UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Reza Pishva

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:   October 31

Date of reporting period:  October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Contents

•	Shareholder Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

106	Statements of Assets and Liabilities

110	Statements of Operations

114	Statements of Changes in Net Assets

120	Notes to Financial Statements

140	Financial Highlights

157	Report of Independent Registered Public Accounting Firm

158	Fund Expenses

160	Approval of Investment Advisory Agreement

168	Trustees & Officers

Annual Report

Shareholder Letter

Dear Shareholders,

At the start of the fiscal year, the possibility of a recession in 2023 dominated investor mindsets. However, the U.S. economy demonstrated resilience during the year, and strong demand for labor kept household income rising. So as 2023 ends it seems possible that a "soft landing" may be in store for the U.S. and much of the global economy. Our definition of a "soft landing" is a macroeconomic scenario in which inflation subsides towards the central bank target of 2% without a significant rise in unemployment.

Globally, core inflation rates, which exclude volatile food and energy prices, peaked in 2022, and underlying price pressures slowed in 2023. Economic activity surprised to the upside and unemployment rates in the U.S., Euro-area, and Australia remain near cycle lows. Major central banks continued raising interest rates in 2023 to slow demand and bring inflation closer to policy targets. U.S. Treasury yields reached highs not seen since the Global Financial Crisis. The yield curve inversion that many saw as a prelude to a recession in 2023 diminished as concern of higher government net interest costs of and the size of the budget took center stage.

Higher interest rates exerted pressure on fixed-income and equity returns, pushing yields to a nearly two-decade high, making fixed-income investing a rewarding proposition prospectively. More recently, as evidence of softer inflation without a recession mounted, interest rates and riskier assets, such as high-yield bonds and equities, have rallied as investors gauge that most central banks have finished their hiking cycle and may lower interest rates next year.

What might be on the horizon for 2024? Major central banks may have adjusted interest rates to a level that justifies an end to their hiking cycles as of the fourth quarter of 2023. Resilient consumers, healthy corporate balance sheets, and tight labor-market conditions may help the U.S. avoid a severe economic downturn. Central banks still face the "last mile" problem in the inflation fight. As such, it is premature to expect rate cuts if core inflation lingers above target while labor markets remain strong. Furthermore, while a "soft landing" is not a foregone conclusion, recent economic data indicate that it is a strong possibility.

So, what should investors do? While short-term bonds were the most attractive investments in 2022 and most of this year, we would look for opportunities in longer bonds to lock in higher yields for longer. Strategic allocations to high-yield bonds and equities could add value to portfolios if central banks pull off that elusive "soft landing.

Transitions make for interesting markets. Thank you for your continued confidence and for remaining alongside us on this fantastic journey

Best Wishes,

Mary Beth Syal

Mary Beth Syal
Principal Executive Officer, Paydenfunds

Management Discussion & Analysis

Short Duration Bond Strategies

Fixed income markets experienced positive nominal returns for the year ended October 31, 2023. The Federal Open Market Committee continued tightening monetary policy, increasing the target upper limit to its Federal Funds Rate from 3.25% to 5.50%. Short term interest rates moved upwards alongside the policy rate, while the longer duration end of the US Treasury curve began to adjust upwards near year-end to reflect increased growth expectations and positive economic data. Spreads on risk assets rose during March following disruption in the regional banking sector. However, premiums on risk assets at the year ended October 31, 2023 were trading close to their previous year-end levels as a result of continued positive economic releases. Going forward, we are paying close attention to investor demand for US Treasuries amid inflating auction sizes, the prospect of a US government shutdown, and volatility in commodity prices, particularly oil and gold, which is exacerbated by increasing geopolitical conflicts in the Middle East.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide highly stable daily liquidity. The Fund returned 4.57% for the year ended October 31, 2023, compared to a return of 4.34% for the Lipper Government Money Market Average. We have rotated positioning from tri-party repo towards US Treasury bills and agency notes to capture higher yields in the portfolio.

The Payden Limited Maturity Fund, Investor Class (PYLMX) returned 5.76% and its SI Class (PYLSX) returned 5.70% for the year ended October 31, 2023, compared to a return of 4.77% for its benchmark, the ICE BofA US 3-Month Treasury Bill Index. The Fund’s outperformance was driven primarily by the allocation to credit, including both corporate and securitized bonds. With the Federal Reserve Board seemingly nearing the end of the hiking cycle, the Fund has taken the opportunity to add duration. The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives contributed 0.07% to performance.

The Payden Low Duration Fund, Investor Class (PYSBX) returned 4.16% and its SI Class (PYLDX) returned 4.21% for the year ended October 31, 2023. The Fund’s benchmark, the ICE BofA 1-3 Year US Treasury Index, returned 2.92% for the year. The Fund’s outperformance was driven primarily by its aggregate credit positioning, with the largest contribution from securitized sectors followed by contribution from corporates. With the Federal Reserve Board approaching the end of the hiking cycle, the Fund has taken the opportunity to bring duration neutral to a mild overweight against the benchmark, which has been an overall detractor from performance. The Fund uses futures, swaps, and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives detracted 0.21% from performance.

The Payden Global Low Duration Fund (PYGSX) returned 3.99% for the year ended October 31, 2023, compared to a return of 3.30% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. The Fund’s outperformance was driven primarily by its aggregate credit positioning, with the largest contribution from securitized sectors followed by contribution from corporates. With the Federal Reserve Board approaching the end of the hiking cycle, the Fund has taken the opportunity to bring duration neutral to a mild overweight against the benchmark, which has been an overall detractor from performance. The Fund uses futures, swaps, and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives detracted 0.22% from performance.

Intermediate Duration Strategies

The Payden U.S. Government Fund (PYUSX) returned 1.90% for the year ended October 31, 2023, compared to its benchmark the ICE BofA 1–5 year U.S Treasury Index, which returned 2.43%. The Federal Reserve Board continued to move interest rates higher over the past year primarily in response to inflation which has still yet to settle near the Federal Reserve Board’s 2% objective (core PCE is 3.7% year on year) and an economy which has proven to be much more resilient to tightening monetary conditions than most investors expected. The Fund underperformed its index due to an overweight position in US Government agency mortgages. The agency mortgage sector has underperformed due to a lack of sponsorship by the traditional dominant participants, banks, money managers and the Federal Reserve Board. Agency mortgages currently trade at historically inexpensive levels compared to US Treasuries when measured over the last 15 years. Yields available in US Treasuries, across all maturities, have moved back to levels prior to the global financial crisis in 2008. Yields on 10-year US Treasury notes breached the 5% barrier for the 1st time since Q3 2007. The Fund is taking advantage of today’s higher yields in both US Treasuries and agency mortgages by keeping fully invested compared to the Fund’s benchmark. The Fund made limited use of interest rate derivatives over the course of the year. Typically, the Fund will use US Treasury futures to manage interest rate volatility. Derivatives impact to performance was a positive 0.15% over the year.

Annual Report   1

Management Discussion & Analysis continued

The Payden GNMA Fund (PYGNX) returned -2.19% for the year ended October 31, 2023, compared to its benchmark the ICE BofA US GNMA Mortgage-Backed Securities Index, which returned -0.66%. Over the past year, the Ginnie Mae (GNMA) mortgage market struggled as interest rates climbed and risk premiums widened to levels not experienced since the global financial crisis in 2008. Despite the regional bank crisis and increased geopolitical risk, the Federal Reserve Board continued to raise the overnight lending rate to combat stubbornly high inflation. During the year, agency mortgages materially underperformed US Treasuries from extreme rate volatility and a lack of traditional sponsorship by US and foreign central banks. Money managers played a larger role as buyers wanted higher compensation to own mortgage-backed securities. The Fund underperformed its benchmark due to a longer duration bias and an overweight to adjustable-rate mortgages with coupons that have failed to increase as fast as the rise in short-term interest rates. The Fund is fully invested with a yield advantage over the benchmark, given that agency mortgage yields are at historically low levels. The Fund anticipates benefiting from a normalization in monetary policy and a return of demand for GNMA mortgage-backed securities. The Fund uses mortgage derivatives periodically to hedge and optimize curve exposure and strategically manage overall portfolio duration in conjunction with our expectations for the future path of interest rate increases. The use of derivatives detracted -0.23% from performance over the year.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 1.07% for the year ended October 31, 2023, compared to 0.36% for its benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 1.15%, and the SI Class (PYCSX) returned 1.16% for the same period. During the year ended October 31, 2023, the Fund maintained an income advantage relative to the broad bond market and sought to exploit relative value through sector rotation and bond selection. This was achieved by investing primarily in investment grade, high yield corporate and emerging market bonds, and securitized debt. Allocations to securitized product and credit security selection were the main drivers of outperformance compared to the benchmark. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Forward contracts for currency management added 0.07% to performance and interest rate futures used to hedge interest rate risk detracted 0.14% from performance.

For the year ended October 31, 2023, the Payden Corporate Bond Fund, Investor Class (PYACX) generated a return of 2.20% while the SI Class (PYCTX) generated a return of 2.32%, compared to a return of 2.77% for its benchmark, the Bloomberg US Corporate Bond Index. For the first four months of the year, positive returns were driven by an improving macro backdrop and a healthy demand for corporate credit as higher all-in yields continued to entice investors. In March, while the regional banking crisis caused turmoil within the sector, returns were buoyed as underlying US Treasury yields fell broadly across the curve and industry regulators took swift action to mitigate further contagion. Subsequently, economic data continued to show the resiliency of the US economy as unemployment remained at historic lows, consumers continued to spend, and inflation remained sticky. With investors now believing the Federal Reserve Board’s rhetoric of higher for longer, US Treasury yields rose across the curve to levels not seen since the great financial crisis resulting in a dampening of total returns for the year. Fund performance was driven by security selection within industrials, particularly within consumer non-cyclicals, energy, and technology. Security selection within financial services, insurance and REITs were the largest detractors from performance. The Fund’s underweight posture to capital goods and utilities were additive. The Fund’s out-of-index exposures were mixed as allocations to high-yield and municipal bonds added to performance while allocations to securitized bonds detracted. For most of the year, the Fund looked to maintain a relatively neutral duration and curve posture relative to its index and resulted in being marginally additive to performance. The Fund used US Treasury futures to hedge duration as well as to strategically manage overall duration and curve positioning which detracted -0.05% from performance.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 4.57% for the year ended October 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 0.36%. The Fund’s SI Class (PYSIX) returned 4.68% for the year. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This was achieved by investing primarily in investment grade, high yield corporate and emerging market bonds, and securitized debt. The Fund’s materially shorter duration posture was the main source of outperformance relative to the benchmark. Allocations to securitized product, high yield corporate bonds, agency MBS, and emerging markets debt added to relative performance. The Fund uses derivatives for interest rate, currency management and credit sector management.

2   Payden Mutual Funds

It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Forward contracts for currency management detracted 0.01% from performance and interest rate futures used to hedge interest rate risk detracted 0.15% from performance.

For the fiscal year ended October 31, 2023, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 6.93%, compared to a return of 3.28% for its benchmark, the Bloomberg US Treasury Bills 1-Month Index. The Fund’s SI Class (PYAIX) returned 7.16% for the year. Despite US government bond yields rising on average 1% for the fiscal year, fixed income performance was broadly positive for the period as credit risk premiums declined across most asset classes. Notwithstanding a banking crisis in March, financial markets were largely stable for the year supported by a strong labor market, resilient consumer, reacceleration in growth, and healthy corporate fundamental backdrop. The Fund overall reduced both interest rate and credit risk for the year. Fund duration peaked at 3.2 years in May, down to a low of 1.0 year in August, ending the fiscal year at 1.5. The Fund reduced risk to the lowest level in several years as the current environment compensates investors to move up-in-quality and in shorter maturities all while not overly eroding yield and credit risk premiums. All core income sectors were positive contributors to performance except agency mortgage-backed securities which detracted from performance as interest rate volatility was elevated. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, emerging market, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps, and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Overall derivatives contributed 0.04% to performance.

Loan Strategy

The leveraged loan market finished the fiscal year ending October 31, 2023 with a positive return of 9.44% as measured by the Credit Suisse Institutional Leveraged Loan BB Index. Loan prices rose thanks to better-than-expected economic growth and strong corporate earnings. Loans are a floating rate instrument, so the asset class continues to benefit from higher interest rates, since coupon rates are linked to short-term interest rates.

For the year ended October 31, 2023 the Payden Floating Rate Fund, Investor Class (PYFRX) returned 11.39% and the Fund’s SI Class (PYFIX) returned 11.52%. The Fund’s benchmark, the Credit Suisse Institutional Leveraged Loan BB Index, returned 9.44% for the year. Security selection was positive in almost every sector, with strength in the technology and telecommunications sectors. Loans issued by companies such as Ensono Inc and Altice France S.A. benefitted from price appreciation and strong income generation. Security selection in the leisure sector was a modest detractor from relative performance even though all five of the portfolio’s positions posted positive returns. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure which contributed 0.04% to performance.

High Yield Strategy

High-yield bonds returned 5.40% during the year ended October 31, 2023 as measured by the ICE BofA BB/B US Cash Pay High Yield Constrained Index. The positive returns were largely driven by coupon income as rates continued to rise in 2023. CCCs were the best performing ratings cohort as they returned 8.65% as measured by the ICE BofA CCC and Lower US Cash Pay High Yield Constrained Index.

The Payden High Income Fund, Investor Class (PYHRX) returned 7.54% for the fiscal year ended October 31, 2023. The Fund’s benchmark, the ICE BofA BB/B US Cash Pay High Yield Constrained Index, returned 5.40%, while the Fund’s SI Class (PYCHX) returned 7.63% for the year. Security selection in the energy sector was the biggest contributor to relative outperformance. Credit risk transfer securities also added to performance as home prices remained resilient despite higher mortgage rates. The largest detractor was security selection within telecommunications, particularly in the wireline subsector. The Fund holds forward currency contracts and interest rate swaps to hedge foreign exchange exposure and floating rate exposure. Losses associated with interest rate swaps totaled 0.25%, but the underlying floating rate assets more than made up for the losses.

Annual Report   3

Management Discussion & Analysis continued

Municipal Bond Strategy

For the year ended October 31, 2023, the Payden California Municipal Social Impact Fund (PYCRX) returned 3.55%. The Fund’s benchmarks, the Bloomberg California Intermediate Index and the Bloomberg 7-Year Municipal Index, returned 2.18% and 2.22%, respectively, for the year. The Fund’s performance relative to its benchmarks was in large part a result of its active allocations across the yield curve. The Fund increased duration early in the year to be closer to that of the benchmark which worked favorably as the pace of rising yields slowed and portfolio income became a more significant contributor to overall performance. Yield curve positioning also positively contributed to performance as the Fund maintained a relative underweight to intermediate maturities and overweight to longer maturities. The Fund maintained an underweight positioning to General Obligation and an overweight to Revenue sectors which contributed positively to performance as credit spreads compressed due to stable economic conditions and strong credit fundamentals proved more resilient than expected and credit spreads compressed. The Fund’s allocation to US Treasury securities and taxable municipals also contributed positively to performance, as the Fund actively managed exposure around changes in relative value. After experiencing significant outflows in 2022, municipal mutual fund flows began to stabilize in 2023, providing support to valuations. Total municipal issuance declined for much of the year in response to higher market yields.

Global Bond Strategy

The Payden Global Fixed Income Fund, Investor Class (PYGFX) posted a return of 1.68% for the fiscal year ending October 31, 2023, compared to a return of 1.72% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund’s SI Class (PYGIX) posted a return of 1.71% for the same period. The Fund held a modest overweight to credit markets focusing on less cyclical sectors and lower-beta, highly liquid names. The allocation to non-governmental sectors added to alpha with allocations to securitized debt and hard currency emerging market debt contributing the most. The portfolio’s security selection within corporate debt also added to relative performance. To help reduce credit risk, the Fund held protection via CDX High Yield and iTraxx Crossover indices. Overall, The Fund’s positioning in the credit space contributed to relative performance. The Fund held long positions in a basket of emerging market currencies versus the US dollar. Active currency management negatively impacted relative performance. The Fund held underweight positions in Japan and overweight positions in the US, UK, and a select group of local emerging markets. The Fund also held curve steepening positions in the US and Germany. Active rates management negatively impacted relative performance. The Fund used derivatives for hedging and active investment purposes throughout the year. The Fund utilized interest rate swaps as well as bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The Fund also used credit derivatives to help manage the credit risk. The use of government bond futures and swaps for active management purposes detracted 0.31%, while the use of forward currency contracts for active management purposes detracted approximately 0.16% from the Fund’s return. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance did not have an impact on performance.

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2023, emerging markets (EM) debt posted solid, positive returns, recovering meaningfully from the challenging backdrop seen in the prior twelve months. At the index level, hard currency EM sovereign and EM corporate debt experienced similar dynamics, whereby high-yield issuers meaningfully outperformed investment-grade issuers, given their lower sensitivity to rising U.S. Treasury yields. Globally, inflation eased from elevated levels, allowing most central banks to reach (or nearly reach) the end of their rate hiking cycles. Select EM central banks, which in many cases had tightened monetary policy earlier than developed market central banks, were able to begin lowering policy rates, particularly in situations where inflation moved back into the target range. In this context, yields of EM local government bonds fell during the year, causing EM local markets to outperform EM hard currency markets. EM currencies demonstrated mixed performance against the US dollar. Currencies in Latin America and Eastern Europe appreciated, currencies in Asia were broadly flat, and depreciation prevailed in idiosyncratic situations like Egypt and Turkey.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 11.16%, the Fund’s Adviser Class (PYEWX) returned 10.99%, and the Fund’s SI Class (PYEIX) returned 11.21% for the fiscal year ended October 31, 2023. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 8.36% for the year. Within US dollar-pay sovereigns, overweight positioning in Sri Lanka, Zambia, Nigeria, and Ghana added to performance, as did underweight exposures in United

4   Payden Mutual Funds

Arab Emirates, Uruguay, Indonesia, Philippines, Panama, and Qatar. Additionally, security selection in Hungary, Uzbekistan, and Kazakhstan benefitted relative performance. Against this, underweight exposures in Turkey and El Salvador detracted. Among quasi-sovereigns, underweight positioning in China and Chile, security selection in Indonesia, and overweight exposure in Mongolia all added, while security selection in Malaysia modestly detracted. Off-benchmark allocations to corporates added to relative performance, while local currency denominated debt performed in line with the benchmark. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. The use of derivative instruments detracted 0.42% from total return.

The Payden Emerging Markets Local Bond Fund Investor Class (PYELX) returned 12.11% and the Funds SI Class (PYILX) returned 12.63% for the fiscal year ended October 31, 2023. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned 13.50% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in Brazil, Dominican Republic, and Peru, as well as security selection in Thailand, Hungary, and Romania. Additionally underweight exposures in Turkey and China benefitted relative performance. Against this, underweight rates positioning in Poland and the Czech Republic detracted, as did security selection in South Africa and Colombia. Overall, currency positioning detracted during the period. Underweight positions in the Turkish lira and Egyptian pound added, as did overweight exposures in the Romanian leu and Czech koruna. Overweight exposures to the Colombian peso, Thai baht, and Chilean peso detracted, as did underweight positioning in the Polish zloty. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. The use of derivative instruments detracted 0.19% from total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 9.17%, and the Fund’s SI Class (PYCIX) returned 9.40% for the fiscal year ended October 31, 2023. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 9.18% for the year. The Fund’s selection of emerging market corporates was the primary contributor, while off-index positions in US dollar-pay sovereigns also benefitted relative performance. Within emerging market corporates, selection of utilities credits in Colombia, utilities and real estate in Mexico, utilities and industrials in India, TMT and utilities in Chile, and financials in China, Singapore, and South Korea all benefitted relative performance. An overweight to TMT and consumer goods in Brazil detracted, as did underweight exposure to consumer goods in Macau, oil and gas in Argentina, and metals and mining in Ukraine. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. The use of derivative instruments detracted 0.73% from total return.

Equity Strategy

The US equity market rallied for the year ended October 31, 2023, as investors turned bullish with inflation cooling while the strength of the US economy surprised to the upside. The improved market tone was also driven by the Federal Reserve Board slowing their aggressive rate hikes and corporate earnings growth coming in better-than-feared. Despite the positive returns, market volatility stayed elevated as increased macro concerns drove big price swings across sectors and with a large performance dispersion between the winners and losers. Growth-oriented sectors like technology surged higher by more than 30% for the year, which was driven by outsized returns from a few mega-cap stocks. Conversely, high dividend-paying and lower volatility sectors like utilities, real estate, healthcare ended the year down more than -4% as higher interest rates reduced the attractiveness of these sectors.

The Payden Equity Income Fund’s Investor Class (PYVLX) returned -6.75% for the year ended October 31, 2023, while the Fund’s Advisor Class (PYVAX) returned -6.97% and the Fund’s SI Class (PYVSX) returned -6.59%. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.10% for the year. The difference in the Fund’s performance relative to the Russell 1000 Value Index was largely attributed to the Fund’s emphasis on high quality companies with stable cash flows that have the ability to pay dividends over time. Despite corporate fundamentals remaining sound for high quality dividend-payers, many of these companies ended the period posting negative returns. From a performance attribution perspective, security selection was the main detractor from relative performance. The Fund’s security selection within communication services and industrials were the largest performance detractors. Sector allocation was a modest detractor to relative performance with an underweight to communication services contributing the most to relative performance. Strong individual performers in the Fund include North American semi-conductor company Broadcom and North American insurance broker Arthur J. Gallagher. The Fund utilized currency forward contracts to hedge its non-US dollar exposure during this year, which contributed 0.12% to performance. The Fund also utilized temporary positions in equity derivatives to manage cash positions, which contributed -0.04% to performance.

Annual Report   5

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation	G2SF - Ginnie Mae
AMT - Alternative Minimum Tax	GBP - British Pound
ARM - Adjustable Rate Mortgage	GN - Ginnie Mae I pool
AUD - Australian Dollar	GNR - Ginnie Mae REMICS
BAM - Build America Mutual	HUF - Hungarian Forint
BRL - Brazilian Real	IDR - Indonesian Rupiah
CAD - Canadian Dollar	INR - Indian Rupee
CHF - Swiss Franc	JPY - Japanese Yen
CLO - Collateralized Loan Obligation	KRW - South Korean Won
CMBS - Commercial Mortgage-Backed Security	KZT - Kazakhstani Tenge
CLP - Chilean Peso	LIBOR - London Interbank Offered Rate
CNH - Offshore China Renminbi	MXN - Mexican Peso
CNY - China Renminbi	MYR - Malaysian Ringgit
COP - Colombian Peso	PEN - Peruvian Sol
CZK - Czech Koruna	PHP - Philippine Peso
DKK - Danish Krone	PLN - Polish Zloty
DOP - Dominican Peso	REMIC - Real Estate Mortgage Investment Conduit
EUR - Euro	RON - New Romanian Leu
EURIBOR - Euro Interbank Offered Rate	SEK - Swedish Krona
FFCB - Federal Farm Credit Banks Funding Corporation	SGD - Singapore Dollar
FG - Freddie Mac Gold Pool	STACR - Structured Agency Credit Risk
FH - Freddie Mac Non Gold Pool	TBA - To-Be-Announced
FHLB - Federal Home Loan Banks	THB - Thai Baht
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)	TRY - Turkish Lira
FHR - Freddie Mac REMICS	UAH - Ukrainian Hryvnia
FN - Fannie Mae Pool	USD - US Dollar
FNCL - Fannie Mae or Freddie Mac	UYU - Uruguayan Peso
FNMA - Federal National Mortgage Association (Fannie Mae)	UZS - Uzbekistani Som
FNR - Fannie Mae REMICS	ZAR - South African Rand
FR - Freddie Mac Pool
G2 - Ginnie Mae II pool

6   Payden Mutual Funds

            Payden Cash Reserves Money Market Fund

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
U.S. Treasury	70%
Repurchase Agreements	18%
U.S. Government Agency	11%
Investment Company	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (11%)
2,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.050%), 5.36%, 11/09/23 (a)	$2,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.060%), 5.37%, 12/13/23 (a)	5,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.190%), 5.50%, 11/25/24 (a)	5,000
10,000,000	FHLB, 5.33%, 5/24/24	10,000
5,100,000	FHLB, 5.28%, 5/28/24	5,100
5,000,000	FHLB, 5.51%, 7/12/24	5,000
2,000,000	FHLB, 5.66%, 8/26/24	2,000
6,880,000	FHLMC, 5.45%, 6/14/24	6,880
5,200,000	FHLMC, 5.50%, 6/18/24	5,200

Total U.S. Government Agency (Cost - $46,180)		46,180

U.S. Treasury (70%)
35,000,000	U.S. Treasury Bill, 5.33%, 11/07/23 (b)	34,969
10,000,000	U.S. Treasury Bill, 5.00%, 11/09/23 (b)	9,989
25,000,000	U.S. Treasury Bill, 5.31%, 11/14/23 (b)	24,952
25,000,000	U.S. Treasury Bill, 5.31%, 11/21/23 (b)	24,927
25,000,000	U.S. Treasury Bill, 5.30%, 11/24/23 (b)	24,917
25,000,000	U.S. Treasury Bill, 0.03%, 11/28/23 (b)	24,900
25,000,000	U.S. Treasury Bill, 0.06%, 12/05/23 (b)	24,874
30,000,000	U.S. Treasury Bill, 5.36%, 12/12/23 (b)	29,819
30,000,000	U.S. Treasury Bill, 5.35%, 12/14/23 (b)	29,811
10,000,000	U.S. Treasury Bill, 0.01%, 12/19/23 (b)	9,929
15,000,000	U.S. Treasury Bill, 5.39%, 12/21/23 (b)	14,889
10,000,000	U.S. Treasury Bill, 0.03%, 12/26/23 (b)	9,918
10,000,000	U.S. Treasury Bill, 5.40%, 1/04/24 (b)	9,905
10,000,000	U.S. Treasury Bill, 5.42%, 1/11/24 (b)	9,896
5,000,000	U.S. Treasury Bill, 5.43%, 1/23/24 (b)	4,939

Principal or Shares	Security Description	Value (000)
6,000,000	U.S. Treasury Floating Rate Notes, (3 mo. U.S. Treasury Bill Yield + 0.167%), 5.55%, 10/31/25 (a)	$6,000
15,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.169%), 5.57%, 4/30/25 (a)	15,008
4,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.125%), 5.52%, 7/31/25 (a)	3,997

Total U.S. Treasury (Cost - $313,639)		313,639

Investment Company (1%)
4,820,801	Dreyfus Treasury Obligations Cash Management Fund (Cost - $4,821)	4,821

Repurchase Agreements (18%)
41,000,000	Bank of Montreal Tri Party, 5.27%, 11/01/23 (c)	41,000
10,000,000	CIBC World Markets Tri Party, 5.25%, 11/01/23 (d)	10,000
10,000,000	Citigroup Tri Party, 5.25%, 11/02/23 (e)	10,000
10,000,000	Goldman Sachs Tri Party, 5.25%, 11/07/23 (f)	10,000
10,000,000	RBC Capital Markets Tri Party, 5.26%, 11/06/23 (g)	10,000

Total Repurchase Agreements (Cost - $81,000)		81,000

Total Investments (Cost - $445,640) (100%)		445,640
Other Assets, net of Liabilities (0%)		1,103

Net Assets (100%)		$446,743

(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.

Annual Report   7

            Payden Cash Reserves Money Market Fund continued

(b) Yield to maturity at time of purchase.
(c) The repurchase agreement dated 10/31/2023 is collateralized by the following securities:
Bank of Montreal Tri Party
55,172,400	U.S. Treasury Securities, maturity dated Aug 30, yielding 0.63%	$41,820

		41,820

(d) The repurchase agreement dated 10/25/2023 is collateralized by the following securities:
CIBC World Markets Tri Party
10,077,100	U.S. Treasury Securities, maturity from Oct 24-Jan 28, yielding from 0.75%-5.52%	$10,200

		10,200

(e) The repurchase agreement dated 10/26/2023 is collateralized by the following securities:
Citigroup Tri Party
11,329,200	U.S. Treasury Securities, maturity from Dec 24-Sep 28, yielding from 1.25%-1.75%	$10,200

		10,200

(f) The repurchase agreement dated 10/31/2023 is collateralized by the following securities:
Goldman Sachs Tri Party
13,245,762	FNMA, maturity from Apr 47-Oct 53, yielding from 4.00%-6.00%	$6,827
13,812,104	GNMA, maturity from Nov 37-Jun 52, yielding from 4.00%-5.50%	3,373

		10,200

(g) The repurchase agreement dated 10/30/2023 is collateralized by the following securities:
RBC Capital Markets Tri Party
5,000	FMAC, maturity from Oct 41-Dec 52, yielding from 3.00%-4.50%	$2
2,000	FNMA, maturity from Oct 40-Nov 52, yielding from 2.00%-5.50%	1
10,920,200	U.S. Treasury Securities, maturity from Aug 27-Aug 31, yielding from 1.25%-3.13%	10,197

		10,200

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements	Value (000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$81,000
Non-cash Collateral	(51,000)

Net Amount	$30,000

See notes to financial statements.

8   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments

Corporate Bond	35%
Asset Backed	33%
U.S. Treasury	15%
Commercial Paper	10%
Mortgage Backed	6%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Asset Backed (33%)
12,031,959	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.314%), 6.65%, 6/15/36 (a)(b)	$11,872
5,100,000	ACRES Commercial Realty Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.514%), 6.85%, 1/15/37 (a)(b)	5,030
1,258,465	AEP Texas Restoration Funding LLC 2019-1, 2.06%, 2/01/27	1,229
3,530,586	Ally Auto Receivables Trust 2022-3, 5.29%, 6/16/25	3,525
4,000,000	Ally Auto Receivables Trust 2023-1, 5.76%, 11/15/26	3,992
1,146,609	American Credit Acceptance Receivables Trust 2022-4 144A, 6.20%, 5/13/26 (a)	1,146
606,839	American Credit Acceptance Receivables Trust 2022-1 144A, 1.68%, 9/14/26 (a)	606
1,340,493	American Credit Acceptance Receivables Trust 2023-1 144A, 5.45%, 9/14/26 (a)	1,337
3,976,025	American Credit Acceptance Receivables Trust 2023-2 144A, 5.89%, 10/13/26 (a)	3,963
3,926,895	American Credit Acceptance Receivables Trust 2023-3 144A, 6.00%, 3/12/27 (a)	3,924
3,500,000	Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.450%), 6.77%, 1/15/37 (a)(b)	3,446

Principal or Shares	Security Description	Value (000)

659,632	ARI Fleet Lease Trust 2023-A 144A, 5.43%, 4/15/24 (a)	$660
492,269	ARI Fleet Lease Trust 2021-A 144A, 0.37%, 3/15/30 (a)	490
3,700,000	ARI Fleet Lease Trust 2023-B 144A, 6.05%, 7/15/32 (a)	3,693
278,882	Atlas Senior Loan Fund III Ltd. 2013-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.092%), 6.47%, 11/17/27 (a)(b)	279
6,026,504	Bain Capital Credit CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.65%, 7/20/30 (a)(b)	6,003
1,969,142	Ballyrock CLO Ltd. 2019-2A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.262%), 6.64%, 11/20/30 (a)(b)	1,965
2,000,000	Bank of America Auto Trust 2023-1A 144A, 5.83%, 5/15/26 (a)	1,996
5,500,000	Barclays Dryrock Issuance Trust 2021-1, 0.63%, 7/15/27	5,251
222,123	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 2/16/37 (a)(b)	221
658,449	Benefit Street Partners CLO II Ltd. 2013-IIA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.132%), 6.53%, 7/15/29 (a)(b)	657
5,819,626	BMW Vehicle Lease Trust 2023-1, 5.27%, 2/25/25	5,808

Annual Report   9

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

8,850,000	BMW Vehicle Owner Trust 2023-A, 5.72%, 4/27/26	$8,837
4,292,062	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.252%), 6.65%, 4/15/29 (a)(b)	4,278
7,600,000	BSPRT Issuer Ltd. 2023-FL10 144A, (1 mo. Term Secured Overnight Financing Rate + 2.259%), 7.59%, 9/15/35 (a)(b)	7,574
5,348,021	Capital One Prime Auto Receivables Trust 2022- 2, 3.74%, 9/15/25	5,307
398,558	CarMax Auto Owner Trust 2023-2, 5.51%, 5/15/24	399
8,500,000	CarMax Auto Owner Trust 2023-4, 5.73%, 10/15/24	8,503
6,046,332	CarMax Auto Owner Trust 2023-1, 5.23%, 1/15/26	6,025
7,700,000	CarMax Auto Owner Trust 2023-4, 6.08%, 12/15/26	7,702
2,433,300	Carvana Auto Receivables Trust 2022-P3, 4.42%, 12/10/25	2,424
976,925	Carvana Auto Receivables Trust 2021-P2, 0.49%, 3/10/26	958
5,785,889	Carvana Auto Receivables Trust 2023-P1 144A, 6.02%, 4/10/26 (a)	5,776
4,887,420	Carvana Auto Receivables Trust 2023-P2 144A, 5.98%, 8/10/26 (a)	4,876
1,900,000	Carvana Auto Receivables Trust 2023-P3 144A, 6.09%, 11/10/26 (a)	1,898
7,213,525	Carvana Auto Receivables Trust 2021-P4, 1.31%, 1/11/27	6,930
3,700,000	Carvana Auto Receivables Trust 2023-P4 144A, 6.23%, 1/11/27 (a)	3,698
5,004,000	Carvana Auto Receivables Trust 2022-P1, 3.35%, 2/10/27	4,867
912,960	CCG Receivables Trust 2021-1 144A, 0.30%, 6/14/27 (a)	898
236,831	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (a)	236
1,560,239	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.164%), 6.50%, 2/15/38 (a)(b)	1,555
325,525	Chesapeake Funding II LLC 2020-1A 144A, 0.87%, 8/15/32 (a)	322
3,131,857	Chesapeake Funding II LLC 2021-1A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.344%), 5.66%, 4/15/33 (a)(b)	3,118
4,783,060	CIFC Funding 2014-II-R Ltd. 2014-2RA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.312%), 6.71%, 4/24/30 (a)(b)	4,769
1,800,000	Cifc Funding Ltd. 2014-4RA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 1/17/35 (a)(b)	1,800
4,317,987	CIFC Funding Ltd. 2015-3A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.132%), 6.53%, 4/19/29 (a)(b)	4,306
1,792,757	CIFC Funding Ltd. 2017-2A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.63%, 4/20/30 (a)(b)	1,791
6,623,242	CIFC Funding Ltd. 2017-4A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 10/24/30 (a)(b)	6,596

Principal or Shares	Security Description	Value (000)

4,024,702	CIFC Funding Ltd. 2018-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.262%), 6.66%, 4/18/31 (a)(b)	$4,009
2,608,872	CIFC Funding Ltd. 2013-3RA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.242%), 6.64%, 4/24/31 (a)(b)	2,601
6,398,896	CIFC Funding Ltd. 2018-3A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.362%), 6.76%, 7/18/31 (a)(b)	6,390
73,565	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.70%, 8/20/35 (a)(b)	72
5,600,000	CNH Equipment Trust 2023-B, 5.90%, 2/16/27	5,599
325,980	Commonbond Student Loan Trust 2017-AGS 144A, (1 mo. Term Secured Overnight Financing Rate + 0.964%), 6.29%, 5/25/41 (a)(b)	320
2,926,472	Dell Equipment Finance Trust 2023-2 144A, 5.64%, 6/24/24 (a)	2,926
5,500,000	Dell Equipment Finance Trust 2023-2 144A, 5.84%, 1/22/29 (a)	5,491
2,550,000	Dell Equipment Finance Trust 2023-3 144A, 6.10%, 4/23/29 (a)	2,553
12,088,129	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.182%), 6.58%, 10/15/30 (a)(b)	12,034
2,900,000	DLLAA LLC 2023-1A 144A, 5.93%, 7/20/26 (a)	2,898
8,656,615	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.282%), 6.68%, 4/15/29 (a)(b)	8,642
2,207,873	Dryden Senior Loan Fund 2015-41A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.63%, 4/15/31 (a)(b)	2,200
1,514,643	Enterprise Fleet Financing LLC 2023-2 144A, 5.79%, 6/20/24 (a)	1,515
828,500	Enterprise Fleet Financing LLC 2020-2 144A, 0.61%, 7/20/26 (a)	822
4,161,172	Enterprise Fleet Financing LLC 2021-3 144A, 0.77%, 8/20/27 (a)	4,031
929,268	Enterprise Fleet Funding LLC 2021-1 144A, 0.44%, 12/21/26 (a)	919
1,298,143	Exeter Automobile Receivables Trust 2022-6A, 5.73%, 11/17/25	1,298
1,400,000	Exeter Automobile Receivables Trust 2023-4A, 6.07%, 12/15/25	1,399
2,850,000	Exeter Automobile Receivables Trust 2023-3A, 6.04%, 7/15/26	2,843
2,400,000	Exeter Automobile Receivables Trust 2022-6A, 5.70%, 8/17/26	2,394
1,950,000	Exeter Automobile Receivables Trust 2023-4A, 6.06%, 9/15/26	1,945
2,802,470	Flagship Credit Auto Trust 2022-3 144A, 4.06%, 10/15/25 (a)	2,794
3,354,514	Flagship Credit Auto Trust 2021-4 144A, 0.81%, 7/17/26 (a)	3,292
1,848,137	Flagship Credit Auto Trust 2022-1 144A, 1.79%, 10/15/26 (a)	1,811
3,128,879	Flagship Credit Auto Trust 2023-1 144A, 5.38%, 12/15/26 (a)	3,111
12,266,392	Flagship Credit Auto Trust 2023-2 144A, 5.76%, 4/15/27 (a)	12,200
3,700,000	Flagship Credit Auto Trust 2023-3 144A, 5.89%, 7/15/27 (a)	3,693

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,320,749	Flatiron CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.242%), 6.61%, 5/15/30 (a)(b)	$2,312
8,574,821	Flatiron CLO Ltd. 2018-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 4/17/31 (a)(b)	8,536
4,798,571	Ford Auto Securitization Trust 2023-AA 144A, 5.21%, 6/15/25 CAD (a)(c)	3,456
6,638,616	Ford Credit Auto Lease Trust 2023-A, 5.19%, 6/15/25	6,624
2,966,307	Ford Credit Auto Owner Trust 2022-C, 4.52%, 4/15/25	2,958
7,055,238	FS RIALTO 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.334%), 6.67%, 5/16/38 (a)(b)	6,961
3,002,561	Galaxy XV CLO Ltd. 2013-15A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.63%, 10/15/30 (a)(b)	2,994
3,819,884	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.132%), 6.53%, 4/24/29 (a)(b)	3,804
730,723	Galaxy XXVII CLO Ltd. 2018-27A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.282%), 6.65%, 5/16/31 (a)(b)	729
4,162,241	GLS Auto Select Receivables Trust 2023-1A 144A, 5.75%, 7/15/24 (a)	4,162
4,804,657	GM Financial Automobile Leasing Trust 2023-1, 5.27%, 6/20/25	4,791
10,036,171	GM Financial Automobile Leasing Trust 2023-2, 5.44%, 10/20/25	10,003
9,665,000	GM Financial Automobile Leasing Trust 2023-2, 5.05%, 7/20/26	9,551
7,205,629	GM Financial Consumer Automobile Receivables Trust 2023-1, 5.19%, 3/16/26	7,177
4,950,000	GM Financial Consumer Automobile Receivables Trust 2023-3, 5.74%, 9/16/26	4,944
946,769	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 6.63%, 9/15/37 (a) (b)	941
7,763,902	Hayfin U.S. XII Ltd. 2018-9A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.412%), 6.80%, 4/28/31 (a)(b)	7,738
7,300,000	Honda Auto Receivables Owner Trust 2023-2, 5.41%, 4/15/26	7,267
5,050,000	HPEFS Equipment Trust 2023-2A 144A, 6.04%, 1/21/31 (a)	5,049
7,200,997	Hyundai Auto Lease Securitization Trust 2023-A 144A, 5.20%, 4/15/25 (a)	7,179
4,590,169	Hyundai Auto Lease Securitization Trust 2023-B 144A, 5.47%, 9/15/25 (a)	4,575
7,300,000	Hyundai Auto Lease Securitization Trust 2023-C 144A, 5.85%, 3/16/26 (a)	7,296
4,500,000	Hyundai Auto Lease Securitization Trust 2023-B 144A, 5.15%, 6/15/26 (a)	4,450
6,000,000	Hyundai Auto Receivables Trust 2023-B, 5.77%, 5/15/26	5,988
5,900,000	John Deere Owner Trust 2023-B, 5.59%, 6/15/26	5,891
5,000,000	KREF Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.184%), 6.52%, 2/15/39 (a)(b)	4,888
988,232	Kubota Credit Owner Trust 2023-1A 144A, 5.29%, 3/15/24 (a)	988

Principal or Shares	Security Description	Value (000)

8,100,000	Kubota Credit Owner Trust 2023-2A 144A, 5.61%, 7/15/26 (a)	$8,063
7,835,454	LCM XXIV Ltd. 24A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.242%), 6.66%, 3/20/30 (a)(b)	7,798
1,656,778	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 4/19/30 (a)(b)	1,652
3,336,150	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.092%), 6.50%, 4/22/27 (a)(b)	3,336
14,360,582	Madison Park Funding XVII Ltd. 2015-17A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.262%), 6.67%, 7/21/30 (a)(b)	14,316
964,310	Madison Park Funding XXVI Ltd. 2017-26A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.462%), 6.85%, 7/29/30 (a)(b)	963
2,790,956	Madison Park Funding XXX Ltd. 2018-30A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.012%), 6.41%, 4/15/29 (a)(b)	2,773
3,669,589	Magnetite VII Ltd. 2012-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.062%), 6.46%, 1/15/28 (a)(b)	3,657
4,007,366	Mercedes-Benz Auto Receivables Trust 2023-1, 5.09%, 1/15/26	3,992
5,950,000	MMAF Equipment Finance LLC 2023-A 144A, 5.79%, 11/13/26 (a)	5,934
1,050,000	MMAF Equipment Finance LLC 2022-A 144A, 3.20%, 1/13/28 (a)	1,009
1,049,804	Navient Private Education Refi Loan Trust 2021- A 144A, 0.84%, 5/15/69 (a)	900
380,428	Navient Private Education Refi Loan Trust 2020- GA 144A, 1.17%, 9/16/69 (a)	334
2,250,000	Navistar Financial Dealer Note Master Owner Trust II 2023-1 144A, 6.18%, 8/25/28 (a)	2,244
14,838,080	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.192%), 6.59%, 10/18/29 (a)(b)	14,763
6,516,867	Nissan Auto Lease Trust 2023-A, 5.10%, 3/17/25	6,494
7,000,000	Nissan Auto Lease Trust 2023-B, 5.74%, 8/15/25	6,994
2,701,561	Nissan Auto Receivables Owner Trust 2022-B, 4.50%, 8/15/25	2,688
7,520,000	PFS Financing Corp. 2021-B 144A, 0.77%, 8/15/26 (a)	7,206
3,960,845	Porsche Financial Auto Securitization Trust 2023-1A 144A, 5.42%, 12/22/26 (a)	3,946
3,050,474	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 5.72%, 8/16/32 (a)	3,033
3,464,205	Santander Bank Auto Credit-Linked Notes 2022- C 144A, 6.45%, 12/15/32 (a)	3,457
3,123,855	Santander Bank Auto Credit-Linked Notes 2023- A 144A, 6.49%, 6/15/33 (a)	3,121
749,950	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	731
554,284	Santander Consumer Auto Receivables Trust 2021-BA 144A, 1.45%, 10/16/28 (a)	550
2,612,275	Santander Drive Auto Receivables Trust 2022-1, 2.36%, 8/17/26	2,584
7,370,858	Santander Drive Auto Receivables Trust 2022-5, 4.11%, 8/17/26	7,324

Annual Report   11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

9,600,000	Santander Drive Auto Receivables Trust 2023-4, 6.18%, 2/16/27	$9,599
9,900,000	Santander Drive Auto Receivables Trust 2023-5, 6.31%, 7/15/27	9,901
1,738,728	Santander Drive Auto Receivables Trust 2021-3, 0.95%, 9/15/27	1,714
3,500,000	SFS Auto Receivables Securitization Trust 2023- 1A 144A, 5.89%, 3/22/27 (a)	3,492
114,199	SoFi Consumer Loan Program Trust 2021-1 144A, 0.49%, 9/25/30 (a)	114
1,931,426	SoFi Consumer Loan Program Trust 2023-1S 144A, 5.81%, 5/15/31 (a)	1,927
1,215,916	Stack Infrastructure Issuer LLC 2019-1A 144A, 4.54%, 2/25/44 (a)	1,206
4,200,000	STWD Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.314%), 6.65%, 4/18/38 (a)(b)	4,095
1,241,346	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.53%, 7/15/38 (a)(b)	1,225
1,455,776	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.192%), 6.59%, 7/15/30 (a)(b)	1,449
6,400,000	Tesla Auto Lease Trust 2023-B 144A, 6.02%, 9/22/25 (a)	6,395
211,502	Towd Point Mortgage Trust 2017-5 144A, (1 mo. Term Secured Overnight Financing Rate + 0.714%), 5.51%, 2/25/57 (a)(b)	212
8,844,900	Toyota Auto Receivables Owner Trust 2023-A, 5.05%, 1/15/26	8,809
6,200,000	Toyota Lease Owner Trust 2023-B 144A, 5.73%, 4/20/26 (a)	6,193
8,600,000	Volkswagen Auto Lease Trust 2023-A, 5.87%, 1/20/26	8,591
2,700,000	Volkswagen Auto Loan Enhanced Trust 2023-1, 5.50%, 12/21/26	2,690
8,496,410	Westlake Automobile Receivables Trust 2023- 1A 144A, 5.51%, 6/15/26 (a)	8,470
6,750,000	Westlake Automobile Receivables Trust 2023- 3A 144A, 5.96%, 10/15/26 (a)	6,738
1,000,000	Westlake Automobile Receivables Trust 2023- 2A 144A, 5.80%, 2/16/27 (a)	996
2,130,919	Wheels SPV 2 LLC 2021-1A 144A, (1 mo. Term Secured Overnight Financing Rate + 0.394%), 5.73%, 8/20/29 (a)(b)	2,119
6,125,276	World Omni Auto Receivables Trust 2021-B, 0.42%, 6/15/26	5,942
10,682,997	World Omni Auto Receivables Trust 2023-A, 5.18%, 7/15/26	10,634
3,014,361	World Omni Automobile Lease Securitization Trust 2023-A, 5.47%, 11/17/25	3,003

Total Asset Backed (Cost - $640,820)		638,966

Certificates of Deposit (0%)
1,700,000	Credit Agricole Corporate & Investment Bank SA, 5.36%, 11/21/23 (d)
	(Cost - $1,700)	1,700

Commercial Paper(d) (9%)
15,000,000	Ameren Corporation., 5.57%, 11/20/23	14,954
9,000,000	AT&T Inc., 5.71%, 12/19/23	8,932
10,000,000	Bank of Nova Scotia, 6.00%, 10/17/24	9,454
8,500,000	Bayer AG, 6.30%, 7/23/24	8,123
10,000,000	Bayerische Landesbk Giro., 5.71%, 2/13/24	9,836
10,000,000	BNP Paribas SA, 5.90%, 6/07/24	9,656

Principal or Shares	Security Description	Value (000)

10,000,000	BPCE SA, 6.03%, 7/25/24	$9,579
10,000,000	Dollar Tree Inc., 5.61%, 11/16/23	9,976
15,000,000	DTE Energy Co., 5.57%, 11/08/23	14,982
5,000,000	Hyundai Capital America, 5.45%, 11/01/23	4,999
10,000,000	ING (U.S.) Funding LLC, 5.85%, 5/17/24	9,689
5,000,000	Macquarie Group Ltd., 5.16%, 11/02/23	4,999
8,000,000	Martindale Industrial Finance Ltd., 6.00%, 5/17/24	7,748
10,000,000	NextEra Energy Capital Holdings Inc., 5.59%, 11/14/23	9,979
15,000,000	Nutrien Ltd., 5.66%, 11/21/23	14,952
12,000,000	Skandinaviska Enskilda Banken AB, 6.03%, 3/08/24	11,999
10,000,000	Toronto-Dominion Bank, 6.00%, 9/04/24	9,519
10,000,000	Westpac Banking Corporation., 5.23%, 1/04/24	9,905
7,000,000	Westpac Banking Corporation., 5.25%, 11/09/23	6,991

Total Commercial Paper (Cost - $186,272)		186,272

Corporate Bond (36%)
Financial (18%)
9,500,000	ABN AMRO Bank NV 144A, (Secured Overnight Financing Rate + 1.780%), 7.12%, 9/18/27 (a)(b)	9,509
13,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3NC1, 1.75%, 10/29/24	13,322
2,980,000	Ally Financial Inc., 5.75%, 11/20/25	2,847
7,055,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.760%), 6.10%, 2/13/26 (b)	7,004
4,680,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.999%), 4.99%, 5/01/26 (b)	4,591
4,260,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.330%), 6.34%, 10/30/26 (b)	4,273
8,435,000	American Express Co., (Secured Overnight Financing Rate + 0.970%), 6.32%, 7/28/27 (b)	8,351
8,780,000	Australia & New Zealand Banking Group Ltd. 144A, 4.83%, 2/03/25 (a)	8,694
8,125,000	Australia & New Zealand Banking Group Ltd., 5.38%, 7/03/25	8,090
8,950,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 6.03%, 4/22/25 (b)	8,934
5,000,000	Bank of America Corp. MPLE, (3 mo. CDOR CAD + 0.898%), 2.93%, 4/25/25 CAD (b)(c)	3,555
6,625,000	Bank of America N.A., 5.65%, 8/18/25	6,607
6,425,000	Bank of Montreal, 5.20%, 12/12/24	6,370
9,930,000	Bank of Montreal, 5.92%, 9/25/25	9,908
4,510,000	Banque Federative du Credit Mutuel SA 144A, (Secured Overnight Financing Rate + 1.400%), 6.74%, 7/13/26 (a)(b)	4,523
2,895,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	2,876
1,905,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,822
3,250,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 0.570%), 5.91%, 1/14/25 (a) (b)	3,237
4,810,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 0.960%), 6.30%, 9/25/25 (a) (b)	4,814
4,470,000	Canadian Imperial Bank of Commerce, (Secured Overnight Financing Rate + 0.400%), 5.74%, 12/14/23 (b)	4,470
8,940,000	Canadian Imperial Bank of Commerce, (Secured Overnight Financing Rate + 0.420%), 5.76%, 10/18/24 (b)	8,926

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

9,905,000	Canadian Imperial Bank of Commerce, (U.S. Secured Overnight Financing Rate + 1.220%), 6.56%, 10/02/26 (b)	$9,910
5,285,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 6.03%, 12/06/24 (b)	5,224
3,010,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (a)	2,774
2,070,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.686%), 6.03%, 10/30/24 (b)	2,064
7,610,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.669%), 6.01%, 5/01/25 (b)	7,586
7,500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.372%), 4.14%, 5/24/25 (b)	7,408
7,265,000	Commonwealth Bank of Australia, 5.08%, 1/10/25	7,231
4,395,000	Commonwealth Bank of Australia 144A, (U.S. Secured Overnight Financing Rate + 0.750%), 6.09%, 3/13/26 (a)(b)	4,406
7,990,000	Credit Agricole SA 144A, (U.S. Secured Overnight Financing Rate + 1.290%), 6.63%, 7/05/26 (a)(b)	8,055
2,980,000	Daimler Truck Finance North America LLC 144A, 5.60%, 8/08/25 (a)	2,960
2,970,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	2,920
6,640,000	GA Global Funding Trust 144A, (U.S. Secured Overnight Financing Rate + 0.500%), 5.84%, 9/13/24 (a)(b)	6,564
1,550,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,521
3,900,000	Goldman Sachs Group Inc., 1.22%, 12/06/23	3,883
5,000,000	Goldman Sachs Group Inc., 5.70%, 11/01/24	4,982
7,865,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.075%), 5.80%, 8/10/26 (b)	7,787
1,655,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,629
3,275,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,807
2,895,000	Jackson Financial Inc., 1.13%, 11/22/23	2,887
7,135,000	Jackson National Life Global Funding 144A, (U.S. Secured Overnight Financing Rate + 1.150%), 6.49%, 6/28/24 (a)(b)	7,149
900,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	787
3,890,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.710%), 6.05%, 10/14/25 (a)(b)	3,866
9,500,000	Mitsubishi UFJ Financial Group Inc., 2.80%, 7/18/24	9,287
6,430,000	Mitsubishi UFJ Financial Group Inc., (U.S. Secured Overnight Financing Rate + 0.940%), 6.28%, 2/20/26 (b)	6,434
5,745,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.455%), 5.80%, 1/25/24 (b)	5,745
7,296,000	Morgan Stanley MPLE, 3.00%, 2/07/24 CAD (c)	5,223
4,530,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.509%), 0.79%, 1/22/25 (b)	4,462
1,785,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	1,686
9,765,000	Morgan Stanley Bank N.A., (U.S. Secured Overnight Financing Rate + 1.165%), 6.51%, 10/30/26 (b)	9,765
885,000	Nasdaq Inc., 5.65%, 6/28/25	882

Principal or Shares	Security Description	Value (000)

3,930,000	NatWest Markets PLC 144A, (U.S. Secured Overnight Financing Rate + 0.530%), 5.87%, 8/12/24 (a)(b)	$3,923
3,060,000	Navient Corp., 5.00%, 3/15/27	2,691
5,425,000	New York Life Global Funding 144A, 5.45%, 9/18/26 (a)	5,394
5,100,000	NIBC Bank NV, 3.13%, 11/15/23 GBP (c)(e)	6,188
3,152,000	OneMain Finance Corp., 6.13%, 3/15/24	3,147
900,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	842
1,550,000	Radian Group Inc., 6.63%, 3/15/25	1,536
1,885,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	1,643
5,970,000	Royal Bank of Canada GMTn, 4.95%, 4/25/25	5,883
2,995,000	Starwood Property Trust Inc., 4.75%, 3/15/25	2,869
7,595,000	Sumitomo Mitsui Financial Group Inc., (U.S. Secured Overnight Financing Rate + 1.430%), 6.78%, 1/13/26 (b)	7,667
4,625,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.440%), 5.78%, 9/16/24 (a)(b)	4,618
4,920,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.120%), 6.46%, 3/09/26 (a)(b)	4,946
2,270,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	2,264
7,275,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 6.67%, 4/25/26 (b)	7,314
8,910,000	Wells Fargo Bank N.A., 5.55%, 8/01/25	8,881
900,000	XHR LP 144A, 6.38%, 8/15/25 (a)	874

		351,287

Industrial (13%)
4,205,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	4,143
3,030,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	2,802
2,970,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (a)	2,712
2,880,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	3,055
6,380,000	American Honda Finance Corp., (3 mo. Term Secured Overnight Financing Rate + 0.542%), 5.97%, 1/12/24 (b)	6,383
4,580,000	American Honda Finance Corp., (U.S. Secured Overnight Financing Rate + 0.920%), 6.26%, 1/12/26 (b)	4,601
607,000	Avery Dennison Corp., 0.85%, 8/15/24	583
1,510,000	Ball Corp., 5.25%, 7/01/25	1,488
1,735,000	Baxter International Inc., 0.87%, 12/01/23	1,728
2,590,000	Baxter International Inc., (Secured Overnight Financing Rate + 0.440%), 5.78%, 11/29/24 (b)	2,574
3,385,000	BMW U.S. Capital LLC 144A, (Secured Overnight Financing Rate + 0.530%), 5.87%, 4/01/24 (a)(b)	3,387
8,425,000	BMW U.S. Capital LLC 144A, 5.30%, 8/11/25 (a)	8,395
5,800,000	Boeing Co., 1.43%, 2/04/24	5,727
3,375,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	3,358
8,000,000	Canadian Pacific Railway Co., 1.59%, 11/24/23 CAD (c)	5,755
8,615,000	Caterpillar Financial Services Corp., (U.S. Secured Overnight Financing Rate + 0.520%), 5.86%, 6/13/25 (b)	8,634

Annual Report   13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,550,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	$1,536
900,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	861
3,000,000	Daimler Truck Finance Canada Inc., 1.85%, 12/15/23 CAD (c)	2,154
3,115,000	Daimler Truck Finance North America LLC 144A, 1.13%, 12/14/23 (a)	3,098
4,610,000	Daimler Truck Finance North America LLC 144A, (U.S. Secured Overnight Financing Rate + 0.750%), 6.09%, 12/13/24 (a)(b)	4,605
3,580,000	Daimler Truck Finance North America LLC 144A, 5.20%, 1/17/25 (a)	3,549
1,740,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	1,703
2,095,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24	2,087
1,300,000	Ford Motor Credit Co. LLC, 3.66%, 9/08/24	1,267
1,900,000	Ford Motor Credit Co. LLC, 4.06%, 11/01/24	1,851
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,305
3,600,000	Ford Motor Credit Co. LLC, (U.S. Secured Overnight Financing Rate + 2.950%), 8.29%, 3/06/26 (b)	3,632
1,550,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,519
3,745,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	3,679
4,765,000	General Motors Financial Co. Inc., (U.S. Secured Overnight Financing Rate + 0.620%), 5.96%, 10/15/24 (b)	4,753
5,640,000	General Motors Financial Co. Inc., (Secured Overnight Financing Rate + 1.300%), 6.64%, 4/07/25 (b)	5,649
1,365,000	Genuine Parts Co., 1.75%, 2/01/25	1,291
645,000	Graphic Packaging International LLC, 4.13%, 8/15/24	630
1,550,000	HCA Inc., 5.38%, 2/01/25	1,534
6,845,000	Hewlett Packard Enterprise Co., 5.90%, 10/01/24	6,834
2,970,000	Howmet Aerospace Inc., 5.90%, 2/01/27	2,932
6,460,000	Hyundai Capital America 144A, 0.80%, 1/08/24 (a)	6,396
5,210,000	Hyundai Capital America 144A, 5.80%, 6/26/25 (a)	5,181
4,250,000	Hyundai Capital America 144A, (U.S. Secured Overnight Financing Rate + 1.150%), 6.49%, 8/04/25 (a)(b)	4,252
1,880,000	Hyundai Capital America 144A, 6.25%, 11/03/25 (a)	1,880
2,075,000	JDE Peet’s NV 144A, 0.80%, 9/24/24 (a)	1,978
2,750,000	John Deere Capital Corp., 4.95%, 6/06/25	2,732
5,474,000	John Deere Financial Inc., 2.46%, 4/04/24 CAD (c)	3,899
3,025,000	Match Group Holdings II LLC 144A, 5.00%, 12/15/27 (a)	2,793
5,000,000	Mercedes-Benz Finance Canada Inc., 2.97%, 3/13/24 CAD (c)	3,572
3,520,000	Mercedes-Benz Finance North America LLC 144A, (U.S. Secured Overnight Financing Rate + 0.930%), 6.27%, 3/30/25 (a)(b)	3,543
6,735,000	Mercedes-Benz Finance North America LLC 144A, 5.38%, 8/01/25 (a)	6,712
970,000	Meritage Homes Corp., 6.00%, 6/01/25	952
1,990,000	Meritage Homes Corp., 5.13%, 6/06/27	1,883
7,425,000	Microchip Technology Inc., 0.97%, 2/15/24	7,311
3,620,000	Microchip Technology Inc., 0.98%, 9/01/24	3,469

Principal or Shares	Security Description	Value (000)

7,640,000	Nissan Motor Acceptance Co. LLC 144A, (3 mo. Term Secured Overnight Financing Rate + 0.902%), 6.30%, 3/08/24 (a)(b)	$7,628
1,550,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,473
4,525,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.95%, 3/10/25 (a)	4,383
3,000,000	PepsiCo Inc., 2.15%, 5/06/24 CAD (c)	2,128
4,910,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	4,738
1,865,000	Quanta Services Inc., 0.95%, 10/01/24	1,777
3,640,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	3,581
3,345,000	Revvity Inc., 0.85%, 9/15/24	3,191
3,060,000	Sirius XM Radio Inc. 144A, 3.13%, 9/01/26 (a)	2,747
3,025,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	2,799
1,845,000	Stryker Corp., 0.60%, 12/01/23	1,837
143,000	Take-Two Interactive Software Inc., 3.30%, 3/28/24	141
1,550,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,507
3,500,000	Toyota Credit Canada Inc., 2.64%, 3/27/24 CAD (c)	2,496
3,035,000	Toyota Motor Credit Corp., (U.S. Secured Overnight Financing Rate + 0.750%), 6.06%, 12/11/23 (b)	3,036
4,020,000	Toyota Motor Credit Corp., (Secured Overnight Financing Rate + 0.890%), 6.23%, 5/18/26 (b)	4,039
2,985,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	2,915
1,550,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,536
1,880,000	United Airlines Inc. 144A, 4.38%, 4/15/26 (a)	1,746
13,150,000	United Parcel Service Inc., 2.13%, 5/21/24 CAD (c)	9,313
3,775,000	VMware Inc., 1.00%, 8/15/24	3,626
10,395,000	Volkswagen Group of America Finance LLC 144A, 5.80%, 9/12/25 (a)	10,350
1,610,000	Westlake Corp., 0.88%, 8/15/24	1,545

		256,879

Utility (5%)
4,705,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	4,696
1,160,000	American Electric Power Co. Inc. M, 0.75%, 11/01/23	1,160
1,720,000	American Electric Power Co. Inc., 2.03%, 3/15/24	1,691
4,180,000	American Electric Power Co. Inc., 5.70%, 8/15/25	4,147
2,020,000	Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor Inc., 1.23%, 12/15/23	2,009
3,160,000	CenterPoint Energy Inc., (Secured Overnight Financing Rate + 0.650%), 5.99%, 5/13/24 (b)	3,159
900,000	DPL Inc., 4.13%, 7/01/25	849
3,375,000	Enbridge Inc., (Secured Overnight Financing Rate + 0.630%), 5.97%, 2/16/24 (b)	3,377
6,840,000	Energy Transfer LP, 6.05%, 12/01/26	6,833
1,379,000	Entergy Louisiana LLC, 0.62%, 11/17/23	1,376
858,000	EQT Corp., 6.13%, 2/01/25	856
8,826,000	National Grid Electricity Distribution PLC, 3.63%, 11/06/23 GBP (c)(e)	10,724
4,000,000	NextEra Energy Capital Holdings Inc., 5.75%, 9/01/25	3,983
1,550,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	1,522
3,125,000	ONEOK Inc., 5.55%, 11/01/26	3,088
3,920,000	Ovintiv Inc., 5.65%, 5/15/25	3,900

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,350,000	Phillips 66, 0.90%, 2/15/24	$4,283
2,345,000	Public Service Enterprise Group Inc., 0.84%, 11/08/23	2,343
9,500,000	Southern Co. 21-A, 0.60%, 2/26/24	9,342
3,045,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	2,793
8,905,000	TransCanada PipeLines Ltd. FRN, (Secured Overnight Financing Rate + 1.520%), 6.86%, 3/09/26 (b)	8,930
2,000,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (a)	2,033
4,480,000	Vistra Operations Co. LLC 144A, 4.88%, 5/13/24 (a)	4,435
900,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	824

		88,353

Total Corporate Bond (Cost - $702,920)		696,519

Mortgage Backed (6%)
3,900,000	ACREC LLC 2023-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.230%), 7.56%, 2/19/38 (a)(b)	3,898
2,526,866	BDS 2021-FL8 144A, (1 mo. Term Secured Overnight Financing Rate + 1.034%), 6.37%, 1/18/36 (a)(b)	2,505
1,729,722	Bellemeade Re Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 6.32%, 9/25/31 (a)(b)	1,725
1,875,091	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.034%), 6.37%, 10/15/36 (a)(b)	1,865
4,019,317	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 1.044%), 6.38%, 10/15/37 (a)(b)	3,976
7,999,089	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.014%), 6.35%, 2/15/38 (a)(b)	7,683
2,500,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 2/15/38 (a)(b)	2,344
1,248,924	Connecticut Avenue Securities Trust 2019- HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.264%), 7.59%, 11/25/39 (a)(b)	1,250
4,086,856	Connecticut Avenue Securities Trust 2021- R03 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 6.17%, 12/25/41 (a)(b)	4,064
1,220,740	Connecticut Avenue Securities Trust 2022- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 6.32%, 12/25/41 (a)(b)	1,213
4,614,959	Connecticut Avenue Securities Trust 2022- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.200%), 6.52%, 1/25/42 (a)(b)	4,601
2,881,817	Connecticut Avenue Securities Trust 2022- R06 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.750%), 8.07%, 5/25/42 (a)(b)	2,949

Principal or Shares	Security Description	Value (000)

6,082,570	Connecticut Avenue Securities Trust 2023- R05 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.900%), 7.22%, 6/25/43 (a)(b)	$6,111
5,279,721	Connecticut Avenue Securities Trust 2023- R06 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.700%), 7.02%, 7/25/43 (a)(b)	5,284
3,541,190	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.277%), 6.61%, 5/15/36 (a)(b)	3,523
436,134	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.87%, 4/25/34 (a)(b)	436
149,454	FHLMC Multifamily Structured Pass-Through Certificates KI06, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.334%), 5.65%, 3/25/25 (b)	149
1,439,461	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.750%), 6.07%, 10/25/33 (a)(b)	1,436
3,600,626	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 6.97%, 1/25/34 (a)(b)	3,603
6,151,037	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 6.17%, 9/25/41 (a)(b)	6,070
3,997,236	Freddie Mac STACR REMIC Trust 2022-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 6.32%, 1/25/42 (a)(b)	3,969
4,640,807	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.62%, 2/25/42 (a)(b)	4,640
4,377,184	Freddie Mac STACR REMIC Trust 2022-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.100%), 7.42%, 3/25/42 (a)(b)	4,414
8,234,435	Freddie Mac STACR REMIC Trust 2022-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 7.32%, 4/25/42 (a)(b)	8,312
1,734,926	Freddie Mac STACR REMIC Trust 2022-DNA4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.200%), 7.52%, 5/25/42 (a)(b)	1,758
6,636,642	Freddie Mac STACR REMIC Trust 2022-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.150%), 7.47%, 9/25/42 (a)(b)	6,692
5,372,721	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.014%), 7.34%, 1/25/50 (a)(b)	5,375
1,337,571	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.964%), 7.29%, 2/25/50 (a)(b)	1,349

Annual Report   15

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
3,645,537	Freddie Mac STACR REMIC Trust 2022-DNA7 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.500%), 7.82%, 3/25/52 (a)(b)	$3,695
372,420	Freddie Mac STACR Trust 2019-FTR2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.064%), 6.39%, 11/25/48 (a)(b)	371
28,435	Freddie Mac STACR Trust 2019-DNA4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.064%), 7.39%, 10/25/49 (a)(b)	28
2,700,000	GS Mortgage Securities Corp. II 2023-SHIP 144A, 4.94%, 9/10/38 (a)(f)	2,576
2,000,000	HIG RCP LLC 2023-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 2.274%), 7.57%, 9/19/38 (a)(b)	1,990
819,222	New Residential Mortgage Loan Trust 2017-5A 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.94%, 6/25/57 (a)(b)	813
2,421,796	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.92%, 4/25/34 (a)(b)	2,423
3,950,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 6.15%, 3/15/36 (a)(b)	3,739
731,240	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 7.17%, 11/25/31 (a)(b)	731
4,750,000	Shelter Growth CRE Issuer Ltd. 2023-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.754%), 8.09%, 5/19/38 (a)(b)	4,745
Total Mortgage Backed (Cost - $123,063)		122,305
U.S. Treasury (15%)
80,000,000	U.S. Treasury Bill, 4.95%, 11/02/23 (d)	79,988

Principal or Shares	Security Description	Value (000)
30,000,000	U.S. Treasury Bill, 5.34%, 11/07/23 (d)	$29,974
15,000,000	U.S. Treasury Bill, 5.37%, 11/21/23 (d)	14,956
5,000,000	U.S. Treasury Bill, 0.03%, 12/26/23 (d)	4,959
10,000,000	U.S. Treasury Bill, 5.40%, 1/04/24 (d)	9,906
30,000,000	U.S. Treasury Bill, 5.37%, 1/18/24 (d)	29,655
50,000,000	U.S. Treasury Bill, 5.44%, 2/22/24 (d)	49,167
10,000,000	U.S. Treasury Bill, 5.44%, 2/29/24 (d)	9,823
12,000,000	U.S. Treasury Bill, 5.44%, 3/14/24 (d)	11,763
10,000,000	U.S. Treasury Bill, 5.49%, 4/04/24 (d)	9,771
20,000,000	U.S. Treasury Bill, 5.49%, 4/18/24 (d)	19,501
22,000,000	U.S. Treasury Bill, 5.47%, 4/25/24 (d)	21,427
Total U.S. Treasury (Cost - $290,892)		290,890
Investment Company (1%)
2,909,802	Payden Cash Reserves Money Market Fund*	2,910
2,726,002	Payden Floating Rate Fund, SI Class*	26,251
Total Investment Company (Cost - $29,910)		29,161
Total Investments (Cost - $1,975,577) (100%)		1,965,813
Liabilities in excess of Other Assets (0%)		(5,639)
Net Assets (100%)		$1,960,174

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

16   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 11,210	GBP 9,146	BNP PARIBAS	11/06/2023	$94
USD 5,993	CAD 8,064	Citibank, N.A.	11/24/2023	176
USD 2,665	CAD 3,546	Citibank, N.A.	03/27/2024	102
USD 8,419	CAD 11,268	Citibank, N.A.	05/21/2024	266
USD 2,264	CAD 3,028	HSBC Bank USA, N.A.	12/15/2023	79
USD 5,483	CAD 7,405	HSBC Bank USA, N.A.	02/07/2024	133
USD 3,866	CAD 5,074	HSBC Bank USA, N.A.	03/13/2024	199
USD 3,362	CAD 4,536	HSBC Bank USA, N.A.	03/18/2024	84
USD 4,100	CAD 5,541	HSBC Bank USA, N.A.	04/04/2024	93
USD 3,847	CAD 5,073	HSBC Bank USA, N.A.	04/25/2024	177
USD 2,279	CAD 3,032	HSBC Bank USA, N.A.	05/06/2024	85
USD 1,519	CAD 2,021	HSBC Bank USA, N.A.	05/21/2024	56
USD 6,424	GBP 5,180	State Street Bank & Trust Co.	11/15/2023	128

				1,672

Liabilities:
CAD 1,458	USD 1,072	HSBC Bank USA, N.A.	03/18/2024	(18)

Net Unrealized Appreciation (Depreciation)				$1,654

See notes to financial statements.

Annual Report   17

            Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its investor class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	35%
U.S. Treasury	27%
Asset Backed	25%
Mortgage Backed	9%
Commercial Paper	1%
Other	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)

Asset Backed (24%)
444,245	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 2/16/37 (a)(b)	$442
8,862,086	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.252%), 6.65%, 4/15/29 (a)(b)	8,832
10,471,486	BRSP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 8/19/38 (a)(b)	10,201
4,000,000	BSPRT Issuer Ltd. 2023-FL10 144A, (1 mo. Term Secured Overnight Financing Rate + 2.259%), 7.59%, 9/15/35 (a)(b)	3,987
1,342,677	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,275
8,578,759	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	7,495
146,394	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.70%, 8/20/35 (a)(b)	144
5,100,000	Dell Equipment Finance Trust 2023-1 144A, 5.65%, 9/22/28 (a)	5,065
15,133,956	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.182%), 6.58%, 10/15/30 (a)(b)	15,066
7,500,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	6,397
7,650,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	6,508

Principal or Shares	Security Description	Value (000)

1,698,138	Drive Auto Receivables Trust 2021-3, 1.11%, 5/15/26	$1,691
11,300,000	Enterprise Fleet Financing LLC 2023-1 144A, 5.51%, 1/22/29 (a)	11,200
2,000,000	Flagship Credit Auto Trust 2021-3 144A, 0.95%, 7/15/27 (a)	1,907
5,250,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	4,555
1,325,137	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 6.63%, 9/15/37 (a)(b)	1,317
3,750,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 12/15/39 (a)(b)	3,686
9,800,000	HPEFS Equipment Trust 2023-1A 144A, 5.41%, 2/22/28 (a)	9,714
116,431	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 0.97%, 12/26/28 (a)	113
7,215,712	LCCM Trust 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.314%), 6.65%, 12/13/38 (a)(b)	6,943
5,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.414%), 6.75%, 7/15/36 (a)(b)	5,248
14,546,168	Madison Park Funding XXV Ltd. 2017-25A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.61%, 4/25/29 (a)(b)	14,497
1,532,619	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	1,381

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
5,143,163	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	$4,249
5,475,583	Navient Private Education Refi Loan Trust 2022- A 144A, 2.23%, 7/15/70 (a)	4,695
8,304,942	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 1.85%, 11/20/50 (a)	7,372
12,706,148	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 7/15/29 (a)(b)	12,675
6,500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	6,352
8,400,000	OneMain Financial Issuance Trust 2021-1A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.760%), 6.08%, 6/16/36 (a)(b)	8,201
4,350,000	OneMain Financial Issuance Trust 2023-2A 144A, 5.84%, 9/15/36 (a)	4,272
1,960,264	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 5.28%, 5/15/32 (a)	1,936
1,622,593	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 5.92%, 8/16/32 (a)	1,614
1,189,901	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 6.79%, 8/16/32 (a)	1,185
646,508	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	630
3,197,816	Santander Drive Auto Receivables Trust 2022-3, 3.40%, 12/15/26	3,168
5,200,000	Santander Drive Auto Receivables Trust 2023-4, 5.73%, 4/17/28	5,176
3,741,363	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	3,082
6,157,969	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	5,007
1,737,022	Stack Infrastructure Issuer LLC 2019-1A 144A, 4.54%, 2/25/44 (a)	1,723
4,410,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	4,014
2,400,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	2,134
2,165,910	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.53%, 7/15/38 (a)(b)	2,137
4,598,438	Taco Bell Funding LLC 2016-1A 144A, 4.97%, 5/25/46 (a)	4,430
12,188,819	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.192%), 6.59%, 7/15/30 (a)(b)	12,129
4,800,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (a)	4,578
2,347,917	Vantage Data Centers Issuer LLC 2019-1A 144A, 3.19%, 7/15/44 (a)	2,287
6,550,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	5,938
1,245,919	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	1,240
2,000,000	Westlake Automobile Receivables Trust 2021- 3A 144A, 2.12%, 1/15/27 (a)	1,871
10,000,000	Westlake Automobile Receivables Trust 2023- 2A 144A, 5.80%, 2/16/27 (a)	9,957
4,432,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	3,829

Total Asset Backed (Cost - $265,800)		253,545

Principal or Shares	Security Description	Value (000)
Commercial Paper(c) (1%)
5,000,000	Hyundai Capital America, 5.45%, 11/01/23	$4,999
8,000,000	Nutrien Ltd., 5.74%, 12/11/23	7,949

Total Commercial Paper (Cost - $12,950)		12,948

Corporate Bond (35%)
Financial (18%)
2,400,000	ABN AMRO Bank NV 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.650%), 6.34%, 9/18/27 (a)(b)	2,375
5,110,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	4,874
2,190,000	Air Lease Corp., 0.80%, 8/18/24	2,094
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,859
2,230,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.330%), 6.34%, 10/30/26 (b)	2,237
5,650,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.970%), 5.39%, 7/28/27 (b)	5,535
1,980,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (a)	1,968
6,680,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.98%, 4/22/25 (b)	6,498
7,770,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.650%), 1.53%, 12/06/25 (b)	7,339
4,995,000	Banque Federative du Credit Mutuel SA 144A, 5.90%, 7/13/26 (a)	4,947
3,610,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	3,587
1,690,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,617
2,160,000	Blue Owl Capital Corp., 4.25%, 1/15/26	2,014
1,520,000	Blue Owl Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	1,347
3,245,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 2.100%), 5.98%, 1/18/27 (a)(b)	3,194
1,430,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (a)	1,398
5,665,000	Brighthouse Financial Global Funding 144A, 1.75%, 1/13/25 (a)	5,362
1,700,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.440%), 7.15%, 10/29/27 (b)	1,701
1,540,000	Citizens Bank N.A., (U.S. Secured Overnight Financing Rate + 1.450%), 6.06%, 10/24/25 (b)	1,473
5,605,000	Credit Agricole SA 144A, 5.59%, 7/05/26 (a)	5,546
1,555,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	1,529
8,005,000	F&G Global Funding 144A, 0.90%, 9/20/24 (a)	7,594
2,030,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%),
	2.97%, 9/27/25 (b)	1,943
3,980,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,821
1,380,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,354
3,600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (b)	3,340
4,655,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.075%), 5.80%, 8/10/26 (b)	4,609
2,460,000	Golub Capital BDC Inc., 3.38%, 4/15/24	2,422
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,968
1,315,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.980%), 3.85%, 6/14/25 (b)	1,295

Annual Report   19

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

3,540,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	$3,432
1,220,000	KeyBank N.A., 4.70%, 1/26/26	1,133
615,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	538
3,415,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	3,249
6,245,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	5,899
12,090,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	11,630
4,950,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.525%), 0.79%, 5/30/25 (b)	4,775
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	3,343
2,230,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	2,106
6,205,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.560%), 1.16%, 10/21/25 (b)	5,871
2,905,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.770%), 6.14%, 10/16/26 (b)	2,898
570,000	Nasdaq Inc., 5.65%, 6/28/25	568
1,790,000	National Rural Utilities Cooperative Finance Corp., 4.45%, 3/13/26	1,745
1,440,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.350%), 5.85%, 3/02/27 (b)	1,416
1,615,000	Navient Corp., 5.00%, 3/15/27	1,420
1,560,000	OneMain Finance Corp., 7.13%, 3/15/26	1,517
615,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	576
1,380,000	Radian Group Inc., 6.63%, 3/15/25	1,368
3,350,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	2,920
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	2,585
3,800,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,293
1,570,000	Starwood Property Trust Inc., 4.75%, 3/15/25	1,504
6,385,000	Sumitomo Mitsui Financial Group Inc., 5.46%, 1/13/26	6,302
2,240,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.600%), 6.33%, 12/22/27 (a)(b)	2,218
1,700,000	VICI Properties LP/VICI Note Co. Inc. 144A, 3.50%, 2/15/25 (a)	1,623
5,365,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	5,174
3,525,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.560%), 4.54%, 8/15/26 (b)	3,417
615,000	XHR LP 144A, 6.38%, 8/15/25 (a)	597
		179,957
Industrial (11%)
1,595,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	1,475
1,550,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (a)	1,415
1,490,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	1,581
1,735,000	AutoZone Inc., 5.05%, 7/15/26	1,706
1,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (a)	1,429

Principal or Shares	Security Description	Value (000)

1,380,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	$1,368
3,190,000	CommonSpirit Health, 6.07%, 11/01/27	3,182
3,710,000	Concentrix Corp., 6.65%, 8/02/26	3,688
960,000	CVS Health Corp., 5.00%, 2/20/26	942
3,345,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	3,273
5,450,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	5,152
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,596
1,380,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,352
1,805,000	GE HealthCare Technologies Inc., 5.55%, 11/15/24	1,797
7,250,000	GE HealthCare Technologies Inc., 5.60%, 11/15/25	7,212
3,860,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	3,677
2,065,000	General Motors Financial Co. Inc., 5.40%, 4/06/26	2,021
1,785,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,593
580,000	Graphic Packaging International LLC, 4.13%, 8/15/24	566
1,380,000	HCA Inc., 5.38%, 2/01/25	1,366
1,550,000	Howmet Aerospace Inc., 5.90%, 2/01/27	1,530
1,000,000	Hyundai Capital America 144A, 0.88%, 6/14/24 (a)	968
3,675,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	3,512
985,000	Hyundai Capital America 144A, 6.25%, 11/03/25 (a)	985
6,240,000	Hyundai Capital America 144A, 5.65%, 6/26/26 (a)	6,160
1,550,000	Match Group Holdings II LLC 144A, 5.00%, 12/15/27 (a)	1,431
4,950,000	Mercedes-Benz Finance North America LLC 144A, 4.80%, 3/30/26 (a)	4,850
864,000	Meritage Homes Corp., 6.00%, 6/01/25	848
680,000	Meritage Homes Corp., 5.13%, 6/06/27	643
3,810,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	3,633
6,545,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	6,422
1,000,000	Nordstrom Inc., 2.30%, 4/08/24	979
1,380,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,311
1,550,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	1,496
2,610,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	2,470
1,655,000	Quanta Services Inc., 0.95%, 10/01/24	1,577
2,945,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	2,898
5,225,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	4,953
1,550,000	Sirius XM Radio Inc. 144A, 3.13%, 9/01/26 (a)	1,392
1,550,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	1,434
8,400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	8,093
667,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	663
865,000	T-Mobile USA Inc., 2.25%, 2/15/26	796
1,380,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,341
1,565,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	1,528
1,380,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,368
1,605,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	1,555

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,590,000	Volkswagen Group of America Finance LLC 144A, 5.70%, 9/12/26 (a)	$4,551
1,340,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	1,276

		118,054

Utility (6%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	3,462
5,835,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	5,823
2,800,000	American Electric Power Co. Inc., 5.70%, 8/15/25	2,778
2,755,467	Brazos Securitization LLC 144A, 5.01%, 9/01/31 (a)	2,607
1,430,000	Civitas Resources Inc. 144A, 8.38%, 7/01/28 (a)	1,441
3,585,000	Energy Transfer LP, 6.05%, 12/01/26	3,581
764,000	EQT Corp., 6.13%, 2/01/25	762
2,645,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	2,644
2,445,000	NextEra Energy Capital Holdings Inc., 5.75%, 9/01/25	2,434
3,195,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	3,136
1,930,000	ONEOK Inc., 5.55%, 11/01/26	1,907
2,805,000	Ovintiv Inc., 5.65%, 5/15/25	2,791
4,000,000	Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24	3,902
2,300,000	Plains All American Pipeline LP/PAA Finance Corp., 4.50%, 12/15/26	2,193
1,391,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,389
2,120,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	2,114
1,550,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	1,422
5,830,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	5,828
1,550,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	1,589
1,000,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (a)	1,017
1,415,000	Vistra Operations Co. LLC 144A, 4.88%, 5/13/24 (a)	1,401
3,800,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	3,707
1,080,000	Williams Cos. Inc., 5.40%, 3/02/26	1,068

		58,996

Total Corporate Bond (Cost - $367,967)		357,007

Mortgage Backed (9%)
1,533,162	Bellemeade Re Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 6.32%, 9/25/31 (a)(b)	1,529
119,895,158	Benchmark Mortgage Trust 2018-B6, 0.40%, 10/10/51 (d)	1,480
2,567,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.53%, 10/15/36 (a)(b)	2,545
4,781,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 1.244%), 6.58%, 10/15/37 (a)(b)	4,697
4,550,000	BX Trust 2021-ARIA 144A, (1 mo. Term Secured Overnight Financing Rate + 1.014%), 6.35%, 10/15/36 (a)(b)	4,408
7,050,000	BXMT Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.164%), 6.50%, 5/15/38 (a)(b)	6,730

Principal or Shares	Security Description	Value (000)

22,164,143	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (d)	$905
42,616,564	Citigroup Commercial Mortgage Trust 2018-C6, 0.76%, 11/10/51 (d)	1,294
47,731	Connecticut Avenue Securities Trust 2019- R07 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.214%), 7.54%, 10/25/39 (a)(b)	48
2,421,539	Connecticut Avenue Securities Trust 2019- HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.264%), 7.59%, 11/25/39 (a)(b)	2,423
324,162	Connecticut Avenue Securities Trust 2020- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 7.49%, 1/25/40 (a)(b)	328
900,000	Connecticut Avenue Securities Trust 2020- SBT1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.764%), 9.09%, 2/25/40 (a)(b)	939
2,451,639	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 7.87%, 7/25/42 (a)(b)	2,494
2,852,902	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.277%), 6.61%, 5/15/36 (a)(b)	2,838
391,212	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.87%, 4/25/34 (a)(b)	391
13,150,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 7.32%, 11/25/41 (a)(b)	12,925
13,294,577	FHLMC Multifamily Structured Pass-Through Certificates K727, 2.95%, 7/25/24	13,071
7,583,342	Freddie Mac REMIC 5057, 1.00%, 4/15/54	6,632
1,696,329	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 6.17%, 9/25/41 (a)(b)	1,674
251,417	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.814%), 7.14%, 1/25/50 (a)(b)	252
433,352	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.014%), 7.34%, 1/25/50 (a)(b)	433
346,275	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.964%), 7.29%, 2/25/50 (a)(b)	349
400,751	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.214%), 8.54%, 3/25/50 (a)(b)	415
56,109	Freddie Mac STACR Trust 2019-DNA4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.064%), 7.39%, 10/25/49 (a)(b)	56

Annual Report   21

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

2,333,133	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(d)	$2,146
1,744,891	New Residential Mortgage Loan Trust 2017-3A 144A, 4.00%, 4/25/57 (a)(d)	1,605
1,512,676	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(d)	1,367
2,168,772	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.92%, 4/25/34 (a)(b)	2,170
6,450,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 6.15%, 3/15/36 (a)(b)	6,105
4,004,210	Provident Funding Mortgage Trust 2020-F1 144A, 2.00%, 1/25/36 (a)(d)	3,298
635,024	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 7.17%, 11/25/31 (a)(b)	635
3,100,000	Shelter Growth CRE Issuer Ltd. 2023-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.754%), 8.09%, 5/19/38 (a)(b)	3,097

Total Mortgage Backed (Cost - $95,060)		89,279

Municipal (1%)
3,000,000	California Earthquake Authority A, 5.60%, 7/01/27	2,969
10,570,000	Texas Natural Gas Securitization Finance Corp., 5.10%, 4/01/35	10,239

Total Municipal (Cost - $13,570)		13,208

U.S. Government Agency (1%)
11,730,000	FHLB, 5.00%, 2/28/25 (Cost - $11,715)	11,675

U.S. Treasury (27%)
15,615,000	U.S. Treasury Bill, 5.48%, 3/28/24 (c)	15,274
11,000,000	U.S. Treasury Bill, 5.55%, 4/11/24 (c)	10,737
8,610,000	U.S. Treasury Note, 3.00%, 7/15/25	8,309
18,015,000	U.S. Treasury Note, 5.00%, 9/30/25	17,983
36,067,000	U.S. Treasury Note, 4.00%, 2/15/26	35,288
41,261,000	U.S. Treasury Note, 3.75%, 4/15/26	40,107
150,253,000	U.S. Treasury Note, 4.38%, 8/15/26	148,117

Total U.S. Treasury (Cost - $278,825)		275,815

Investment Company (1%)
8,117,115	Payden Cash Reserves Money Market Fund * (Cost - $8,117)	8,117

Total Investments (Cost - $1,054,004) (99%)		1,021,594
Other Assets, net of Liabilities (1%)		7,521
Net Assets (100%)		$1,029,115
*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(c)	Yield to maturity at time of purchase.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

22   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day SOFR Future	664	Dec-23	$157,119	$(957)	$(957)
U.S. Treasury 2-Year Note Future	948	Dec-23	191,896	(804)	(804)

					(1,761)

Short Contracts:
U.S. Treasury 5-Year Note Future	468	Dec-23	(48,895)	836	836

Total Futures					$(925)

See notes to financial statements.

Annual Report   23

          Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
U.S. Treasury	51%
Mortgage Backed	46%
Investment Company	2%
U.S. Government Agency	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)

Mortgage Backed (45%)
556,733	FG C91912 20YR, 3.00%, 2/01/37	$484
20,366	FH 2B0709 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.750%), 6.00%, 8/01/42 (a)	20
79,312	FH 2B0972 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.770%), 4.49%, 11/01/42 (a)	79
175,107	FH 2B4763 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.620%), 5.87%, 10/01/45 (a)	176
41,737	FH 849486 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.870%), 5.54%, 8/01/41 (a)	43
193,113	FH 849506 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.607%), 5.45%, 11/01/44 (a)	195
808,556	FH 8C0092 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 1.54%, 8/01/51 (a)	698
898,252	FH 8C0312 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 4.43%, 7/01/52 (a)	848
650,000	FHLMC Multifamily Structured Pass-Through Certificates K728, 3.13%, 8/25/24 (b)	635

Principal or Shares	Security Description	Value (000)

896,519	FHLMC Multifamily Structured Pass-Through Certificates K045, 3.02%, 1/25/25	$867
8,104	FHLMC Multifamily Structured Pass-Through Certificates KI06, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.334%), 5.65%, 3/25/25 (a)	8
1,200,000	FHLMC Multifamily Structured Pass-Through Certificates K505, 4.82%, 6/25/28	1,168
602,901	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.60%, 5/25/50 (b)	577
46,524	FN AI4019 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.750%), 6.00%, 7/01/41 (a)	47
60,094	FN AL5596 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.557%), 3.99%, 2/01/44 (a)	61
105,049	FN AL5790 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.566%), 5.65%, 10/01/44 (a)	105
100,459	FN AL5967 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.576%), 4.96%, 11/01/44 (a)	101
159,344	FN AL7648 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.588%), 6.94%, 10/01/45 (a)	163
353,396	FN AS4186 15YR, 2.50%, 1/01/30	330

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

188,259	FN AS6443 15YR, 3.00%, 12/01/30	$176
356,004	FN AS8013 15YR, 2.50%, 9/01/31	327
60,208	FN AU6974 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.580%), 3.83%, 11/01/43 (a)	61
145,836	FN AU8673 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.530%), 4.03%, 2/01/44 (a)	147
170,214	FN AZ2886 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.600%), 7.34%, 9/01/45 (a)	172
285,500	FN AZ4380 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.590%), 5.84%, 8/01/45 (a)	289
261,499	FN BD2473 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.620%), 2.35%, 1/01/47 (a)	263
372,444	FN BM4153 15YR, 3.00%, 6/01/33	346
1,421,971	FN BM7166 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.341%), 5.20%, 3/01/53 (a)	1,378
441,048	FN BP6814 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.610%), 2.27%, 5/01/50 (a)	382
774,064	FN BR9966 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.610%), 1.92%, 5/01/51 (a)	648
867,310	FN BV2462 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 3.80%, 6/01/52 (a)	806
909,275	FN CB5106 30YR, 5.00%, 11/01/52	840
1,290,817	FN FS2395 15YR, 3.50%, 7/01/37	1,182
1,258,017	FN MA4694 15YR, 3.50%, 8/01/37	1,150
939,631	FN MA4785 30YR, 5.00%, 10/01/52	868
1,908,864	FN MA4868 30YR, 5.00%, 1/01/53	1,762
970,283	FN MA5110 15YR, 5.00%, 8/01/38	937
75,269	FNR FA 2002-10, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.864%), 6.19%, 2/25/32 (a)	75
844,508	FR SB8192 15YR, 5.00%, 10/01/37	815
1,823,191	FR SB8206 15YR, 5.00%, 1/01/38	1,762
887,555	FR SD8279 30YR, 6.00%, 11/01/52	869
943,712	FR SD8308 30YR, 5.50%, 3/01/53	896
842,958	FRESB Mortgage Trust 2021-SB83, 0.63%, 1/25/26 (b)	764
496,862	FRESB Mortgage Trust 2019-SB59, 3.47%, 1/25/29 (b)	456

Principal or Shares	Security Description	Value (000)

979,683	FRESB Mortgage Trust 2020-SB79, 0.80%, 7/25/40 (a)	$897
315,100	G2 778200, 4.00%, 2/20/32	290
297,059	G2 778203, 4.75%, 2/20/32	281
664,935	G2 AD0857, 3.75%, 9/20/33	600
253,643	G2 AY5132, 3.25%, 7/20/37	218
499,913	G2 AY5138, 3.25%, 12/20/37	429
361,583	GN 728153, 5.50%, 10/15/29	353
202,266	GN 737791 30YR, 4.50%, 12/15/40	191
539,957	GNR ST 2014-79, 20.61%, 7/20/29 (b)(c)	1
Total Mortgage Backed (Cost - $30,307)		27,236
U.S. Government Agency (1%)
500,000	Federal Home Loan Mortgage Corp., 4.00%, 2/28/25 (Cost - $500)	491
U.S. Treasury (51%)
4,000,000	U.S. Treasury Note, 4.25%, 9/30/24	3,957
4,800,000	U.S. Treasury Note, 4.25%, 12/31/24	4,739
8,500,000	U.S. Treasury Note, 2.88%, 6/15/25	8,197
4,500,000	U.S. Treasury Note, 3.50%, 9/15/25	4,371
1,500,000	U.S. Treasury Note, 4.00%, 12/15/25	1,469
1,400,000	U.S. Treasury Note, 4.00%, 2/15/26	1,370
4,000,000	U.S. Treasury Note, 3.63%, 5/15/26	3,875
2,500,000	U.S. Treasury Note, 3.25%, 6/30/27	2,365
Total U.S. Treasury (Cost - $30,923)		30,343
Investment Company (2%)
1,462,972	Payden Cash Reserves Money Market Fund *
	(Cost - $1,463)	1,463
Purchase Options (0%)
Total Purchase Options (Cost - $48)		10
Total Investments, Before Written Options
(Cost - $63,241) (99%)		59,543
Written Options (0%)
Total Written Options (Cost - $(19))		(4)
Total Investments (Cost - $63,222) (99%)		59,539
Other Assets, net of Liabilities (1%)		435

Net Assets (100%)		$59,974

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Yield to maturity at time of purchase.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
U.S. 10- Year Future Options	80	$(240)	$109	11/24/2023	$10	Call

Annual Report   25

                  Payden U.S. Government Fund continued

Written Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
U.S. 10- Year Future Options	80	$640	$111	11/24/2023	$(4)	Call

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	30	Dec-23	$3,134	$(51)	$(51)
Short Contracts:
U.S. Treasury 2-Year Note Future	20	Dec-23	(4,048)	16	16

Total Futures					$(35)

See notes to financial statements.

26   Payden Mutual Funds

                  Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	99%
Investment Company	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)

Mortgage Backed (121%)
148,945	FH 2B4763 ARM, (FTSE USD IBOR Consumer Cash Fallbacks Term 1Year +1.620%), 5.87%, 10/01/45 (a)	$150
13,507	FHLMC Multifamily Structured Pass-Through Certificates KI06, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.334%), 5.65%, 3/25/25 (a)	13
598,743	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.60%, 5/25/50 (b)	573
217,176	FN BM2007 30YR, 4.00%, 9/01/48	191
1,097,478	FN FM9195 30YR, 2.50%, 10/01/51	845
76,660	FNR FA 2007-110, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.734%), 6.06%, 12/25/37 (a)	75
11,162	FNR FE 2010-86, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.564%), 5.89%, 8/25/25 (a)	11
166,002	G2 3711 30YR, 5.50%, 5/20/35	165
212,164	G2 3747 30YR, 5.00%, 8/20/35	204
134,863	G2 3772 30YR, 5.00%, 10/20/35	130
266,714	G2 3785 30YR, 5.00%, 11/20/35	257
292,021	G2 4802 30YR, 5.00%, 9/20/40	282
996,877	G2 4853 30YR, 4.00%, 11/20/40	903
370,596	G2 5083 30YR, 5.00%, 6/20/41	358
1,170,762	G2 5115 30YR, 4.50%, 7/20/41	1,088
448,520	G2 5233 30YR, 4.00%, 11/20/41	406

Principal or Shares	Security Description	Value (000)

999,652	G2 5258 30YR, 3.50%, 12/20/41	$871
605,502	G2 5332 30YR, 4.00%, 3/20/42	549
455,916	G2 770239 30YR, 4.00%, 2/20/42	413
1,375,859	G2 785219 30YR, 2.00%, 12/20/50	1,051
578,725	G2 785289 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.08%, 12/20/47 (a)	571
1,707,735	G2 785524 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.529%), 3.24%, 12/20/41 (a)	1,682
120,562	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 1/20/27 (a)	117
212,136	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 3/20/27 (a)	205
157,936	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/27 (a)	154
348,827	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/27 (a)	340
690,816	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 1/20/28 (a)	681

Annual Report   27

          Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

186,086	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 1/20/28 (a)	$182
281,987	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 2/20/28 (a)	273
414,500	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/28 (a)	408
460,116	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 9/20/29 (a)	447
424,845	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 9/20/32 (a)	414
875,539	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.75%, 12/20/33 (a)	849
313,217	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 2/20/34 (a)	311
530,173	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 2/20/34 (a)	526
472,144	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 3/20/35 (a)	469
458,358	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/38 (a)	451
329,367	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 7/20/38 (a)	322
633,124	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 1/20/40 (a)	632
342,759	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 1/20/40 (a)	342
93,168	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.63%, 1/20/42 (a)	91
188,082	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.75%, 10/20/26 (a)	183
905,481	G2 AY5132, 3.25%, 7/20/37	778
1,000,367	G2 AY5138, 3.25%, 12/20/37	859
148,780	G2 MA0312, 3.50%, 8/20/42	126
185,599	G2 MA0387, 3.50%, 9/20/42	157
1,361,045	G2 MA0698 30YR, 3.00%, 1/20/43	1,146
1,235,293	G2 MA1012 30YR, 3.50%, 5/20/43	1,081
1,089,297	G2 MA1089 30YR, 3.00%, 6/20/43	917
1,066,761	G2 MA1520 30YR, 3.00%, 12/20/43	899
999,912	G2 MA2304 30YR, 4.00%, 10/20/44	906
910,103	G2 MA2522 30YR, 4.00%, 1/20/45	825
613,008	G2 MA2767 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.50%, 4/20/45 (a)	602
435,885	G2 MA3454 30YR, 3.50%, 2/20/46	378
799,282	G2 MA3520 30YR, 3.00%, 3/20/46	669
837,948	G2 MA3597 30YR, 3.50%, 4/20/46	727
1,382,167	G2 MA3662 30YR, 3.00%, 5/20/46	1,162
856,450	G2 MA3663 30YR, 3.50%, 5/20/46	745
744,330	G2 MA3735 30YR, 3.00%, 6/20/46	625

Principal or Shares	Security Description	Value (000)

721,089	G2 MA3802 30YR, 3.00%, 7/20/46	$607
686,862	G2 MA3936 30YR, 3.00%, 9/20/46	578
465,097	G2 MA4003 30YR, 3.00%, 10/20/46	390
575,272	G2 MA4069 30YR, 3.50%, 11/20/46	500
691,794	G2 MA4195 30YR, 3.00%, 1/20/47	580
433,058	G2 MA4197 30YR, 4.00%, 1/20/47	388
671,819	G2 MA4262 30YR, 3.50%, 2/20/47	582
861,881	G2 MA4321 30YR, 3.50%, 3/20/47	746
485,526	G2 MA4322 30YR, 4.00%, 3/20/47	435
249,111	G2 MA4382 30YR, 3.50%, 4/20/47	216
356,973	G2 MA4510 30YR, 3.50%, 6/20/47	309
769,295	G2 MA4719 30YR, 3.50%, 9/20/47	665
920,156	G2 MA4962 30YR, 3.50%, 1/20/48	799
1,126,692	G2 MA5265 30YR, 4.50%, 6/20/48	1,034
323,728	G2 MA5816 30YR, 3.50%, 3/20/49	280
2,091,030	G2 MA6473 30YR, 2.50%, 2/20/50	1,684
618,013	G2 MA6709 30YR, 2.50%, 6/20/50	496
1,869,939	G2 MA6818 30YR, 2.00%, 8/20/50	1,453
2,144,978	G2 MA6931 30YR, 2.50%, 10/20/50	1,716
2,189,314	G2 MA7051 30YR, 2.00%, 12/20/50	1,698
781,301	G2 MA7367 30YR, 2.50%, 5/20/51	624
2,032,477	G2 MA7471 30YR, 2.00%, 7/20/51	1,574
2,431,575	G2 MA7472 30YR, 2.50%, 7/20/51	1,942
2,569,817	G2 MA7533 30YR, 2.00%, 8/20/51	1,987
2,012,320	G2 MA7535 30YR, 3.00%, 8/20/51	1,666
2,669,076	G2 MA7589 30YR, 2.50%, 9/20/51	2,130
2,588,810	G2 MA7648 30YR, 2.00%, 10/20/51	2,001
2,097,775	G2 MA7705 30YR, 2.50%, 11/20/51	1,674
2,204,856	G2 MA7706 30YR, 3.00%, 11/20/51	1,825
2,385,478	G2 MA7766 30YR, 2.00%, 12/20/51	1,843
2,581,740	G2 MA7767 30YR, 2.50%, 12/20/51	2,060
1,780,526	G2 MA7768 30YR, 3.00%, 12/20/51	1,473
2,691,162	G2 MA7881 30YR, 2.50%, 2/20/52	2,147
2,421,695	G2 MA7987 30YR, 2.50%, 4/20/52	1,932
1,817,551	G2 MA7990 30YR, 4.00%, 4/20/52	1,600
2,167,076	G2 MA8097 30YR, 2.50%, 6/20/52	1,729
2,417,677	G2 MA8146 30YR, 2.00%, 7/20/52	1,869
1,371,531	G2 MA8266 30YR, 3.50%, 9/20/52	1,170
2,300,000	G2SF, 2.00%, 11/20/5330YR TBA (c)	1,774
3,850,000	G2SF, 3.50%, 11/20/5330YR TBA (c)	3,282
2,000,000	G2SF, 4.00%, 11/20/5330YR TBA (c)	1,758
2,700,000	G2SF, 4.50%, 11/20/5330YR TBA (c)	2,440
2,700,000	G2SF, 5.00%, 11/20/5330YR TBA (c)	2,512
2,700,000	G2SF, 5.50%, 11/20/5330YR TBA (c)	2,582
4,850,000	G2SF, 6.00%, 11/20/5330YR TBA (c)	4,752
173,165	GN 366983 30YR, 4.00%, 6/15/41	158
241,540	GN 455989, 5.00%, 7/15/26	224
48,974	GN 558954, 5.25%, 5/15/29	48
289,474	GN 558956, 4.50%, 6/15/29	275
118,981	GN 605099 30YR, 5.50%, 3/15/34	116
287,567	GN 616826 30YR, 5.50%, 1/15/35	280
566,750	GN 710868 30YR, 5.50%, 9/15/39	563
218,532	GN 728153, 5.50%, 10/15/29	214
71,807	GN 728159, 5.25%, 11/15/29	70
124,473	GN 781810 30YR, 5.50%, 10/15/34	122
607,084	GN 784370 30YR, 4.00%, 7/15/45	550
1,022,977	GN 785986 30YR, 3.00%, 10/15/51	859
306,713	GNR AF 2012-18, (1 mo. Term Secured Overnight Financing Rate + 0.414%), 5.75%, 2/20/38 (a)	304
24,275	GNR AH 2015-159, 2.50%, 5/20/43	24
652,594	GNR F 2004-56, (1 mo. Term Secured Overnight Financing Rate + 0.514%), 5.85%, 6/20/33 (a)	652

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

156,549	GNR FA 2001-35, (1 mo. Term Secured Overnight Financing Rate + 0.364%), 5.70%, 8/16/31 (a)	$156
204,107	GNR FB 2007-76, (1 mo. Term Secured Overnight Financing Rate + 0.614%), 5.95%, 11/20/37 (a)	203
560,199	GNR FB 2008-11, (1 mo. Term Secured Overnight Financing Rate + 0.714%), 6.05%, 2/20/38 (a)	558
335,797	GNR FC 2003-71, (1 mo. Term Secured Overnight Financing Rate + 0.614%), 5.95%, 7/20/33 (a)	335
478,312	GNR FC 2007-54, (1 mo. Term Secured Overnight Financing Rate + 0.374%), 5.71%, 9/20/37 (a)	473
923,226	GNR FC 2018-91, (1 mo. Term Secured Overnight Financing Rate + 0.414%), 5.73%, 7/20/48 (a)	877
324,126	GNR FG 2004-86, (1 mo. Term Secured Overnight Financing Rate + 0.514%), 5.85%, 7/20/34 (a)	321
494,299	GNR FH 2004-59, (1 mo. Term Secured Overnight Financing Rate + 0.364%), 5.70%, 8/16/34 (a)	491
174,468	GNR FH 2008-2, (1 mo. Term Secured Overnight Financing Rate + 0.564%), 5.90%, 1/20/38 (a)	172
628,291	GNR FJ 2019-6, (1 mo. Term Secured Overnight Financing Rate + 0.514%), 5.85%, 1/20/49 (a)	600

Principal or Shares	Security Description	Value (000)

689,573	GNR FK 2006-60, (1 mo. Term Secured Overnight Financing Rate + 0.314%), 5.65%, 11/20/36 (a)	$681
293,338	GNR LF 2011-153, (1 mo. Term Secured Overnight Financing Rate + 0.364%), 5.70%, 7/16/41 (a)	284
1,253,842	GNR ST 2014-79, 20.61%, 7/20/29 (b)(d)	1
674,011	GNR UF 2008-67, (1 mo. Term Secured Overnight Financing Rate + 0.564%), 5.90%, 6/20/38 (a)	674

Total Mortgage Backed (Cost - $121,180)		106,574

Investment Company (1%)
1,030,955	Payden Cash Reserves Money Market Fund * (Cost - $1,031)	1,031

Total Investments (Cost - $122,211) (122%)		107,605
Liabilities in excess of Other Assets (-22%)		(19,061)

Net Assets (100%)		$88,544

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
U.S. Treasury 10-Year Note Future	38	Dec-23	$4,035	$(143)	$(143)

See notes to financial statements.

Annual Report   29

            Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments
Mortgage Backed	35%
Corporate Bond	27%
U.S. Treasury	19%
Asset Backed	6%
Municipal	5%
Other	8%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Class are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
2,406,392	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.314%), 6.65%, 6/15/36 (a)(b)	$2,374
1,199,700	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,060
2,738,706	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	2,275
3,225,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	2,106
3,579,750	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	3,175
29	Exeter Automobile Receivables Trust 2021-2, 0.00%, 2/15/28	2,684
2,118,022	JPMorgan Chase Bank N.A.-CACLN 2020-2 144A, 19.88%, 2/25/28 (a)	2,522
2,086,563	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,521
114,522	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	112
174,591	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	166
2,000,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.262%), 7.66%, 4/19/33 (a)(b)	1,969
3,100,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 5.00%, 4/15/34 EUR (a)(b)(c)	3,186
5,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.712%), 8.11%, 4/17/30 (a)(b)	4,921

Principal or Shares	Security Description	Value (000)
3,100,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	$3,030
2,242,625	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	1,846
2,718,787	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.79%, 1/15/32 (a)(b)	2,730
1,666,224	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 5.28%, 5/15/32 (a)	1,646
562,499	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 6.79%, 8/16/32 (a)	560
711,159	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	693
5,100,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.512%), 7.92%, 1/23/32 (a)(b)	5,015
3,850,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (a)	3,672
2,200,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 3/15/38 (a)(b)	2,023
3,396,813	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,786

Total Asset Backed (Cost - $56,630)		53,072
Bank Loans(d) (0%)
2,948,376	Tacala Investment Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.000%), 9.44%, 2/05/27
	(Cost - $2,903)	2,939
Corporate Bond (27%)
2,730,178	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	2,282

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,800,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.280%), 5.28%, 7/27/29 (b)	$1,728
3,150,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.930%), 5.63%, 7/28/34 (b)	2,873
1,975,000	American Honda Finance Corp., 5.13%, 7/07/28	1,926
4,350,000	American Tower Corp., 2.30%, 9/15/31	3,210
2,400,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	1,251
1,250,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (a)	1,137
3,600,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	3,404
2,225,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (a)	1,995
2,100,000	Augustar Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,687
4,000,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	3,808
2,200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	1,908
2,625,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 5.08%, 1/20/27 (b)	2,556
2,000,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.322%), 3.56%, 4/23/27 (b)	1,869
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,598
2,100,000	Barclays PLC, (U.S. Secured Overnight Financing Rate + 2.210%), 5.83%, 5/09/27 (b)	2,053
2,330,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	2,045
2,100,000	Blue Owl Capital Corp., 3.75%, 7/22/25	1,963
1,700,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (a)	1,696
2,700,000	BP Capital Markets America Inc., 4.81%, 2/13/33	2,468
3,680,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	3,069
1,375,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.62%, 10/30/31 (b)	1,375
2,675,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(e)	2,553
4,050,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	2,360
1,000,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (a)	1,019
2,400,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (a)	2,425
2,100,000	Comcast Corp., 5.35%, 5/15/53	1,808
5,750,000	Corebridge Financial Inc., 3.90%, 4/05/32	4,707
2,450,000	Credit Agricole SA 144A, 5.51%, 7/05/33 (a)	2,296
3,750,000	CubeSmart LP, 2.00%, 2/15/31	2,780
2,000,000	Daimler Truck Finance North America LLC 144A, 5.40%, 9/20/28 (a)	1,939
1,625,000	Dell International LLC/EMC Corp., 5.75%, 2/01/33	1,537
2,250,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,947
2,000,000	Diamondback Energy Inc., 4.25%, 3/15/52	1,376
1,165,000	Dignity Health, 4.50%, 11/01/42	913
4,675,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	3,374
2,200,000	Earthstone Energy Holdings LLC 144A, 9.88%, 7/15/31 (a)	2,372

Principal or Shares	Security Description	Value (000)

1,600,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	$1,394
900,000	Elevance Health Inc., 5.13%, 2/15/53	747
2,450,000	Energy Transfer LP, 6.10%, 12/01/28	2,421
2,175,000	Energy Transfer LP, 5.75%, 2/15/33	2,041
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,287
3,550,000	Equinix Inc., 2.50%, 5/15/31	2,712
6,325,000	Extra Space Storage LP, 2.20%, 10/15/30	4,830
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,563
203,650	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	190
2,200,000	Fifth Third Bank N.A., (Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	2,144
2,500,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	2,400
3,350,000	General Motors Co., 5.60%, 10/15/32	3,060
2,750,000	General Motors Financial Co. Inc., 2.35%, 1/08/31	2,049
748,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	629
3,475,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)	2,201
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	3,135
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	3,257
1,750,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	1,530
2,050,000	HCA Inc., 5.90%, 6/01/53	1,735
2,000,000	Healthpeak OP LLC, 5.25%, 12/15/32	1,812
2,100,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 2.390%), 6.25%, 3/09/34 (b)	1,994
2,700,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	2,247
2,650,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(f)	2,476
2,900,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.900%), 7.78%, 6/20/54 (a)(b)	2,517
3,100,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	2,588
1,337,000	JAB Holdings BV 144A, 2.20%, 11/23/30 (a)	1,002
2,575,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.55%, 12/15/25 (b)	2,556
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	1,860
810,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	745
3,000,000	Lennar Corp., 4.75%, 11/29/27	2,856
4,100,000	Lockheed Martin Corp., 5.25%, 1/15/33	3,953
4,850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	3,535
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,473
2,125,000	Minerva Luxembourg SA 144A, 8.88%, 9/13/33 (a)	2,089
1,525,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.295%), 5.05%, 1/28/27 (b)	1,490
2,000,000	Morgan Stanley, (3 mo. Term Secured Overnight Financing Rate + 1.890%), 4.43%, 1/23/30 (b)	1,822
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	1,526
2,800,000	NextEra Energy Capital Holdings Inc., 5.25%, 2/28/53	2,275
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,066
1,550,000	ONEOK Inc., 5.80%, 11/01/30	1,493
4,400,000	Oracle Corp., 6.25%, 11/09/32	4,361
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24	3,205

Annual Report   31

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	$1,710
2,750,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	2,684
1,695,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	1,560
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,145
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	1,790
2,850,000	Pfizer Investment Enterprises Pte Ltd., 4.75%, 5/19/33	2,621
2,475,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	1,779
2,350,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (a)	2,157
3,900,000	Royal Bank of Canada, 5.00%, 2/01/33	3,528
3,575,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	2,705
3,384,214	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	2,708
2,425,000	Tucson Electric Power Co., 5.50%, 4/15/53	2,072
1,450,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.800%), 6.25%, 9/22/29 (a)(b)	1,421
2,000,000	UBS Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (a)(b)	2,241
1,450,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	1,486
2,350,000	Venture Global LNG Inc. 144A, 8.13%, 6/01/28 (a)	2,283
1,900,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (a)	1,931
3,000,000	Vistra Operations Co. LLC 144A, 3.70%, 1/30/27 (a)	2,729
2,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	1,889
1,250,000	Vital Energy Inc., 9.75%, 10/15/30	1,226
3,400,000	VMware Inc., 2.20%, 8/15/31	2,515
3,375,000	Warnermedia Holdings Inc., 5.14%, 3/15/52	2,390
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,207
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	1,657
350,000	Western Midstream Operating LP, 6.35%, 1/15/29	348
1,350,000	Western Midstream Operating LP, 6.15%, 4/01/33	1,278
3,150,000	Williams Cos. Inc., 5.30%, 8/15/28	3,037

Total Corporate Bond (Cost - $265,666)		230,670
Foreign Government (2%)
900,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	534
2,650,000	Chile Government International Bond, 4.13%, 7/05/34 EUR (c)	2,647
1,650,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	1,574
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	3,284
3,200,000	Municipal Finance Authority of British, 2.55%, 10/09/29 CAD (c)	2,063
2,000,000	Paraguay Government International Bond 144A, 5.85%, 8/21/33 (a)	1,848
2,825,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,128
4,650,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	3,393

Total Foreign Government (Cost - $22,138)		17,471

Principal or Shares	Security Description	Value (000)

Mortgage Backed (36%)
4,125,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 9/15/36 (a)(b)	$3,843
1,856,810	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 6/15/38 (a)(b)	1,802
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 9.364%), 14.69%, 11/25/39 (a)(b)	4,426
2,050,000	DC Commercial Mortgage Trust 2023-DC 144A, 6.31%, 9/12/40 (a)	2,011
4,300,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 7.37%, 4/25/34 (a)(b)	4,301
1,686,602	Fannie Mae Connecticut Avenue Securities 2016-C02, (U.S. Secured Overnight Financing Rate Index 30day Average + 12.364%), 17.69%, 9/25/28 (b)	1,977
1,729,496	Fannie Mae Connecticut Avenue Securities 2016-C04, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.364%), 15.69%, 1/25/29 (b)	1,957
497,470	Fannie Mae Connecticut Avenue Securities 2016-C05, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.864%), 16.19%, 1/25/29 (b)	565
2,695,694	Fannie Mae-Aces 2018-M13, 3.74%, 9/25/30 (g)	2,434
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates KG01, 2.94%, 4/25/29	1,450
619,352	FN 254766 30YR, 5.00%, 6/01/33	603
310,734	FN 725027 30YR, 5.00%, 11/01/33	303
608,240	FN 725423 30YR, 5.50%, 5/01/34	599
582,317	FN 725424 30YR, 5.50%, 4/01/34	573
478,029	FN 995203 30YR, 5.00%, 7/01/35	465
867,409	FN AS7170 30YR, 3.50%, 5/01/46	744
2,223,345	FN AS8305 30YR, 3.00%, 11/01/46	1,840
1,537,710	FN AY4200 30YR, 3.00%, 5/01/45	1,280
1,557,307	FN AZ7336 30YR, 3.50%, 11/01/45	1,345
2,300,286	FN BC1520 30YR, 3.50%, 8/01/46	1,976
659,272	FN BC2521 30YR, 3.50%, 1/01/46	574
5,250,755	FN BC8998 30YR, 3.00%, 11/01/46	4,345
319,583	FN BK4740 30YR, 4.00%, 8/01/48	281
2,268,622	FN BM2007 30YR, 4.00%, 9/01/48	1,996
1,420,494	FN BP6345 30YR, 3.00%, 6/01/50	1,148
3,085,271	FN BP6626 30YR, 2.00%, 8/01/50	2,288
5,424,862	FN BV7937 30YR, 4.00%, 8/01/52	4,694
1,214,978	FN CA3666 30YR, 4.00%, 6/01/49	1,074
2,834,228	FN CA6314 30YR, 3.00%, 7/01/50	2,291
2,385,679	FN CA6739 30YR, 3.00%, 8/01/50	1,926
6,036,332	FN CB2542 30YR, 2.50%, 1/01/52	4,645
7,247,426	FN CB2759 30YR, 3.00%, 2/01/52	5,815
4,720,024	FN CB2839 30YR, 2.00%, 2/01/52	3,522
5,830,475	FN CB3258 30YR, 3.50%, 4/01/52	4,866
4,727,176	FN CB3622 30YR, 4.00%, 5/01/52	4,091
6,892,091	FN CB4127 30YR, 4.50%, 7/01/52	6,164
6,895,986	FN CB4794 30YR, 4.50%, 10/01/52	6,170
4,382,706	FN CB5106 30YR, 5.00%, 11/01/52	4,047
2,431,388	FN FM1717 30YR, 3.50%, 12/01/45	2,137
2,386,393	FN FM2897 30YR, 3.00%, 2/01/48	1,981
2,220,052	FN FM3162 30YR, 3.00%, 11/01/46	1,867
1,636,575	FN FM4754 30YR, 3.50%, 7/01/47	1,434
473,855	FN FM4990 30YR, 5.00%, 7/01/47	456

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,771,550	FN FM4994 30YR, 2.00%, 12/01/50	$2,062
2,333,760	FN FM7194 30YR, 2.50%, 3/01/51	1,806
3,982,420	FN FM7418 30YR, 2.50%, 6/01/51	3,081
2,643,451	FN FM7494 30YR, 3.00%, 6/01/51	2,126
6,755,018	FN FM9195 30YR, 2.50%, 10/01/51	5,203
3,570,776	FN FM9218 30YR, 2.00%, 10/01/51	2,642
1,590,953	FN FM9750 30YR, 3.00%, 4/01/48	1,335
6,303,534	FN FS0287 30YR, 2.00%, 1/01/52	4,678
6,385,387	FN FS0349 30YR, 2.00%, 1/01/52	4,743
6,350,180	FN FS0439 30YR, 2.50%, 1/01/52	4,916
5,739,979	FN FS2653 30YR, 4.00%, 8/01/52	4,968
4,567,032	FN FS3111 30YR, 5.00%, 9/01/52	4,217
3,258,461	FN FS3838 30YR, 4.00%, 5/01/49	2,892
3,368,734	FN FS4931 30YR, 6.00%, 6/01/53	3,286
159,655	FN MA2929 30YR, 3.50%, 3/01/47	137
6,718,806	FN MA3238 30YR, 3.50%, 1/01/48	5,686
5,498,383	FN MA4413 30YR, 2.00%, 9/01/51	4,071
7,470,306	FN MA4437 30YR, 2.00%, 10/01/51	5,507
4,376,417	FN MA4465 30YR, 2.00%, 11/01/51	3,238
4,383,667	FN MA4548 30YR, 2.50%, 2/01/52	3,374
2,718,394	FN MA4761 30YR, 5.00%, 9/01/52	2,510
4,223,732	FN MA4785 30YR, 5.00%, 10/01/52	3,900
6,437,842	FN MA4842 30YR, 5.50%, 12/01/52	6,116
5,315,552	FN MA5040 30YR, 6.00%, 6/01/53	5,189
1,420,000	FNCL, 3.00%, 11/01/5330YR TBA (h)	1,136
470,000	FNCL, 3.50%, 11/01/5330YR TBA (h)	391
320,000	FNCL, 4.50%, 11/01/5330YR TBA (h)	286
4,680,000	FNCL, 5.50%, 11/01/5330YR TBA (h)	4,439
710,281	FR RA3728 30YR, 2.00%, 10/01/50	529
4,894,419	FR RA4531 30YR, 2.50%, 2/01/51	3,789
6,120,577	FR RA5276 30YR, 2.50%, 5/01/51	4,728
6,434,243	FR RA7778 30YR, 4.50%, 8/01/52	5,755
4,628,765	FR RA8415 30YR, 5.50%, 1/01/53	4,398
4,846,998	FR RA8647 30YR, 4.50%, 5/01/53	4,335
4,395,888	FR SB8509 15YR, 2.00%, 1/01/36	3,772
6,684,443	FR SD0729 30YR, 2.00%, 10/01/51	4,951
5,753,314	FR SD1035 30YR, 4.00%, 5/01/52	4,981
2,225,795	FR SD2184 30YR, 6.00%, 1/01/53	2,179
6,202,629	FR SD7537 30YR, 2.00%, 3/01/51	4,595
1,085,907	FR SD8106 30YR, 2.00%, 11/01/50	805
1,405,365	FR ZA4718 30YR, 3.00%, 10/01/46	1,163
646,853	FR ZS9382 30YR, 3.00%, 9/01/43	546
2,520,548	FR ZT0534 30YR, 3.50%, 12/01/47	2,161
1,234,076	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.114%), 15.44%, 7/25/29 (b)	1,373
2,060,342	G2 4853 30YR, 4.00%, 11/20/40	1,867
852,667	G2 5174 30YR, 4.00%, 9/20/41	773
203,257	G2 5233 30YR, 4.00%, 11/20/41	184
3,707,579	G2 785219 30YR, 2.00%, 12/20/50	2,832
487,696	G2 MA2522 30YR, 4.00%, 1/20/45	442
1,404,103	G2 MA3663 30YR, 3.50%, 5/20/46	1,221
3,430,101	G2 MA3802 30YR, 3.00%, 7/20/46	2,890
280,488	G2 MA4126 30YR, 3.00%, 12/20/46	236
1,240,487	G2 MA4510 30YR, 3.50%, 6/20/47	1,073
2,229,331	G2 MA5265 30YR, 4.50%, 6/20/48	2,046
2,467,202	G2 MA6930 30YR, 2.00%, 10/20/50	1,917
8,907,317	G2 MA7472 30YR, 2.50%, 7/20/51	7,114
6,265,118	G2 MA7706 30YR, 3.00%, 11/20/51	5,185
3,196,429	G2 MA7766 30YR, 2.00%, 12/20/51	2,469
2,976,911	G2 MA8044 30YR, 3.50%, 5/20/52	2,540
6,908,904	G2 MA8200 30YR, 4.00%, 8/20/52	6,080
6,560,000	G2SF, 6.00%, 11/20/5330YR TBA (h)	6,427
6,820,000	G2SF, 6.50%, 11/20/5330YR TBA (h)	6,805

Principal or Shares	Security Description	Value (000)

2,494,332	GN 783716 30YR, 3.00%, 2/15/43	$2,144
572,378	GN 784182 30YR, 4.50%, 8/15/46	538
3,161,929	GN 785986 30YR, 3.00%, 10/15/51	2,655
320,231	GN AA5452 30YR, 3.50%, 7/15/42	284
1,148,772	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 5.69%, 8/17/33 EUR (a)(b)(c)	1,136
13,187,033	Morgan Stanley Capital I Trust 2018-H3, 0.80%, 7/15/51 (g)	373
153,681	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(g)	138
304,538	New Residential Mortgage Loan Trust 2014-3A 144A, 3.75%, 11/25/54 (a)(b)(g)	272
1,300,000	STACR Trust 2018-HRP2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.614%), 15.94%, 2/25/47 (a)(b)	1,505

Total Mortgage Backed (Cost - $347,437)		307,447
Municipal (5%)
10,500,000	California Earthquake Authority A, 5.60%, 7/01/27	10,394
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	3,235
1,150,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(i)	29
3,620,000	City of San Francisco CA Public Utilities Commission Water Revenue E, 2.83%, 11/01/41	2,463
2,565,000	Compton Community College District B, 3.46%, 8/01/38 (j)	1,856
3,285,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34 (j)	2,516
5,265,000	Los Angeles Community College District, 1.17%, 8/01/26	4,717
4,680,000	New York State Dormitory Authority C, 1.54%, 3/15/27	4,121
3,000,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	2,456
4,000,000	State of California, 3.38%, 4/01/25	3,889
1,495,000	State of California, 7.55%, 4/01/39	1,690
2,025,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41	1,875
365,000	University of California J, 3.26%, 5/15/24	360

Total Municipal (Cost - $45,815)		39,601
U.S. Government Agency (4%)
21,845,000	Federal Home Loan Bank Discount Notes, 5.25%, 11/01/23 (k)	21,845
6,000,000	FHLB, 1.80%, 2/04/36	3,856
4,280,000	Tennessee Valley Authority, 5.25%, 9/15/39	4,037

Total U.S. Government Agency (Cost - $30,980)		29,738
U.S. Treasury (20%)
17,720,000	U.S. Treasury Bill, 5.51%, 10/03/24 (k)	16,861
28,479,000	U.S. Treasury Bond, 2.50%, 2/15/46	18,114
15,410,000	U.S. Treasury Bond, 3.00%, 2/15/49 (l)(m)	10,611
26,859,000	U.S. Treasury Bond, 2.38%, 11/15/49	16,144
11,125,000	U.S. Treasury Bond, 2.00%, 2/15/50	6,093
22,970,000	U.S. Treasury Bond, 2.38%, 5/15/51	13,690
1,450,000	U.S. Treasury Bond, 4.00%, 11/15/52	1,212
4,180,000	U.S. Treasury Bond, 3.63%, 5/15/53	3,259
1,470,000	U.S. Treasury Bond, 4.13%, 8/15/53	1,258
25,487,391	U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/28	24,104
14,001,242	U.S. Treasury Inflation Indexed Notes, 1.38%, 7/15/33	12,677
7,910,000	U.S. Treasury Note, 3.63%, 5/31/28	7,523

Annual Report   33

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

9,780,000	U.S. Treasury Note, 4.63%, 9/30/28	$9,692
4,880,000	U.S. Treasury Note, 3.63%, 5/31/30	4,560
3,540,000	U.S. Treasury Note, 4.25%, 8/31/30	3,377
17,810,000	U.S. Treasury Note, 3.88%, 8/15/33	16,395
Total U.S. Treasury (Cost - $221,246)		165,570
Investment Company (3%)
6,206,875	Payden Cash Reserves Money Market Fund*	6,207
1,535,844	Payden Emerging Market Corporate Bond Fund*	12,517
1,791,232	Payden Emerging Markets Local Bond Fund*	8,115
Total Investment Company (Cost - $27,912)		26,839
Total Investments (Cost - $1,020,727) (103%)		873,347
Liabilities in excess of Other Assets (-3%)		(24,029)
Net Assets (100%)		$849,318

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security was purchased on a delayed delivery basis.
(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(j)	Payment of principal and/or interest is insured against default by a monoline insurer.
(k)	Yield to maturity at time of purchase.
(l)	All or a portion of the security is pledged to cover futures contract margin requirements.
(m)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 18,259	EUR 16,974	Citibank, N.A.	03/18/2024	$180
USD 10,741	CAD 14,489	HSBC Bank USA, N.A.	03/18/2024	268

Net Unrealized Appreciation				$448

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	52	Dec-23	$5,691	$(547)	$(547)
U.S. Treasury 2-Year Note Future	906	Dec-23	183,394	(722)	(722)
U.S. Ultra Bond Future	42	Dec-23	4,728	(626)	(626)

					(1,895)

Short Contracts:
U.S. Treasury 10-Year Ultra Future	162	Dec-23	(17,630)	985	985
U.S. Treasury 5-Year Note Future	819	Dec-23	(85,566)	1,463	1,463

					2,448

Total Futures					$553

34   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	$17,530	$6	$(127)	$133

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$15,900	$2,062	$—	$2,062
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	15,985	1,862	—	1,862
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 3.2815% Annually	02/27/2035	15,600	1,314	—	1,314
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay Variable 5.3500% (SOFRRATE) Annually	08/30/2026	71,500	(2,169)	—	(2,169)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay Variable 5.3500% (SOFRRATE) Annually	06/29/2026	71,425	(2,196)	—	(2,196)
2-Year SOFR Swap, Receive Fixed 3.3330% Annually, Pay Variable 5.3500% (SOFRRATE) Annually	02/27/2027	67,700	(1,069)	—	(1,069)

			$(196)	$—	$(196)

See notes to financial statements.

Annual Report   35

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments

Corporate Bond	93%
Asset Backed	3%
Investment Company	2%
Mortgage Backed	1%
Bank Loans	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
2,300,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.342%), 6.74%, 7/15/32 (a)(b)	$2,291
877,500	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (b)	735
2,000,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.78%, 2/17/39 (a)(b)	1,960
1,871,500	Planet Fitness Master Issuer LLC 2022-1A 144A, 3.25%, 12/05/51 (b)	1,672
2,350,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 4.29%, 2/15/52 (b)	2,048
1,490,688	Zaxby’s Funding LLC 2021-1A, 144A, 3.24%, 7/30/51 (b)	1,222
Total Asset Backed (Cost - $10,890)		9,928
Bank Loans(c) (1%)
987,500	Air Canada Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.13%, 8/11/28	988
840,500	DirectV Financing LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 10.44%, 8/02/27	819
Total Bank Loans (Cost - $1,810)		1,807
Corporate Bond (92%)
Automotive (5%)
675,000	American Honda Finance Corp., 5.13%, 7/07/28	658
1,150,000	American Honda Finance Corp., 5.85%, 10/04/30	1,142

Principal or Shares	Security Description	Value (000)
1,285,000	Daimler Truck Finance North America LLC
	144A, 2.38%, 12/14/28 (b)	$1,079
3,250,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	3,073
1,800,000	Ford Motor Credit Co. LLC, 2.90%, 2/16/28	1,533
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	398
1,225,000	General Motors Co., 5.40%, 4/01/48	919
1,200,000	General Motors Co., 6.75%, 4/01/46	1,076
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (b)	1,567
950,000	Kia Corp. 144A, 1.75%, 10/16/26 (b)	844
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (b)	2,962
1,150,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (b)	870
1,185,000	Volkswagen Group of America Finance LLC 144A, 5.70%, 9/12/26 (b)	1,175
		17,296
Banking (14%)
2,325,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (a)	2,101
1,800,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.132%), 2.46%, 10/22/25 (a)	1,730
1,585,000	Bank of America Corp. N, (U.S. Secured Overnight Financing Rate + 1.220%), 2.65%, 3/11/32 (a)	1,215
1,600,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.232%), 3.46%, 3/15/25 (a)	1,581
975,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.322%), 3.56%, 4/23/27 (a)	911

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,600,000	Bank of Montreal, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.400%), 3.09%, 1/10/37 (a)	$1,879
1,150,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.050%), 2.28%, 11/24/27 (a)	1,007
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (b)	1,426
830,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.280%), 3.07%, 2/24/28 (a)	747
785,000	Credit Agricole SA 144A, 5.51%, 7/05/33 (b)	736
1,175,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 3.180%), 6.72%, 1/18/29 (a)	1,154
1,250,000	Federation des Caisses Desjardins du Quebec 144A, 5.70%, 3/14/28 (b)	1,221
1,300,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.248%), 2.38%, 7/21/32 (a)	965
2,750,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.264%), 2.65%, 10/21/32 (a)	2,069
1,650,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	1,283
305,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (a)(b)	217
915,000	JPMorgan Chase & Co., (3 mo. Term Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (a)	607
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (a)	536
2,500,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.845%), 5.35%, 6/01/34 (a)	2,307
700,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.810%), 6.25%, 10/23/34 (a)	691
1,025,000	KeyBank N.A., 5.00%, 1/26/33	826
1,225,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.480%), 5.99%, 8/07/27 (a)	1,208
1,300,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.858%), 1.51%, 7/20/27 (a)	1,142
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (a)	856
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	1,946
830,000	Morgan Stanley, 5.00%, 11/24/25	811
1,425,000	Morgan Stanley, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.430%), 5.95%, 1/19/38 (a)	1,293
2,400,000	National Australia Bank Ltd. 144A, 2.99%, 5/21/31 (b)	1,820
875,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.100%), 6.02%, 3/02/34 (a)	815
970,000	Old National Bancorp, 5.88%, 9/29/26	947
1,150,000	PNC Financial Services Group Inc., (Secured Overnight Financing Rate + 2.140%), 6.04%, 10/28/33 (a)	1,083
1,800,000	Royal Bank of Canada, 5.00%, 2/01/33	1,628
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	404
2,100,000	Sumitomo Mitsui Financial Group Inc., 5.46%, 1/13/26	2,073

Principal or Shares	Security Description	Value (000)

1,440,000	U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.65%, 2/01/29 (a)	$1,330
875,000	UBS AG, 5.65%, 9/11/28	857
1,000,000	Wachovia Corp., 5.50%, 8/01/35	891
1,000,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.500%), 3.35%, 3/02/33 (a)	788
2,600,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 3.53%, 3/24/28 (a)	2,371
1,125,000	Wells Fargo & Co., (3 mo. Term Secured Overnight Financing Rate + 4.502%), 5.01%, 4/04/51 (a)	893
675,000	Westpac New Zealand Ltd. 144A, 4.90%, 2/15/28 (b)	646
		49,011
Basic Industry (5%)
1,425,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	1,359
525,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (b)	478
1,050,000	BHP Billiton Finance USA Ltd., 5.25%, 9/08/26	1,041
2,525,000	Boeing Co., 5.71%, 5/01/40	2,235
1,250,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (b)	1,202
1,980,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	1,874
2,000,000	Lockheed Martin Corp., 3.90%, 6/15/32	1,752
785,000	Nature Conservancy A, 3.96%, 3/01/52	579
1,470,000	Norfolk Southern Corp., 5.35%, 8/01/54	1,256
1,450,000	Northrop Grumman Corp., 4.95%, 3/15/53	1,202
825,000	Regal Rexnord Corp. 144A, 6.05%, 4/15/28 (b)	790
825,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (b)	757
600,000	RTX Corp., 4.63%, 11/16/48	462
825,000	Ryder System Inc., 6.30%, 12/01/28	823
1,050,000	Union Pacific Corp., 4.95%, 5/15/53	886
850,000	Veralto Corp. 144A, 5.35%, 9/18/28 (b)	823
		17,519
Consumer Goods (3%)
1,360,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (b)	1,161
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	844
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,057
1,320,000	Coca-Cola Co., 2.60%, 6/01/50	752
750,000	Conagra Brands Inc., 5.30%, 10/01/26	738
740,000	Diageo Capital PLC, 5.63%, 10/05/33	727
1,050,000	J M Smucker Co., 6.50%, 11/15/43	997
1,150,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (b)	988
1,280,000	Kraft Heinz Foods Co., 4.38%, 6/01/46	937
2,165,000	Land O’ Lakes Inc. 144A, 7.00% (b)(d)	1,591
1,850,000	NIKE Inc., 3.38%, 3/27/50	1,246
		11,038
Energy (8%)
600,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	595
845,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (b)	843
1,745,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	1,632
128,000	Cenovus Energy Inc., 6.75%, 11/15/39	124
1,425,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (b)	1,452
1,025,000	Columbia Pipelines Operating Co. LLC 144A, 5.93%, 8/15/30 (b)	990

Annual Report   37

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,700,000	ConocoPhillips Co., 5.05%, 9/15/33	$1,585
630,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (b)	611
1,800,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (b)	1,828
1,200,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,230
1,200,000	Energy Transfer LP, 5.40%, 10/01/47	943
2,500,000	Energy Transfer LP, 5.50%, 6/01/27	2,439
900,000	Energy Transfer LP, 5.75%, 2/15/33	844
1,075,000	EQT Corp., 5.70%, 4/01/28	1,047
1,000,000	Hess Corp., 7.30%, 8/15/31	1,080
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	696
950,000	MPLX LP, 5.65%, 3/01/53	782
710,000	ONEOK Inc., 6.05%, 9/01/33	681
900,000	Ovintiv Inc., 5.65%, 5/15/28	874
410,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 4.13%, 2/15/28 (b)	375
1,425,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	1,425
975,000	Viper Energy Partners LP 144A, 7.38%, 11/01/31 (b)	974
1,175,000	Western Midstream Operating LP, 6.15%, 4/01/33	1,112
1,550,000	Williams Cos. Inc., 3.75%, 6/15/27	1,433
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	2,447
		28,042
Financial Services (14%)
410,000	Aircastle Ltd., 4.13%, 5/01/24	404
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,765
1,851,000	American Express Co., 8.15%, 3/19/38	2,097
920,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (b)	652
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	1,829
1,300,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	1,229
1,100,000	Ashtead Capital Inc. 144A, 5.50%, 8/11/32 (b)	985
2,400,000	Banco Santander SA, 2.75%, 12/03/30	1,752
875,000	Bank of New York Mellon Corp., (U.S. Secured Overnight Financing Rate + 1.169%), 4.54%, 2/01/29 (a)	821
2,075,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,985
605,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	531
2,205,000	Blue Owl Capital Corp., 3.75%, 7/22/25	2,061
1,350,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 2.64%, 3/03/26 (a)	1,266
915,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.080%), 5.47%, 2/01/29 (a)	851
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (a)	1,802
1,430,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (a)	1,101
2,500,000	Citigroup Inc., 4.45%, 9/29/27	2,310
3,775,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (b)	3,624
2,850,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 3.350%), 7.39%, 11/03/28 (a)	2,925
1,820,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,665
1,975,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (a)	1,888

Principal or Shares	Security Description	Value (000)

1,155,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	$1,002
1,600,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.069%), 1.34%, 1/12/27 (a)(b)	1,429
620,000	Mastercard Inc., 3.85%, 3/26/50	454
1,025,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.020%), 1.93%, 4/28/32 (a)	743
2,020,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	1,563
1,375,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (a)	1,352
2,000,000	National Securities Clearing Corp. 144A, 5.10%, 11/21/27 (b)	1,962
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50	799
750,000	State Street Corp., (U.S. Secured Overnight Financing Rate + 1.567%), 4.82%, 1/26/34 (a)	665
1,125,000	Synchrony Financial, 7.25%, 2/02/33	955
1,250,000	Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 1.852%), 5.12%, 1/26/34 (a)	1,073
2,200,000	Westpac Banking Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%), 2.67%, 11/15/35 (a)	1,600
		47,140
Healthcare (8%)
1,350,000	AbbVie Inc., 4.85%, 6/15/44	1,130
1,620,000	Amgen Inc., 3.15%, 2/21/40	1,086
1,500,000	Amgen Inc., 5.60%, 3/02/43	1,339
2,000,000	Baxter International Inc., 2.27%, 12/01/28	1,656
700,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	666
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	1,210
895,000	Cigna Group, 4.90%, 12/15/48	716
1,250,000	Cigna Group, 5.69%, 3/15/26	1,246
1,850,000	CVS Health Corp., 5.30%, 12/05/43	1,531
740,000	Dignity Health, 4.50%, 11/01/42	580
975,000	Elevance Health Inc., 5.13%, 2/15/53	810
950,000	Eli Lilly & Co., 4.88%, 2/27/53	824
1,825,000	GE HealthCare Technologies Inc., 5.65%, 11/15/27	1,807
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	545
1,180,000	HCA Inc., 5.90%, 6/01/53	998
750,000	Humana Inc., 5.50%, 3/15/53	646
550,000	Jazz Securities DAC 144A, 4.38%, 1/15/29 (b)	479
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	807
145,000	Northwell Healthcare Inc., 6.15%, 11/01/43	134
955,000	PeaceHealth Obligated Group 2020, 1.38%, 11/15/25	871
1,200,000	Perrigo Finance Unlimited Co., 4.65%, 6/15/30	1,003
1,475,000	Pfizer Investment Enterprises Pte Ltd., 4.65%, 5/19/30	1,387
1,620,000	Royalty Pharma PLC, 2.20%, 9/02/30	1,237
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	252
1,825,000	Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/09/29	1,595
516,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	513
970,000	UnitedHealth Group Inc., 5.88%, 2/15/53	918
1,820,000	Viatris Inc., 4.00%, 6/22/50	1,048
		27,034

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Household Products (1%)
850,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 144A, 6.63%, 7/15/30 (b)	$811
975,000	Haleon U.S. Capital LLC, 3.38%, 3/24/27	899
1,300,000	Haleon U.S. Capital LLC, 3.63%, 3/24/32	1,084
		2,794
Insurance (3%)
1,700,000	Augustar Life Insurance Co. 144A, 6.88%, 6/15/42 (b)	1,366
1,400,000	First American Financial Corp., 2.40%, 8/15/31	1,013
975,000	MetLife Inc., 5.38%, 7/15/33	912
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (b)	564
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	2,032
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (b)	1,222
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (b)	506
1,500,000	Nippon Life Insurance Co. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 2.90%, 9/16/51 (a)(b)	1,141
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	531
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (b)	445
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	2,029
		11,761
Leisure (1%)
1,150,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (b)	1,027
865,000	Hyatt Hotels Corp., 5.75%, 1/30/27	855
500,000	Mattel Inc. 144A, 3.38%, 4/01/26 (b)	462
1,875,000	Warnermedia Holdings Inc., 4.28%, 3/15/32	1,555
1,355,000	Warnermedia Holdings Inc., 5.14%, 3/15/52	960
		4,859
Media (3%)
1,820,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/01/41	1,091
1,025,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (b)	969
1,860,000	Comcast Corp., 2.89%, 11/01/51	1,028
900,000	Comcast Corp., 5.35%, 5/15/53	775
766,000	Comcast Corp., 6.50%, 11/15/35	783
1,760,000	Fox Corp., 5.58%, 1/25/49	1,388
575,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)	363
1,365,000	Paramount Global, 5.85%, 9/01/43	986
1,450,000	Time Warner Cable LLC, 6.75%, 6/15/39	1,265
1,000,000	Walt Disney Co., 2.75%, 9/01/49	559
		9,207
Real Estate (4%)
1,885,000	American Tower Corp., 5.50%, 3/15/28	1,827
800,000	Camden Property Trust, 5.85%, 11/03/26	801
70,000	Healthpeak OP LLC, 3.40%, 2/01/25	68
1,575,000	Healthpeak OP LLC, 5.25%, 12/15/32	1,427
1,700,000	Invitation Homes Operating Partnership LP, 5.45%, 8/15/30	1,586
1,580,000	Kimco Realty OP LLC, 6.40%, 3/01/34	1,552

Principal or Shares	Security Description	Value (000)

1,050,000	Physicians Realty LP, 2.63%, 11/01/31	$772
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,180
1,750,000	Starwood Property Trust Inc. 144A, 3.75%, 12/31/24 (b)	1,655
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	350
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (b)	651
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	581
		12,450
Retail (3%)
1,300,000	AutoZone Inc., 4.75%, 2/01/33	1,147
1,250,000	Dick’s Sporting Goods Inc., 3.15%, 1/15/32	944
2,000,000	Home Depot Inc., 4.50%, 12/06/48	1,577
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,073
600,000	Newell Brands Inc., 6.38%, 9/15/27	564
1,425,000	Nordstrom Inc., 4.25%, 8/01/31	1,046
1,775,000	Target Corp., 4.50%, 9/15/32	1,611
1,400,000	Walmart Inc., 4.50%, 9/09/52	1,137
1,355,000	Walmart Inc., 4.50%, 4/15/53	1,101
		10,200
Service (2%)
2,185,000	American University 2019, 3.67%, 4/01/49	1,528
1,850,000	California Institute of Technology, 3.65%, 9/01/19	1,071
1,150,000	Ford Foundation 2020, 2.82%, 6/01/70	586
1,540,000	Georgetown University B, 4.32%, 4/01/49	1,177
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	663
		5,025
Technology (5%)
1,305,000	Apple Inc., 2.65%, 5/11/50	756
1,200,000	Apple Inc., 3.95%, 8/08/52	890
515,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (b)	364
1,774,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (b)	1,479
1,400,000	Dell International LLC/EMC Corp., 4.90%, 10/01/26	1,363
207,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	231
1,455,000	Fiserv Inc., 5.38%, 8/21/28	1,424
1,500,000	Hewlett Packard Enterprise Co., 6.10%, 4/01/26	1,499
2,800,000	Microsoft Corp., 2.53%, 6/01/50	1,604
1,493,000	Oracle Corp., 4.13%, 5/15/45	1,035
2,000,000	Oracle Corp., 6.50%, 4/15/38	1,953
2,100,000	Skyworks Solutions Inc., 3.00%, 6/01/31	1,609
1,325,000	Take-Two Interactive Software Inc., 4.00%, 4/14/32	1,136
1,435,000	VMware Inc., 2.20%, 8/15/31	1,061
1,725,000	Workday Inc., 3.80%, 4/01/32	1,437
		17,841
Telecommunications (7%)
1,575,000	Alphabet Inc., 2.05%, 8/15/50	815
1,750,000	Amazon.com Inc., 3.10%, 5/12/51	1,085
1,859,000	AT&T Inc., 3.50%, 9/15/53	1,096
3,800,000	AT&T Inc., 3.65%, 9/15/59	2,200
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (b)	1,182
1,100,000	Cogent Communications Group Inc. 144A, 3.50%, 5/01/26 (b)	997
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	1,681
1,800,000	Juniper Networks Inc., 2.00%, 12/10/30	1,324
1,325,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (b)	1,165
1,475,000	Orange SA, 9.00%, 3/01/31	1,690

Annual Report   39

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,550,000	Rogers Communications Inc., 5.45%, 10/01/43	$1,272
1,450,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	1,200
1,100,000	TELUS Corp., 4.60%, 11/16/48	809
2,025,000	T-Mobile USA Inc., 3.38%, 4/15/29	1,765
1,775,000	T-Mobile USA Inc., 5.65%, 1/15/53	1,535
3,467,000	Verizon Communications Inc., 2.36%, 3/15/32	2,594
		22,410
Transportation (1%)
1,255,720	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	1,049
1,203,061	American Airlines Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	963
		2,012
Utility (5%)
1,000,000	Atmos Energy Corp., 5.90%, 11/15/33	986
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (b)	764
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	238
800,000	Boston Gas Co. 144A, 6.12%, 7/20/53 (b)	720
1,050,000	Dominion Energy South Carolina Inc., 6.25%, 10/15/53	1,023
2,250,000	Duke Energy Florida LLC, 5.95%, 11/15/52	2,085
1,825,000	Indiana Michigan Power Co., 5.63%, 4/01/53	1,618
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (b)	569
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	1,746
610,000	Nevada Power Co., 6.00%, 3/15/54	561
950,000	NextEra Energy Capital Holdings Inc., 5.00%, 2/28/30	888
1,000,000	NiSource Inc., 5.65%, 2/01/45	870
900,000	Northern States Power Co., 5.10%, 5/15/53	763
815,000	PECO Energy Co., 4.90%, 6/15/33	755
675,000	Public Service Electric and Gas Co., 5.13%, 3/15/53	581
1,320,000	Public Service Enterprise Group Inc., 6.13%, 10/15/33	1,289
295,695	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (b)	245
1,575,000	TransAlta Corp., 7.75%, 11/15/29	1,569

Principal or Shares	Security Description	Value (000)

585,000	Tucson Electric Power Co., 5.50%, 4/15/53	$500
725,000	WEC Energy Group Inc., 5.60%, 9/12/26	721
		18,491
Total Corporate Bond (Cost - $370,882)		314,130
Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (b)
	(Cost - $1,883)	1,618
Mortgage Backed (1%)
2,000,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.064%), 7.40%, 2/15/38 (a)(b)	1,630
1,995,037	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.477%), 6.81%, 5/15/36 (a)(b)	1,980
Total Mortgage Backed (Cost - $4,000)		3,610
Municipal (0%)
1,050,000	Michigan Finance Authority D, 5.02%, 11/01/43
	(Cost - $1,050)	907
Investment Company (2%)
1,189,421	Payden Cash Reserves Money Market Fund*	1,189
589,623	Payden Emerging Market Corporate Bond Fund*	4,818
Total Investment Company (Cost - $6,189)		6,007

Total Investments (Cost - $396,704) (99%)		338,007
Other Assets, net of Liabilities (1%)		3,016
Net Assets (100%)		$341,023

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.

40   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	66	Dec-23	$7,223	$(616)	$(616)
U.S. Treasury 10-Year Note Future	55	Dec-23	5,839	(207)	(207)
U.S. Treasury 2-Year Note Future	46	Dec-23	9,311	(37)	(37)
U.S. Treasury 5-Year Note Future	76	Dec-23	7,940	(130)	(130)

					(990)

Short Contracts:
U.S. Treasury 10-Year Ultra Future	106	Dec-23	(11,536)	505	505
U.S. Ultra Bond Future	15	Dec-23	(1,688)	151	151

					656

Total Futures					$(334)

See notes to financial statements.

Annual Report   41

            Payden Strategic Income Fund

The Fund seeks a high level of total return combined with income generation that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments

U.S. Treasury	30%
Corporate Bond	29%
Mortgage Backed	12%
Asset Backed	10%
Municipal	5%
Other	14%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
416,491	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.314%), 6.65%, 6/15/36 (a)(b)	$411
212,850	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	188
1,000,000	BDS Ltd. 2021-FL7 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.80%, 6/16/36 (a)(b)	955
700,000	Blackrock European CLO VII DAC 7A 144A, (3 mo. EURIBOR + 1.300%), 5.27%, 10/15/31 EUR (a)(b)(c)	708
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 2.814%), 8.15%, 8/19/38 (a)(b)	559
230,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	218
360,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	288
600,000	CIFC European Funding CLO II DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 4.87%, 4/15/33 EUR (a)(b)(c)	623
675,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	441
1,170,675	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	1,038
676,509	Dryden CLO Ltd. 2018-55A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.282%), 6.68%, 4/15/31 (a)(b)	674
400,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. Term Secured Overnight Financing Rate + 5.802%), 11.20%, 4/15/29 (a)(b)	356

Principal or Shares	Security Description	Value (000)
1,050,000	FS RIALTO 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 7.50%, 5/16/38 (a)(b)	$998
506,484	JPMorgan Chase Bank N.A.-CACLN 2020-2 144A, 31.36%, 2/25/28 (a)	603
114,522	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	112
153,640	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	146
1	Juniper Receivables 2021-2 DAC Holding Class R-1 Notes, 0.00%, 2/15/29	363
141,622	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.95%, 5/15/36 (a)(b)	141
317,500	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.114%), 7.45%, 5/15/36 (a)(b)	301
400,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.564%), 7.90%, 5/15/36 (a)(b)	371
381,935	Man GLG Euro CLO VI DAC 6A 144A, (3 mo. EURIBOR + 0.810%), 4.78%, 10/15/32 EUR (a)(b)(c)	397
250,000	Montmartre Euro CLO DAC 2020-2A 144A, (3 mo. EURIBOR + 0.960%), 4.93%, 7/15/34 EUR (a)(b)(c)	256
1,200,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-33A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.342%), 6.74%, 10/16/33 (a)(b)	1,194

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 5.00%, 4/15/34 EUR (a)(b)(c)	$514
500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	489
394,625	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	325
498,444	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.79%, 1/15/32 (a)(b)	500
294,040	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 5.28%, 5/15/32 (a)	290
108,173	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 6.79%, 8/16/32 (a)	108
217,484	Santander Bank Auto Credit-Linked Notes 2023- A 144A, 10.07%, 6/15/33 (a)	217
109,906	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	107
600,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 5.72%, 1/14/32 EUR (a)(b)(c)	614
450,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.512%), 7.92%, 1/23/32 (a)(b)	443
875,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.342%), 6.74%, 7/15/31 (a)(b)	870
850,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (a)	811
300,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 3/15/38 (a)(b)	276
300,000	Voya Euro CLO III DAC 3A 144A, (3 mo. EURIBOR + 0.920%), 4.89%, 4/15/33 EUR (a) (b)(c)	311
537,625	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	441
Total Asset Backed (Cost - $19,370)		17,657
Bank Loans(d) (2%)
646,734	Asurion LLC Term Loan B10 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.42%, 8/19/28	619
439,313	MIC Glen LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 7/21/28	432
560,000	MIC Glen LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.750%), 12.17%, 7/20/29	530
652,615	Numericable U.S. LLC Term Loan B14-EXT 1L, (3 mo. Term Secured Overnight Financing Rate + 4.500%), 10.89%, 8/15/28	581
467,063	Standard Industries Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 7.95%, 9/22/28	468
756,001	Tacala Investment Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.000%), 9.44%, 2/05/27	754
Total Bank Loans (Cost - $3,471)		3,384
Corporate Bond (30%)
405,000	AbbVie Inc., 2.60%, 11/21/24	391
675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	601

Principal or Shares	Security Description	Value (000)

145,000	Air Lease Corp., 2.30%, 2/01/25	$138
–	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	—
425,000	American Electric Power Co. Inc., 2.03%, 3/15/24	418
700,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.930%), 5.63%, 7/28/34 (b)	638
560,000	American Tower Corp., 3.95%, 3/15/29	499
725,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	514
300,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (a)	273
450,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (a)	404
925,000	Banco Bilbao Vizcaya Argentaria SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.700%), 6.14%, 9/14/28 (b)	903
400,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	347
500,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 5.08%, 1/20/27 (b)	487
450,000	Barclays PLC, (U.S. Secured Overnight Financing Rate + 2.210%), 5.83%, 5/09/27 (b)	440
325,000	Blackstone Private Credit Fund, 4.70%, 3/24/25	315
625,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	549
500,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	476
345,000	Blue Owl Capital Corp., 3.75%, 7/22/25	322
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a)(b)	233
400,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (a)	399
550,000	BP Capital Markets America Inc., 4.81%, 2/13/33	503
200,000	BRF SA 144A, 5.75%, 9/21/50 (a)	130
192,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	136
275,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.62%, 10/30/31 (b)	275
42,000	Carrier Global Corp., 2.24%, 2/15/25	40
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50
450,000	Centene Corp., 4.25%, 12/15/27	415
375,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(e)	358
825,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	481
500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	494
200,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (a)	204
550,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (a)	556
900,000	Corebridge Financial Inc., 3.90%, 4/05/32	737
550,000	Credit Agricole SA 144A, 5.51%, 7/05/33 (a)	515
400,000	CubeSmart LP, 2.25%, 12/15/28	331
700,000	CVS Health Corp., 5.63%, 2/21/53	594
300,000	Dell International LLC/EMC Corp., 5.75%, 2/01/33	284
350,000	Diamondback Energy Inc., 4.25%, 3/15/52	241
975,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	704

Annual Report   43

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)

500,000	Earthstone Energy Holdings LLC 144A, 9.88%, 7/15/31 (a)	$539
300,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	261
400,000	Energy Transfer LP, 5.75%, 2/15/33	375
600,000	Energy Transfer LP, 6.55%, 12/01/33	592
140,000	Equifax Inc., 2.60%, 12/15/25	131
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	437
250,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	199
350,000	Fifth Third Bank N.A., (Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	341
400,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	384
385,000	GATX Corp., 4.35%, 2/15/24	383
550,000	General Motors Co., 5.60%, 10/15/32	502
255,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	214
725,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)	459
525,000	Global Payments Inc., 1.20%, 3/01/26	468
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	448
565,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	439
300,000	Graphic Packaging International LLC 144A, 1.51%, 4/15/26 (a)	266
350,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	306
260,000	HCA Inc., 3.50%, 9/01/30	215
450,000	Healthpeak OP LLC, 5.25%, 12/15/32	408
500,000	HSBC Holdings PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.858%), 8.00% (b)(e)	492
500,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 1.970%), 6.16%, 3/09/29 (b)	490
650,000	Hyundai Capital America 144A, 6.50%, 1/16/29 (a)	647
475,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(f)	444
650,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.900%), 7.78%, 6/20/54 (a)(b)	564
430,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	359
500,000	John Deere Capital Corp., 3.40%, 6/06/25	484
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (b)	517
270,000	Kinder Morgan Inc., 2.00%, 2/15/31	202
250,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (a)	206
200,000	Land O’ Lakes Inc. 144A, 7.00% (a)(e)	147
580,000	Lennar Corp., 4.75%, 11/29/27	552
475,000	Lockheed Martin Corp., 4.95%, 10/15/25	472
250,000	Lockheed Martin Corp., 5.10%, 11/15/27	247
750,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	547
830,000	Mercedes-Benz Finance North America LLC 144A, 3.65%, 2/22/24 (a)	824
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (a)	746
450,000	Minerva Luxembourg SA 144A, 8.88%, 9/13/33 (a)	443

Principal or Shares	Security Description	Value (000)

850,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.550%), 5.06%, 9/12/25 (b)	$841
550,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.200%), 2.51%, 10/20/32 (b)	412
585,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.290%), 2.94%, 1/21/33 (b)	449
180,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (a)	169
330,000	National Fuel Gas Co., 5.50%, 1/15/26	324
210,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	199
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	355
300,000	ONEOK Inc., 5.80%, 11/01/30	289
600,000	Oracle Corp., 6.15%, 11/09/29	602
650,000	Ovintiv Inc., 5.65%, 5/15/28	631
650,000	Palomino Funding Trust I 144A, 7.23%, 5/17/28 (a)	650
550,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	537
415,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	382
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	341
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	286
650,000	Pfizer Investment Enterprises Pte Ltd., 4.75%, 5/19/33	598
735,000	Phillips 66 Co., 2.45%, 12/15/24	708
525,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	377
505,000	Realty Income Corp., 4.60%, 2/06/24	503
400,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (a)	367
550,000	Royal Bank of Canada, 1.60%, 1/21/25	523
750,000	Royal Bank of Canada, 5.00%, 2/01/33	678
775,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 2.328%), 5.81%, 9/09/26 (b)	759
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	404
310,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	196
625,000	Spirit Realty LP, 2.10%, 3/15/28	521
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	448
800,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	695
350,000	Synchrony Financial, 7.25%, 2/02/33	297
464,865	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	372
500,000	T-Mobile USA Inc., 2.63%, 4/15/26	463
475,000	Tucson Electric Power Co., 5.50%, 4/15/53	406
750,000	UBS Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(b)	577
300,000	UBS Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (a)(b)	336
500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	394
300,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (a)	295
400,000	Var Energi ASA 144A, 8.00%, 11/15/32 (a)	413
500,000	Venture Global LNG Inc. 144A, 8.13%, 6/01/28 (a)	486
400,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (a)	407
370,000	VICI Properties LP/VICI Note Co. Inc. 144A, 5.63%, 5/01/24 (a)	368

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	$434
250,000	Vital Energy Inc., 9.75%, 10/15/30	245
775,000	VMware Inc., 2.20%, 8/15/31	573
525,000	Warnermedia Holdings Inc., 5.14%, 3/15/52	372
100,000	Western Midstream Operating LP, 6.35%, 1/15/29	99
250,000	Western Midstream Operating LP, 6.15%, 4/01/33	237
650,000	Williams Cos. Inc., 5.30%, 8/15/28	627
Total Corporate Bond (Cost - $57,567)		51,790
Foreign Government (3%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	119
550,000	Chile Government International Bond, 4.13%, 7/05/34 EUR (c)	549
350,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	334
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	517
590,000	Guatemala Government Bond, 4.50%, 5/03/26 (f)	559
250,000	Mexico Government International Bond, 6.34%, 5/04/53	219
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	362
500,000	Municipal Finance Authority of British, 2.55%, 10/09/29 CAD (c)	322
400,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	328
450,000	Paraguay Government International Bond 144A, 5.85%, 8/21/33 (a)	416
575,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	433
700,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	511
Total Foreign Government (Cost - $5,582)		4,669
Mortgage Backed (12%)
625,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 9/15/36 (a)(b)	582
278,521	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 6/15/38 (a)(b)	270
9,130,437	Citigroup Commercial Mortgage Trust 2018-C6, 0.76%, 11/10/51 (g)	277
400,000	DC Commercial Mortgage Trust 2023-DC 144A, 6.31%, 9/12/40 (a)	392
700,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 7.37%, 4/25/34 (a)(b)	700
496,059	Fannie Mae Connecticut Avenue Securities 2016-C02, (U.S. Secured Overnight Financing Rate Index 30day Average + 12.364%), 17.69%, 9/25/28 (b)	581
768,828	Fannie Mae Connecticut Avenue Securities 2016-C03, (U.S. Secured Overnight Financing Rate Index 30day Average + 11.864%), 17.19%, 10/25/28 (b)	894
494,142	Fannie Mae Connecticut Avenue Securities 2016-C04, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.364%), 15.69%, 1/25/29 (b)	559

Principal or Shares	Security Description	Value (000)

1,190,680	FN CB3622 30YR, 4.00%, 5/01/52	$1,030
1,201,459	FN CB4127 30YR, 4.50%, 7/01/52	1,075
969,013	FN CB4794 30YR, 4.50%, 10/01/52	867
1,219,387	FN FS1841 30YR, 4.00%, 5/01/52	1,055
1,400,234	FN MA4785 30YR, 5.00%, 10/01/52	1,293
326,102	FN MA4842 30YR, 5.50%, 12/01/52	310
481,702	FN MA5073 30YR, 6.00%, 7/01/53	470
1,235,145	FR RA7778 30YR, 4.50%, 8/01/52	1,105
621,307	FR RA7936 30YR, 5.00%, 9/01/52	573
942,092	FR RA8249 30YR, 5.50%, 11/01/52	894
1,377,385	FR RA8415 30YR, 5.50%, 1/01/53	1,309
700,942	FR SB8192 15YR, 5.00%, 10/01/37	677
1,076,551	FR SB8206 15YR, 5.00%, 1/01/38	1,041
864,022	FR SD2184 30YR, 6.00%, 1/01/53	846
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.914%), 10.23%, 9/25/47 (a)(b)	298
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 5.114%), 10.44%, 11/25/47 (a)(b)	299
493,357	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (U.S. Secured Overnight Financing Rate Index 30day Average + 8.914%), 14.24%, 3/25/28 (b)	515
491,406	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3, (U.S. Secured Overnight Financing Rate Index 30day Average + 9.464%), 14.79%, 4/25/28 (b)	535
330,798	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.614%), 15.94%, 5/25/28 (b)	358
246,289	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (U.S. Secured Overnight Financing Rate Index 30day Average + 11.364%), 16.69%, 10/25/29 (b)	286
186,553	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 5.69%, 8/17/33 EUR (a)(b)(c)	185
785,485	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 6.49%, 8/17/33 EUR (b)(c)(f)	770
31,435	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(g)	28
210,842	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(g)	191
300,000	STACR Trust 2018-HRP2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.614%), 15.94%, 2/25/47 (a)(b)	347
794,167	Taurus DAC 2021-UK1A 144A, (Sterling Overnight Index Average + 2.600%), 7.82%, 5/17/31 GBP (a)(b)(c)	921
Total Mortgage Backed (Cost - $22,749)		21,533
Municipal (5%)
1,750,000	California Earthquake Authority A, 5.60%, 7/01/27	1,732
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	826
250,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(h)	6
1,000,000	City of El Segundo CA, 1.98%, 7/01/29	820

Annual Report   45

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)

740,000	City of Tempe AZ, 1.58%, 7/01/28	$620
900,000	County of Alameda CA B, 3.95%, 8/01/33	787
250,000	District of Columbia Water & Sewer Authority A, 4.81%, 10/01/14	199
505,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34 (i)	387
750,000	New York State Dormitory Authority C, 1.54%, 3/15/27	660
1,000,000	New York Transportation Development Corp. A, AMT, 5.00%, 7/01/41	951
500,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	409
600,000	Regents of the University of California Medical Center Pooled Revenue Q, 4.13%, 5/15/32	534
1,000,000	State of Connecticut A, 2.42%, 7/01/27	903
425,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41	394
Total Municipal (Cost - $10,612)		9,228
U.S. Government Agency (1%)
950,000	Tennessee Valley Authority, 5.25%, 9/15/39
	(Cost - $1,038)	896
U.S. Treasury (32%)
6,400,000	U.S. Treasury Bill, 5.27%, 1/25/24 (j)	6,320
12,830,000	U.S. Treasury Bill, 4.81%, 4/18/24 (j)	12,510
2,440,000	U.S. Treasury Bill, 5.31%, 7/11/24 (j)	2,351
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	88
1,940,000	U.S. Treasury Bond, 2.00%, 8/15/51 (k)(l)	1,049
490,000	U.S. Treasury Bond, 4.13%, 8/15/53	419
5,117,950	U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/28	4,840
2,830,576	U.S. Treasury Inflation Indexed Notes, 1.38%, 7/15/33	2,563
2,160,000	U.S. Treasury Note, 3.00%, 6/30/24	2,125
3,990,000	U.S. Treasury Note, 4.13%, 1/31/25	3,933
7,000,000	U.S. Treasury Note, 4.50%, 11/15/25	6,924
1,770,000	U.S. Treasury Note, 3.88%, 1/15/26	1,728
3,170,000	U.S. Treasury Note, 4.13%, 6/15/26	3,107
1,890,000	U.S. Treasury Note, 4.75%, 7/15/26	1,869
1,590,000	U.S. Treasury Note, 3.50%, 1/31/28 (k)(l)	1,508
640,000	U.S. Treasury Note, 1.38%, 11/15/31	491
3,190,000	U.S. Treasury Note, 3.88%, 8/15/33	2,937
Total U.S. Treasury (Cost - $56,625)		54,762

Principal or Shares	Security Description	Value (000)

Stocks (1%)
Preferred Stock (1%)
40,000	Morgan Stanley, 6.50% (e)
	(Cost - $1,000)	$986
Total Stocks (Cost - $1,000)		986
Investment Company (3%)
3,245,955	Payden Cash Reserves Money Market Fund*	3,246
102,041	Payden Emerging Market Corporate Bond Fund*	832
396,660	Payden Emerging Markets Local Bond Fund*	1,797
Total Investment Company (Cost - $5,996)		5,875
Total Investments (Cost - $184,010) (99%)		170,780
Other Assets, net of Liabilities (1%)		1,407
Net Assets (100%)		$172,187

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Payment of principal and/or interest is insured against default by a monoline insurer.
(j)	Yield to maturity at time of purchase.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.
(l)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
EUR 57	USD 60	Citibank, N.A.	03/18/2024	$1
USD 6,735	EUR 6,261	Citibank, N.A.	03/18/2024	66
USD 2,213	CAD 2,985	HSBC Bank USA, N.A.	03/18/2024	55
USD 1,240	GBP 1,000	HSBC Bank USA, N.A.	03/18/2024	24

Net Unrealized Appreciation				$146

46   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. 10-Year Ultra Future	58	Dec-23	$6,312	$(340)	$(340)
U.S. Treasury 2-Year Note Future	182	Dec-23	36,841	(145)	(145)
U.S. Ultra Bond Future	3	Dec-23	338	(45)	(45)

					(530)

Short Contracts:
U.S. Treasury 5-Year Note Future	336	Dec-23	(35,104)	600	600

Total Futures					$70

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	$60	$—	$—	$—

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$2,600	$337	$—	$337
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	2,630	306	—	306
10-Year SOFR Swap, Receive Variable 5.3500% (SOFRRATE) Annually, Pay Fixed 3.2815% Annually	02/27/2035	3,200	271	—	271
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay Variable 5.3500% (SOFRRATE) Annually	08/30/2026	11,900	(361)	—	(361)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay Variable 5.3500% (SOFRRATE) Annually	06/29/2026	11,766	(362)	—	(362)
5-Year SOFR Swap, Receive Variable 3.3330% (SOFRRATE) Annually, Pay Fixed 5.3500% Annually	02/27/2027	13,500	(213)	—	(213)

			$(22)	$—	$(22)

See notes to financial statements.

Annual Report   47

            Payden Absolute Return Bond  Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments
Corporate Bond	39%
Asset Backed	30%
Mortgage Backed	18%
U.S. Treasury	6%
Foreign Government	5%
Other	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
Asset Backed (30%)
1,275,000	AIMCO CLO 2018-BA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.362%), 6.76%, 1/15/32 (a)(b)	$1,271
220,160	Allegro CLO II-S Ltd. 2014-1RA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.342%), 6.75%, 10/21/28 (a)(b)	220
3,000,000	Allegro CLO V Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.712%), 7.11%, 10/16/30 (a)(b)	2,936
1,500,000	American Credit Acceptance Receivables Trust 2022-4 144A, 6.75%, 10/13/26 (b)	1,501
2,128,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (b)	1,881
303,521	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 2/16/37 (a)(b)	302
2,350,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.464%), 6.80%, 2/16/37 (a)(b)	2,329
2,100,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 2/16/37 (a)(b)	2,075
250,000	Bosphorus CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.010%), 4.81%, 12/12/32 EUR (a)(b)(c)	259
3,300,000	Bridgepoint CLO 2 DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 4.87%, 4/15/35 EUR (a) (b)(c)	3,389
1,564,975	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (b)	1,486

Principal or Shares	Security Description	Value (000)
1,185,750	CARS-DB4 LP 2020-1A 144A, 3.19%, 2/15/50 (b)	$1,124
2,800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (b)	2,653
1,000,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (b)	889
970,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (b)	777
5,700,000	Carvana Auto Receivables Trust 2023-P1 144A, 5.98%, 12/10/27 (b)	5,662
2,100,000	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.014%), 8.35%, 8/20/35 (a)(b)	1,992
2,885,933	CNH Equipment Trust 2021-C, 0.81%, 12/15/26	2,739
3,350,000	CNH Equipment Trust 2020-A, 1.51%, 4/15/27	3,303
3,200,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (b)(c)	2,073
994,269	CVC Cordatus Loan Fund III DAC 3X, (3 mo. EURIBOR + 0.780%), 4.56%, 8/15/32 EUR (a) (c)(d)	1,036
2,395,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (b)	2,043
1,150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (b)	979
2,000,000	Diamond Issuer 2021-1A 144A, 3.79%, 11/20/51 (b)	1,603
1,755,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (b)	1,470
2,047,500	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 3.15%, 4/25/51 (b)	1,613

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,047,750	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (b)	$986
1,264,250	Driven Brands Funding LLC 2020-2A 144A, 3.24%, 1/20/51 (b)	1,079
650,000	Dryden 39 Euro CLO DAC 2015-39A 144A, (3 mo. EURIBOR + 0.950%), 4.92%, 4/15/35 EUR (a)(b)(c)	662
3,700,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.712%), 7.11%, 4/15/29 (a)(b)	3,638
4,000,000	Exeter Automobile Receivables Trust 2022-1A, 3.02%, 6/15/28	3,721
3,800,000	Exeter Automobile Receivables Trust 2023-3A, 6.21%, 6/15/28	3,769
3,000,000	Exeter Automobile Receivables Trust 2022-1A 144A, 5.02%, 10/15/29 (b)	2,646
4,500,000	Exeter Automobile Receivables Trust 2022-2A 144A, 6.34%, 10/15/29 (b)	3,975
1,900,000	Exeter Automobile Receivables Trust 2022-4A 144A, 8.23%, 3/15/30 (b)	1,801
53	Exeter Automobile Receivables Trust 2021-2, 0.00%, 2/15/28	4,943
2,700,000	Flagship Credit Auto Trust 2021-3 144A, 3.32%, 12/15/28 (b)	2,222
110	Flagship Credit Auto Trust, 0.00%, 3/15/29	699
3,500,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (b)	3,037
3,600,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 7.17%, 2/23/39 (a)(b)	3,515
3,100,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 7.57%, 2/23/39 (a)(b)	3,015
2,300,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 7.85%, 9/15/37 (a)(b)	2,235
2,000,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 8.20%, 9/15/37 (a)(b)	1,903
1,000,000	Grippen Park CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.912%), 7.33%, 1/20/30 (a)(b)	995
250,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR + 0.950%), 4.91%, 7/25/34 EUR (a)(b)(c)	257
4,868,647	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (b)	5,881
4,350,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 8.48%, 12/26/28 (b)	4,096
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 9.81%, 2/26/29 (b)	1,412
2,750,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.78%, 2/17/39 (a)(b)	2,695
101,422	LMREC Inc. 2019-CRE3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.514%), 6.85%, 12/22/35 (a)(b)	101
375,731	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.95%, 5/15/36 (a)(b)	373
2,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. Term Secured Overnight Financing Rate + 3.864%), 9.20%, 7/15/36 (a)(b)	2,042

Principal or Shares	Security Description	Value (000)

558,423	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.61%, 4/19/30 (a)(b)	$557
1,753,848	Magnetite VII Ltd. 2012-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.062%), 6.46%, 1/15/28 (a)(b)	1,748
2,600,000	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 3.39%, 11/20/50 (b)	2,348
2,350,000	OCP CLO Ltd. 2013-4A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.712%), 7.11%, 4/24/29 (a)(b)	2,338
1,358,986	OCP CLO Ltd. 2017-13A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.222%), 6.62%, 7/15/30 (a)(b)	1,353
3,300,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (b)	3,225
2,781,674	OZLME IV DAC 4X, (3 mo. EURIBOR + 0.820%), 4.76%, 7/27/32 EUR (a)(c)(d)	2,890
6,572,002	Palmer Square Loan Funding Ltd. 2022-2A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.270%), 6.66%, 10/15/30 (a)(b)	6,528
1,900,000	Planet Fitness Master Issuer LLC 2018-1A 144A, 4.67%, 9/05/48 (b)	1,824
1,800,000	Providus CLO IV DAC 4A 144A, (3 mo. EURIBOR + 0.820%), 4.81%, 4/20/34 EUR (a)(b)(c)	1,852
3,400,000	RRE Loan Management DAC 16A 144A, (3 mo. EURIBOR + 1.680%), 5.64%, 10/15/36 EUR (a)(b)(c)	3,580
1,254,569	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 5.28%, 5/15/32 (b)	1,239
744,900	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 7.38%, 5/15/32 (b)	740
1,300,000	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 9.97%, 5/15/32 (b)	1,300
2,995,000	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 11.91%, 8/16/32 (b)	3,028
843,459	Santander Bank Auto Credit-Linked Notes 2022- C 144A, 11.37%, 12/15/32 (b)	849
2,700,000	Santander Bank Auto Credit-Linked Notes 2022- C 144A, 14.59%, 12/15/32 (b)	2,859
100	Santander Consumer Auto Receivables Trust 2021-B, 0.00%, 3/15/29 (e)	2,086
100	Santander Consumer Auto Receivables Trust 2021-C, 0.00%, 6/15/28	1,218
5,333,818	Santander Drive Auto Receivables Trust 2023-2, 5.87%, 3/16/26	5,323
2,200,000	Sound Point Euro CLO III Funding DAC 3X, (3 mo. EURIBOR + 0.950%), 4.92%, 4/15/33 EUR (a)(c)(d)	2,284
3,450,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 0.920%), 4.89%, 4/15/33 EUR (a)(b)(c)	3,563
2,400,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (b)	2,184
3,500,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (b)	3,112
626,198	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.53%, 7/15/38 (a)(b)	618
131,116	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.142%), 6.54%, 4/15/28 (a)(b)	131

Annual Report   49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Symphony CLO XVII Ltd. 2016-17X, (3 mo. Term Secured Overnight Financing Rate + 2.912%), 8.31%, 4/15/28 (a)(d)	$500
2,900,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (b)	2,766
1,500,000	TRTX Issuer Ltd. 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 6.97%, 2/15/39 (a)(b)	1,461
85	United Auto Credit Securitization Trust 2022-2, 0.00%, 4/10/29 (e)	140
2,400,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (b)	2,176
2,300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (b)	1,916
856,551	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.142%), 6.54%, 4/15/27 (a)(b)	854
1,469,762	Vibrant CLO VII Ltd. 2017-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.302%), 6.72%, 9/15/30 (a)(b)	1,462
3,600,000	VMC Finance LLC 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.900%), 7.22%, 2/18/39 (a)(b)	3,530
2,405,144	Voya CLO Ltd. 2019-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.322%), 6.72%, 4/15/31 (a)(b)	2,395
6,240,927	Voya CLO Ltd. 2014-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.252%), 6.65%, 4/18/31 (a)(b)	6,212
1,036,070	Wendy’s Funding LLC 2019-1A 144A, 3.78%, 6/15/49 (b)	962
3,030,250	Wendy’s Funding LLC 2021-1A 144A, 2.37%, 6/15/51 (b)	2,463
3,800,000	Westlake Automobile Receivables Trust 2021- 1A 144A, 2.33%, 8/17/26 (b)	3,601
5,475,000	Westlake Automobile Receivables Trust 2021- 2A 144A, 2.38%, 3/15/27 (b)	5,138
2,443,750	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (b)	2,004

Total Asset Backed (Cost - $221,625)		205,660

Bank Loans(f) (0%)
2,079,000	Asurion LLC Term Loan B10 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.42%, 8/19/28
	(Cost - $1,991)	1,989

Corporate Bond (39%)
Financial (20%)
375,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (a)(g)	245
2,050,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.999%), 4.99%, 5/01/26 (a)	2,011
3,625,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.280%), 5.28%, 7/27/29 (a)	3,481
3,650,000	American Tower Corp., 5.50%, 3/15/28	3,538
1,550,000	American Tower Corp., 5.25%, 7/15/28	1,479
1,300,000	Banco de Sabadell SA, (1Year Euribor Swap Rate +2.400%), 5.25%, 2/07/29 EUR (a)(c)(d)	1,361
1,350,000	Banco Mercantil del Norte SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(d)(g)	1,148
3,000,000	Banco Santander SA, 5.59%, 8/08/28	2,891

Principal or Shares	Security Description	Value (000)

3,375,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.774%), 3.71%, 4/24/28 (a)	$3,084
4,900,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.302%), 3.42%, 12/20/28 (a)	4,364
1,975,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.220%), 2.30%, 7/21/32 (a)	1,458
1,850,000	Barclays PLC, (U.S. Secured Overnight Financing Rate + 2.210%), 5.83%, 5/09/27 (a)	1,808
3,400,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (b)	3,369
1,600,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,531
900,000	Blue Owl Capital Corp., 3.40%, 7/15/26	803
2,700,000	BMW U.S. Capital LLC 144A, 5.05%, 8/11/28 (b)	2,626
1,000,000	CaixaBank SA, (3 mo. EURIBOR + 1.000%), 0.75%, 5/26/28 EUR (a)(c)(d)	924
2,775,000	Cigna Group, 4.38%, 10/15/28	2,595
1,825,000	Citibank N.A., 5.80%, 9/29/28	1,803
5,500,000	Citigroup Inc., (3 mo. Term Secured Overnight Financing Rate + 1.652%), 3.67%, 7/24/28 (a)	4,984
2,150,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (a)	1,656
1,425,000	Daimler Truck Finance North America LLC 144A, 5.60%, 8/08/25 (b)	1,416
3,275,000	Digital Realty Trust LP, 5.55%, 1/15/28	3,177
1,250,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (b)(c)	1,149
1,825,000	Fiserv Inc., 5.45%, 3/02/28	1,790
2,000,000	FS KKR Capital Corp., 1.65%, 10/12/24	1,907
1,600,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (b)	1,536
650,000	General Motors Financial Co. Inc., 6.05%, 10/10/25	648
2,075,000	General Motors Financial Co. Inc., 5.80%, 6/23/28	2,011
3,025,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.075%), 5.80%, 8/10/26 (a)	2,995
3,500,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.846%), 3.62%, 3/15/28 (a)	3,205
3,850,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	2,994
1,500,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,477
875,000	Hyundai Capital America 144A, 6.10%, 9/21/28 (b)	861
2,500,000	Intesa Sanpaolo SpA, 1.35%, 2/24/31 EUR (c)(d)	1,983
1,725,000	Intuit Inc., 5.13%, 9/15/28	1,698
4,200,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (a)	4,015
4,825,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.450%), 5.30%, 7/24/29 (a)	4,647
2,175,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.750%), 4.57%, 6/14/30 (a)	1,997
3,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (a)	3,495
1,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.730%), 5.12%, 2/01/29 (a)	1,429
1,850,000	Morgan Stanley, (3 mo. EURIBOR + 1.304%), 4.66%, 3/02/29 EUR (a)(c)	1,963
1,150,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.590%), 5.16%, 4/20/29 (a)	1,094

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,400,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.630%), 5.45%, 7/20/29 (a)	$4,233
700,000	MPT Operating Partnership LP/MPT Finance Corp., 2.55%, 12/05/23 GBP (c)	844
1,150,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	1,104
675,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 EUR (c)	529
100,000	MPT Operating Partnership LP/MPT Finance Corp., 3.38%, 4/24/30 GBP (c)	73
875,000	Navient Corp., 11.50%, 3/15/31	876
1,475,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (b)	980
3,207,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (a)	2,762
700,000	Sasol Financing USA LLC, 5.88%, 3/27/24	694
4,000,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (b)	3,467
2,200,000	SBA Tower Trust 144A, 6.60%, 1/15/28 (b)	2,199
1,350,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	1,117
3,450,000	Synchrony Bank, 5.40%, 8/22/25	3,296
3,325,000	Toronto-Dominion Bank, 5.53%, 7/17/26	3,292
1,525,000	UBS Group AG, (ICE 1Year Euribor Swap Fix +1.050%), 1.00%, 6/24/27 EUR (a)(c)(d)	1,461
2,600,000	VICI Properties LP, 4.38%, 5/15/25	2,518
2,500,000	Volkswagen Group of America Finance LLC 144A, 5.65%, 9/12/28 (b)	2,432
667,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (a)	631
5,700,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.740%), 5.57%, 7/25/29 (a)	5,498
2,600,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.790%), 6.30%, 10/23/29 (a)	2,579

		135,231

Industrial (14%)
1,200,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (b)	980
1,300,000	Altice France Holding SA 144A, 10.50%, 5/15/27 (b)	708
1,650,000	Amgen Inc., 5.15%, 3/02/28	1,611
1,100,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (b)	986
1,825,000	AT&T Inc., 5.40%, 2/15/34	1,677
1,225,000	Bausch & Lomb Escrow Corp. 144A, 8.38%, 10/01/28 (b)	1,218
1,875,000	Bayer AG, 4.63%, 5/26/33 EUR (c)(d)	1,966
3,100,000	Boeing Co., 5.04%, 5/01/27	3,003
600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	482
200,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (b)	149
1,500,000	CDW LLC/CDW Finance Corp., 2.67%, 12/01/26	1,344
1,050,000	Centene Corp., 3.38%, 2/15/30	869
878,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29 (d)	774
1,500,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (b)	1,322
3,100,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 2/01/32	2,216
1,800,000	Conagra Brands Inc., 5.30%, 10/01/26	1,770
1,300,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (b)	1,241
2,750,000	CVS Health Corp., 5.13%, 2/21/30	2,590

Principal or Shares	Security Description	Value (000)

1,500,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (b)	$1,411
2,875,000	Dollar General Corp., 5.20%, 7/05/28	2,763
300,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	239
1,975,000	General Mills Inc., 3.91%, 4/13/29 EUR (c)	2,071
600,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	385
2,150,000	HCA Inc., 5.20%, 6/01/28	2,048
1,400,000	HCA Inc., 5.88%, 2/01/29	1,357
1,725,000	Heathrow Funding Ltd., 1.50%, 10/12/25 EUR (c)(d)	1,735
2,025,000	Hewlett Packard Enterprise Co., 5.25%, 7/01/28	1,956
1,515,000	Humana Inc., 5.75%, 3/01/28	1,510
1,923,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (b)	1,582
2,625,000	Hyundai Capital America 144A, 2.10%, 9/15/28 (b)	2,160
1,200,000	Hyundai Capital America 144A, 5.70%, 6/26/30 (b)	1,137
900,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (c)(d)	897
2,500,000	Jabil Inc., 4.25%, 5/15/27	2,347
641,000	Jabil Inc., 3.60%, 1/15/30	545
700,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.75%, 4/01/33	619
3,000,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (b)	2,578
1,225,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (b)	1,022
2,450,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	2,281
1,275,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (d)	1,264
1,200,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (d)	1,080
1,500,000	Oracle Corp., 2.80%, 4/01/27	1,358
2,400,000	Oracle Corp., 6.15%, 11/09/29	2,409
1,700,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 5.88%, 11/15/27 (b)	1,659
4,725,000	Pfizer Investment Enterprises Pte Ltd., 4.45%, 5/19/28	4,518
700,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (b)	587
200,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (b)	177
1,700,000	Rentokil Initial PLC, 0.50%, 10/14/28 EUR (c)(d)	1,513
1,700,000	Rolls-Royce PLC 144A, 5.75%, 10/15/27 (b)	1,613
1,400,000	Sigma Alimentos SA de CV, 4.13%, 5/02/26 (d)	1,319
550,000	Star Parent Inc. 144A, 9.00%, 10/01/30 (b)	546
465,000	Tenet Healthcare Corp., 4.63%, 6/15/28	414
1,000,000	Tenet Healthcare Corp. 144A, 6.75%, 5/15/31 (b)	951
2,900,000	Tesco Corporate Treasury Services PLC, 0.38%, 7/27/29 EUR (c)(d)	2,458
3,700,000	T-Mobile USA Inc., 3.75%, 4/15/27	3,442
3,150,000	T-Mobile USA Inc., 3.38%, 4/15/29	2,745
1,950,000	Toll Brothers Finance Corp., 3.80%, 11/01/29	1,681
1,905,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	1,501
1,700,000	Universal Music Group NV, 3.00%, 6/30/27 EUR (c)(d)	1,745
1,925,000	Verizon Communications Inc., 2.36%, 3/15/32	1,440
3,220,000	VMware Inc., 1.80%, 8/15/28	2,659
2,975,000	Warnermedia Holdings Inc., 3.76%, 3/15/27	2,740
1,100,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	909

		96,277

Annual Report   51

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

Utility (5%)
750,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (b)	$748
625,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (b)	637
1,175,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (b)	1,187
2,325,000	Enel Finance International NV, 3.88%, 3/09/29 EUR (c)(d)	2,435
2,100,000	Energy Transfer LP, 5.55%, 2/15/28	2,040
1,650,000	Energy Transfer LP, 6.40%, 12/01/30	1,634
2,100,000	Exelon Corp., 5.15%, 3/15/28	2,038
690,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	663
805,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	779
1,600,000	Geopark Ltd., 5.50%, 1/17/27 (d)	1,345
2,435,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(d)	2,276
600,000	Kosmos Energy Ltd., 7.13%, 4/04/26 (d)	552
1,100,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	990
1,100,000	NextEra Energy Capital Holdings Inc., 5.75%, 9/01/25	1,095
2,450,000	Ovintiv Inc., 5.65%, 5/15/28	2,380
1,375,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	1,342
1,355,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	1,247
400,000	PBF Holding Co. LLC/PBF Finance Corp. 144A, 7.88%, 9/15/30 (b)	387
1,400,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c)(d)	1,339
100,000	Petroleos Mexicanos, 5.35%, 2/12/28	81
1,675,000	Petroleos Mexicanos, 8.75%, 6/02/29	1,483
975,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 9.00%, 10/15/26 (b)	937
900,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	762
1,200,000	TransAlta Corp., 7.75%, 11/15/29	1,195
675,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (b)	686
2,100,000	Vistra Operations Co. LLC 144A, 5.13%, 5/13/25 (b)	2,054
3,400,000	Western Midstream Operating LP, 6.35%, 1/15/29	3,384
875,000	Western Midstream Operating LP, 6.15%, 4/01/33	828

		36,524

Total Corporate Bond (Cost - $278,958)		268,032

Foreign Government (5%)
35,000,000	Brazil Letras do Tesouro Nacional, 11.38%, 1/01/24 BRL (c)(h)	6,814
4,475,000	Colombia Government International Bond, 4.50%, 3/15/29	3,907
2,000,000	Export-Import Bank of India 144A, 5.50%, 1/18/33 (b)	1,887
2,600,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (d)	2,427
1,475,000	Ivory Coast Government International Bond, 5.25%, 3/22/30 EUR (c)(d)	1,294
800,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (b)	748
700,000	Mongolia Government International Bond, 5.13%, 4/07/26 (d)	654

Principal or Shares	Security Description	Value (000)

980,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (b)	$823
271,000	Mongolia Government International Bond 144A, 8.65%, 1/19/28 (b)	270
1,225,000	Nigeria Government International Bond, 6.13%, 9/28/28 (d)	1,004
800,000	Oman Government International Bond, 6.50%, 3/08/47 (d)	701
1,200,000	Oman Government International Bond, 6.75%, 1/17/48 (d)	1,078
2,150,000	Paraguay Government International Bond, 3.85%, 6/28/33 (d)	1,736
2,375,000	Peruvian Government International Bond, 2.78%, 1/23/31	1,907
61,800,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	2,919
900,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (d)	802
900,000	Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (d)	688
3,750,000	Romanian Government International Bond, 6.63%, 9/27/29 EUR (c)(d)	4,091

Total Foreign Government (Cost - $35,237)		33,750

Mortgage Backed (17%)
3,300,000	280 Park Avenue Mortgage Trust 2017-280P 144A, (1 mo. Term Secured Overnight Financing Rate + 1.836%), 7.17%, 9/15/34 (a)(b)	2,947
598,712	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 0.944%), 6.28%, 12/18/37 (a)(b)	590
600,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 7.20%, 12/18/37 (a)(b)	578
3,000,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 8.30%, 9/15/36 (a)(b)	2,789
1,020,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 10/15/36 (a)(b)	1,008
1,657,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.114%), 7.45%, 10/15/36 (a)(b)	1,634
2,550,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.75%, 10/15/36 (a)(b)	2,500
2,310,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.214%), 7.55%, 10/15/37 (a)(b)	2,246
1,260,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 8.20%, 10/15/37 (a)(b)	1,220
2,494,234	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. Term Secured Overnight Financing Rate + 2.067%), 7.40%, 5/15/38 (a)(b)	2,369
680,246	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. Term Secured Overnight Financing Rate + 4.067%), 9.40%, 5/15/38 (a)(b)	649
835,564	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.80%, 6/15/38 (a)(b)	798
2,900,000	BX Trust 2018-GW 144A, (1 mo. Term Secured Overnight Financing Rate + 2.717%), 8.05%, 5/15/35 (a)(b)	2,779

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,100,000	BX Trust 2023-DELC 144A, (1 mo. Term Secured Overnight Financing Rate + 2.690%), 8.02%, 5/15/38 (a)(b)	$4,114
700,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.064%), 7.40%, 2/15/38 (a)(b)	571
3,600,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 7.50%, 2/15/38 (a)(b)	2,887
799,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. Term Secured Overnight Financing Rate + 3.297%), 8.63%, 12/15/37 (a)(b)	773
15,343,348	Cantor Commercial Real Estate Lending 2019-CF1, 1.13%, 5/15/52 (i)	626
2,779,476	Cassia SRL 2022-1A 144A, (3 mo. EURIBOR + 2.500%), 6.32%, 5/22/34 EUR (a)(b)(c)	2,847
2,811,353	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.214%), 7.55%, 11/15/37 (a)(b)	2,771
1,965,981	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.880%), 8.22%, 11/15/37 (a)(b)	1,944
1,867,682	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 3.607%), 8.94%, 11/15/37 (a)(b)	1,843
5,600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.464%), 9.79%, 7/25/31 (a)(b)	5,972
3,358,279	Connecticut Avenue Securities Trust 2019-R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.264%), 9.59%, 8/25/31 (a)(b)	3,526
3,123,074	Connecticut Avenue Securities Trust 2019-HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.264%), 7.59%, 11/25/39 (a)(b)	3,125
2,117,550	Connecticut Avenue Securities Trust 2020-R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 7.49%, 1/25/40 (a)(b)	2,140
1,900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.764%), 9.09%, 2/25/40 (a)(b)	1,981
1,736,149	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. Term Secured Overnight Financing Rate + 2.296%), 7.63%, 5/15/35 (a)(b)	1,679
3,106,793	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. Term Secured Overnight Financing Rate + 2.796%), 8.13%, 5/15/35 (a)(b)	3,002
2,747,315	Extended Stay America Trust 2021-ESH 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 8.30%, 7/15/38 (a)(b)	2,691
3,078,887	Extended Stay America Trust 2021-ESH 144A, (1 mo. Term Secured Overnight Financing Rate + 3.814%), 9.15%, 7/15/38 (a)(b)	2,995
4,771,089	FN MA4919 30YR, 5.50%, 2/01/53	4,532
4,791,043	FN MA4979 30YR, 5.50%, 4/01/53	4,548
4,753,140	FN MA5072 30YR, 5.50%, 7/01/53	4,512
3,551,236	FN MA5139 30YR, 6.00%, 9/01/53	3,460
4,991,513	FN MA5167 30YR, 6.50%, 10/01/53	4,969

Principal or Shares	Security Description	Value (000)

1,746,104	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.62%, 2/25/42 (a)(b)	$1,746
395,083	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.814%), 7.14%, 1/25/50 (a)(b)	396
386,732	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.014%), 7.34%, 1/25/50 (a)(b)	387
1,991,154	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.214%), 8.54%, 3/25/50 (a)(b)	2,060
3,198,108	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 5.864%), 11.19%, 7/25/50 (a)(b)	3,498
556,804	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 8.12%, 10/25/50 (a)(b)	564
246,519	Freddie Mac STACR Trust 2019-FTR2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.064%), 6.39%, 11/25/48 (a)(b)	246
715,739	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.600%), 7.92%, 11/25/50 (a)(b)	725
1,290,485	Frost CMBS DAC 2021-1A 144A, (Sterling Overnight Index Average + 2.900%), 8.12%, 11/20/33 GBP (a)(b)(c)	1,385
5,260,000	G2 MA9242 30YR, 6.00%, 10/20/53	5,157
86,783	JP Morgan Mortgage Trust 2017-5 144A, 3.65%, 10/26/48 (a)(b)(i)	85
4,019,994	LCCM 2017-LC26 144A, 1.52%, 7/12/50 (b)(i)	161
2,752,316	Life Mortgage Trust 2021-BMR 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.80%, 3/15/38 (a)(b)	2,621
3,900,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.95%, 3/15/36 (a)(b)	3,578
3,400,000	RIAL Issuer Ltd. 2022-FL8 144A, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.58%, 1/19/37 (a)(b)	3,313
2,120,000	TPGI Trust 2021-DGWD 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.80%, 6/15/26 (a)(b)	2,019
943,770	TTAN 2021-MHC 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 3/15/38 (a)(b)	896
1,200,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. Term Secured Overnight Financing Rate + 0.922%), 6.26%, 12/15/34 (a)(b)	1,125
450,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. Term Secured Overnight Financing Rate + 1.822%), 7.16%, 12/15/34 (a)(b)	385

Annual Report   53

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

5,121,834	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.92%, 8/15/51 (i)	$119
Total Mortgage Backed (Cost - $124,946)		120,081
U.S. Treasury (6%)
41,000,000	U.S. Treasury Note, 5.13%, 10/31/25
	(Cost - $40,968)	40,952
Investment Company (2%)
4,902,316	Payden Cash Reserves Money Market Fund*	4,902
2,170,213	Payden Emerging Markets Local Bond Fund*	9,831
Total Investment Company (Cost - $15,102)		14,733
Purchase Options (0%)
Total Purchase Options (Cost - $517)		301
Total Investments (Cost - $719,344) (99%)		685,498
Other Assets, net of Liabilities (1%)		9,952
Net Assets (100%)		$695,450

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Non-income producing
(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Perpetual security with no stated maturity date.
(h)	Yield to maturity at time of purchase.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
iShares iBoxx High Yield Corporate Bond ETF	13,100	$1,716	$69	11/17/2023	$52	Put
SPDR S&P Homebuilders ETF	1,898	8	65	01/19/2024	249	Put

Total Purchase Options					$301

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 1,114	USD 1,177	Citibank, N.A.	03/18/2024	$9
USD 5,257	CHF 4,718	BNP PARIBAS	11/22/2023	58
USD 2,360	AUD 3,672	Citibank, N.A.	11/22/2023	29
USD 312	CAD 423	Citibank, N.A.	11/22/2023	7
USD 114	JPY 16,500	Citibank, N.A.	11/22/2023	5
USD 7,209	BRL 36,005	Citibank, N.A.	01/10/2024	126
USD 55,495	EUR 51,663	Citibank, N.A.	03/18/2024	469
USD 6,897	CAD 9,232	HSBC Bank USA, N.A.	11/22/2023	238
USD 5,252	CHF 4,717	HSBC Bank USA, N.A.	11/22/2023	53
USD 7,166	EUR 6,561	HSBC Bank USA, N.A.	11/22/2023	217
USD 2,368	CAD 3,194	HSBC Bank USA, N.A.	03/18/2024	59
USD 3,612	GBP 2,912	HSBC Bank USA, N.A.	03/18/2024	68

				1,338

Liabilities:
AUD 195	USD 126	Citibank, N.A.	11/22/2023	(2)
CAD 9,655	USD 7,127	Citibank, N.A.	11/22/2023	(163)
EUR 6,561	USD 7,039	HSBC Bank USA, N.A.	11/22/2023	(90)
JPY 770,600	USD 5,278	BNP PARIBAS	11/22/2023	(175)
JPY 344,300	USD 2,404	Citibank, N.A.	11/22/2023	(124)

54   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 3,204	ZAR 60,580	Citibank, N.A.	11/22/2023	$(40)
				(594)

Net Unrealized Appreciation (Depreciation)				$744

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	780	Dec-23	$157,889	$(448)	$(448)

Short Contracts:
Euro-Bobl Future	150	Dec-23	(18,457)	108	108
Euro-Bund Future	491	Dec-23	(67,014)	(426)	(426)
Euro-Schatz Future	23	Dec-23	(2,560)	8	8
U.S. Long Bond Future	59	Dec-23	(6,457)	415	415
U.S. Treasury 10-Year Note Future	216	Dec-23	(22,933)	793	793
U.S. Treasury 10-Year Ultra Future	128	Dec-23	(13,930)	730	730
U.S. Treasury 5-Year Note Future	412	Dec-23	(43,044)	480	480
U.S. Ultra Bond Future	7	Dec-23	(788)	103	103

					2,211

Total Futures					$1,763

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Turkey), Pay 1% Quarterly, Receive upon credit default	12/20/2028	USD	4,850	$588	$597	$(9)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	USD	29,800	11	(156)	167
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2028	EUR	26,300	(707)	(970)	263

				$(108)	$(529)	$421

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 5.350% (SOFRRATE) Annually	03/03/2032	USD	21,639	$(4,976)	$—	$(4,976)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 5.350% (SOFRRATE) Annually	03/04/2032	USD	10,823	(2,405)	—	(2,405)

				$(7,381)	$—	$(7,381)

See notes to financial statements.

Annual Report   55

            Payden Floating Rate Fund

The Fund seeks a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Bank Loans	85%
Corporate Bond	5%
Investment Company	4%
Mortgage Backed	3%
Asset Backed	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$259
10	Exeter Automobile Receivables Trust 2021-2, 0.00%, 2/15/28	932
835,000	Santander Bank Auto Credit-Linked Notes 2022-B 144A, 11.91%, 8/16/32 (a)	844
840,000	Santander Bank Auto Credit-Linked Notes 2022-C 144A, 14.59%, 12/15/32 (a)	890
50	Santander Consumer Auto Receivables Trust 2021-C, 0.00%, 6/15/28	609
Total Asset Backed (Cost - $4,152)		3,534
Bank Loans(c) (85%)
Automotive (3%)
492,500	American Axle & Manufacturing Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 8.98%, 12/13/29	491
1,000,000	Clarios Global LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 9.07%, 5/06/30	1,000
1,477,500	Driven Holdings LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.44%, 12/15/28	1,442
700,000	Tenneco Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 10.48%, 11/17/28	584
		3,517

Principal or Shares	Security Description	Value (000)
Basic Industry (9%)
495,000	American Airlines Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.750%), 8.54%, 2/15/28	$490
225,000	American Airlines Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 4.750%), 10.43%, 4/20/28	228
1,025,000	Arsenal Aic Parent LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.88%, 8/19/30	1,024
1,371,228	Coherent Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 8.19%, 7/02/29	1,370
1,190,082	Madison Iaq LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.70%, 6/21/28	1,150
1,044,750	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.32%, 8/14/26	1,016
88,019	Omnia Partners LLC Term Loan DD 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 4.25%, 7/19/30 (d)	88
936,981	Omnia Partners LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 4.250%), 9.63%, 7/19/30	937
1,026,440	SCIH Salt Holdings Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.000%), 9.44%, 3/16/27	1,014

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,251,200	SRS Distribution Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.94%, 6/02/28	$1,225
1,271,041	TK Elevator Midco Gmbh Term Loan B 1L, (6 mo. Term Secured Overnight Financing Rate + 3.500%), 9.38%, 7/30/27	1,264
684,197	Transdigm Inc. Term Loan H 1L, (3 mo. Term Secured Overnight Financing Rate + 2.250%), 8.64%, 2/22/27	685
		10,491
Consumer Goods (1%)
648,342	Journey Personal Care Corp. Term Loan 1L, (LIBOR USD 3-Month + 4.250%), 9.98%, 3/01/28	623
584,965	UTZ Quality Foods LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 8.64%, 1/20/28	585
		1,208
Energy (5%)
1,300,075	CQP Holdco LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.750%), 8.99%, 6/05/28	1,300
698,250	NorthRiver Midstream Finance LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.000%), 8.40%, 8/16/30	697
1,044,750	Par Petroleum LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 9.77%, 2/28/30	1,043
967,500	PG&E Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.44%, 6/23/25	968
721,050	Talen Energy Supply LLC Term Loan TLB-EXIT 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.88%, 5/17/30	723
302,143	Talen Energy Supply LLC Term Loan TLC-EXIT 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.88%, 5/17/30	303
410,427	TerraForm Power Operating LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 7.99%, 5/21/29	408
		5,442
Financial Services (7%)
1,473,750	Albion Financing 3 Sarl Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 5.250%), 10.92%, 8/17/26	1,474
786,411	Allspring Buyer LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 8.95%, 11/01/28	768
1,045,777	AmWINS Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 7.69%, 2/19/28	1,038
500,917	EMRLD Borrower LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.32%, 5/31/30	501
1,076,865	Entain PLC Term Loan B2 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 8.99%, 10/31/29	1,078
1,050,000	GTCR W Merger Sub LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 3.50%, 9/20/30	1,044

Principal or Shares	Security Description	Value (000)

1,033,905	Naked Juice LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 8.74%, 1/24/29	$954
481,250	Nexus Buyer LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.17%, 11/09/26	472
585,053	Starwood Property Mortgage LLC Term Loan B3 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.67%, 7/24/26	585
		7,914
Healthcare (10%)
1,311,711	AthenaHealth Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.58%, 2/15/29	1,274
1,030,000	Bausch & Lomb Corp. Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.32%, 9/14/28	993
1,220,544	Embecta Corp. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 8.34%, 3/30/29	1,184
648,375	Fortrea Holdings Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 9.07%, 7/01/30	649
792,653	Jazz Financing Lux Sarl Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.94%, 5/05/28	793
983,766	Medline Borrower LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 10/23/28	979
896,375	Owens & Minor Inc. Term Loan B1 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.20%, 3/29/29	897
1,317,647	Padagis LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.750%), 10.43%, 7/06/28	1,174
1,478,883	Radiology Partners Inc. Term Loan B 1L, (6 mo. Term Secured Overnight Financing Rate + 4.250%), 9.87%, 7/09/25	1,109
1,480,000	Sotera Health Holdings LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 2.750%), 8.40%, 12/11/26	1,470
1,050,000	Star Parent Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.39%, 9/28/30	1,004
		11,526
Insurance (5%)
1,337,304	Acrisure LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 8.94%, 2/15/27	1,306
620,253	Alliant Holdings Intermediate LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.500%), 8.94%, 11/05/27	619
1,346,993	AssuredPartners Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.94%, 2/12/27	1,337
1,335,499	Asurion LLC Term Loan B8 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 12/23/26	1,293
350,000	Asurion LLC Term Loan B4 2L, (1 mo. Term Secured Overnight Financing Rate + 5.250%), 10.69%, 1/20/29	300

Annual Report   57

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

712,717	HUB International Ltd. Term Loan B 1L, (2 mo. Term Secured Overnight Financing Rate + 4.250%), 9.66%, 6/20/30	$713
		5,568
Leisure (11%)
348,250	Caesars Entertainment Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 8.67%, 2/06/30	348
847,875	Carnival Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.34%, 8/09/27	834
1,542,985	Fertitta Entertainment LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.32%, 1/26/29	1,511
1,473,750	Flynn Restaurant Group LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 9.69%, 12/01/28	1,470
694,710	IRB Holding Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.42%, 12/15/27	688
586,500	MajorDrive Holdings IV LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 9.65%, 6/01/28	571
1,025,000	Ontario Gaming GTA LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 9.64%, 8/01/30	1,025
1,485,000	Scientific Games Holdings LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 8.91%, 4/04/29	1,463
1,126,715	Scientific Games International Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.44%, 4/13/29	1,127
398,182	SRAM LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 8.19%, 5/18/28	397
1,131,627	Tacala Investment Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.000%), 9.44%, 2/05/27	1,128
560,000	Tacala Investment Corp. Term Loan B 2L, (1 mo. Term Secured Overnight Financing Rate + 7.500%), 13.44%, 2/04/28	543
1,169,700	United PF Holdings LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 9.65%, 12/30/26	1,019
		12,124
Media (10%)
1,481,250	ABG Intermediate Holdings 2 LLC Term Loan B1 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 8.92%, 12/21/28	1,480
744,122	Advantage Sales & Marketing Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.500%), 10.18%, 10/28/27	706
620,313	Altice Financing SA Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 10.39%, 10/29/27	582
1,366,994	Banijay Entertainment SAS Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.17%, 3/01/28	1,366
500,000	CNT Holdings I Corp. Term Loan B 2L, (3 mo. Term Secured Overnight Financing Rate + 6.750%), 12.18%, 11/06/28	501

Principal or Shares	Security Description	Value (000)

1,043,633	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 7.95%, 4/15/27	$944
207,375	E.W. Scripps Co. Term Loan B3 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.44%, 1/07/28	199
1,241,425	Endurance International Group Holdings Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.26%, 2/10/28	1,156
1,077,780	Gray Television Inc. Term Loan D 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.43%, 12/01/28	1,036
645,063	McGraw-Hill Education Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.750%), 10.19%, 7/28/28	613
1,028,200	MH Sub I LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 9.57%, 5/03/28	984
300,000	MH Sub I LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.250%), 11.57%, 2/23/29	263
1,060,000	UPC Financing Partnership Term Loan AX 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.45%, 1/31/29	1,043
600,000	Virgin Media Bristol LLC Term Loan Q 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.70%, 1/31/29	589
500,000	Virgin Media Bristol LLC Term Loan Y 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 8.79%, 3/31/31	490
		11,952
Real Estate (1%)
1,000,000	Greystar Real Estate Partners LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.750%), 9.15%, 8/07/30	1,000
Retail (7%)
965,206	Dealer Tire Financial LLC Term Loan B2 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.82%, 12/14/27	967
247,991	Evergreen AcqCo 1 LP Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 5.500%), 10.90%, 4/26/28	249
696,500	Hanesbrands Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 9.07%, 3/08/30	689
1,221,030	Harbor Freight Tools USA Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 8.19%, 10/19/27	1,207
1,374,750	Leslie’s Poolmart Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 8.19%, 3/09/28	1,344
781,000	MIC Glen LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 7/21/28	769
1,250,000	MIC Glen LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.750%), 12.17%, 7/20/29	1,183
488,750	Michaels Cos. Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 4.250%), 9.90%, 4/15/28	410
684,250	PetsMart LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.17%, 2/11/28	677

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

979,293	Whatabrands LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.44%, 8/03/28	$971
		8,466
Service (2%)
962,674	Adtalem Global Education Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.500%), 9.44%, 8/12/28	964
669,860	Cimpress PLC Term Loan B1 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.94%, 5/17/28	662
930,233	Covanta Holding Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.33%, 11/30/28	923
69,767	Covanta Holding Corp. Term Loan C 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.33%, 11/30/28	69
		2,618
Technology (6%)
1,378,275	Ahead DB Holdings LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.750%), 9.24%, 10/18/27	1,370
1,191,000	Central Parent Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 9.41%, 7/06/29	1,186
1,243,750	Cloud Software Group Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.99%, 3/30/29	1,185
1,378,079	Ensono LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.44%, 5/26/28	1,323
582,948	Open Text Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 1.750%), 8.17%, 1/31/30	583
1,338,236	Peraton Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.17%, 2/01/28	1,315
483,750	Presidio Holdings Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 8.98%, 1/22/27	484
		7,446
Telecommunications (5%)
1,365,000	Frontier Communications Corp. Term Loan B-EXIT 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.19%, 10/08/27	1,320
1,125,022	Gogo Intermediate Holdings LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.19%, 4/30/28	1,125
1,410,000	LCPR Loan Financing LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.20%, 10/16/28	1,399
1,140,861	Numericable U.S. LLC Term Loan B14-EXT 1L, (3 mo. Term Secured Overnight Financing Rate + 4.500%), 10.89%, 8/15/28	1,016
586,500	Univision Communications Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 3/15/26	583
		5,443

Principal or Shares	Security Description	Value (000)

Transportation (3%)
400,000	Delta Air Lines Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.750%), 9.17%, 10/20/27	$410
645,589	First Student Bidco Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 8.65%, 7/21/28	627
242,647	First Student Bidco Inc. Term Loan C 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 8.65%, 7/21/28	235
620,301	Spirit Aerosystems Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.63%, 1/15/27	619
1,125,230	United Airlines Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.19%, 4/21/28	1,125
		3,016
Total Bank Loans (Cost - $99,253)		97,731
Corporate Bond (5%)
500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	292
1,200,000	Civitas Resources Inc. 144A, 8.38%, 7/01/28 (a)	1,209
330,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	320
268,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	266
450,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	420
850,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	765
500,000	Navient Corp., 5.88%, 10/25/24	489
500,000	OneMain Finance Corp., 6.88%, 3/15/25	494
500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	455
750,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	654
450,000	Service Properties Trust, 7.50%, 9/15/25	438
300,000	System Energy Resources Inc., 6.00%, 4/15/28	290
Total Corporate Bond (Cost - $6,666)		6,092
Mortgage Backed (3%)
793,695	Fannie Mae Connecticut Avenue Securities 2016-C02, (U.S. Secured Overnight Financing Rate Index 30day Average + 12.364%), 17.69%, 9/25/28 (f)	930
813,470	Fannie Mae Connecticut Avenue Securities 2016-C03, (U.S. Secured Overnight Financing Rate Index 30day Average + 11.864%), 17.19%, 10/25/28 (f)	946
662,589	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.614%), 15.94%, 5/25/28 (f)	717
490,843	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1, (U.S. Secured Overnight Financing Rate Index 30day Average + 12.864%), 18.19%, 8/25/29 (f)	576
664,155	STACR Trust 2018-HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 11.864%), 17.19%, 5/25/43 (a)(f)	749
Total Mortgage Backed (Cost - $3,534)		3,918

Annual Report   59

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

Investment Company (4%)
4,533,680	Payden Cash Reserves Money Market Fund *
	(Cost - $4,534)	$4,534
Total Investments (Cost - $118,139) (100%)		115,809
Liabilities in excess of Other Assets (0%)		(443)
Net Assets (100%)		$115,366

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	As of October 31, 2023, the Fund’s investment portfolio included $88 of unfunded loan commitments. Amount in 000s.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 268	CAD 361	Citibank, N.A.	03/18/2024	$7

See notes to financial statements.

60   Payden Mutual Funds

            Payden High Income Fund

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	86%
Bank Loans	7%
Asset Backed	3%
Mortgage Backed	2%
Investment Company	2%

This information is not part of the audited financial statements. SAR

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
60	Chase Auto Owner Trust, 0.00%, 6/25/30	$758
1,600,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	1,037
1,500,000	Exeter Automobile Receivables Trust 2022-2A 144A, 6.34%, 10/15/29 (b)	1,325
1,400,000	Exeter Automobile Receivables Trust 2022-3A 144A, 9.09%, 1/15/30 (b)	1,328
19	Exeter Automobile Receivables Trust 2021-2, 0.00%, 2/15/28	1,792
2,318,403	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (b)	2,801
1,250,000	Santander Bank Auto Credit-Linked Notes 2022- A 144A, 9.97%, 5/15/32 (b)	1,250
2,000,000	Santander Bank Auto Credit-Linked Notes 2022- B 144A, 11.91%, 8/16/32 (b)	2,022
1,660,000	Santander Bank Auto Credit-Linked Notes 2022- C 144A, 14.59%, 12/15/32 (b)	1,758
80	Santander Consumer Auto Receivables Trust 2021-C, 0.00%, 6/15/28	975
Total Asset Backed (Cost - $15,873)		15,046
Bank Loans(c) (7%)
880,000	ABG Intermediate Holdings 2 LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 11.43%, 12/20/29	887

Principal or Shares	Security Description	Value (000)

1,423,433	Adtalem Global Education Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.500%), 9.44%, 8/12/28	$1,425
2,976,478	Advantage Sales & Marketing Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.500%), 10.18%, 10/28/27	2,822
1,488,665	Avis Budget Car Rental LLC Term Loan C 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 8.92%, 3/16/29	1,492
1,492,500	Caesars Entertainment Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 8.67%, 2/06/30	1,489
1,488,750	Central Parent Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 9.41%, 7/06/29	1,482
1,990,000	Cloud Software Group Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.99%, 3/30/29	1,895
1,700,000	CNT Holdings I Corp. Term Loan B 2L, (3 mo. Term Secured Overnight Financing Rate + 6.750%), 12.18%, 11/06/28	1,704
1,385,915	DirectV Financing LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 10.44%, 8/02/27	1,351
2,481,000	First Student Bidco Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 9.49%, 7/21/28	2,434

Annual Report   61

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,488,769	Go Daddy Operating Co. LLC Term Loan B5 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 7.82%, 11/09/29	$1,492
159,583	Hertz Corp. Term Loan C-EXIT 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 6/30/28	159
834,018	Hertz Corp. Term Loan B-EXIT 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 6/30/28	828
1,488,750	HUB International Ltd. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 9.37%, 11/10/29	1,489
1,700,000	Journey Personal Care Corp. Term Loan 1L, (LIBOR USD 3-Month + 4.250%), 9.98%, 3/01/28	1,634
995,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.32%, 8/14/26	968
3,473,552	Medline Borrower LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.69%, 10/23/28	3,455
4,200,000	MIC Glen LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.750%), 12.17%, 7/20/29	3,976
2,000,000	Naked Juice LLC Term Loan 2L, (3 mo. Term Secured Overnight Financing Rate + 6.500%), 11.49%, 1/24/30	1,630
977,500	PetsMart LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.17%, 2/11/28	967
992,462	Sinclair Television Group Inc. Term Loan B4 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 9.17%, 4/21/29	684
1,270,000	Sotera Health Holdings LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 2.750%), 8.40%, 12/11/26	1,261
1,488,722	Spirit Aerosystems Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.63%, 1/15/27	1,486
2,505,000	Tacala Investment Corp. Term Loan B 2L, (1 mo. Term Secured Overnight Financing Rate + 7.500%), 13.44%, 2/04/28	2,428
992,500	Transdigm Inc. Term Loan H 1L, (3 mo. Term Secured Overnight Financing Rate + 2.250%), 8.64%, 2/22/27	993
1,824,273	U.S. Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 7.94%, 11/22/28	1,831
789,843	United Airlines Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 9.19%, 4/21/28	789
Total Bank Loans (Cost - $43,745)		43,051
Corporate Bond (85%)
Automotive (5%)
2,500,000	Allison Transmission Inc. 144A, 3.75%, 1/30/31 (b)	1,984
586,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	569
1,850,000	American Axle & Manufacturing Inc., 6.50%, 4/01/27	1,746
2,500,000	Ford Motor Co., 4.75%, 1/15/43	1,740
4,300,000	Ford Motor Credit Co. LLC, 2.90%, 2/10/29	3,522

Principal or Shares	Security Description	Value (000)

2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	$1,785
3,250,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	3,052
575,000	Ford Motor Credit Co. LLC, 6.80%, 5/12/28	574
200,000	Ford Motor Credit Co. LLC, 7.35%, 3/06/30	201
2,500,000	Goodyear Tire & Rubber Co., 5.25%, 7/15/31	2,038
4,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (a)(d)	3,987
2,750,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (b)	2,373
4,500,000	Tenneco Inc. 144A, 8.00%, 11/17/28 (b)	3,616
2,650,000	ZF North America Capital Inc. 144A, 7.13%, 4/14/30 (b)	2,574
		29,761
Banking (0%)
1,750,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (b)(e)	1,245
2,165,000	UniCredit SpA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.750%), 5.46%, 6/30/35 (b)(e)	1,777
		3,022
Basic Industry (9%)
1,500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (b)	876
3,450,000	Bombardier Inc. 144A, 7.13%, 6/15/26 (b)	3,324
3,000,000	Builders FirstSource Inc. 144A, 4.25%, 2/01/32 (b)	2,391
2,000,000	Cleveland-Cliffs Inc. 144A, 6.75%, 4/15/30 (b)	1,857
2,000,000	Coeur Mining Inc. 144A, 5.13%, 2/15/29 (b)	1,667
1,750,000	Eldorado Gold Corp. 144A, 6.25%, 9/01/29 (b)	1,503
2,500,000	Element Solutions Inc. 144A, 3.88%, 9/01/28 (b)	2,130
3,275,000	Emerald Debt Merger Sub LLC 144A, 6.63%, 12/15/30 (b)	3,119
1,500,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (b)	1,211
875,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (b)	789
1,500,000	GrafTech Finance Inc. 144A, 4.63%, 12/15/28 (b)	1,101
2,500,000	H&E Equipment Services Inc. 144A, 3.88%, 12/15/28 (b)	2,120
2,625,000	Howmet Aerospace Inc., 3.00%, 1/15/29	2,218
3,250,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (b)	2,406
4,350,000	KBR Inc. 144A, 4.75%, 9/30/28 (b)	3,808
1,895,000	MasTec Inc. 144A, 6.63%, 8/15/29 (b)	1,707
1,475,000	Mineral Resources Ltd. 144A, 9.25%, 10/01/28 (b)	1,477
2,350,000	Moog Inc. 144A, 4.25%, 12/15/27 (b)	2,095
1,750,000	NOVA Chemicals Corp. 144A, 4.25%, 5/15/29 (b)	1,296
2,000,000	Novelis Sheet Ingot GmbH, 3.38%, 4/15/29 EUR (a)(d)	1,814
1,500,000	Olympus Water U.S. Holding Corp. 144A, 9.75%, 11/15/28 (b)	1,467
3,000,000	SCIH Salt Holdings Inc. 144A, 6.63%, 5/01/29 (b)	2,518
2,500,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (b)	2,045
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	896
2,500,000	TransDigm Inc., 4.88%, 5/01/29	2,169
600,000	TransDigm Inc. 144A, 6.88%, 12/15/30 (b)	580
1,500,000	Tri Pointe Homes Inc., 5.70%, 6/15/28	1,337

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,000,000	TriMas Corp. 144A, 4.13%, 4/15/29 (b)	$1,664
2,500,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (b)	2,053
		53,638
Consumer Finance (0%)
3,500,000	Synchrony Financial, 7.25%, 2/02/33	2,970
Consumer Goods (3%)
1,900,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (b)	1,698
1,200,000	B&G Foods Inc. 144A, 8.00%, 9/15/28 (b)	1,171
1,500,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 144A, 4.75%, 1/15/29 (b)	1,330
1,400,000	Newell Brands Inc., 6.38%, 9/15/27	1,315
675,000	Newell Brands Inc., 6.38%, 4/01/36	531
1,800,000	Post Holdings Inc. 144A, 4.50%, 9/15/31 (b)	1,458
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (b)	755
1,000,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (b)	893
3,250,000	Primo Water Holdings Inc. 144A, 4.38%, 4/30/29 (b)	2,746
2,000,000	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed 144A, 4.63%, 3/01/29 (b)	1,627
1,000,000	U.S. Foods Inc. 144A, 7.25%, 1/15/32 (b)	983
1,500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	1,182
1,500,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (b)	1,412
		17,101
Energy (15%)
2,081,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (b)	2,636
1,220,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	1,210
2,500,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.38%, 11/15/30 (b)	2,483
1,450,000	CITGO Petroleum Corp. 144A, 8.38%, 1/15/29 (b)	1,437
1,800,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (b)	1,834
3,500,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (b)	3,537
3,775,000	Comstock Resources Inc. 144A, 5.88%, 1/15/30 (b)	3,232
3,000,000	Continental Resources Inc. 144A, 2.88%, 4/01/32 (b)	2,218
1,800,000	Delek Logistics Partners LP/Delek Logistics Finance Corp. 144A, 7.13%, 6/01/28 (b)	1,640
1,980,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (b)	1,804
800,000	EnQuest PLC 144A, 11.63%, 11/01/27 (b)	756
800,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/27 (b)	793
1,100,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/30 (b)	1,080
2,420,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	2,341
2,602,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	2,189
750,000	Global Marine Inc., 7.00%, 6/01/28	632
4,412,833	Gran Tierra Energy Inc. 144A, 9.50%, 10/15/29 (b)	3,794
2,250,000	Greenfire Resources Ltd. 144A, 12.00%, 10/01/28 (b)	2,241

Principal or Shares	Security Description	Value (000)

3,500,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(d)	$3,271
900,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (b)	828
2,400,000	Kosmos Energy Ltd. 144A, 7.50%, 3/01/28 (b)	2,104
3,350,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	3,015
1,700,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (b)	1,625
1,300,000	Moss Creek Resources Holdings Inc. 144A, 10.50%, 5/15/27 (b)	1,286
1,250,000	Nabors Industries Inc. 144A, 1.75%, 6/15/29 (b)	938
1,500,000	Nabors Industries Inc. 144A, 7.38%, 5/15/27 (b)	1,396
1,500,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (b)	1,410
1,400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	1,325
2,500,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (b)	2,182
3,750,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	3,661
1,300,000	PBF Holding Co. LLC/PBF Finance Corp. 144A, 7.88%, 9/15/30 (b)	1,256
1,500,000	Permian Resources Operating LLC 144A, 7.00%, 1/15/32 (b)	1,456
1,350,000	Shelf Drilling Holdings Ltd. 144A, 9.63%, 4/15/29 (b)	1,285
2,000,000	SierraCol Energy Andina LLC 144A, 6.00%, 6/15/28 (b)	1,550
1,850,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (b)	1,708
1,250,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 9.00%, 10/15/26 (b)	1,201
2,000,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	1,692
1,500,000	Transocean Inc. 144A, 7.50%, 1/15/26 (b)	1,438
1,125,000	Transocean Inc., 7.50%, 4/15/31	910
750,000	Transocean Inc. 144A, 8.00%, 2/01/27 (b)	705
2,700,000	Tullow Oil PLC 144A, 10.25%, 5/15/26 (b)	2,321
2,900,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (b)	2,848
2,400,000	Venture Global Calcasieu Pass LLC 144A, 4.13%, 8/15/31 (b)	1,932
3,600,000	Vital Energy Inc. 144A, 7.75%, 7/31/29 (b)	3,263
1,750,000	Vital Energy Inc., 9.75%, 10/15/30	1,717
		84,180
Financial Services (8%)
2,600,000	Aircastle Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.410%), 5.25% (b)(e)(f)	2,052
3,950,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (e)(f)	2,576
3,300,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (b)	2,821
2,500,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (b)	2,458
1,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (b)	1,472
2,000,000	Greystar Real Estate Partners LLC 144A, 7.75%, 9/01/30 (b)	1,968
2,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,714
3,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	2,790
900,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (b)	768
3,650,000	Jefferson Capital Holdings LLC 144A, 6.00%, 8/15/26 (b)	3,191

Annual Report   63

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

3,600,000	Midcap Financial Issuer Trust 144A, 6.50%, 5/01/28 (b)	$3,055
2,000,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/01/26	1,724
2,750,000	Nationstar Mortgage Holdings Inc. 144A, 5.13%, 12/15/30 (b)	2,228
2,000,000	Navient Corp., 5.50%, 3/15/29	1,622
1,000,000	Navient Corp., 5.88%, 10/25/24	978
1,500,000	Navient Corp., 9.38%, 7/25/30	1,415
1,000,000	OneMain Finance Corp., 4.00%, 9/15/30	733
1,250,000	OneMain Finance Corp., 5.38%, 11/15/29	1,029
350,000	OneMain Finance Corp., 6.63%, 1/15/28	319
2,500,000	OneMain Finance Corp., 6.88%, 3/15/25	2,469
2,500,000	PennyMac Financial Services Inc. 144A, 4.25%, 2/15/29 (b)	2,045
2,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (b)	1,329
2,000,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (b)	1,872
1,500,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 3.88%, 3/01/31 (b)	1,162
		43,790
Healthcare (6%)
2,150,000	Bausch & Lomb Escrow Corp. 144A, 8.38%, 10/01/28 (b)	2,138
800,000	Bausch Health Cos. Inc. 144A, 4.88%, 6/01/28 (b)	400
2,050,000	Bausch Health Cos. Inc. 144A, 6.13%, 2/01/27 (b)	1,146
1,500,000	BellRing Brands Inc. 144A, 7.00%, 3/15/30 (b)	1,458
2,200,000	CHS/Community Health Systems Inc. 144A, 5.25%, 5/15/30 (b)	1,564
2,500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (b)	2,123
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (b)	1,799
3,500,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 2.88%, 4/30/28 EUR (a)(d)	3,212
3,500,000	Owens & Minor Inc. 144A, 6.63%, 4/01/30 (b)	3,062
2,400,000	Prestige Brands Inc. 144A, 3.75%, 4/01/31 (b)	1,909
2,750,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (b)	2,505
1,000,000	RP Escrow Issuer LLC 144A, 5.25%, 12/15/25 (b)	714
2,500,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (b)	2,434
3,250,000	Tenet Healthcare Corp., 4.38%, 1/15/30	2,752
750,000	Tenet Healthcare Corp., 4.63%, 6/15/28	668
3,000,000	Tenet Healthcare Corp., 6.13%, 10/01/28	2,785
1,100,000	Tenet Healthcare Corp., 6.13%, 6/15/30	1,020
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,322
		33,011
Insurance (1%)
3,000,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 144A, 6.75%, 10/15/27 (b)	2,742
1,750,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (e)	1,684
3,575,000	Enstar Finance LLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.006%), 5.50%, 1/15/42 (e)	2,856
		7,282
Leisure (5%)
1,000,000	Carnival Corp. 144A, 5.75%, 3/01/27 (b)	894
2,000,000	Carnival Corp. 144A, 6.00%, 5/01/29 (b)	1,691
3,450,000	Carnival Corp. 144A, 7.63%, 3/01/26 (b)	3,357

Principal or Shares	Security Description	Value (000)

2,500,000	CDI Escrow Issuer Inc. 144A, 5.75%, 4/01/30 (b)	$2,236
2,500,000	Cinemark USA Inc. 144A, 5.25%, 7/15/28 (b)	2,161
1,350,000	Light & Wonder International Inc. 144A, 7.50%, 9/01/31 (b)	1,320
1,300,000	NCL Corp. Ltd. 144A, 5.88%, 3/15/26 (b)	1,168
1,500,000	Ontario Gaming GTA LP 144A, 8.00%, 8/01/30 (b)	1,468
510,000	Royal Caribbean Cruises Ltd. 144A, 5.38%, 7/15/27 (b)	471
1,000,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 8/31/26 (b)	945
900,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 4/01/28 (b)	821
1,000,000	Royal Caribbean Cruises Ltd. 144A, 7.25%, 1/15/30 (b)	987
1,300,000	Royal Caribbean Cruises Ltd. 144A, 11.63%, 8/15/27 (b)	1,411
2,200,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc. 144A, 6.63%, 3/01/30 (b)	1,894
2,775,000	Travel + Leisure Co. 144A, 4.50%, 12/01/29 (b)	2,291
4,125,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 144A, 7.13%, 2/15/31 (b)	3,846
		26,961
Media (9%)
2,300,000	Altice Financing SA 144A, 5.00%, 1/15/28 (b)	1,872
600,000	Altice Financing SA 144A, 5.75%, 8/15/29 (b)	465
770,000	AMC Networks Inc., 4.25%, 2/15/29	474
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (b)	1,168
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 1/15/34 (b)	723
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	1,205
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	766
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (b)	747
2,750,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (b)	2,273
2,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 2/01/32 (b)	1,563
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (b)	2,235
2,970,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (b)	2,809
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (b)	1,342
2,600,000	CSC Holdings LLC 144A, 5.75%, 1/15/30 (b)	1,364
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	396
1,000,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (b)	955
2,300,000	DISH DBS Corp. 144A, 5.25%, 12/01/26 (b)	1,860
1,350,000	DISH DBS Corp. 144A, 5.75%, 12/01/28 (b)	983
2,300,000	EquipmentShare.com Inc. 144A, 9.00%, 5/15/28 (b)	2,165
1,500,000	Gen Digital Inc. 144A, 7.13%, 9/30/30 (b)	1,461
3,000,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)	1,893
1,000,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	642
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,295
3,000,000	LCPR Senior Secured Financing DAC 144A, 5.13%, 7/15/29 (b)	2,340
1,300,000	Match Group Holdings II LLC 144A, 3.63%, 10/01/31 (b)	999

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (b)	$1,349
2,500,000	McGraw-Hill Education Inc. 144A, 8.00%, 8/01/29 (b)	2,063
3,500,000	Newfold Digital Holdings Group Inc. 144A, 6.00%, 2/15/29 (b)	2,303
1,400,000	Newfold Digital Holdings Group Inc. 144A, 11.75%, 10/15/28 (b)	1,416
2,000,000	News Corp. 144A, 5.13%, 2/15/32 (b)	1,729
2,000,000	Nexstar Media Inc. 144A, 4.75%, 11/01/28 (b)	1,682
1,000,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (b)	748
1,500,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (b)	817
4,000,000	Sirius XM Radio Inc. 144A, 4.13%, 7/01/30 (b)	3,180
2,000,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (b)	1,763
1,500,000	Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29 (b)	1,330
		53,375
Real Estate (3%)
2,100,000	Brandywine Operating Partnership LP, 7.80%, 3/15/28	1,894
3,000,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (b)	2,617
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,374
2,000,000	Kennedy-Wilson Inc., 4.75%, 3/01/29	1,507
1,600,000	Kennedy-Wilson Inc., 4.75%, 2/01/30	1,170
2,500,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.75%, 6/15/29 (b)	2,014
2,500,000	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25 EUR (a)(g)	2,366
1,000,000	Office Properties Income Trust, 2.40%, 2/01/27	559
2,000,000	Service Properties Trust, 5.50%, 12/15/27	1,690
1,000,000	Service Properties Trust, 7.50%, 9/15/25	973
1,750,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 4.75%, 4/15/28 (b)	1,416
2,750,000	XHR LP 144A, 4.88%, 6/01/29 (b)	2,329
		19,909
Retail (6%)
2,850,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (b)	2,337
2,500,000	Arko Corp. 144A, 5.13%, 11/15/29 (b)	2,030
2,000,000	Asbury Automotive Group Inc. 144A, 4.63%, 11/15/29 (b)	1,694
2,750,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (b)	2,233
1,000,000	Bath & Body Works Inc. 144A, 6.63%, 10/01/30 (b)	927
1,500,000	Bath & Body Works Inc., 6.88%, 11/01/35	1,325
650,000	Bath & Body Works Inc., 7.50%, 6/15/29	636
2,000,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (b)	1,878
3,500,000	Evergreen Acqco 1 LP/TVI Inc. 144A, 9.75%, 4/26/28 (b)	3,535
3,400,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	2,705
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (b)	1,756
1,750,000	FirstCash Inc. 144A, 5.63%, 1/01/30 (b)	1,560
2,500,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (b)	2,155
2,000,000	Hanesbrands Inc. 144A, 9.00%, 2/15/31 (b)	1,859
1,000,000	Levi Strauss & Co. 144A, 3.50%, 3/01/31 (b)	780

Principal or Shares	Security Description	Value (000)

1,300,000	Macy’s Retail Holdings LLC 144A, 5.88%, 4/01/29 (b)	$1,147
1,400,000	QVC Inc., 4.38%, 9/01/28	711
2,800,000	Sonic Automotive Inc. 144A, 4.88%, 11/15/31 (b)	2,233
2,000,000	Yum! Brands Inc., 5.38%, 4/01/32	1,800
		33,301
Service (4%)
2,150,000	ADT Security Corp. 144A, 4.13%, 8/01/29 (b)	1,847
2,750,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (b)	2,547
2,000,000	Carriage Services Inc. 144A, 4.25%, 5/15/29 (b)	1,638
2,900,000	Cimpress PLC, 7.00%, 6/15/26	2,686
2,370,000	Covanta Holding Corp. 144A, 4.88%, 12/01/29 (b)	1,852
2,000,000	Madison IAQ LLC 144A, 5.88%, 6/30/29 (b)	1,552
1,500,000	Neptune Bidco U.S. Inc. 144A, 9.29%, 4/15/29 (b)	1,325
2,300,000	Prime Security Services Borrower LLC/Prime Finance Inc. 144A, 6.25%, 1/15/28 (b)	2,135
2,000,000	PROG Holdings Inc. 144A, 6.00%, 11/15/29 (b)	1,697
2,000,000	United Rentals North America Inc., 3.88%, 2/15/31	1,649
2,375,000	WASH Multifamily Acquisition Inc. 144A, 5.75%, 4/15/26 (b)	2,199
1,120,000	Williams Scotsman Inc. 144A, 7.38%, 10/01/31 (b)	1,102
		22,229
Technology (2%)
2,750,000	Consensus Cloud Solutions Inc. 144A, 6.50%, 10/15/28 (b)	2,282
1,000,000	Dun & Bradstreet Corp. 144A, 5.00%, 12/15/29 (b)	861
2,750,000	NCR Voyix Corp. 144A, 5.25%, 10/01/30 (b)	2,281
2,000,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (b)	1,895
750,000	Seagate HDD Cayman 144A, 8.50%, 7/15/31 (b)	764
2,000,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	1,653
		9,736
Telecommunications (3%)
6,000,000	Altice France SA 144A, 5.13%, 7/15/29 (b)	4,112
2,000,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (b)	1,721
835,000	CommScope Inc. 144A, 4.75%, 9/01/29 (b)	571
1,500,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (b)	1,369
1,000,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (b)	754
1,500,000	Frontier Communications Holdings LLC 144A, 6.75%, 5/01/29 (b)	1,189
1,500,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (b)	850
2,010,000	Level 3 Financing Inc. 144A, 10.50%, 5/15/30 (b)	2,013
1,000,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (b)	755
3,250,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	2,690
2,500,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,134
2,000,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (b)	1,575
		19,733

Annual Report   65

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
Transportation (2%)
760,000	American Airlines Inc. 144A, 7.25%, 2/15/28 (b)	$708
3,000,000	American Airlines Inc./AAdvantage Loyalty IP Ltd. 144A, 5.75%, 4/20/29 (b)	2,709
2,000,000	Delta Air Lines Inc., 3.75%, 10/28/29	1,703
1,850,000	Fortress Transportation and Infrastructure Investors LLC 144A, 5.50%, 5/01/28 (b)	1,684
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (b)	1,030
1,500,000	United Airlines Inc. 144A, 4.63%, 4/15/29 (b)	1,268
		9,102
Utility (4%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (b)	451
1,750,000	Calpine Corp. 144A, 4.63%, 2/01/29 (b)	1,480
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (b)	896
2,500,000	Clearway Energy Operating LLC 144A, 4.75%, 3/15/28 (b)	2,234
3,000,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 EUR (a)(d)	2,514
2,500,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (b)	2,038
1,500,000	PG&E Corp., 5.00%, 7/01/28	1,360
2,265,000	Talen Energy Supply LLC 144A, 8.63%, 6/01/30 (b)	2,304
2,000,000	TransAlta Corp., 7.75%, 11/15/29	1,992
2,150,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (b)	2,186
1,450,000	Venture Global LNG Inc. 144A, 9.88%, 2/01/32 (b)	1,471
2,500,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (b)	2,289
2,250,000	Vistra Operations Co. LLC 144A, 7.75%, 10/15/31 (b)	2,174
		23,389
Total Corporate Bond (Cost - $547,047)		492,490

Mortgage Backed (2%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 9.364%), 14.69%, 11/25/39 (b)(e)	4,426

Principal or Shares	Security Description	Value (000)

1,984,237	Fannie Mae Connecticut Avenue Securities 2016-C02, (U.S. Secured Overnight Financing Rate Index 30day Average + 12.364%), 17.69%, 9/25/28 (e)	$2,325
1,976,567	Fannie Mae Connecticut Avenue Securities 2016-C04, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.364%), 15.69%, 1/25/29 (e)	2,237
1,802,705	STACR Trust 2018-HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 11.864%), 17.19%, 5/25/43 (b)(e)	2,034
1,550,000	STACR Trust 2018-HRP2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.614%), 15.94%, 2/25/47 (b)(e)	1,794
Total Mortgage Backed (Cost - $11,414)		12,816

Investment Company (2%)
11,374,129	Payden Cash Reserves Money Market Fund *
	(Cost - $11,374)	11,374
Total Investments (Cost - $629,453) (99%)		574,777
Other Assets, net of Liabilities (1%)		3,561

Net Assets (100%)		$578,338

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2023, the total market value of the Fund’s securities on loan is $2,069 and the total market value of the collateral held by the Fund is $2,420. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
EUR 1,370	USD 1,457	Citibank, N.A.	03/18/2024	$3
USD 1,070	CAD 1,444	Citibank, N.A.	03/18/2024	27
USD 15,555	EUR 14,460	Citibank, N.A.	03/18/2024	153

Net Unrealized Appreciation				$183

66   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
3-Year Interest Rate Swap, Pay Fixed 2.640% Annually, Receive Variable 3.899% (ESTRON) Annually	03/24/2025	EUR 2,500	$45	$—	$45
3-Year SOFR Swap, Receive Fixed 4.430% Annually, Pay Variable 5.310% (SOFRRATE) Annually	03/24/2025	USD 2,550	(39)	—	(39)
4-Year Interest Rate Swap, Pay Fixed 2.630% Annually, Receive Variable 3.899% (ESTRON) Annually	02/01/2026	EUR 1,000	19	—	19
4-Year SOFR Swap, Receive Fixed 4.230% Annually, Pay Variable 5.310% (SOFRRATE) Annually	02/01/2026	USD 1,030	(21)	—	(21)
5-Year SOFR Swap, Receive Fixed 3.602% Annually, Pay Variable 5.310% (SOFRRATE) Annually	06/06/2028	USD 26,500	(1,209)	—	(1,209)
6-Year Interest Rate Swap, Pay Fixed 2.650% Annually, Receive Variable 3.899% (ESTRON) Annually	04/30/2028	EUR 3,500	72	4	68
6-Year SOFR Swap, Receive Fixed 3.970% Annually, Pay Variable 5.310% (SOFRRATE) Annually	04/30/2028	USD 3,630	(108)	2	(110)
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually, Receive Variable 3.899% (ESTRON) Annually	04/15/2029	EUR 2,000	46	—	46
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually, Receive Variable 3.899% (ESTRON) Annually	06/30/2029	EUR 3,000	68	4	64
7-Year SOFR Swap, Receive Fixed 3.857% Annually, Pay Variable 5.310% (SOFRRATE) Annually	03/07/2030	USD 10,500	(463)	—	(463)
7-Year SOFR Swap, Receive Fixed 3.890% Annually, Pay Variable 5.310% (SOFRRATE) Annually	06/30/2029	USD 3,130	(112)	2	(114)
7-Year SOFR Swap, Receive Fixed 3.900% Annually, Pay Variable 5.310% (SOFRRATE) Annually	04/15/2029	USD 2,080	(77)	—	(77)

			$(1,779)	$12	$(1,791)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,069
Non-cash Collateral[2]	(2,069)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   67

            Payden California Municipal Social Impact Fund

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	47%
Revenue	41%
U.S. Treasury	10%
Investment Company	1%
U.S. Government Agency	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023

Principal or Shares	Security Description	Value (000)
General Obligation (49%)
645,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/26	$651
455,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/28 AGM (a)	471
100,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/28 BAM (a)	101
250,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/32 BAM (a)	252
2,550,000	Alameda County Joint Powers Authority A, 5.00%, 12/01/34	2,555
1,750,000	Antelope Valley Community College District C, 5.25%, 8/01/42	1,880
1,000,000	Azusa Unified School District D, 4.00%, 8/01/40	927
1,490,000	Beverly Hills Unified School District CA A, 3.00%, 8/01/39	1,199
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	288
1,140,000	California Community Choice Financing Authority, 5.00%, 7/01/53	1,137
1,050,000	California Community Choice Financing Authority, 5.00%, 12/01/53	1,045
3,325,000	California Community Choice Financing Authority D, 5.50%, 5/01/54	3,387
1,600,000	California Community Choice Financing Authority, 5.50%, 10/01/54	1,649
1,350,000	California Earthquake Authority A, 5.60%, 7/01/27	1,336

Principal or Shares	Security Description	Value (000)

1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	$948
385,000	California State Public Works Board C, 5.25%, 10/01/33	390
305,000	Central Unified School District B, 4.30%, 8/01/36 (c)	153
1,500,000	Chicago Board of Education A, 5.00%, 12/01/34	1,461
2,000,000	City of Detroit MI A, 6.00%, 5/01/39	2,093
1,500,000	College of the Sequoias Tulare Area Improvement District No 3 E, 3.00%, 8/01/51	941
190,000	Coronado Community Development Agency Successor Agency A, 5.00%, 9/01/33	195
1,000,000	County of Santa Barbara CA B, AMT, 5.00%, 12/01/36	1,011
1,125,000	Fontana Unified School District, 3.00%, 8/01/40 (a)	865
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	517
1,960,000	Livermore Valley Joint Unified School District, 3.00%, 8/01/40	1,505
8,925,000	Los Angeles County Public Works Financing Authority D, 5.00%, 12/01/45	9,012
1,200,000	Los Angeles Unified School District A, 5.00%, 10/01/37	1,250
2,000,000	Los Angeles Unified School District QRR, 5.25%, 7/01/47	2,107
2,475,000	Los Angeles Unified School District, 5.25%, 7/01/48	2,606

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,000,000	Mountain View-Whisman School District B, 4.00%, 9/01/38	$958
330,000	Municipal Improvement Corp. of Los Angeles C, 1.34%, 11/01/26	293
100,000	Municipal Improvement Corp. of Los Angeles A, 5.00%, 5/01/30	101
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/31	522
1,500,000	New Jersey Economic Development Authority SSS, 5.25%, 6/15/37	1,533
1,500,000	Nuveen, CA Free Quality Municipal Income Fund, AMT A 144A, 4.54%, 10/01/47 (b)	1,500
875,000	Pomona Unified School District F, 3.00%, 8/01/48 BAM (a)	600
1,000,000	Roseville Joint Union High School District C, 3.00%, 8/01/40	782
4,685,000	Sacramento Area Flood Control Agency, 5.00%, 10/01/47	4,697
550,000	San Diego Public Facilities Financing Authority B, 5.00%, 10/15/32	564
2,800,000	San Diego Unified School District F2, 5.00%, 7/01/42	2,941
1,315,000	San Francisco Bay Area Rapid Transit District G, 2.62%, 8/01/29	1,121
2,150,000	San Francisco Bay Area Rapid Transit District D1, 5.00%, 8/01/39	2,252
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	252
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	769
200,000	Simi Valley Public Financing Authority A, 5.00%, 10/01/29	203
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	563
1,825,000	Southwestern Community College District D, 3.00%, 8/01/41	1,382
1,500,000	State Center Community College District B, 3.00%, 8/01/39	1,164
1,000,000	State of California CU, 4.85%, 12/01/46	1,005
435,000	State of California, 5.00%, 3/01/45	436
3,585,000	State of California, 5.00%, 8/01/46	3,619
1,400,000	State of California, 5.00%, 10/01/47	1,413
3,475,000	Temecula Valley Unified School District D, 3.00%, 8/01/44	2,507
1,000,000	Temecula Valley Unified School District D, 3.00%, 8/01/47	701
350,000	Union City Community Redevelopment Agency Successor Agency A, 5.00%, 10/01/35	357

Total General Obligation (Cost - $76,673)		74,167

Revenue (42%)
Airport/Port (8%)
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	502
750,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/25	759
250,000	City of Los Angeles Department of Airports A, AMT, 5.00%, 5/15/26	255
2,000,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/29	2,071
1,900,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	1,939
55,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/37	58

Principal or Shares	Security Description	Value (000)

1,500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/37	$1,530
2,000,000	City of Los Angeles Department of Airports, AMT, 5.50%, 5/15/38	2,088
400,000	City of Palm Springs CA Passenger Facility Charge Revenue, AMT, 5.00%, 6/01/26 BAM (a)	405
500,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/28	513
1,000,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/29	1,033
1,100,000	San Francisco City & County Airport Comm-San Francisco International Airport A, AMT, 5.00%, 5/01/24	1,104
		12,257
Education (4%)
1,250,000	California Infrastructure & Economic Development Bank, 4.00%, 11/01/51	975
750,000	California State University B3, 3.13%, 11/01/51	733
240,000	Oxnard School District, 5.00%, 8/01/45 BAM (a)	241
3,190,000	University of California AM, 5.00%, 5/15/49	3,199
1,500,000	University of California AM, 5.25%, 5/15/37	1,510
		6,658
Healthcare (4%)
710,000	California Health Facilities Financing Authority A, 5.00%, 11/15/27	710
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	511
350,000	California Health Facilities Financing Authority A, 5.00%, 8/15/32	353
1,000,000	California Health Facilities Financing Authority A, 5.00%, 11/15/32	1,001
705,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	671
750,000	California Municipal Finance Authority A, AMT, 4.38%, 9/01/53	713
650,000	California Municipal Finance Authority, 5.00%, 1/01/33 (a)	685
325,000	California Municipal Finance Authority B, 5.00%, 5/15/37 (a)	333
500,000	California Municipal Finance Authority, 5.00%, 7/01/39 (a)	512
1,000,000	Regents of the University of California Medical Center Pooled Revenue P, 5.00%, 5/15/39	1,044
		6,533
Housing (6%)
485,290	California Housing Finance Agency A, 3.25%, 8/20/36	416
400,000	CSCDA Community Improvement Authority A 144A, 3.00%, 9/01/56 (b)	239
8,825,000	San Diego Housing Authority Inc. A, 3.00%, 6/01/57	8,825
		9,480
Industrial Development/Pollution Control (2%)
600,000	City of Big Bear Lake CA A, AMT, 4.05%, 12/01/28	600
720,000	Development Authority of Burke County, 3.80%, 10/01/32	702
370,000	Emeryville Redevelopment Agency Successor Agency A, 5.00%, 9/01/25 AGM (a)	373
790,000	Golden State Tobacco Securitization Corp., B, 3.00%, 6/01/46 (a)	697

Annual Report   69

            Payden California Municipal  Social Impact Fund continued

Principal or Shares	Security Description	Value (000)

300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	$303
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	394

		3,069

Pollution Control (1%)
200,000	Salinas Valley Solid Waste Authority A, AMT, 5.00%, 8/01/24 AGM (a)	201
1,500,000	Western Placer Waste Management Authority, 4.00%, 6/01/42	1,414

		1,615

Power (1%)
820,000	Sacramento Municipal Utility District D, 5.00%, 8/15/49	891

Transportation (5%)
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	621
750,000	City of Long Beach CA Harbor Revenue A, AMT, 5.00%, 5/15/28	773
835,000	Port of Los Angeles A, AMT, 5.00%, 8/01/29	839
4,590,000	San Diego County Regional Transportation Commission A, 5.00%, 4/01/48	4,632

		6,865

Utilities (4%)
6,000,000	Los Angeles Department of Water & Power B, 5.00%, 7/01/43	6,007

Water & Sewer (7%)
700,000	Beverly Hills Public Financing Authority B, 1.30%, 6/01/28	577
5,000,000	City of Modesto CA Water Revenue A, 3.50%, 10/01/36 AGM (a)	5,000
500,000	City of San Francisco CA Public Utilities Commission Water Revenue C, 5.00%, 11/01/39	535
635,000	East Bay Municipal Utility District Water System Revenue A, 5.00%, 6/01/38	680
1,000,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/37	1,078
2,470,000	San Diego Public Facilities Financing Authority A, 5.00%, 10/15/44	2,477
100,000	San Diego Public Facilities Financing Authority Water Revenue A, 5.00%, 8/01/32	104

		10,451

Total Revenue (Cost - $65,484)		63,826

U.S. Government Agency (1%)
1,200,000	FHLB, 5.00%, 2/28/25	1,194

U.S. Treasury (10%)
4,935,000	U.S. Treasury Note, 3.88%, 8/15/33	4,543
1,300,000	U.S. Treasury Note, 4.75%, 10/15/26	1,290
4,030,000	U.S. Treasury Note, 4.88%, 10/31/28	4,039
5,200,000	U.S. Treasury Note, 4.88%, 10/31/30	5,190
500,000	U.S. Treasury Note, 5.13%, 10/31/25	500

Total U.S. Treasury (Cost - $15,877)		15,562

Investment Company (1%)
1,931,510	Payden Cash Reserves Money Market Fund* (Cost $1,932)	1,932

Total Investments (Cost - $161,164) (103%)		156,681
Liabilities in excess of Other Assets (-3%)		(4,288)

Net Assets (100%)		$152,393

*	Affiliated investment.
(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

See notes to financial statements.

70   Payden Mutual Funds

        Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	40%
Asset Backed	23%
Foreign Government	15%
U.S. Treasury	7%
Mortgage Backed	7%
Other	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Bonds (99%)
Australia (USD) (1%)
185,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	$176
200,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	191
		367
Bermuda (USD) (0%)
36,344	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.87%, 4/25/34 (a)(b)	36
108,439	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.92%, 4/25/34 (a)(b)	109
		145
Canada (USD) (8%)
700,000	Canadian Imperial Bank of Commerce 144A, 4.41%, 6/08/28 (a)(c)	670
600,000	CDP Financial Inc. 144A, (Secured Overnight Financing Rate + 0.400%), 5.74%, 5/19/25 (a)(b)	600
550,000	CPPIB Capital Inc. 144A, 3.00%, 6/13/24 (a)	541
580,000	CPPIB Capital Inc. 144A, 4.13%, 10/21/24 (a)	572
750,000	Export Development Canada, 3.38%, 8/26/25	726
70,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	69

Principal or Shares	Security Description	Value (000)
260,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (b)	$256
345,000	Toronto-Dominion Bank, 5.53%, 7/17/26	341
		3,775
Cayman Islands (USD) (6%)
590,834	Bain Capital Credit CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.65%, 7/20/30 (a)(b)	588
28,973	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.60%, 2/16/37 (a)(b)	29
547,749	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.252%), 6.65%, 4/15/29 (a)(b)	546
250,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 12/15/39 (a)(b)	246
550,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.414%), 6.75%, 7/15/36 (a)(b)	545
566,628	Magnetite VII Ltd. 2012-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.062%), 6.46%, 1/15/28 (a)(b)	565

Annual Report   71

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

136,290	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.53%, 7/15/38 (a)(b)	$134
		2,653
France (USD) (5%)
420,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (a)	393
355,000	Banque Federative du Credit Mutuel SA 144A, 4.94%, 1/26/26 (a)	345
395,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 2.100%), 5.98%, 1/18/27 (a) (b)	389
700,000	Caisse d’Amortissement de la Dette Sociale 144A, 0.38%, 5/27/24 (a)	679
350,000	Credit Agricole SA 144A, 5.59%, 7/05/26 (a)	346
		2,152
Germany (USD) (1%)
600,000	FMS Wertmanagement, 0.38%, 5/06/24 (d)	584
India (USD) (1%)
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	500
Ireland (USD) (1%)
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	267
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 1/15/27	148
		415
Japan (USD) (5%)
340,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	327
200,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 4.79%, 7/18/25 (b)	198
200,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.080%), 5.72%, 2/20/26 (b)	199
290,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	275
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	232
340,000	Sumitomo Mitsui Financial Group Inc., 5.88%, 7/13/26	338
345,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 5.65%, 3/09/26 (a)	342
400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	385
		2,296
Jersey (USD) (0%)
70,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	67
Netherlands (USD) (2%)
200,000	ABN AMRO Bank NV 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.650%), 6.34%, 9/18/27 (a)(b)	198
750,000	BNG Bank NV 144A, 3.50%, 8/26/24 (a)	736
		934
Norway (USD) (1%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	232
200,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	205
		437

Principal or Shares	Security Description	Value (000)

Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (a)	$197
Philippines (USD) (1%)
560,000	Asian Development Bank, 4.25%, 1/09/26	550
Saudi Arabia (USD) (1%)
200,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	200
Spain (USD) (1%)
200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 5.74%, 6/30/24 (b)	199
Sweden (USD) (5%)
700,000	Kommuninvest I Sverige AB 144A, 3.25%, 1/16/24 (a)	696
220,000	Kommuninvest I Sverige AB 144A, 4.25%, 12/10/25 (a)	216
1,000,000	Svensk Exportkredit AB, 3.63%, 9/03/24	983
500,000	Svensk Exportkredit AB, 4.00%, 7/15/25	489
		2,384
Switzerland (USD) (1%)
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.600%), 6.33%, 12/22/27 (a)(b)	198
United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 1.250%), 6.47%, 11/17/30 (a)(b)(e)	180
United Kingdom (USD) (1%)
205,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	204
200,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.350%), 5.85%, 3/02/27 (b)	197
		401
United States (USD) (56%)
75,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	69
70,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (a)	64
70,000	Ally Financial Inc., 5.75%, 11/20/25	67
70,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	74
350,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.970%), 5.39%, 7/28/27 (b)	343
100,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.330%), 6.34%, 10/30/26 (b)	100
415,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.750%), 4.83%, 7/22/26 (b)	404
98,280	Bellemeade Re Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 6.32%, 9/25/31 (a)(b)	98
14,445,675	Benchmark Mortgage Trust 2018-B6, 0.40%, 10/10/51 (f)	178
95,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	91

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

130,000	Blue Owl Capital Corp., 4.25%, 1/15/26	$121
85,000	Blue Owl Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	75
150,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. 144A, 7.63%, 12/15/25 (a)	150
200,000	BSPRT Issuer Ltd. 2023-FL10 144A, (1 mo. Term Secured Overnight Financing Rate + 2.259%), 7.59%, 9/15/35 (a)(b)	199
280,000	BX Commercial Mortgage Trust 2020- VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 1.244%), 6.58%, 10/15/37 (a)(b)	275
200,000	BX Trust 2021-ARIA 144A, (1 mo. Term Secured Overnight Financing Rate + 1.014%), 6.35%, 10/15/36 (a)(b)	194
2,841,506	Cantor Commercial Real Estate Lending 2019-CF1, 1.13%, 5/15/52 (f)	116
75,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.440%), 7.15%, 10/29/27 (b)	75
88,919	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	84
466,237	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	407
75,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (a)	69
70,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	69
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	264
90,000	Civitas Resources Inc. 144A, 8.38%, 7/01/28 (a)	91
190,000	CommonSpirit Health, 6.07%, 11/01/27	190
230,000	Concentrix Corp., 6.65%, 8/02/26	229
20,989	Connecticut Avenue Securities Trust 2020- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 7.49%, 1/25/40 (a)(b)	21
26,848	Connecticut Avenue Securities Trust 2019- R07 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.214%), 7.54%, 10/25/39 (a)(b)	27
178,054	Connecticut Avenue Securities Trust 2019- HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.264%), 7.59%, 11/25/39 (a)(b)	178
163,443	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 7.87%, 7/25/42 (a)(b)	166
100,000	Connecticut Avenue Securities Trust 2020- SBT1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.764%), 9.09%, 2/25/40 (a)(b)	104
40,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	38
400,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	340
40,000	DPL Inc., 4.13%, 7/01/25	38
70,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	69
165,000	Energy Transfer LP, 6.05%, 12/01/26	165
39,000	EQT Corp., 6.13%, 2/01/25	39

Principal or Shares	Security Description	Value (000)

700,000	Fannie Mae Connecticut Avenue Securities 2021-R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 7.32%, 11/25/41 (a)(b)	$688
470,000	Federal Home Loan Mortgage Corp., 4.00%, 2/28/25	461
670,000	FHLB, 5.00%, 2/28/25	667
250,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	239
550,000	Flagship Credit Auto Trust 2023-2 144A, 5.22%, 12/15/27 (a)	541
300,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	260
700,000	FNMA, 4.50%, 7/24/26	683
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	195
110,630	Freddie Mac STACR REMIC Trust 2021- HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 6.17%, 9/25/41 (a)(b)	109
16,761	Freddie Mac STACR REMIC Trust 2020- DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.814%), 7.14%, 1/25/50 (a)(b)	17
33,948	Freddie Mac STACR REMIC Trust 2020- DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.964%), 7.29%, 2/25/50 (a)(b)	34
27,548	Freddie Mac STACR REMIC Trust 2020- HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.014%), 7.34%, 1/25/50 (a)(b)	28
70,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	69
245,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	235
65,000	General Motors Financial Co. Inc., 3.80%, 4/07/25	63
200,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	179
350,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.730%), 1.76%, 1/24/25 (b)	346
310,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.075%), 5.80%, 8/10/26 (b)	307
135,000	Golub Capital BDC Inc., 3.38%, 4/15/24	133
15,000	Graphic Packaging International LLC, 4.13%, 8/15/24	15
600,000	GreatAmerica Leasing Receivables 2023-1 144A, 5.15%, 7/15/27 (a)	588
70,000	HCA Inc., 5.38%, 2/01/25	69
70,000	Howmet Aerospace Inc., 5.90%, 2/01/27	69
205,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	196
385,000	Hyundai Capital America 144A, 5.65%, 6/26/26 (a)	380
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	125
162,240	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 0.97%, 12/26/28 (a)	158
40,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	35

Annual Report   73

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

70,000	Match Group Holdings II LLC 144A, 5.00%, 12/15/27 (a)	$65
30,000	Meritage Homes Corp., 5.13%, 6/06/27	28
44,000	Meritage Homes Corp., 6.00%, 6/01/25	43
360,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.940%), 2.63%, 2/18/26 (b)	343
180,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.669%), 4.68%, 7/17/26 (b)	175
75,000	Navient Corp., 5.00%, 3/15/27	66
251,019	Navient Private Education Refi Loan Trust 2021-CA 144A, 1.06%, 10/15/69 (a)	213
278,009	Navient Private Education Refi Loan Trust 2021-FA 144A, 1.11%, 2/18/70 (a)	230
108,600	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(f)	100
192,000	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(f)	174
180,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	177
355,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	348
85,000	Nissan Motor Acceptance Co. LLC 144A, 1.13%, 9/16/24 (a)	81
522,025	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 1.85%, 11/20/50 (a)	463
500,000	OneMain Direct Auto Receivables Trust 2022- 1A 144A, 4.65%, 3/14/29 (a)	488
75,000	OneMain Finance Corp., 7.13%, 3/15/26	73
300,000	OneMain Financial Issuance Trust 2023-2A 144A, 5.84%, 9/15/36 (a)	295
400,000	OneMain Financial Issuance Trust 2022-3A 144A, 5.94%, 5/15/34 (a)	397
125,000	ONEOK Inc., 5.55%, 11/01/26	124
185,000	Ovintiv Inc., 5.65%, 5/15/25	184
70,000	Penske Automotive Group Inc., 3.50%, 9/01/25	66
200,000	PFS Financing Corp. 2023-C 144A, 5.52%, 10/15/28 (a)	197
40,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	37
70,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	68
145,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	137
70,000	Radian Group Inc., 6.63%, 3/15/25	69
180,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	177
165,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	144
98,013	Santander Bank Auto Credit-Linked Notes 2022-A 144A, 5.28%, 5/15/32 (a)	97
108,173	Santander Bank Auto Credit-Linked Notes 2022-B 144A, 6.79%, 8/16/32 (a)	108
150,618	Santander Bank Auto Credit-Linked Notes 2022-C 144A, 6.99%, 12/15/32 (a)	151
64,651	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	63
200,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	173
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	163
70,000	Sirius XM Radio Inc. 144A, 3.13%, 9/01/26 (a)	63
196,914	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	162
334,672	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	272
350,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	319
110,874	Stack Infrastructure Issuer LLC 2019-1A 144A, 4.54%, 2/25/44 (a)	110

Principal or Shares	Security Description	Value (000)

75,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	$69
75,000	Starwood Property Trust Inc., 4.75%, 3/15/25	72
281,250	Taco Bell Funding LLC 2016-1A 144A, 4.97%, 5/25/46 (a)	271
70,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	64
640,000	Texas Natural Gas Securitization Finance Corp., 5.10%, 4/01/35	620
300,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (a)	286
70,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	68
75,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	73
70,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	69
1,817,000	U.S. Treasury Note, 4.65%, 8/15/26	1,791
1,240,000	U.S. Treasury Note, 4.88%, 8/31/25	1,238
450,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	408
239,583	Vantage Data Centers Issuer LLC 2019-1A 144A, 3.19%, 7/15/44 (a)	233
75,000	VICI Properties LP, 4.38%, 5/15/25	73
225,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	219
40,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	37
265,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	256
5,692,574	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.92%, 8/15/51 (f)	133
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	95
80,816	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	81
295,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	255
40,000	XHR LP 144A, 6.38%, 8/15/25 (a)	39

		25,263

Total Bonds (Cost - $45,906)		43,897

Commercial Paper(g) (2%)
750,000	Suncor Energy Inc., 5.78%, 11/06/23
	(Cost - $749)	749

Investment Company (2%)
857,216	Payden Cash Reserves Money Market Fund*
	(Cost - $857)	857

Total Investments (Cost - $47,512) (101%)		45,503
Liabilities in excess of Other Assets (-1%)		(353)
Net Assets (100%)		$45,150

74   Payden Mutual Funds

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(c)

All or a portion of these securities are on loan. At October 31, 2023, the total market value of the Fund’s securities on loan is $670 and the total market value of the collateral held by the Fund is $700. Amounts in 000s.

(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Principal in foreign currency.
(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 196	GBP 158	HSBC Bank USA, N.A.	03/18/2024	$4

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day SOFR Future	34	Dec-23	$8,045	$(49)	$(49)
U.S. Treasury 2-Year Note Future	35	Dec-23	7,085	(21)	(21)

					(70)

Short Contracts:
U.S. Treasury 5-Year Note Future	7	Dec-23	(731)	13	13

Total Futures					$(57)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$670
Non-cash Collateral[2]	(670)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   75

        Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Foreign Government	37%
Corporate Bond	28%
Mortgage Backed	17%
Asset Backed	8%
Investment Company	5%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Bonds (94%)
Australia (AUD) (1%)
2,450,000	Australia Government Bond Series 145, 2.75%, 6/21/35 (a)(b)	$1,250
1,100,000	Australia Government Bond Series 139, 3.25%, 4/21/25 (a)(b)	685
		1,935
Australia (USD) (0%)
850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (c)(d)	620
Austria (EUR) (1%)
120,000	Republic of Austria Government Bond Series 1 144A, 1.65%, 10/21/24 (a)(b)(c)	125
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	115
390,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	379
		619
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond Series 74 144A, 0.80%, 6/22/25 (a)(b)(c)	102
700,000	Kingdom of Belgium Government Bond Series 75 144A, 1.00%, 6/22/31 (a)(b)(c)	629

Principal or Shares	Security Description	Value (000)

410,000	Kingdom of Belgium Government Bond Series 78 144A, 1.60%, 6/22/47 (a)(b)(c)	$277
		1,008
Bermuda (USD) (2%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (c)	119
1,100,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 7.37%, 4/25/34 (c)(d)	1,101
300,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (c)	252
679,697	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.79%, 1/15/32 (c)(d)	682
		2,154
Canada (CAD) (2%)
1,480,000	Canadian Government Bond, 3.50%, 12/01/45 (b)	997
600,000	Canadian Government Bond, 5.00%, 6/01/37 (b)	472
775,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 (b)(c)	506
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (b)(c)	561
400,000	Municipal Finance Authority of British, 2.55%, 10/09/29 (b)	258

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (b)(c)	$323
700,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (b)(c)	440
		3,557
Canada (USD) (0%)
575,000	TELUS Corp., 3.40%, 5/13/32	456
Cayman Islands (USD) (2%)
9,809	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.70%, 8/20/35 (c)(d)	9
250,000	FS Rialto 2021-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.614%), 7.95%, 11/16/36 (c)(d)	236
400,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.314%), 7.65%, 7/15/39 (c)(d)	360
1,350,000	HGI CRE CLO Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 9/17/36 (c)(d)	1,295
115,610	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.95%, 5/15/36 (c)(d)	115
900,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.712%), 8.11%, 4/17/30 (c)(d)	868
250,000	STWD Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.914%), 8.25%, 4/18/38 (c)(d)	212
400,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.912%), 7.32%, 1/23/32 (c)(d)	397
450,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 3/15/38 (c)(d)	414
		3,906
Chile (EUR) (0%)
550,000	Chile Government International Bond, 4.13%, 7/05/34 (b)	549
Costa Rica (USD) (0%)
450,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (c)	429
Czech Republic (CZK) (1%)
32,000,000	Czech Republic Government Bond Series 125, 1.50%, 4/24/40 (b)	878
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39 (b)	107
Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	178
France (EUR) (4%)
600,000	Credit Agricole SA, 3.88%, 11/28/34 (a)(b)	605
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (a)(b)	498
900,000	French Republic Government Bond OAT 144A, 0.50%, 6/25/44 (a)(b)(c)	503
750,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	607
20,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (a)(b)	21

Principal or Shares	Security Description	Value (000)

2,800,000	French Republic Government Bond OAT, 2.50%, 5/25/30 (a)(b)	$2,859
		5,093
France (USD) (1%)
400,000	BPCE SA 144A, 2.38%, 1/14/25 (c)	381
550,000	Credit Agricole SA 144A, 5.51%, 7/05/33 (c)	515
		896
Germany (EUR) (2%)
500,000	Bayer AG, 4.63%, 5/26/33 (a)(b)	524
1,800,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 8/15/27 (a)(b)	1,759
1,150,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (a)(b)	840
560,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (a)(b)	606
500,000	Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/04/34 (a)(b)	621
		4,350
Guatemala (USD) (0%)
580,000	Guatemala Government Bond, 4.50%, 5/03/26 (a)	550
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (b)(c)	300
Indonesia (IDR) (1%)
13,540,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 (b)	820
Ireland (EUR) (3%)
582,089	Alme Loan Funding IV DAC 4A 144A, (3 mo. EURIBOR + 0.750%), 4.72%, 1/15/32 (b)(c)(d)	607
565,274	Avoca CLO XIV DAC 14A 144A, (3 mo. EURIBOR + 0.810%), 4.80%, 1/12/31 (b)(c)(d)	591
500,000	Bridgepoint CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.800%), 5.93%, 4/15/36 (b)(c)(d)	526
250,000	Ireland Government Bond, 1.10%, 5/15/29 (a)(b)	239
100,000	Ireland Government Bond, 3.40%, 3/18/24 (a)(b)	106
216,008	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 5.69%, 8/17/33 (b)(c)(d)	214
903,308	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 6.49%, 8/17/33 (a)(b)(d)	885
239,951	Last Mile Securities PE DAC 2021-1A 144A, (3 mo. EURIBOR + 2.350%), 6.14%, 8/17/31 (b)(c)(d)	241
900,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 0.870%), 4.84%, 4/15/34 (b)(c)(d)	927
525,000	Permanent TSB Group Holdings PLC, (ICE 1Year Euribor Swap Fix +3.500%), 6.63%, 4/25/28 (a)(b)(d)	563
750,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 5.72%, 1/14/32 (b)(c)(d)	768
		5,667

Annual Report   77

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

Ireland (USD) (0%)
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$310
Italy (EUR) (3%)
350,000	doValue SpA 144A, 3.38%, 7/31/26 (b)(c)	322
3,460,000	Italy Buoni Poliennali Del Tesoro Series 10Y 144A, 0.60%, 8/01/31 (a)(b)(c)	2,762
1,000,000	Italy Buoni Poliennali Del Tesoro Series 5Y 144A, 1.85%, 7/01/25 (a)(b)(c)	1,026
1,000,000	Italy Buoni Poliennali Del Tesoro Series 10Y, 2.50%, 12/01/32 (a)(b)	899
		5,009
Italy (USD) (0%)
650,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.900%), 7.78%, 6/20/54 (c)(d)	564
Japan (JPY) (9%)
787,400,000	Japan Government Ten Year Bond Series 341, 0.30%, 12/20/25 (b)	5,214
550,000,000	Japan Government Ten Year Bond Series 372, 0.80%, 9/20/33 (b)	3,579
295,000,000	Japan Government Thirty Year Bond Series 58, 0.80%, 3/20/48 (b)	1,566
273,200,000	Japan Government Thirty Year Bond Series 49, 1.40%, 12/20/45 (b)	1,688
10,000,000	Japan Government Thirty Year Bond Series 31, 2.20%, 9/20/39 (b)	73
10,000,000	Japan Government Thirty Year Bond Series 30, 2.30%, 3/20/39 (b)	74
420,500,000	Japan Government Twenty Year Bond Series 104, 2.10%, 6/20/28 (b)	2,990
		15,184
Japan (USD) (0%)
690,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (c)	587
Jersey (EUR) (0%)
625,000	Heathrow Funding Ltd., 1.13%, 10/08/30 (a)(b)	528
Jersey (USD) (1%)
650,000	GoldenTree Loan Management U.S. CLO Ltd. 2022-16A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.300%), 7.72%, 1/20/35 (c)(d)	654
Luxembourg (USD) (1%)
400,000	Minerva Luxembourg SA 144A, 8.88%, 9/13/33 (c)	393
632,216	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (c)	506
		899
Malaysia (MYR) (1%)
1,700,000	Malaysia Government Bond Series 0307, 3.50%, 5/31/27 (b)	353
7,700,000	Malaysia Government Bond Series 0222, 4.70%, 10/15/42 (b)	1,672
		2,025
Mexico (MXN) (1%)
11,660,000	Mexican Bonos Series M, 5.75%, 3/05/26 (b)	582
20,430,000	Mexican Bonos Series M, 7.75%, 11/13/42 (b)	906

Principal or Shares	Security Description	Value (000)

7,760,000	Mexican Bonos Series M, 8.50%, 5/31/29 (b)	$400
		1,888
Mexico (USD) (1%)
350,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (c)	305
350,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (c)	306
250,000	Mexico Government International Bond, 6.34%, 5/04/53	219
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	286
		1,116
Mongolia (USD) (0%)
700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (c)	531
Netherlands (EUR) (3%)
450,000	Cairn CLO 2023-17A 144A, (3 mo. EURIBOR + 1.800%), 5.89%, 10/18/36 (b)(c)(d)	476
600,000	Enel Finance International NV, 3.88%, 3/09/29 (a)(b)	628
600,000	JAB Holdings BV, 5.00%, 6/12/33 (a)(b)	634
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	298
530,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	602
700,000	Sagax Euro Mtn NL BV, 0.75%, 1/26/28 (a)(b)	601
650,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/09/27 (b)	628
		3,867
Netherlands (GBP) (0%)
500,000	NIBC Bank NV, 3.13%, 11/15/23 (a)(b)	607
New Zealand (USD) (1%)
800,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (c)(d)	757
Norway (EUR) (0%)
650,000	Aker BP ASA, 1.13%, 5/12/29 (a)(b)	578
Norway (USD) (0%)
350,000	Var Energi ASA 144A, 7.50%, 1/15/28 (c)	359
Paraguay (USD) (0%)
450,000	Paraguay Government International Bond 144A, 5.85%, 8/21/33 (c)	416
Peru (PEN) (1%)
8,500,000	Peru Government Bond, 5.35%, 8/12/40 (b)	1,723
Poland (PLN) (0%)
410,000	Republic of Poland Government Bond Series 1029, 2.75%, 10/25/29 (b)	85
Romania (EUR) (1%)
380,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 (b)(c)	238
750,000	Romanian Government International Bond 144A, 6.63%, 9/27/29 (b)(c)	818
		1,056
Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (b)	205
South Africa (ZAR) (1%)
45,000,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 (b)	2,125

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Spain (EUR) (4%)
500,000	Banco Bilbao Vizcaya Argentaria SA, (3 mo. EURIBOR + 1.700%), 4.63%, 1/13/31 (a)(b) (d)	$523
500,000	Banco de Sabadell SA, (1Year Euribor Swap Rate +2.400%), 5.25%, 2/07/29 (a)(b)(d)	524
600,000	CaixaBank SA, (3 mo. EURIBOR + 1.000%), 0.75%, 5/26/28 (a)(b)(d)	554
3,200,000	Spain Government Bond, 0.00%, 1/31/26 (b)(e)	3,146
1,150,000	Spain Government Bond 144A, 1.25%, 10/31/30 (a)(b)(c)	1,046
360,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	298
		6,091
Spain (USD) (0%)
600,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (d)	520
Sri Lanka (USD) (0%)
350,000	Sri Lanka Government International Bond, 6.85%, 11/03/25 (a)	183
Supranational (USD) (0%)
350,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (c)	349
Sweden (SEK) (0%)
2,900,000	Sweden Government Bond Series 1059, 1.00%, 11/12/26 (a)(b)	244
Switzerland (CHF) (1%)
1,050,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (a)(b)	1,119
Switzerland (USD) (0%)
500,000	UBS Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (c)(d)	560
Thailand (THB) (1%)
60,500,000	Thailand Government Bond, 1.59%, 12/17/35 (b)	1,385
United Kingdom (EUR) (1%)
750,000	Tesco Corporate Treasury Services PLC, 0.38%, 7/27/29 (a)(b)	636
United Kingdom (GBP) (2%)
350,000	Barclays PLC, 3.00%, 5/08/26 (a)(b)	392
130,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 8.22%, 11/17/30 (b)(c)(d)	151
1,500,000	United Kingdom Gilt, 3.75%, 7/22/52 (a)(b)	1,487
1,000,000	United Kingdom Gilt, 4.25%, 9/07/39 (a)(b)	1,134
220,000	United Kingdom Gilt, 5.00%, 3/07/25 (a)(b)	268
		3,432
United Kingdom (USD) (1%)
350,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (c)	318
520,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (c)	345
		663
United States (EUR) (3%)
375,000	Blackstone Holdings Finance Co. LLC, 1.50%, 4/10/29 (a)(b)	342
350,000	Booking Holdings Inc., 4.13%, 5/12/33 (b)	365

Principal or Shares	Security Description	Value (000)

550,000	Capital One Financial Corp., 1.65%, 6/12/29 (b)	$471
850,000	Discovery Communications LLC, 1.90%, 3/19/27 (b)	827
600,000	Duke Energy Corp., 3.10%, 6/15/28 (b)	604
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.833%), 1.10%, 4/29/33 (b)(d)	556
850,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 (b)	666
650,000	Prologis Euro Finance LLC, 0.25%, 9/10/27 (b)	596
650,000	Southern Co., (5 yr. Euro Swap + 2.108%), 1.88%, 9/15/81 (b)(d)	550
300,000	Verizon Communications Inc., 4.75%, 10/31/34 (b)	325
		5,302
United States (GBP) (1%)
350,000	General Motors Financial Co. Inc., 2.35%, 9/03/25 (a)(b)	397
550,000	Morgan Stanley, (Sterling Overnight Index Average + 2.252%), 5.79%, 11/18/33 (b)(d)	648
		1,045
United States (USD) (34%)
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	362
750,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.280%), 5.28%, 7/27/29 (d)	720
500,000	American Homes 4 Rent LP, 2.38%, 7/15/31	372
475,000	American Tower Corp., 5.50%, 3/15/28	460
850,000	American Tower Trust #1 144A, 5.49%, 3/15/28 (c)	836
251,550	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (c)	222
800,000	AT&T Inc., 4.35%, 3/01/29	737
350,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.472%), 3.97%, 2/07/30 (d)	310
1,000,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	878
850,000	Blue Owl Capital Corp., 3.75%, 7/22/25	795
425,000	Boeing Co., 2.20%, 2/04/26	391
850,000	BP Capital Markets America Inc., 4.89%, 9/11/33	778
750,000	Broadcom Inc. 144A, 3.50%, 2/15/41 (c)	499
637,500	BX Commercial Mortgage Trust 2019- XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.75%, 10/15/36 (c)(d)	625
2,273,598	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (f)	93
266,757	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (c)	221
350,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (c)	332
220,000	Centene Corp., 4.25%, 12/15/27	203
750,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.80%, 3/01/50	495
550,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (c)	556
500,000	Earthstone Energy Holdings LLC 144A, 9.88%, 7/15/31 (c)	539
550,000	Energy Transfer LP, 5.75%, 2/15/33	516

Annual Report   79

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

800,000	Equinix Inc., 2.50%, 5/15/31	$611
785,000	Evergy Inc., 2.90%, 9/15/29	660
680,000	Extra Space Storage LP, 2.20%, 10/15/30	519
198,785	Fannie Mae Connecticut Avenue Securities 2016-C07, (U.S. Secured Overnight Financing Rate Index 30day Average + 9.614%), 14.94%, 5/25/29 (d)	222
494,142	Fannie Mae Connecticut Avenue Securities 2016-C04, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.364%), 15.69%, 1/25/29 (d)	559
497,470	Fannie Mae Connecticut Avenue Securities 2016-C05, (U.S. Secured Overnight Financing Rate Index 30day Average + 10.864%), 16.19%, 1/25/29 (d)	565
360,471	Fannie Mae-Aces 2018-M13, 3.74%, 9/25/30 (f)	326
127,397	FN AL3577 30YR, 3.50%, 4/01/43	112
368,007	FN BP6345 30YR, 3.00%, 6/01/50	297
476,401	FN BW1433 30YR, 4.00%, 5/01/52	412
761,976	FN CB2759 30YR, 3.00%, 2/01/52	611
1,223,239	FN CB3258 30YR, 3.50%, 4/01/52	1,021
1,164,205	FN CB4127 30YR, 4.50%, 7/01/52	1,041
536,472	FN CB5106 30YR, 5.00%, 11/01/52	495
481,993	FN FM1717 30YR, 3.50%, 12/01/45	424
912,645	FN FM3162 30YR, 3.00%, 11/01/46	768
1,513,990	FN FM7194 30YR, 2.50%, 3/01/51	1,171
1,012,402	FN FM9195 30YR, 2.50%, 10/01/51	780
652,381	FN FS0007 30YR, 3.00%, 8/01/50	525
566,238	FN FS3111 30YR, 5.00%, 9/01/52	523
558,566	FN MA4413 30YR, 2.00%, 9/01/51	414
552,724	FN MA4785 30YR, 5.00%, 10/01/52	510
384,344	FN MA4876 30YR, 6.00%, 12/01/52	376
1,251,630	FR RA3728 30YR, 2.00%, 10/01/50	931
1,196,846	FR RA7778 30YR, 4.50%, 8/01/52	1,071
1,690,212	FR SB8509 15YR, 2.00%, 1/01/36	1,450
1,121,432	FR SD0729 30YR, 2.00%, 10/01/51	831
963,430	FR SD1035 30YR, 4.00%, 5/01/52	834
647,282	FR SD8064 30YR, 4.00%, 5/01/50	570
1,135,227	FR SD8230 30YR, 4.50%, 6/01/52	1,015
1,120,132	FR ZA4718 30YR, 3.00%, 10/01/46	927
836,988	FR ZT0534 30YR, 3.50%, 12/01/47	718
400,000	Freddie Mac STACR REMIC Trust 2020- DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.614%), 7.94%, 2/25/50 (c)(d)	403
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 8.72%, 8/25/33 (c)(d)	817
350,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (c)	336
421,318	G2 MA3663 30YR, 3.50%, 5/20/46	366
466,168	G2 MA4195 30YR, 3.00%, 1/20/47	391
468,953	G2 MA5265 30YR, 4.50%, 6/20/48	430
1,092,892	G2 MA6930 30YR, 2.00%, 10/20/50	849
1,403,289	G2 MA7472 30YR, 2.50%, 7/20/51	1,121
1,039,276	G2 MA7766 30YR, 2.00%, 12/20/51	803
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	468
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	402
425,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (c)	354

Principal or Shares	Security Description	Value (000)

685,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	$572
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (c)	286
350,000	JPMorgan Chase & Co., (3 mo. Term Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	288
114,522	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (c)	112
598,572	JPMorgan Chase Bank N.A.-CACLN 2020-2 144A, 31.36%, 2/25/28 (c)	713
220,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (c)	202
290,000	National Fuel Gas Co., 5.50%, 1/15/26	284
470,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (c)	552
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (c)	74
400,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	368
600,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	431
288,750	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (c)	238
696,851	Progress Residential Trust 2019-SFR4 144A, 2.69%, 10/17/36 (c)	674
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	397
392,053	Santander Bank Auto Credit-Linked Notes 2022-A 144A, 5.28%, 5/15/32 (c)	387
129,807	Santander Bank Auto Credit-Linked Notes 2022-B 144A, 6.79%, 8/16/32 (c)	129
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (c)	478
850,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (c)	643
850,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (c)	811
100,000	U.S. Treasury Bill, 5.38%, 2/08/24 (e)	99
100,000	U.S. Treasury Bill, 5.39%, 2/01/24 (e)	99
1,900,000	U.S. Treasury Bill, 5.47%, 4/25/24 (e)	1,850
1,600,000	U.S. Treasury Bond, 2.00%, 8/15/51	865
2,810,000	U.S. Treasury Bond, 2.25%, 8/15/46 (g)(h)	1,684
1,100,000	U.S. Treasury Note, 2.75%, 8/15/32	931
1,600,000	U.S. Treasury Note, 3.25%, 6/30/27	1,514
600,000	Venture Global LNG Inc. 144A, 8.13%, 6/01/28 (c)	583
350,000	Venture Global LNG Inc. 144A, 9.50%, 2/01/29 (c)	356
800,000	VMware Inc., 2.20%, 8/15/31	592
800,000	Warnermedia Holdings Inc., 5.14%, 3/15/52	566
800,000	Welltower Inc., 3.85%, 6/15/32	664
300,000	Western Midstream Operating LP, 6.15%, 4/01/33	284
550,000	Workday Inc., 3.80%, 4/01/32	458
		57,153
Uruguay (UYU) (0%)
18,644,102	Uruguay Government International Bond, 3.88%, 7/02/40 (b)	473
Uzbekistan (USD) (0%)
650,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (c)	490
Total Bonds (Cost - $182,578)		154,790
Bank Loans(i) (1%)

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
902,000	DirectV Financing LLC Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 10.44%, 8/02/27	$879

Investment Company (5%)
4,180,692	Payden Cash Reserves Money Market Fund *	4,181
147,059	Payden Emerging Market Corporate Bond Fund *	1,198
498,956	Payden Emerging Markets Local Bond Fund *	2,260
146,702	Payden Floating Rate Fund, SI Class *	1,413

Total Investment Company (Cost - $9,264)		9,052
Total Investments (Cost - $192,743) (99%)		164,721
Other Assets, net of Liabilities (1%)		998

Net Assets (100%)		$165,719

*	Affiliated investment.
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(e)	Yield to maturity at time of purchase.
(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 39,834	USD 42,111	State Street Bank & Trust Co.	11/06/2023	$48
GBP 4,345	USD 5,270	HSBC Bank USA, N.A.	11/06/2023	11
JPY 1,836,400	USD 12,126	Citibank, N.A.	11/06/2023	2
USD 2,253	MYR 10,511	Barclays Bank PLC	11/22/2023	44
USD 1,500	THB 53,390	Barclays Bank PLC	11/22/2023	12
USD 1,290	CHF 1,161	BNP PARIBAS	11/22/2023	10
USD 12,373	JPY 1,836,400	Citibank, N.A.	11/06/2023	245
USD 895	AUD 1,392	Citibank, N.A.	11/22/2023	11
USD 2,824	IDR 43,408,000	Citibank, N.A.	11/22/2023	92
USD 1,179	CHF 1,047	Citibank, N.A.	01/24/2024	17
USD 5,304	GBP 4,345	HSBC Bank USA, N.A.	11/06/2023	23
USD 1,915	CNH 13,758	HSBC Bank USA, N.A.	11/14/2023	39
USD 2,708	CAD 3,624	HSBC Bank USA, N.A.	11/22/2023	93

Annual Report   81

            Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 919	CZK 20,910	HSBC Bank USA, N.A.	11/22/2023	$20
USD 2,690	EUR 2,463	HSBC Bank USA, N.A.	11/22/2023	82
USD 2,250	MXN 38,990	HSBC Bank USA, N.A.	11/22/2023	95
USD 713	PEN 2,657	HSBC Bank USA, N.A.	11/22/2023	22
USD 237	SGD 321	HSBC Bank USA, N.A.	11/22/2023	2
USD 266	SEK 2,910	HSBC Bank USA, N.A.	01/24/2024	4
USD 42,233	EUR 39,834	State Street Bank & Trust Co.	11/06/2023	74
USD 3,719	CAD 5,096	State Street Bank & Trust Co.	01/24/2024	39

				985

Liabilities:
CAD 3,624	USD 2,675	Citibank, N.A.	11/22/2023	(61)
CLP 762,300	USD 861	Citibank, N.A.	11/22/2023	(10)
EUR 2,463	USD 2,641	HSBC Bank USA, N.A.	11/22/2023	(32)
IDR 22,000,000	USD 1,386	Citibank, N.A.	11/22/2023	(1)
JPY 189,700	USD 1,292	BNP PARIBAS	11/22/2023	(36)
JPY 261,100	USD 1,823	Citibank, N.A.	11/22/2023	(94)
USD 2,137	AUD 3,368	Barclays Bank PLC	01/24/2024	(6)
USD 192	PLN 837	BNP PARIBAS	11/22/2023	(7)
USD 2,533	ZAR 47,900	Citibank, N.A.	11/22/2023	(32)
USD 15,466	JPY 2,331,100	Citibank, N.A.	12/06/2023	(7)
USD 5,251	GBP 4,329	HSBC Bank USA, N.A.	12/06/2023	(12)
USD 135	DKK 945	HSBC Bank USA, N.A.	01/24/2024	—
USD 41,416	EUR 39,127	State Street Bank & Trust Co.	12/06/2023	(51)

				(349)

Net Unrealized Appreciation (Depreciation)				$636

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Buxl Futue	3	Dec-23	$382	$(40)	$(40)
Euro-Schatz Future	20	Dec-23	2,226	(4)	(4)
Long Gilt Future	20	Dec-23	2,265	(37)	(37)
U.S. Long Bond Future	36	Dec-23	3,940	(336)	(336)
U.S. Treasury 10-Year Note Future	30	Dec-23	3,185	(113)	(113)
U.S. Treasury 2-Year Note Future	23	Dec-23	4,656	(18)	(18)
U.S. Treasury 5-Year Note Future	126	Dec-23	13,164	(215)	(215)

					(763)

Short Contracts:
Euro-Bobl Future	28	Dec-23	(3,445)	24	24
Euro-Bund Future	21	Dec-23	(2,866)	(10)	(10)
U.S. Treasury 10-Year Ultra Future	62	Dec-23	(6,747)	377	377
U.S. Ultra Bond Future	5	Dec-23	(563)	(11)	(11)

					380

Total Futures					$(383)

82   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	USD 4,540	$2	$(33)	$35
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2028	EUR 3,870	(104)	(160)	56

			$(102)	$(193)	$91

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 3.830% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	$(192)	$—	$(192)
10-Year Interest Rate Swap, Receive Fixed 1.800% Quarterly, Pay Variable 3.820% (3M KWCDC) Quarterly	09/23/2031	KRW 2,288,000	(271)	—	(271)
5-Year Interest Rate Swap, Receive Fixed 2.3775% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	07/24/2028	CNY 40,100	(4)	—	(4)
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	02/05/2025	CNY 2,350	2	—	2
5-Year Interest Rate Swap, Receive Fixed 2.635% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	01/08/2026	CNY 38,600	57	—	57
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	09/16/2025	CNY 12,200	20	—	20
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly, Pay Variable 2.800% (CNRR007) Quarterly	10/14/2025	CNY 10,000	16	—	16
5-Year Interest Rate Swap, Receive Fixed 2.8225% Quarterly, Pay Variable 2.800% (CNRR007) Quarterly	02/15/2028	CNY 35,900	100	—	100
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	01/17/2025	CNY 11,580	17	—	17
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	12/09/2024	CNY 28,890	43	—	43
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	07/03/2025	CNY 11,800	7	—	7
5-Year Interest Rate Swap, Receive Fixed 2.4810% Quarterly, Pay Variable 2.600% (CNRR007) Quarterly	09/22/2026	CNY 33,000	36	—	36

			$(169)	$—	$(169)

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly, Counterparty:
Goldman Sachs & Co.	05/08/2025	CNY 16,000	$(9)	$—	$(9)

See notes to financial statements.

Annual Report   83

            Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Foreign Government	78%
Corporate Bond	20%
Investment Company	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Bonds (96%)
Angola (USD) (2%)
3,935,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$3,149
4,620,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	3,301
3,950,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	3,809
		10,259
Argentina (USD) (1%)
6,930,000	Argentine Republic Government International Bond, 0.75%, 7/09/30	1,941
1,718,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	466
4,697,500	Argentine Republic Government International Bond, 3.50%, 7/09/41	1,243
13,617,476	Argentine Republic Government International Bond, 3.63%, 7/09/35	3,399
4,004,090	Argentine Republic Government International Bond, 4.25%, 1/09/38	1,219
2,094,183	Provincia de Cordoba 144A, 6.88%, 12/10/25 (a)	1,749
		10,017
Armenia (USD) (0%)
2,330,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	1,723
Bahamas (USD) (0%)
515,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	416

Principal or Shares	Security Description	Value (000)
Bahrain (USD) (2%)
4,845,000	Bahrain Government International Bond 144A, 5.25%, 1/25/33 (a)	$3,973
2,890,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	2,527
4,000,000	Bahrain Government International Bond 144A, 5.63%, 5/18/34 (a)	3,290
3,450,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	3,338
		13,128
Belarus (USD) (0%)
1,450,000	Republic of Belarus International Bond, 6.20%, 2/28/30 (b)	522
745,000	Republic of Belarus International Bond, 7.63%, 6/29/27 (b)	335
		857
Bermuda (USD) (1%)
2,260,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	1,341
1,590,000	Bermuda Government International Bond 144A, 5.00%, 7/15/32 (a)	1,451
2,430,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	2,044
2,295,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	1,899
		6,735
Brazil (BRL) (2%)
9,200,000	Brazil Letras do Tesouro Nacional, 11.03%, 4/01/24 BRL (c)(d)	1,745
22,200,000	Brazil Letras do Tesouro Nacional, 12.26%, 1/01/24 BRL (c)(d)	4,322

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

8,936,241	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/50 BRL (d)	$1,793
45,400,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (d)	8,504
		16,364
Brazil (USD) (1%)
1,790,000	Brazilian Government International Bond, 2.88%, 6/06/25	1,705
2,380,000	Brazilian Government International Bond, 4.63%, 1/13/28	2,277
3,230,000	Brazilian Government International Bond, 6.00%, 10/20/33	2,995
		6,977
Cayman Islands (USD) (1%)
2,750,000	CK Hutchison International 23 Ltd. 144A, 4.88%, 4/21/33 (a)	2,508
2,295,000	Gaci First Investment Co., 5.38%, 10/13/22 (b)	1,775
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(c)(e)	18
		4,301
Chile (CLP) (1%)
3,166,474,620	Bonos de la Tesoreria de la Republica 144A, 3.40%, 10/01/39 CLP (a)(b)(d)	3,561
3,730,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (a)(b)(d)	4,110
2,210,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 10/01/34 CLP (a)(b)(d)	2,305
		9,976
Chile (EUR) (1%)
3,460,000	Chile Government International Bond, 4.13%, 7/05/34 EUR (d)	3,456
Chile (USD) (2%)
2,146,524	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	1,396
6,510,000	Chile Government International Bond, 3.10%, 5/07/41	4,258
3,120,000	Chile Government International Bond, 3.25%, 9/21/71	1,672
4,353,244	Chile Government International Bond, 5.33%, 1/05/54	3,703
2,695,000	Interchile SA 144A, 4.50%, 6/30/56 (a)	1,957
		12,986
Colombia (USD) (5%)
3,702,000	Colombia Government International Bond, 3.13%, 4/15/31	2,750
3,295,000	Colombia Government International Bond, 3.25%, 4/22/32	2,368
2,340,000	Colombia Government International Bond, 3.88%, 4/25/27	2,138
1,440,000	Colombia Government International Bond, 4.13%, 2/22/42	862
1,780,000	Colombia Government International Bond, 4.50%, 1/28/26	1,708
3,035,000	Colombia Government International Bond, 4.50%, 3/15/29	2,650
4,680,000	Colombia Government International Bond, 5.00%, 6/15/45	3,014
12,279,000	Colombia Government International Bond, 6.13%, 1/18/41	9,430
3,705,000	Colombia Government International Bond, 7.38%, 9/18/37	3,353

Principal or Shares	Security Description	Value (000)

1,970,000	Colombia Government International Bond, 7.50%, 2/02/34	$1,848
1,332,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	880
3,420,000	Ecopetrol SA, 8.63%, 1/19/29	3,415
		34,416
Costa Rica (USD) (2%)
3,255,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)	3,106
7,790,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	7,433
925,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	851
2,300,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	2,155
		13,545
Czech Republic (CZK) (1%)
46,250,000	Czech Republic Government Bond Series 103, 2.00%, 10/13/33 CZK (d)	1,580
190,950,000	Czech Republic Government Bond Series 105, 2.75%, 7/23/29 CZK (d)	7,508
		9,088
Dominica Republic (DOP) (0%)
92,100,000	Dominican Republic International Bond 144A, 11.25%, 9/15/35 DOP (a)(d)	1,610
Dominica Republic (USD) (3%)
4,555,000	Dominican Republic International Bond 144A, 4.50%, 1/30/30 (a)	3,872
2,225,000	Dominican Republic International Bond 144A, 5.30%, 1/21/41 (a)	1,628
4,190,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	3,829
4,070,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	3,873
4,755,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	4,754
		17,956
Ecuador (USD) (1%)
1,257,250	Ecuador Government International Bond 144A, 2.50%, 7/31/40 (a)	427
9,529,458	Ecuador Government International Bond 144A, 3.50%, 7/31/35 (a)	3,653
8,990,000	Ecuador Government International Bond 144A, 16.74%, 7/31/30 (a)(c)	2,714
		6,794
Egypt (EUR) (1%)
10,260,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (a)(d)	5,875
Egypt (USD) (0%)
3,920,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	2,005
1,205,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	638
		2,643
El Salvador (USD) (1%)
2,005,000	El Salvador Government International Bond 144A, 7.63%, 2/01/41 (a)	1,350
3,000,000	El Salvador Government International Bond 144A, 8.63%, 2/28/29 (a)	2,461

Annual Report   85

        Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,575,000	El Salvador Government International Bond 144A, 9.50%, 7/15/52 (a)	$1,897
		5,708
Gabon (USD) (0%)
3,088,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	2,195
Ghana (USD) (2%)
1,650,000	Ghana Government International Bond 144A, 6.31%, 4/07/25 (a)(c)	636
2,490,000	Ghana Government International Bond 144A, 8.13%, 3/26/32 (a)	1,056
1,910,000	Ghana Government International Bond 144A, 8.63%, 4/07/34 (a)	818
9,450,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	3,958
6,065,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	3,785
		10,253
Guatemala (USD) (1%)
2,267,000	Guatemala Government Bond 144A, 4.38%, 6/05/27 (a)	2,086
2,609,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	2,470
2,855,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	1,985
580,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	517
		7,058
Hungary (EUR) (1%)
3,415,000	Hungary Government International Bond, 5.00%, 2/22/27 EUR (b)(d)	3,645
Hungary (HUF) (1%)
1,893,290,000	Hungary Government Bond Series 33/A, 2.25%, 4/20/33 HUF (d)(f)	3,516
Hungary (USD) (2%)
4,140,000	Hungary Government International Bond 144A, 2.13%, 9/22/31 (a)	2,993
2,940,000	Hungary Government International Bond 144A, 3.13%, 9/21/51 (a)	1,579
2,590,000	Hungary Government International Bond, 5.38%, 3/25/24	2,587
2,110,000	Hungary Government International Bond 144A, 6.13%, 5/22/28 (a)	2,096
2,540,000	Hungary Government International Bond 144A, 6.25%, 9/22/32 (a)	2,448
3,604,000	Hungary Government International Bond, 7.63%, 3/29/41	3,703
		15,406
Indonesia (EUR) (1%)
4,250,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR (d)	3,507
Indonesia (USD) (2%)
2,920,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	2,542
1,260,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 144A, 4.75%, 5/15/25 (a)	1,235

2,420,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 144A, 5.80%, 5/15/50 (a)	1,911

Principal or Shares	Security Description	Value (000)

3,490,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	$3,278
864,000	Perusahaan Listrik Negara PT 144A, 4.88%, 7/17/49 (a)	617
2,150,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	1,643
1,345,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	1,141
5,100,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A, 4.00%, 6/30/50 (a)	3,106
		15,473
Ireland (USD) (1%)
3,910,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	3,366
Israel (USD) (0%)
2,255,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(b)	1,918
Ivory Coast (EUR) (1%)
2,260,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(d)	1,813
2,436,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)(d)	2,136
2,250,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)(d)	1,944
2,070,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)(d)	1,476
		7,369
Ivory Coast (USD) (1%)
3,765,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	3,514
Jersey (USD) (0%)
3,775,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	2,856
Jordan (USD) (1%)
1,760,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	1,643
2,295,000	Jordan Government International Bond 144A, 7.50%, 1/13/29 (a)	2,142
3,070,000	Jordan Government International Bond 144A, 7.75%, 1/15/28 (a)	2,932
		6,717
Kazakhstan (USD) (0%)
4,575,000	KazMunayGas National Co. JSC 144A, 3.50%, 4/14/33 (a)	3,346
Kenya (USD) (2%)
2,125,000	Republic of Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	2,036
3,215,000	Republic of Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	2,790
4,735,000	Republic of Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	3,857
1,495,000	Republic of Kenya Government International Bond 144A, 8.00%, 5/22/32 (a)	1,175
5,560,000	Republic of Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	3,917
		13,775
Lebanon (USD) (0%)
2,500,000	Lebanon Government International Bond, 6.00%, 1/27/23 (b)(g)	203

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,760,000	Lebanon Government International Bond, 6.20%, 2/26/25 (b)(g)	$178
1,805,000	Lebanon Government International Bond, 6.60%, 11/27/26 (b)(g)	114
1,096,000	Lebanon Government International Bond, 6.65%, 2/26/30 (b)(g)	72
1,540,000	Lebanon Government International Bond, 6.75%, 11/29/27 (b)(g)	100
1,210,000	Lebanon Government International Bond, 6.85%, 5/25/29 (g)	78
2,590,000	Lebanon Government International Bond Series 15YR, 7.00%, 3/23/32 (b)(g)	166
		911
Luxembourg (USD) (1%)
3,465,000	EIG Pearl Holdings Sarl 144A, 4.39%, 11/30/46 (a)	2,376
2,905,891	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	2,325
		4,701
Malaysia (MYR) (0%)
15,020,000	Malaysia Government Bond Series 0418, 4.89%, 6/08/38 MYR (d)	3,368
Malaysia (USD) (0%)
3,180,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	2,483
Mauritius (USD) (1%)
775,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	717
649,250	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	547
520,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	480
2,325,804	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	2,033
		3,777
Mexico (MXN) (0%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (d)	920
Mexico (USD) (7%)
1,690,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(e)(h)	1,565
3,207,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	2,849
2,050,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	1,786
3,536,447	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	3,306
5,070,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	3,638
4,830,000	Mexico Government International Bond, 4.88%, 5/19/33	4,245
2,110,000	Mexico Government International Bond, 5.40%, 2/09/28	2,075
4,810,000	Mexico Government International Bond, 6.34%, 5/04/53	4,217
2,570,000	Mexico Government International Bond, 6.35%, 2/09/35	2,463
3,458,000	Petroleos Mexicanos, 6.49%, 1/23/27	3,065
3,740,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,302
3,020,000	Petroleos Mexicanos, 6.63%, 6/15/35	1,994
5,561,000	Petroleos Mexicanos, 6.70%, 2/16/32	4,104

Principal or Shares	Security Description	Value (000)

5,664,000	Petroleos Mexicanos, 6.75%, 9/21/47	$3,213
4,735,000	Petroleos Mexicanos, 6.95%, 1/28/60	2,685
2,375,000	Petroleos Mexicanos, 7.69%, 1/23/50	1,468
2,880,000	Petroleos Mexicanos, 8.75%, 6/02/29	2,549
		48,524
Mongolia (USD) (1%)
4,380,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	3,679
2,270,000	Mongolia Government International Bond 144A, 8.65%, 1/19/28 (a)	2,260
		5,939
Morocco (USD) (1%)
3,695,000	Morocco Government International Bond 144A, 3.00%, 12/15/32 (a)	2,766
3,605,000	Morocco Government International Bond 144A, 5.95%, 3/08/28 (a)	3,539
3,150,000	Morocco Government International Bond 144A, 6.50%, 9/08/33 (a)	3,029
		9,334
Namibia (USD) (1%)
4,418,000	Namibia International Bonds 144A, 5.25%, 10/29/25 (a)	4,203
Netherlands (USD) (1%)
3,775,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	2,795
2,370,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	1,279
		4,074
Nigeria (USD) (3%)
4,490,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	3,680
3,975,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	3,427
3,425,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	2,764
1,010,000	Nigeria Government International Bond 144A, 7.38%, 9/28/33 (a)	762
4,105,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	2,938
5,325,000	Nigeria Government International Bond 144A, 8.25%, 9/28/51 (a)	3,762
3,055,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	2,687
		20,020
Oman (USD) (2%)
5,040,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	4,887
5,300,000	Oman Government International Bond 144A, 6.25%, 1/25/31 (a)	5,160
2,060,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	1,805
860,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	773
2,050,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	2,134
1,680,000	Oman Sovereign Sukuk Co. 144A, 5.93%, 10/31/25 (a)	1,676
		16,435
Pakistan (USD) (1%)
7,715,000	Pakistan Government International Bond 144A, 7.38%, 4/08/31 (a)	3,829

Annual Report   87

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,665,000	Pakistan Government International Bond 144A, 8.88%, 4/08/51 (a)	$1,303
		5,132
Panama (USD) (1%)
2,830,000	Panama Government International Bond, 3.87%, 7/23/60	1,509
2,680,000	Panama Government International Bond, 4.30%, 4/29/53	1,620
2,475,000	Panama Government International Bond, 4.50%, 4/16/50	1,560
1,820,000	Panama Government International Bond, 6.40%, 2/14/35	1,675
		6,364
Paraguay (USD) (2%)
4,610,000	Paraguay Government International Bond 144A, 2.74%, 1/29/33 (a)	3,459
3,150,000	Paraguay Government International Bond 144A, 4.70%, 3/27/27 (a)	3,010
3,735,000	Paraguay Government International Bond 144A, 5.85%, 8/21/33 (a)	3,452
815,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	686
		10,607
Peru (PEN) (2%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(d)	1,604
25,050,000	Peru Government Bond, 5.35%, 8/12/40 PEN (d)	5,078
20,300,000	Peru Government Bond 144A, 7.30%, 8/12/33 PEN (a)(b)(d)	5,181
		11,863
Peru (USD) (1%)
1,105,000	Banco de Credito del Peru S.A. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.000%), 3.13%, 7/01/30 (a)(h)	1,013
450,000	Banco de Credito del Peru S.A. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.450%), 3.25%, 9/30/31 (a)(h)	393
8,610,000	Peruvian Government International Bond, 3.60%, 1/15/72	4,919
		6,325
Philippines (USD) (0%)
1,130,000	Philippine Government International Bond, 5.00%, 7/17/33	1,068
2,410,000	Philippine Government International Bond, 5.50%, 1/17/48	2,169
		3,237
Poland (USD) (1%)
2,160,000	Bank Gospodarstwa Krajowego 144A, 5.38%, 5/22/33 (a)	2,013
2,800,000	Republic of Poland Government International Bond, 5.50%, 4/04/53	2,479
		4,492
Qatar (USD) (1%)
4,240,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	3,280
4,015,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	3,294

Principal or Shares	Security Description	Value (000)

2,725,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	$2,339
		8,913
Romania (EUR) (1%)
5,535,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)(d)	3,477
2,726,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)(d)	2,140
		5,617
Romania (USD) (1%)
3,300,000	Romanian Government International Bond 144A, 3.00%, 2/27/27 (a)	2,991
3,990,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	2,964
2,220,000	Romanian Government International Bond 144A, 7.63%, 1/17/53 (a)	2,190
		8,145
Saudi Arabia (USD) (3%)
2,810,000	Saudi Arabian Oil Co. 144A, 3.50%, 11/24/70 (a)	1,589
5,135,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	4,036
3,860,000	Saudi Government International Bond 144A, 3.25%, 11/17/51 (a)	2,254
7,525,000	Saudi Government International Bond 144A, 3.45%, 2/02/61 (a)	4,387
6,155,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	3,912
5,620,000	Saudi Government International Bond 144A, 5.00%, 1/18/53 (a)	4,461
1,785,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	1,479
		22,118
Serbia (EUR) (1%)
4,075,000	Serbia International Bond 144A, 3.13%, 5/15/27 EUR (a)(d)	3,917
Singapore (USD) (0%)
1,314,594	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	1,221
South Africa (USD) (4%)
2,885,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	2,618
1,410,000	Eskom Holdings SOC Ltd. 144A, 7.13%, 2/11/25 (a)	1,386
1,605,000	Eskom Holdings SOC Ltd. 144A, 8.45%, 8/10/28 (a)	1,524
2,780,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	2,403
2,700,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	1,764
2,625,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	1,714
11,730,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	10,317
1,885,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	1,595
2,915,000	Republic of South Africa Government International Bond, 7.30%, 4/20/52	2,278
		25,599

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

South Africa (ZAR) (2%)
351,672,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (d)	$10,819
Spain (USD) (0%)
1,780,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	1,217
1,638,582	AI Candelaria Spain SA 144A, 7.50%, 12/15/28 (a)	1,474
		2,691
Sri Lanka (USD) (2%)
2,875,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	1,527
6,895,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	3,471
8,015,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	4,178
7,765,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	4,057
1,885,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	949
5,665,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	2,850
		17,032
Supranational (USD) (0%)
2,390,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.75%, 4/01/33	2,114
Thailand (THB) (1%)
99,660,000	Thailand Government Bond, 2.00%, 6/17/42 THB (d)	2,159
51,365,000	Thailand Government Bond, 3.45%, 6/17/43 THB (d)	1,384
		3,543
Turkey (USD) (1%)
2,045,000	Turkiye Government International Bond, 4.25%, 4/14/26	1,882
4,670,000	Turkiye Government International Bond, 6.00%, 1/14/41	3,344
4,350,000	Turkiye Government International Bond, 9.13%, 7/13/30	4,359
		9,585
Ukraine (EUR) (0%)
1,385,000	Ukraine Government International Bond 144A, 4.38%, 1/27/32 EUR (a)(d)	338
2,790,000	Ukraine Government International Bond 144A, 6.75%, 6/20/28 EUR (a)(d)	732
		1,070
Ukraine (UAH) (0%)
56,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)(d)	1,189
Ukraine (USD) (1%)
4,360,000	Ukraine Government International Bond 144A, 7.25%, 3/15/35 (a)	1,114
980,000	Ukraine Government International Bond 144A, 7.38%, 9/25/34 (a)	250
3,005,000	Ukraine Government International Bond, 7.75%, 9/01/27 (b)	857
1,135,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	324

Principal or Shares	Security Description	Value (000)

6,015,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	$1,716
4,668,000	Ukraine Government International Bond 144A, 7.75%, 9/01/29 (a)	1,321
2,695,000	Ukraine Government International Bond 144A, 7.75%, 8/01/41 (a)(h)(i)	1,130
		6,712
United Arab Emirates (USD) (2%)
9,098,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	7,466
3,390,000	Emirate of Dubai Government International Bonds, 3.90%, 9/09/50 (b)	2,203
1,380,000	MDGH GMTN RSC Ltd. 144A, 5.08%, 5/22/53 (a)	1,153
2,100,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(e)(h)	1,816
		12,638
United Kingdom (USD) (0%)
800,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	588
United States (USD) (1%)
5,045,708	BBFI Liquidating Trust 144A, 36.32%, 12/30/99 (a)(c)	2,200
670,000	Kosmos Energy Ltd. 144A, 7.50%, 3/01/28 (a)	587
580,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	522
1,830,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	1,647
640,000	NBM U.S. Holdings Inc. 144A, 7.00%, 5/14/26 (a)	635
1,730,000	Sasol Financing USA LLC, 5.88%, 3/27/24	1,715
		7,306
Uruguay (UYU) (1%)
43,523,698	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (d)	1,105
141,147,855	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (d)	3,673
41,200,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (d)	942
		5,720
Uzbekistan (USD) (3%)
8,035,000	Republic of Uzbekistan International Bond 144A, 3.70%, 11/25/30 (a)	6,139
6,145,000	Republic of Uzbekistan International Bond 144A, 4.75%, 2/20/24 (a)	6,106
4,550,000	Republic of Uzbekistan International Bond 144A, 5.38%, 2/20/29 (a)	4,055
3,110,000	Republic of Uzbekistan International Bond 144A, 7.85%, 10/12/28 (a)	3,105
		19,405
Venezuela (USD) (0%)
3,630,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (b)(g)	501
3,440,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (b)(g)	441
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (b)(g)	948
2,890,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (b)(g)	380
1,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (b)(g)	246

Annual Report   89

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

4,560,000	Venezuela Government International Bond, 7.65%, 4/21/25 (b)(g)	$820
2,350,000	Venezuela Government International Bond, 7.75%, 10/13/19 (b)(g)	367
5,300,000	Venezuela Government International Bond, 9.25%, 9/15/27 (g)	1,008
		4,711
Virgin Islands (British) (USD) (0%)
1,805,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	1,591
Zambia (USD) (1%)
4,835,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	2,977
4,635,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	2,845

		5,822

Total Bonds (Cost - $812,171)		659,519

Investment Company (2%)
11,440,496	Payden Cash Reserves Money Market Fund* (Cost - $11,440)	11,440

Total Investments (Cost - $823,611) (98%)		670,959
Other Assets, net of Liabilities (2%)		13,773
Net Assets (100%)		$684,732
*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.
(d)	Principal in foreign currency.
(e)	Perpetual security with no stated maturity date.
(f)

All or a portion of these securities are on loan. At October 31, 2023, the total market value of the Fund’s securities on loan is $3,391 and the total market value of the collateral held by the Fund is $3,653. Amounts in 000s.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 2,758,700	USD 2,998	BNP PARIBAS	11/10/2023	$83
INR 638,620	USD 7,654	HSBC Bank USA, N.A.	11/13/2023	14
KZT 1,751,300	USD 3,652	HSBC Bank USA, N.A.	11/20/2023	58
USD 5,989	IDR 92,422,000	Barclays Bank PLC	01/22/2024	175
USD 3,554	MYR 16,586	Barclays Bank PLC	03/11/2024	40
USD 3,621	HUF 1,309,300	BNP PARIBAS	11/16/2023	9
USD 11,229	RON 50,932	BNP PARIBAS	11/20/2023	382
USD 8,084	CZK 179,270	BNP PARIBAS	01/22/2024	375
USD 7,696	CNH 55,297	HSBC Bank USA, N.A.	11/14/2023	157
USD 798	PEN 3,062	HSBC Bank USA, N.A.	12/13/2023	2
USD 2,449	BRL 12,448	HSBC Bank USA, N.A.	01/10/2024	—
USD 4,843	MXN 87,610	HSBC Bank USA, N.A.	01/16/2024	47
USD 42,867	EUR 39,860	HSBC Bank USA, N.A.	03/18/2024	412

				1,754

Liabilities:
IDR 92,422,000	USD 5,871	Barclays Bank PLC	01/22/2024	(56)
PEN 8,778	USD 2,338	HSBC Bank USA, N.A.	12/13/2023	(57)
PLN 14,888	USD 3,534	BNP PARIBAS	11/13/2023	(1)
RON 50,946	USD 10,864	BNP PARIBAS	11/20/2023	(14)
THB 331,950	USD 9,481	Barclays Bank PLC	11/20/2023	(229)
USD 19,637	THB 715,940	Barclays Bank PLC	11/20/2023	(318)
USD 7,298	BRL 37,332	Barclays Bank PLC	01/10/2024	(46)
USD 5,803	CLP 5,440,900	BNP PARIBAS	11/10/2023	(273)
USD 1,579	CZK 36,970	BNP PARIBAS	01/22/2024	(11)
USD 3,372	ZAR 64,650	BNP PARIBAS	01/22/2024	(71)

90   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 10,766	ZAR 204,060	HSBC Bank USA, N.A.	01/22/2024	$(104)

				(1,180)

Net Unrealized Appreciation (Depreciation)				$574

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 8.390% Annually, Pay Variable 11.504% (MXIBTIIE) 28 days	04/01/2033	MXN 49,950	$(216)	$—	$(216)
10-Year MXIBTIIE Swap, Receive Fixed 8.150% 28 Days, Pay Variable 11.504% (MXIBTIIE) 28 Days	07/30/2032	MXN 74,200	(373)	—	(373)
10-Year MXIBTIIE Swap, Receive Fixed 8.340% 28 Days, Pay Variable 11.504% (MXIBTIIE) 28 Days	03/29/2033	MXN 66,500	(300)	—	(300)
10-Year MXIBTIIE Swap, Receive Fixed 8.8% 28 Days, Pay Variable 11.504% (MXIBTIIE) 28 Days	06/25/2032	MXN 92,400	(254)	—	(254)
10-Year MXIBTIIE Swap, Receive Fixed 8.81% 28 Days, Pay Variable 11.504% (MXIBTIIE) 28 Days	06/24/2032	MXN 151,800	(412)	—	(412)
10-Year MXIBTIIE Swap, Receive Fixed 9.400% 28 Days, Pay Variable 11.504% (MXIBTIIE) 28 Days	09/28/2033	MXN 87,700	(81)	—	(81)
8-Year Interest Rate Swap, Pay Fixed 1.341% Annually, Receive Variable 3.906% (ESTRON) Annually	10/17/2030	EUR 2,250	254	—	254
8-Year SOFR Swap, Receive Fixed 2.776% Annually, Pay Variable 5.350% (SOFRRATE) Annually	10/17/2030	USD 2,534	(262)	—	(262)
9-Year Interest Rate Swap, Pay Fixed 2.079% Annually, Receive Variable 3.882% (ESTRON) Annually	10/30/2031	EUR 5,215	423	—	423
9-Year SOFR Swap, Receive Fixed 2.921% Annually, Pay Variable 5.350% (SOFRRATE) Annually	10/30/2031	USD 5,530	(685)	—	(685)

			$(1,906)	$—	$(1,906)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,391
Non-cash Collateral[2]	(3,391)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   91

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return.
Portfolio Composition - percent of investments

Foreign Government	94%
Corporate Bond	4%
Investment Company	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Bonds (95%)
Brazil (BRL) (12%)
8,600,000	Brazil Letras do Tesouro Nacional, 12.09%, 1/01/24 BRL (a)(b)	$1,674
789,714	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/50 BRL (b)	159
20,800,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL (b)	4,080
6,600,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (b)	1,236
6,800,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31 BRL (b)	1,244
		8,393
Chile (CLP) (5%)
655,132,680	Bonos de la Tesoreria de la Republica 144A, 3.40%, 10/01/39 CLP (b)(c)(d)	737
1,000,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (b)(c)(d)	1,102
490,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 10/01/34 CLP (b)(c)(d)	511
700,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 6.00%, 4/01/33 CLP (b)(c)(d)	753
130,000,000	Bonos de la Tesoreria de la Republica en pesos Series 30YR, 6.00%, 1/01/43 CLP (b)	138
		3,241

Principal or Shares	Security Description	Value (000)
China (CNY) (8%)
19,790,000	China Government Bond, 2.85%, 6/04/27 CNY (b)	$2,739
3,000,000	China Government Bond, 3.02%, 10/22/25 CNY (b)	416
15,640,000	China Government Bond Series 1906, 3.29%, 5/23/29 CNY (b)	2,226
		5,381
Colombia (COP) (4%)
898,686,360	Colombian TES, 3.50%, 5/07/25 COP (b)	216
4,860,000,000	Colombian TES Series B, 5.75%, 11/03/27 COP (b)	989
1,168,000,000	Colombian TES Series B, 6.00%, 4/28/28 COP (b)	235
1,208,500,000	Colombian TES Series B, 7.00%, 3/26/31 COP (b)	232
1,077,900,000	Colombian TES Series B, 7.50%, 8/26/26 COP (b)	241
4,210,000,000	Colombian TES Series B, 9.25%, 5/28/42 COP (b)	817
445,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (b)(d)	103
1,436,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (b)(d)	286
655,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (b)(d)	152
		3,271

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Czech Republic (CZK) (3%)
44,270,000	Czech Republic Government Bond Series 125, 1.50%, 4/24/40 CZK (b)	$1,215
33,520,000	Czech Republic Government Bond Series 103, 2.00%, 10/13/33 CZK (b)	1,145
		2,360
Dominica Republic (DOP) (0%)
19,800,000	Dominican Republic International Bond 144A, 11.25%, 9/15/35 DOP (b)(d)	346
Hungary (HUF) (3%)
621,720,000	Hungary Government Bond Series 30/A, 3.00%, 8/21/30 HUF (b)	1,340
216,280,000	Hungary Government Bond Series 41/A, 3.00%, 4/25/41 HUF (b)	341
124,000,000	Hungary Government Bond Series 31/A, 3.25%, 10/22/31 HUF (b)	262
29,620,000	Hungary Government Bond Series 32/A, 4.75%, 11/24/32 HUF (b)	67
18,110,000	Hungary Government Bond Series 28/A, 6.75%, 10/22/28 HUF (b)	49
		2,059
Indonesia (IDR) (7%)
27,801,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 IDR (b)	1,684
35,316,000,000	Indonesia Treasury Bond Series FR96, 7.00%, 2/15/33 IDR (b)	2,206
8,511,000,000	Indonesia Treasury Bond Series FR68, 8.38%, 3/15/34 IDR (b)	580
4,491,000,000	Indonesia Treasury Bond Series FR79, 8.38%, 4/15/39 IDR (b)	310
		4,780
Malaysia (MYR) (9%)
1,200,000	Malaysia Government Bond Series 0319, 3.48%, 6/14/24 MYR (b)	252
2,455,000	Malaysia Government Bond Series 0513, 3.73%, 6/15/28 MYR (b)	511
2,650,000	Malaysia Government Bond Series 0219, 3.89%, 8/15/29 MYR (b)	552
7,320,000	Malaysia Government Bond Series 0417, 3.90%, 11/16/27 MYR (b)	1,541
3,370,000	Malaysia Government Bond Series 0316, 3.90%, 11/30/26 MYR (b)	710
4,235,000	Malaysia Government Bond Series 0222, 4.70%, 10/15/42 MYR (b)	920
4,280,000	Malaysia Government Bond Series 0317, 4.76%, 4/07/37 MYR (b)	945
4,400,000	Malaysia Government Bond Series 0418, 4.89%, 6/08/38 MYR (b)	987
		6,418
Mexico (MXN) (11%)
4,730,000	America Movil SAB de CV, 9.50%, 1/27/31 MXN (b)	246
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	249
18,780,000	Mexican Bonos Series M, 5.50%, 3/04/27 MXN (b)	902
9,690,000	Mexican Bonos Series M, 7.75%, 5/29/31 MXN (b)	469
9,750,000	Mexican Bonos Series M, 7.75%, 11/13/42 MXN (b)	432

Principal or Shares	Security Description	Value (000)

11,500,000	Mexican Bonos Series M, 8.00%, 9/05/24 MXN (b)	$621
22,930,000	Mexican Bonos Series M, 8.00%, 11/07/47 MXN (b)	1,033
6,800,000	Mexican Bonos Series M, 8.00%, 7/31/53 MXN (b)	303
7,660,000	Mexican Bonos Series M, 8.50%, 5/31/29 MXN (b)	395
18,700,000	Mexican Bonos Series M, 8.50%, 11/18/38 MXN (b)	906
17,750,000	Mexican Bonos Series M, 10.00%, 12/05/24 MXN (b)	971
12,566,649	Mexican Udibonos Series S, 3.50%, 11/16/23 MXN (b)	696
5,860,000	Petroleos Mexicanos 13-2, 7.19%, 9/12/24 MXN (b)	307
		7,530
Morocco (USD) (0%)
200,000	Morocco Government International Bond 144A, 5.95%, 3/08/28 (d)	196
Oman (USD) (0%)
200,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (d)	208
Peru (PEN) (5%)
2,520,000	Banco de Credito del Peru S.A. 144A, 4.65%, 9/17/24 PEN (b)(d)	634
2,545,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (b)(d)	657
5,466,000	Peru Government Bond, 5.35%, 8/12/40 PEN (b)	1,108
2,695,000	Peru Government Bond, 5.94%, 2/12/29 PEN (b)	673
2,310,000	Peru Government Bond 144A, 7.30%, 8/12/33 PEN (b)(c)(d)	590
		3,662
Philippines (PHP) (0%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP (b)	285
Poland (PLN) (4%)
2,810,000	Republic of Poland Government Bond Series 0432, 1.75%, 4/25/32 PLN (b)	497
745,000	Republic of Poland Government Bond Series 0726, 2.50%, 7/25/26 PLN (b)	165
4,675,000	Republic of Poland Government Bond Series 0527, 3.75%, 5/25/27 PLN (b)	1,060
3,370,000	Republic of Poland Government Bond Series 1033, 6.00%, 10/25/33 PLN (b)	821
		2,543
Romania (RON) (3%)
6,290,000	Romania Government Bond Series 15Y, 3.65%, 9/24/31 RON (b)	1,090
885,000	Romania Government Bond Series 8Y, 4.15%, 1/26/28 RON (b)	173
4,540,000	Romania Government Bond Series 15YR, 5.80%, 7/26/27 RON (b)	942
		2,205
Serbia (EUR) (0%)
255,000	Serbia International Bond 144A, 3.13%, 5/15/27 EUR (b)(d)	245

Annual Report   93

            Payden Emerging Markets Local  Bond Fund continued

Principal or Shares	Security Description	Value (000)
South Africa (ZAR) (10%)
28,765,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (b)	$885
44,035,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (b)	1,747
34,125,000	Republic of South Africa Government Bond Series 2048, 8.75%, 2/28/48 ZAR (b)	1,283
13,850,000	Republic of South Africa Government Bond Series 2035, 8.88%, 2/28/35 ZAR (b)	592
40,530,000	Republic of South Africa Government Bond Series 2040, 9.00%, 1/31/40 ZAR (b)	1,617
14,355,000	Republic of South Africa Government Bond Series R186, 10.50%, 12/21/26 ZAR (b)	794
		6,918
South Korea (MXN) (0%)
5,000,000	Export-Import Bank of Korea Series 19, 7.93%, 7/30/26 MXN (b)	254
Supranational (COP) (1%)
2,806,000,000	Asian Development Bank, 11.20%, 1/31/25 COP (b)	664
Thailand (THB) (6%)
40,420,000	Thailand Government Bond, 1.59%, 12/17/35 THB (b)	925
21,620,000	Thailand Government Bond, 2.00%, 12/17/31 THB (b)	552
20,730,000	Thailand Government Bond, 2.00%, 6/17/42 THB (b)	449
13,310,000	Thailand Government Bond, 2.88%, 6/17/46 THB (b)	317
21,500,000	Thailand Government Bond, 3.30%, 6/17/38 THB (b)	578
5,280,000	Thailand Government Bond, 3.45%, 6/17/43 THB (b)	142
25,990,000	Thailand Government Bond, 3.65%, 6/20/31 THB (b)	748
16,550,000	Thailand Government Bond, 3.78%, 6/25/32 THB (b)	481
		4,192

Principal or Shares	Security Description	Value (000)
Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 6.88%, 5/21/31 (d)	$52
United Kingdom (IDR) (1%)
8,600,000,000	Standard Chartered Bank 144A, 6.50%, 2/20/31 IDR (b)(d)	521
United States (IDR) (1%)
6,394,000,000	JPMorgan Chase Bank N.A. 144A, 9.50%, 7/17/31 IDR (b)(d)	456
Uruguay (UYU) (1%)
9,397,673	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	239
18,870,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (b)	431
13,520,000	Uruguay Government International Bond, 9.75%, 7/20/33 UYU (b)	337
		1,007
Uzbekistan (UZS) (1%)
2,960,000,000	Republic of Uzbekistan International Bond 144A, 14.00%, 7/19/24 UZS (b)(d)	242
2,500,000,000	Republic of Uzbekistan International Bond 144A, 16.25%, 10/12/26 UZS (b)(d)	205
		447
Total Bonds (Cost - $72,940)		67,634
Investment Company (2%)
1,110,377	Payden Cash Reserves Money Market Fund*
	(Cost - $1,110)	1,110
Total Investments (Cost - $74,050) (97%)		68,744
Other Assets, net of Liabilities (3%)		2,005
Net Assets (100%)		$70,749

*	Affiliated investment.
(a)	Yield to maturity at time of purchase.
(b)	Principal in foreign currency.
(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 360,768	USD 399	BNP PARIBAS	11/10/2023	$4
INR 88,630	USD 1,062	HSBC Bank USA, N.A.	11/13/2023	2
KZT 167,700	USD 350	HSBC Bank USA, N.A.	11/20/2023	5
USD 339	MYR 1,582	Barclays Bank PLC	03/11/2024	4
USD 509	HUF 184,200	BNP PARIBAS	11/16/2023	1
USD 493	RON 2,261	BNP PARIBAS	11/20/2023	12
USD 442	CZK 9,840	BNP PARIBAS	01/22/2024	19
USD 673	TND 2,180	BNP PARIBAS	04/08/2024	7
USD 179	CNH 1,309	HSBC Bank USA, N.A.	11/14/2023	1
USD 616	PEN 2,299	HSBC Bank USA, N.A.	12/13/2023	18
USD 1,892	MXN 34,230	HSBC Bank USA, N.A.	01/16/2024	18
USD 2,752	EUR 2,574	HSBC Bank USA, N.A.	03/18/2024	11

				102

94   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
BRL 1,587	USD 319	HSBC Bank USA, N.A.	01/10/2024	$(7)
CNH 3,216	USD 444	HSBC Bank USA, N.A.	11/14/2023	(5)
CZK 43,230	USD 1,925	BNP PARIBAS	01/22/2024	(66)
HUF 228,500	USD 632	BNP PARIBAS	11/16/2023	(1)
IDR 10,913,000	USD 707	Barclays Bank PLC	01/22/2024	(21)
IDR 7,221,000	USD 463	Barclays Bank PLC	01/22/2024	(8)
MYR 3,712	USD 797	Barclays Bank PLC	03/11/2024	(10)
PEN 268	USD 70	HSBC Bank USA, N.A.	12/13/2023	—
PHP 1,200	USD 21	Barclays Bank PLC	11/21/2023	—
PLN 18,927	USD 4,498	BNP PARIBAS	11/13/2023	(5)
RON 4,347	USD 927	BNP PARIBAS	11/20/2023	(2)
THB 120,980	USD 3,425	Barclays Bank PLC	11/20/2023	(53)
TRY 13,188	USD 478	Goldman Sachs & Co.	11/27/2023	(22)
USD 1,437	THB 51,860	Barclays Bank PLC	11/20/2023	(9)
USD 261	PHP 14,800	Barclays Bank PLC	11/21/2023	—
USD 648	BRL 3,317	Barclays Bank PLC	01/10/2024	(4)
USD 781	COP 3,483,000	Barclays Bank PLC	01/11/2024	(51)
USD 1,172	CLP 1,098,300	BNP PARIBAS	11/10/2023	(55)
USD 1,027	PLN 4,441	BNP PARIBAS	11/13/2023	(27)
USD 660	ZAR 12,660	BNP PARIBAS	01/22/2024	(14)
USD 65	COP 282,000	Citibank, N.A.	01/11/2024	(2)
USD 37	ZAR 700	Goldman Sachs & Co.	01/22/2024	(1)
USD 74	BRL 379	HSBC Bank USA, N.A.	01/10/2024	(1)
USD 966	ZAR 18,310	HSBC Bank USA, N.A.	01/22/2024	(9)

				(373)

Net Unrealized Appreciation (Depreciation)				$(271)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	7	Dec-23	$(743)	$28	$28

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 8.15% Monthly, Pay Variable 11.4979% (MXIBTIIE) Monthly	07/30/2032	MXN 2,800	$(14)	$—	$(14)
10-Year Interest Rate Swap, Receive Fixed 8.29% Monthly, Pay Variable 11.506% (MXIBTIIE) Monthly	03/23/2033	MXN 8,000	(38)	—	(38)
10-Year Interest Rate Swap, Receive Fixed 8.63% Monthly, Pay Variable 11.4977% (MXIBTIIE) Monthly	08/30/2032	MXN 5,600	(19)	—	(19)
10-Year Interest Rate Swap, Receive Fixed 8.80% Monthly, Pay Variable 11.5047% (MXIBTIIE) Monthly	06/25/2032	MXN 3,500	(10)	—	(10)
10-Year Interest Rate Swap, Receive Fixed 8.81% Monthly, Pay Variable 11.5047% (MXIBTIIE) Monthly	06/24/2032	MXN 5,700	(16)	—	(16)
10-Year Interest Rate Swap, Receive Fixed 9.4% Monthly, Pay Variable 11.4977% (MXIBTIIE) Monthly	09/28/2033	MXN 7,900	(7)	—	(7)

See notes to financial statements.

Annual Report   95

            Payden Emerging Markets Local  Bond Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
5-Year Interest Rate Swap, Receive Fixed 2.4875% Quarterly, Pay Variable 2.5% (CNRR007) Quarterly	04/25/2027	CNY 3,740	4	—	4

			$(100)	$—	$(100)

96   Payden Mutual Funds

        Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return.
Portfolio Composition - percent of investments
Corporate Bond	85%
Investment Company	6%
Foreign Government	3%
U.S. Treasury	3%
Bank Loans	2%
Other	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Bonds (95%)
Argentina (USD) (0%)
1	Pampa Energia SA 144A, 9.50%, 12/08/26 (a)	$—
Austria (USD) (0%)
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	190
Bahamas (USD) (1%)
445,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	359
Bermuda (USD) (3%)
200,000	Bermuda Government International Bond 144A, 3.72%, 1/25/27 (a)	187
300,000	CBQ Finance Ltd., 2.00%, 9/15/25 (b)	276
179,001	Digicel Group Holdings Ltd. 144A, 8.00%, 4/01/25 (a)(c)	38
760,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	639
200,000	Inkia Energy Ltd. 144A, 5.88%, 11/09/27 (a)	189
500,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	493
360,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	298
200,000	Tengizchevroil Finance Co. International Ltd. 144A, 3.25%, 8/15/30 (a)	149
		2,269
Brazil (USD) (2%)
400,000	Banco do Brasil SA 144A, 4.75%, 3/20/24 (a)	396
200,000	Banco Nacional de Desenvolvimento Economicoe Social 144A, 4.75%, 5/09/24 (a)	198
200,000	BRF SA 144A, 4.88%, 1/24/30 (a)	163
200,000	BRF SA, 4.88%, 1/24/30 (b)	163

Principal or Shares	Security Description	Value (000)

489,088	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	$457
		1,377
Canada (USD) (1%)
400,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	400
200,000	Vale Canada Ltd., 7.20%, 9/15/32	202
		602
Cayman Islands (USD) (9%)
200,000	Alibaba Group Holding Ltd., 3.40%, 12/06/27	183
400,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24	390
400,000	Baidu Inc., 4.38%, 5/14/24	397
244,908	Bioceanico Sovereign Certificate Ltd. 144A, 4.31%, 6/05/34 (a)(d)	169
600,000	Country Garden Holdings Co. Ltd., 3.30%, 1/12/31 (b)	24
200,000	Country Garden Holdings Co. Ltd., 5.13%, 1/14/27 (b)	9
200,000	Dar Al-Arkan Sukuk Co. Ltd., 7.75%, 2/07/26 (b)	197
200,000	DP World Crescent Ltd. 144A, 4.85%, 9/26/28 (a)	190
300,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	270
200,000	Gran Tierra Energy International Holdings Ltd. 144A, 6.25%, 2/15/25 (a)	186
350,000	Hutchison Whampoa International 14 Ltd. 144A, 3.63%, 10/31/24 (a)	343
200,000	Kaisa Group Holdings Ltd., 11.50%, 1/30/24	7
400,000	MAF Global Securities Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.893%), 7.88% (b)(e)(f)	395

Annual Report   97

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

200,000	Melco Resorts Finance Ltd. 144A, 4.88%, 6/06/25 (a)	$189
200,000	Melco Resorts Finance Ltd. 144A, 5.38%, 12/04/29 (a)	159
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(d)(e)	2
360,000	QNB Finance Ltd., 2.63%, 5/12/25 (b)	340
250,000	QNB Finance Ltd., 2.75%, 2/12/27 (b)	227
200,000	SA Global Sukuk Ltd., 0.95%, 6/17/24 (b)	194
390,000	SA Global Sukuk Ltd. 144A, 1.60%, 6/17/26 (a)	350
200,000	Sable International Finance Ltd. 144A, 5.75%, 9/07/27 (a)	181
690,000	Saudi Electricity Global Sukuk Co. 3 144A, 4.00%, 4/08/24 (a)	684
200,000	Saudi Electricity Global Sukuk Co. 4, 4.22%, 1/27/24 (b)	199
200,000	Shelf Drilling Holdings Ltd. 144A, 9.63%, 4/15/29 (a)	190
215,000	Shimao Group Holdings Ltd., 5.60%, 7/15/26 (b)(c)	5
200,000	Vale Overseas Ltd., 6.25%, 8/10/26	202
190,000	Vale Overseas Ltd., 6.88%, 11/21/36	188
325,000	Weibo Corp., 3.38%, 7/08/30	252
200,000	Weibo Corp., 3.50%, 7/05/24	196
		6,318
Chile (USD) (3%)
531,662	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	346
350,000	Celulosa Arauco y Constitucion SA, 4.50%, 8/01/24	345
660,000	Chile Electricity PEC SpA 144A, 5.11%, 1/25/28 (a)(d)	507
200,000	Colbun SA 144A, 3.15%, 3/06/30 (a)	164
200,000	Colbun SA 144A, 3.15%, 1/19/32 (a)	158
455,000	Interchile SA 144A, 4.50%, 6/30/56 (a)	330
200,000	Inversiones CMPC SA 144A, 4.75%, 9/15/24 (a)	197
280,000	Sociedad de Transmision Austral SA 144A, 4.00%, 1/27/32 (a)	231
		2,278
Colombia (USD) (2%)
400,000	Bancolombia SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.944%), 4.63%, 12/18/29 (f)	350
200,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	132
290,000	Ecopetrol SA, 5.38%, 6/26/26	278
170,000	Ecopetrol SA, 8.63%, 1/19/29	170
200,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	161
		1,091
France (USD) (0%)
425,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	291
Hong Kong (USD) (1%)
310,000	AIA Group Ltd. 144A, 4.95%, 4/04/33 (a)	285
200,000	Lenovo Group Ltd. 144A, 6.54%, 7/27/32 (a)	194
		479
India (USD) (4%)
175,250	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	122

Principal or Shares	Security Description	Value (000)

200,000	Bharti Airtel Ltd. 144A, 4.38%, 6/10/25 (a)	$195
200,000	Export-Import Bank of India, 3.88%, 3/12/24 (b)	198
200,000	Export-Import Bank of India 144A, 3.88%, 2/01/28 (a)	184
200,000	ICICI Bank Ltd. 144A, 4.00%, 3/18/26 (a)	192
260,000	Power Finance Corp. Ltd., 4.50%, 6/18/29 (b)	237
250,000	Reliance Industries Ltd. 144A, 3.63%, 1/12/52 (a)	152
200,000	Shriram Finance Ltd. 144A, 4.15%, 7/18/25 (a)	189
490,000	Shriram Finance Ltd. 144A, 4.40%, 3/13/24 (a)	484
425,000	Summit Digitel Infrastructure Ltd. 144A, 2.88%, 8/12/31 (a)	316
		2,269
Indonesia (USD) (1%)
200,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	190
900,000	Indofood CBP Sukses Makmur Tbk PT, 3.40%, 6/09/31 (b)	719
		909
Ireland (USD) (1%)
765,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	658
Isle of Man (USD) (0%)
120,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	104
Israel (USD) (1%)
295,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(b)	261
260,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(b)	221
		482
Jersey (USD) (0%)
260,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	197
Kazakhstan (USD) (0%)
200,000	KazMunayGas National Co. JSC 144A, 5.38%, 4/24/30 (a)	179
Luxembourg (USD) (2%)
200,000	Altice France Holding SA 144A, 10.50%, 5/15/27 (a)	109
220,000	B2W Digital Lux Sarl 144A, 4.38%, 12/20/30 (a)(c)	33
200,000	Cosan Luxembourg SA 144A, 7.50%, 6/27/30 (a)	195
200,000	EIG Pearl Holdings Sarl, 4.39%, 11/30/46 (b)	137
360,000	Millicom International Cellular SA 144A, 6.63%, 10/15/26 (a)	342
400,000	Minerva Luxembourg SA 144A, 8.88%, 9/13/33 (a)	393
316,108	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	253
200,000	Unigel Luxembourg SA 144A, 8.75%, 10/01/26 (a)	72
		1,534
Malaysia (MYR) (0%)
750,000	Malaysia Government Bond Series 0418, 4.89%, 6/08/38 MYR (g)	168

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Malaysia (USD) (0%)
200,000	Petronas Capital Ltd. 144A, 3.50%, 3/18/25 (a)	$194
Marshall Islands (USD) (1%)
301,942	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	303
Mauritius (USD) (2%)
185,500	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	156
300,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	277
663,000	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	580
400,000	MTN Mauritius Investments Ltd. 144A, 4.76%, 11/11/24 (a)	391
		1,404
Mexico (MXN) (1%)
4,870,000	Mexican Bonos Series M, 8.50%, 11/18/38 MXN (g)	236
Mexico (USD) (13%)
200,000	America Movil SAB de CV, 4.70%, 7/21/32	181
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.034%), 6.63% (a)(e)(f)	150
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.967%), 6.75% (a)(e)(f)	195
800,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 7.53%, 10/01/28 (a)(f)	800
200,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	184
200,000	BBVA Bancomer SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.661%), 8.45%, 6/29/38 (a)(f)	191
630,000	Becle SAB de CV 144A, 2.50%, 10/14/31 (a)	462
260,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(e)(f)	241
200,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	178
200,000	Coca-Cola Femsa SAB de CV, 1.85%, 9/01/32	146
200,000	Coca-Cola Femsa SAB de CV, 2.75%, 1/22/30	168
160,400	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	146
420,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	336
200,000	El Puerto de Liverpool SAB de CV 144A, 3.95%, 10/02/24 (a)	195
600,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	523
202,899	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	190
200,000	Gruma SAB de CV 144A, 4.88%, 12/01/24 (a)	197
820,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	717
200,000	Grupo Bimbo SAB de CV 144A, 3.88%, 6/27/24 (a)	198
250,000	Infraestructura Energetica Nova SAPI de CV 144A, 3.75%, 1/14/28 (a)	229
600,000	Kimberly-Clark de Mexico SAB de CV 144A, 2.43%, 7/01/31 (a)	477

Principal or Shares	Security Description	Value (000)

400,000	Kimberly-Clark de Mexico SAB de CV 144A, 3.25%, 3/12/25 (a)	$385
184,187	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)(h)	169
440,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	391
200,000	Petroleos Mexicanos, 4.50%, 1/23/26	180
165,000	Petroleos Mexicanos, 5.95%, 1/28/31	118
250,000	Petroleos Mexicanos, 6.49%, 1/23/27	221
70,000	Petroleos Mexicanos, 6.75%, 9/21/47	40
920,000	Sitios Latinoamerica SAB de CV 144A, 5.38%, 4/04/32 (a)	775
200,000	Trust Fibra Uno 144A, 6.95%, 1/30/44 (a)	154
		8,537
Netherlands (USD) (8%)
200,000	Bharti Airtel International Netherlands BV 144A, 5.35%, 5/20/24 (a)	199
200,000	Embraer Netherlands Finance BV 144A, 7.00%, 7/28/30 (a)	195
205,000	MEGlobal BV 144A, 2.63%, 4/28/28 (a)	175
575,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	426
1,050,000	Petrobras Global Finance BV, 6.25%, 3/17/24	1,046
200,000	Prosus NV 144A, 3.06%, 7/13/31 (a)	144
400,000	Prosus NV, 3.06%, 7/13/31 (b)	289
630,000	Prosus NV 144A, 3.83%, 2/08/51 (a)	322
415,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	224
200,000	Prosus NV 144A, 4.99%, 1/19/52 (a)	124
800,000	Sigma Finance Netherlands BV 144A, 4.88%, 3/27/28 (a)	753
715,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	711
595,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	570
		5,178
Norway (USD) (1%)
500,000	Var Energi ASA 144A, 8.00%, 11/15/32 (a)	516
Panama (USD) (1%)
336,956	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	275
528,255	UEP Penonome II SA 144A, 6.50%, 10/01/38 (a)	398
		673
Peru (USD) (2%)
355,000	Banco de Credito del Peru S.A. 144A, 2.70%, 1/11/25 (a)	340
200,000	Consorcio Transmantaro SA 144A, 4.70%, 4/16/34 (a)	174
635,000	Kallpa Generacion SA 144A, 4.13%, 8/16/27 (a)	577
350,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	334
		1,425
Saudi Arabia (USD) (1%)
355,000	Saudi Arabian Oil Co., 2.88%, 4/16/24 (b)	350
200,000	Saudi Arabian Oil Co. 144A, 2.88%, 4/16/24 (a)	197
555,000	Saudi Arabian Oil Co. 144A, 3.25%, 11/24/50 (a)	329
		876

Annual Report   99

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
Singapore (USD) (1%)
200,000	Continuum Energy Aura Pte Ltd. 144A, 9.50%, 2/24/27 (a)	$198
222,813	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	207
200,000	DBS Group Holdings Ltd. 144A, 5.48%, 9/12/25 (a)	200
300,000	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/26 (b)	275
		880
South Africa (ZAR) (1%)
18,000,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (g)	554
South Korea (USD) (2%)
345,000	Hana Bank 144A, 3.50%, 1/30/24 (a)	343
420,000	Kia Corp. 144A, 3.25%, 4/21/26 (a)	395
200,000	Kookmin Bank 144A, 2.50%, 11/04/30 (a)	156
240,000	Korea Development Bank, 3.38%, 9/16/25	231
200,000	SK Hynix Inc. 144A, 6.50%, 1/17/33 (a)	190
350,000	Woori Bank 144A, 4.75%, 4/30/24 (a)	347
		1,662
Spain (USD) (3%)
360,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	246
220,833	AI Candelaria Spain SA 144A, 7.50%, 12/15/28 (a)	199
400,000	Banco Bilbao Vizcaya Argentaria SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.300%), 5.86%, 9/14/26 (f)	394
400,000	Banco Santander SA, 5.59%, 8/08/28	386
1,630,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA 144A, 5.38%, 12/30/30 (a)	1,086
		2,311
Sri Lanka (USD) (0%)
250,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	131
Supranational (USD) (1%)
835,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.75%, 4/01/33	739
Turkey (USD) (0%)
200,000	Turkiye Garanti Bankasi AS 144A, (5 yr. Swap Semi 30/360 USD + 4.220%), 7.18%, 5/24/27 (a)(f)	188
Ukraine (USD) (0%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	61
United Arab Emirates (USD) (4%)
200,000	Abu Dhabi National Energy Co. PJSC 144A, 3.88%, 5/06/24 (a)	198
350,000	Abu Dhabi National Energy Co. PJSC, 3.88%, 5/06/24 (b)	346
279,359	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	265
200,000	DP World Ltd. 144A, 5.63%, 9/25/48 (a)	165
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	253
200,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 144A, 7.13%, 7/31/26 (a)	193

Principal or Shares	Security Description	Value (000)

315,000	MDGH GMTN RSC Ltd. 144A, 4.50%, 11/07/28 (a)	$298
200,000	MDGH GMTN RSC Ltd. 144A, 5.08%, 5/22/53 (a)	167
415,000	NBK Tier 1 Financing 2 Ltd., (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.832%), 4.50% (b)(e)(f)	382
290,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(e)(f)	251
300,548	Sweihan PV Power Co. PJSC 144A, 3.63%, 1/31/49 (a)	224
		2,742
United Kingdom (USD) (3%)
245,000	Anglo American Capital PLC 144A, 3.95%, 9/10/50 (a)	159
315,000	Anglo American Capital PLC 144A, 4.75%, 4/10/27 (a)	301
200,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (a)	182
535,000	Fresnillo PLC 144A, 5.50%, 11/13/23 (a)	536
445,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	327
200,000	Standard Chartered PLC, (3 mo. LIBOR USD + 1.209%), 2.82%, 1/30/26 (b)(f)	190
200,000	Tullow Oil PLC 144A, 10.25%, 5/15/26 (a)	172
225,000	Vedanta Resources Finance II PLC 144A, 8.95%, 3/11/25 (a)	164
		2,031
United States (USD) (16%)
200,000	American Tower Corp., 3.38%, 10/15/26	185
532,180	BBFI Liquidating Trust 144A, 0.35%, 12/30/99 (a)(d)	232
400,000	Bimbo Bakeries USA Inc. 144A, 4.00%, 5/17/51 (a)	274
100,000	Bristol-Myers Squibb Co., 1.13%, 11/13/27	85
200,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (a)	191
400,000	Exeter Automobile Receivables Trust 2022-6A, 5.70%, 8/17/26	399
300,000	Ford Motor Credit Co. LLC, 6.95%, 6/10/26	301
450,000	Hyundai Capital America 144A, 1.30%, 1/08/26 (a)	406
340,000	Hyundai Capital America 144A, 5.50%, 3/30/26 (a)	334
350,000	Hyundai Capital America 144A, 5.65%, 6/26/26 (a)	346
300,000	Invitation Homes Operating Partnership LP, 5.45%, 8/15/30	280
200,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	180
200,000	Lockheed Martin Corp., 3.55%, 1/15/26	192
200,000	Metropolitan Edison Co. 144A, 5.20%, 4/01/28 (a)	193
635,000	MIC Glen LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.750%), 12.17%, 7/20/29 (i)	601
200,000	National Rural Utilities Cooperative Finance Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.533%), 7.13%, 9/15/53 (f)	199
100,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	100
200,000	ONEOK Inc., 5.65%, 11/01/28	195

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Palomino Funding Trust I 144A, 7.23%, 5/17/28 (a)	$300
100,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	98
197,712	Santander Bank Auto Credit-Linked Notes 2023-A 144A, 10.07%, 6/15/33 (a)	197
200,000	Sasol Financing USA LLC, 4.38%, 9/18/26	176
570,000	Sasol Financing USA LLC, 5.88%, 3/27/24	565
240,000	Sasol Financing USA LLC 144A, 8.75%, 5/03/29 (a)	228
250,000	SierraCol Energy Andina LLC 144A, 6.00%, 6/15/28 (a)	194
345,000	Southern Copper Corp., 3.88%, 4/23/25	334
510,000	Tacala Investment Corp. Term Loan B 2L, (1 mo. Term Secured Overnight Financing Rate + 7.500%), 13.44%, 2/04/28 (i)	494
770,000	Terraform Global Operating LP 144A, 6.13%, 3/01/26 (a)	741
200,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	183
1,345,000	U.S. Treasury Bill, 4.64%, 11/02/23 (d)	1,345
550,000	U.S. Treasury Bill, 4.73%, 11/30/23 (d)	548
100,000	Viper Energy Partners LP 144A, 7.38%, 11/01/31 (a)	100
100,000	Walmart Inc., 2.85%, 7/08/24	98
400,000	Warnermedia Holdings Inc., 6.41%, 3/15/26	399
		10,693
Uruguay (UYU) (0%)
5,836,419	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (g)	148
Virgin Islands (British) (USD) (3%)
860,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	758

Principal or Shares	Security Description	Value (000)

660,000	Gold Fields Orogen Holdings BVI Ltd. 144A, 5.13%, 5/15/24 (a)	$654
200,000	Gold Fields Orogen Holdings BVI Ltd., 5.13%, 5/15/24 (b)	198
200,000	Studio City Finance Ltd. 144A, 5.00%, 1/15/29 (a)	144
		1,754

Total Bonds (Cost - $70,219)		64,990
Investment Company (6%)
4,175,670	Payden Cash Reserves Money Market Fund * (Cost - $4,176)	4,176

Total Investments (Cost - $74,395) (101%)		69,166
Liabilities in excess of Other Assets (-1%)		(863)

Net Assets (100%)		$68,303

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Yield to maturity at time of purchase.
(e)	Perpetual security with no stated maturity date.
(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(g)	Principal in foreign currency.
(h)

All or a portion of these securities are on loan. At October 31, 2023, the total market value of the Fund’s securities on loan is $46 and the total market value of the collateral held by the Fund is $48. Amounts in 000s.

(i)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 152,300	USD 166	BNP PARIBAS	11/10/2023	$5
USD 337	MYR 1,573	Barclays Bank PLC	03/11/2024	3
USD 161	RON 732	BNP PARIBAS	11/20/2023	6
USD 765	MXN 13,830	HSBC Bank USA, N.A.	01/16/2024	7

				21

Liabilities:
BRL 1,707	USD 343	HSBC Bank USA, N.A.	01/10/2024	(7)
IDR 5,206,000	USD 337	Barclays Bank PLC	01/22/2024	(10)
MYR 752	USD 161	Barclays Bank PLC	03/11/2024	(2)
PEN 1,288	USD 346	HSBC Bank USA, N.A.	12/13/2023	(12)
RON 735	USD 157	BNP PARIBAS	11/20/2023	—
THB 12,090	USD 347	Barclays Bank PLC	11/20/2023	(10)
USD 333	THB 12,090	Barclays Bank PLC	11/20/2023	(4)
USD 161	BRL 826	HSBC Bank USA, N.A.	01/10/2024	(1)
USD 716	ZAR 13,610	HSBC Bank USA, N.A.	01/22/2024	(9)

				(55)

Net Unrealized Appreciation (Depreciation)				$(34)

Annual Report   101

          Payden Emerging Markets Corporate Bond Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	23	Dec-23	$4,656	$(18)	$(18)
U.S. Treasury 5-Year Note Future	43	Dec-23	4,492	(74)	(74)
U.S. Ultra Bond Future	7	Dec-23	788	(104)	(104)

					(196)

Short Contracts:
U.S. Treasury 10-Year Note Future	9	Dec-23	(956)	35	35
U.S. Treasury 10-Year Ultra Future	7	Dec-23	(762)	43	43

					78

Total Futures					$(118)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	06/20/2027	USD 600	$4	$29	$(25)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2027	USD 250	4	20	(16)
Protection Bought (Relevant Credit: Markit CDX, North
America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	USD 1,360	—	(14)	14
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2028	EUR 300	(8)	(12)	4

			$0	$23	$(23)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year Interest Rate Swap, Receive Fixed 8.390% Annually, Pay Variable 11.505% (MXIBTIIE) 28 days	04/01/2033	MXN 5,600	$(24)	$—	$(24)

102   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$46
Non-cash Collateral[2]	(46)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   103

            Payden Equity Income Fund

The Fund seeks growth of capital and some current income.
Portfolio Composition - percent of investments

Common Stock	86%
Investment Company	11%
Real Estate Investment Trust	3%
Corporate Bond	0%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Stocks (89%)
Common Stock (86%)
Communication Services (6%)
103,800	Alphabet Inc., Class A (a)	$12,879
551,300	Comcast Corp., Class A	22,763
62,700	Meta Platforms Inc., Class A (a)	18,890
60,200	T-Mobile U.S. Inc. (a)	8,660
		63,192
Consumer Discretionary (9%)
112,200	Amazon.com Inc. (a)	14,933
106,100	DR Horton Inc.	11,077
22,200	Home Depot Inc.	6,320
67,800	McDonald’s Corp.	17,775
137,100	NIKE Inc., Class B	14,090
149,100	Ross Stores Inc.	17,291
127,100	Starbucks Corp.	11,724
		93,210
Consumer Staples (5%)
268,300	Coca-Cola Co.	15,156
37,800	Costco Wholesale Corp.	20,882
91,800	PepsiCo Inc.	14,989
87,300	Procter & Gamble Co.	13,098
		64,125
Energy (13%)
142,900	Chevron Corp.	20,825
146,600	ConocoPhillips	17,416
1,261,300	Energy Transfer LP	16,586
786,500	Enterprise Products Partners LP	20,480
221,500	EQT Corp.	9,387
251,800	Exxon Mobil Corp.	26,653

Principal or Shares	Security Description	Value (000)

105,700	Marathon Petroleum Corp.	$15,987
65,900	Phillips 66	7,517
234,700	Schlumberger NV	13,063
		147,914
Financials (16%)
41,600	Ameriprise Financial Inc.	13,086
128,900	Arthur J Gallagher & Co.	30,355
50,400	Berkshire Hathaway Inc., Class B (a)	17,203
9,500	BlackRock Inc.	5,817
106,200	Chubb Ltd.	22,793
161,900	JPMorgan Chase & Co.	22,514
281,600	MetLife Inc.	16,899
113,100	Morgan Stanley	8,010
32,100	S&P Global Inc.	11,213
270,500	U.S. Bancorp	8,624
77,700	Visa Inc., Class A	18,267
		174,781
Healthcare (8%)
95,000	Abbott Laboratories	8,982
256,700	CVS Health Corp.	17,715
25,200	Eli Lilly and Co.	13,959
76,800	Johnson & Johnson	11,392
142,500	Merck & Co. Inc.	14,635
19,500	UnitedHealth Group Inc.	10,443
94,400	Zoetis Inc.	14,821
		91,947
Industrials (11%)
147,000	AECOM	11,253
106,500	Airbus SE (b)	14,230
182,100	Carrier Global Corp.	8,679
24,700	Cintas Corp.	12,526

104   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

179,700	Delta Air Lines Inc.	$5,616
86,500	Dover Corp.	11,241
62,900	Eaton Corp. PLC	13,078
23,900	FedEx Corp.	5,738
204,600	GXO Logistics Inc. (a)	10,334
64,600	Honeywell International Inc.	11,839
13,600	Lockheed Martin Corp.	6,183
108,800	Schneider Electric SE (b)	16,690
56,900	Union Pacific Corp.	11,813
		139,220
Materials (4%)
32,600	Air Products and Chemicals Inc.	9,208
68,300	CF Industries Holdings Inc.	5,449
174,100	DuPont de Nemours Inc.	12,688
45,000	Linde PLC	17,197
47,000	Nucor Corp.	6,946
		51,488
Technology (11%)
146,500	Amdocs Ltd.	11,743
109,800	Applied Materials Inc.	14,532
21,200	Broadcom Inc.	17,837
221,700	Dell Technologies Inc., Class C	14,834
163,800	Intel Corp.	5,979
75,600	International Business Machines Corp.	10,935
73,600	Microsoft Corp.	24,885
121,500	Oracle Corp.	12,563
84,500	Salesforce Inc. (a)	16,970
		130,278

Principal or Shares	Security Description	Value (000)
Utilities (3%)
132,700	Duke Energy Corp.	$11,796
241,200	Exelon Corp.	9,392
115,200	NextEra Energy Inc.	6,716
		27,904
Total Common Stock		984,059
Real Estate Investment Trust (3%)
48,500	Digital Realty Trust Inc.	6,031
12,100	Equinix Inc.	8,829
118,200	Prologis Inc.	11,909
56,200	Simon Property Group Inc.	6,176
Total Real Estate Investment Trust		32,945
Total Stocks (Cost - $964,638)		1,017,004
Corporate Bond (0%)
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (c)(d)	2,058
Total Corporate Bond (Cost - $2,800)		2,058
Investment Company (11%)
126,979,029	Payden Cash Reserves Money Market Fund* (Cost - $126,979)	126,979
Total Investments (Cost - $1,094,417) (100%)		1,146,041
Liabilities, in excess of Other Assets ((0.0)%)		(3,457)
Net Assets (100%)		$1,142,584

*	Affiliated investment.
(a)	Non-income producing
(b)	Principal in foreign currency.
(c)	Perpetual security with no stated maturity date.
(d)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 44,535	EUR 41,418	Citibank, N.A.	03/18/2024	$420

Liabilities:
EUR 11,392	USD 12,220	Citibank, N.A.	03/18/2024	(86)

Net Unrealized Appreciation (Depreciation)				$334

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
S & P 500 EMINI	253	Dec-23	$53,285	$(1,481)	$(1,481)

See notes to financial statements.

Annual Report   105

Statements of Assets and Liabilities

October 31, 2023

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$364,640	$1,936,652	$1,013,477
Affiliated investments, at value **	—	29,161	8,117
Repurchase agreements, at value ***	81,000	—	—
Foreign cash ****	—	1	7
Cash	15	2,664	2,264
Cash pledged for financial futures contracts	—	—	1,717
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	1,023	7,942	6,207
Investments sold	—	1,873	984
Fund shares sold	234	328	593
Futures	—	—	37
Forward currency contracts	—	1,672	—
Other assets	1,099	109	9

Total Assets	448,011	1,980,402	1,033,412

LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	18	—
Investments purchased	—	18,518	2,693
Fund shares redeemed	—	638	551
Futures	—	—	126
Variation margin on centrally cleared swaps	—	—	—
Options written *****	—	—	—
Distributions payable	1,099	393	284
Accrued expenses:
Investment advisory fees (Note 3)	9	7	151
Administration fees (Note 3)	59	251	131
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	24	93	47
Other liabilities	77	310	314

Total Liabilities	1,268	20,228	4,297

NET ASSETS	$446,743	$1,960,174	$1,029,115

NET ASSETS:
Paid in capital	$446,785	$1,972,260	$1,103,224
Distributable earnings (loss)	(42)	(12,086)	(74,109)

NET ASSETS	$446,743	$1,960,174	$1,029,115

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$446,743	$641,777	$572,864
Shares Outstanding	446,779	67,852	60,103
Net Asset Value Per Share	$1.00	$9.46	$9.53

SI Class
Net Assets	—	$1,318,397	$456,251
Shares Outstanding	—	139,352	47,870
Net Asset Value Per Share	—	$9.46	$9.53

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$364,640	$1,945,667	$1,045,887
** Affiliated investments, at cost	—	29,910	8,117
*** Repurchase agreements, at cost	81,000	—	—
**** Foreign cash, at cost	—	1	7
***** Optionswritten, at cost	—	—	—

(a)	Adviser Class Net Asset Value Per Share are calculated using unrounded net assets $2,964,710, divided by unrounded shares 346,270.

See notes to financial statements.

106   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund		Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$58,080	$106,574	$846,508		$332,000	$164,906	$670,765	$111,275
1,463	1,031	26,839		6,007	5,874	14,733	4,534
—	—	—		—	—	—	—
—	—	10,369		—	2,334	1,304	4
—	—	—		—	—	3,576	53
54	89	300		355	124	3,873	—
—	—	1		—	11	4,835	—

436	304	6,354		4,020	1,339	4,828	559
23	362	1,281		1,330	—	1,931	1,031
1	1	4		543	751	59	38
3	—	81		10	28	42	—
—	—	448		—	146	1,338	7
9	1	—		17	5	8	8

60,069	108,362	892,185		344,282	175,518	707,292	117,509

—	—	26		—	749	—	—
—	—	—		—	—	594	—
—	19,644	41,944		2,451	2,355	10,138	2,001
21	44	80		494	19	84	6
2	2	123		19	24	272	—
—	—	199		—	26	245	—
4	—	—		—	—	—	—
1	24	—		—	—	—	—

3	6	155		95	43	161	27
8	12	109		44	22	89	15
—	—	1		—	—	—	—
3	4	42		17	8	33	6
53	82	188		139	85	226	88

95	19,818	42,867		3,259	3,331	11,842	2,143

$59,974	$88,544	$849,318		$341,023	$172,187	$695,450	$115,366

$71,686	$151,132	$1,078,127		$424,202	$191,673	$753,003	$125,690
(11,712)	(62,588)	(228,809)		(83,179)	(19,486)	(57,553)	(10,324)

$59,974	$88,544	$849,318		$341,023	$172,187	$695,450	$115,366

$59,974	$88,544	$230,480		$139,288	$95,213	$139,081	$27,057
6,547	12,500	26,918		15,583	10,409	14,941	2,812
$9.16	$7.08	$8.56		$8.94	$9.15	$9.31	$9.62

—	—	$615,873		$201,735	$76,974	$556,369	$88,309
—	—	72,010		22,573	8,416	59,695	9,175
—	—	$8.55		$8.94	$9.15	$9.32	$9.63

—	—	$2,965		—	—	—	—
—	—	346		—	—	—	—
—	—	$8.56	(a)	—	—	—	—

$61,778	$121,180	$992,815		$390,515	$178,014	$704,242	$113,605
1,463	1,031	27,912		6,189	5,996	15,102	4,534
—	—	—		—	—	—	—
—	—	10,369		—	2,380	1,321	4
(19)	—	—		—	—	—	—

See notes to financial statements.

Annual Report   107

Statements of Assets and Liabilities continued

October 31, 2023

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$563,403	$154,749	$44,646
Affiliated investments, at value **	11,374	1,932	857
Foreign cash ***	105	—	17
Cash	12	—	—
Cash pledged for financial futures contracts	—	—	78
Cash pledged for centrally cleared swaps	1,251	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	8,653	1,750	346
Investments sold	152	5,000	2
Fund shares sold	16	34	89
Futures	—	—	1
Forward currency contracts	183	—	4
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	—	3
Other assets	80	42	—
Total Assets	585,229	163,507	46,043
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Foreign currency overdraft	—	—	—
Forward currency contracts	—	—	—
Investments purchased	4,006	10,663	77
Fund shares redeemed	32	222	13
Futures	—	—	5
Variation margin on centrally cleared swaps	12	—	—
Distributions payable	—	97	—
Liability for securities on loan (Note 2)	2,420	—	700
Accrued expenses:
Investment advisory fees (Note 3)	139	21	—
Administration fees (Note 3)	75	20	6
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	30	7	3
Other liabilities	177	84	89
Total Liabilities	6,891	11,114	893
NET ASSETS	$578,338	$152,393	$45,150

NET ASSETS:
Paid in capital	$676,231	$162,321	$49,167
Distributable earnings (loss)	(97,893)	(9,928)	(4,017)
NET ASSETS	$578,338	$152,393	$45,150

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$141,392	$152,393	$45,150
Shares Outstanding	24,197	16,155	4,783
Net Asset Value Per Share	$5.84	$9.43	$9.44

SI Class
Net Assets	$436,946	—	—
Shares Outstanding	74,938	—	—
Net Asset Value Per Share	$5.83	—	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments,at cost	$618,079	$159,232	$46,655
** Affiliatedinvestments, at cost	11,374	1,932	857
*** Foreign cash, at cost	105	—	17

See notes to financial statements.

108   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$155,669	$659,519	$67,634	$64,990	$1,019,062
9,052	11,440	1,110	4,176	126,979
2,443	178	294	—	66
1	—	15	—	—
53	—	18	90	4,238
119	2,689	175	154	—
—	390	—	—	260

1,331	12,048	1,408	855	2,776
464	7,842	452	165	22,505
16	160	—	—	36
20	—	—	5	335
985	1,754	102	21	420
—	107	6	—	—
—	—	—	—	—
57	78	14	3	34
170,210	696,205	71,228	70,459	1,176,711

—	211	—	26	260
—	—	—	5	—
349	1,180	373	55	86
3,936	4,253	—	1,896	32,822
5	1,556	5	9	82
27	—	—	6	—
27	—	—	5	—
—	—	—	—	—
—	3,653	—	48	—

23	240	20	26	443
21	87	9	9	149
—	9	—	—	6
8	37	2	3	59
95	247	70	68	220
4,491	11,473	479	2,156	34,127
$165,719	$684,732	$70,749	$68,303	$1,142,584

$219,121	$1,009,258	$101,909	$79,021	$1,074,219
(53,402)	(324,526)	(31,160)	(10,718)	68,365
$165,719	$684,732	$70,749	$68,303	$1,142,584

$43,519	$268,578	$6,646	$24,856	$318,111
6,101	28,396	1,438	3,048	21,415
$7.13	$9.44	$4.62	$8.15	$14.85

$122,200	$395,460	$64,103	$43,447	$809,987
17,174	41,882	14,140	5,318	54,453
$7.12	$9.43	$4.54	$8.17	$14.88

—	$20,694	—	—	$14,486
—	2,185	—	—	977
—	$9.46	—	—	$14.82

$183,479	$812,171	$72,940	$70,219	$967,438
9,264	11,440	1,110	4,176	126,979
2,478	178	294	5	66

See notes to financial statements.

Annual Report   109

Statements of Operations

Period ended October 31, 2023

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund

INVESTMENT INCOME:
Interest income (Note 2)	$22,896	$84,876	$43,122
Interest from affiliated investments	—	544	386
Dividend income	—	1,541	—
Dividend income from affiliated investment (Note 2)	—	2,199	—
Income from securities lending	—	25	2

Investment Income	22,896	89,185	43,510

EXPENSES:
Investment advisory fees (Note 3)	727	5,099	3,165
Administration fees (Note 3)	727	2,879	1,719
Shareholder servicing fees	—	171	382
Distribution fees (Note 3)	—	—	—
Custodian fees	30	71	45
Transfer agent fees	36	117	88
Registration and filing fees	43	42	65
Trustee fees and expenses	78	291	175
Printing and mailing costs	17	61	34
Loan commitment fees	—	28	17
Legal fees	19	93	57
Publication expense	10	40	27
Pricing fees	3	63	36
Fund accounting fees	87	273	173
Insurance	9	33	22
Audit fees	39	46	45

Gross Expenses	1,825	9,307	6,050
Expense subsidy (Note 3)	(613)	(5,176)	(1,324)

Net Expenses	1,212	4,131	4,726

Net Investment Income	21,684	85,054	38,784

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(29)	(4,551)	(18,433)
Foreign currency transactions	—	35	67
Forward foreign exchange contracts	—	2,040	582
Futures contracts	—	65	(10,746)
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	25,448	35,744
Translation of assets and liabilities in foreign currencies	—	(97)	(11)
Forward foreign exchange contracts	—	(1,726)	(760)
Affiliated Investments	—	654	—
Futures contracts	—	—	3,746
Written option contracts	—	—	—
Swap contracts	—	—	—

Net Realized and Unrealized Gains (Losses)	(29)	21,868	10,189

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 21,655	$ 106,922	$ 48,973

See notes to financial statements.

110   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$2,192	$3,634	$38,761	$15,986	$8,827	$46,701	$9,864
117	131	290	208	98	267	252
—	—	386	—	292	—	352
—	—	1,023	196	113	94	—
—	—	48	56	14	28	1

2,309	3,765	40,508	16,446	9,344	47,090	10,469

172	274	2,490	1,253	996	3,634	647
91	152	1,334	537	272	1,090	177
9	26	76	111	6	147	5
—	—	32	—	—	—	—
13	26	46	25	34	86	13
16	26	77	47	32	58	28
19	20	76	53	31	73	39
9	15	137	54	27	113	19
2	3	32	11	6	21	2
1	1	13	5	3	11	2
3	5	43	17	9	36	6
2	3	23	9	5	19	5
8	18	37	30	43	80	23
18	24	136	59	35	115	28
1	2	20	7	3	14	3
43	46	48	46	50	53	65

407	641	4,620	2,264	1,552	5,550	1,062
(144)	(184)	(573)	(102)	(445)	(1,834)	(333)

263	457	4,047	2,162	1,107	3,716	729

2,046	3,308	36,461	14,284	8,237	43,374	9,740

(506)	(510)	(50,658)	(11,645)	(5,471)	(17,746)	(1,796)
—	—	521	(1)	211	469	11
—	—	(139)	—	(212)	(2,391)	37
31	(13)	(1,674)	(2,222)	(133)	5,870	—
—	—	(4,621)	—	(703)	(4,949)	—

(476)	(4,179)	34,257	5,967	6,322	31,168	4,943
—	—	(412)	—	(68)	(217)	1
—	—	(907)	—	(233)	(1,116)	(36)
—	—	(82)	(182)	(78)	(369)	—
(36)	(296)	(975)	1,443	(360)	(3,156)	—
15	—	—	—	—	—	—
—	—	2,531	—	386	474	—

(972)	(4,998)	(22,159)	(6,640)	(339)	8,037	3,160

$1,074	$(1,690)	$14,302	$7,644	$7,898	$51,411	$12,900

See notes to financial statements.

Annual Report   111

Statements of Operations continued

Period ended October 31, 2023

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 43,819	$ 4,829	$ 2,780
Interest from affiliated investments	1,202	111	56
Dividend income	1,012	—	—
Dividend income from affiliated investment (Note 2)	165	—	—
Income from securities lending	244	—	4
Foreign tax withholdings	—	—	—

Investment Income	46,442	4,940	2,840

EXPENSES:
Investment advisory fees (Note 3)	2,154	460	209
Administration fees (Note 3)	923	216	105
Shareholder servicing fees	123	63	53
Distribution fees (Note 3)	—	—	—
Custodian fees	31	9	28
Transfer agent fees	56	22	18
Registration and filing fees	30	3	20
Trustee fees and expenses	79	23	11
Printing and mailing costs	12	5	2
Loan commitment fees	9	2	1
Legal fees	32	7	4
Publication expense	14	3	2
Pricing fees	40	15	32
Fund accounting fees	95	31	20
Insurance	8	4	1
Audit fees	53	43	47

Gross Expenses	3,659	906	553
Expense subsidy (Note 3)	(179)	(259)	(184)

Net Expenses	3,480	647	369

Net Investment Income	42,962	4,293	2,471

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(17,874)	(3,278)	(920)
Foreign currency transactions	216	—	6
Forward foreign exchange contracts	(1,725)	—	22
Futures contracts	—	22	(813)
Swap contracts	121	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	22,212	3,440	1,799
Translation of assets and liabilities in foreign currencies	(55)	—	—
Forward foreign exchange contracts	23	—	(44)
Affiliated Investments	—	—	—
Futures contracts	—	—	310
Swap contracts	(1,496)	—	—

Net Realized and Unrealized Gains (Losses)	1,422	184	360

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 44,384	$ 4,477	$ 2,831

See notes to financial statements.

112   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$7,098	$55,696	$3,115	$4,021	$489
143	655	37	148	2,297
—	—	—	—	30,392
270	—	—	—	—
3	69	—	27	44
(7)	(125)	(24)	—	(471)

7,507	56,295	3,128	4,196	32,751

635	3,542	257	513	6,505
317	1,181	64	96	1,951
—	175	34	4	111
—	58	—	—	44
37	96	41	15	63
35	170	24	25	165
34	97	29	35	61
32	94	6	10	193
10	22	—	2	44
3	12	1	1	19
11	41	2	3	64
7	19	2	3	31
43	32	16	23	4
44	122	14	19	200
4	14	1	2	23
32	53	53	53	46

1,244	5,728	544	804	9,524
13	(135)	(211)	(235)	(695)

1,257	5,593	333	569	8,829

6,250	50,702	2,795	3,627	23,922

(15,930)	(76,262)	(2,378)	(2,601)	15,669
2,598	(152)	(141)	(15)	800
(5,175)	(7,675)	73	(136)	2,778
(903)	(171)	72	(107)	(965)
(1,279)	(1,908)	(53)	(169)	—
19,546	130,028	2,829	3,851	(122,162)
(77)	309	11	(8)	52
347	(2,929)	(297)	(42)	(2,720)
(58)	—	—	—	—
34	—	(45)	(99)	(1,481)
692	(653)	(68)	(31)	—

(205)	40,587	3	643	(108,029)

$6,045	$91,289	$2,798	$4,270	$(84,107)

See notes to financial statements.

Annual Report   113

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$21,684	$3,623	$85,054	$22,532
Net realized gains (losses)	(29)	—	(2,411)	1,042
Change in net unrealized appreciation/(depreciation)	—	—	24,279	(33,306)
Change in Net Assets Resulting from Operations	21,655	3,623	106,922	(9,732)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(21,710)	(3,614)	(26,361)	(7,308)
SI Class	—	—	(60,940)	(16,901)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	—	(222)	—
SI Class	—	—	(512)	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(21,710)	(3,614)	(88,035)	(24,209)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	41,066,472	51,666,255	331,828	381,073
SI Class	—	—	450,087	499,194
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	10,347	784	26,386	7,202
SI Class	—	—	56,626	15,743
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(41,105,956)	(51,691,871)	(268,509)	(681,736)
SI Class	—	—	(527,419)	(564,780)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(29,137)	(24,832)	68,999	(343,304)
Total Change in Net Assets	(29,192)	(24,823)	87,886	(377,245)

NET ASSETS:
Beginning of period	475,935	500,758	1,872,288	2,249,533
End of period	$446,743	$475,935	$1,960,174	$1,872,288

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	475,917	500,749	58,350	89,467
Shares sold	41,066,471	51,666,255	35,204	40,289
Shares issued in reinvestment of distributions	10,347	784	2,799	765
Shares redeemed	(41,105,956)	(51,691,871)	(28,501)	(72,171)
Change in shares outstanding	(29,138)	(24,832)	9,502	(31,117)
Outstanding shares at end of period	446,779	475,917	67,852	58,350

SI Class:
Outstanding shares at beginning of period	—	—	141,540	146,939
Shares sold	—	—	47,780	52,796
Shares issued in reinvestment of distributions	—	—	6,005	1,674
Shares redeemed	—	—	(55,973)	(59,869)
Change in shares outstanding	—	—	(2,188)	(5,399)
Outstanding shares at end of period	—	—	139,352	141,540

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	1,107,475	540,566
Sale of investments (excluding government)	—	—	1,004,357	941,133
Purchase of government securities	—	—	38,120	15,950
Sale of government securities	—	—	31,828	107,732

See notes to financial statements.

114   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2023	2022	2023	2022	2023	2022	2023	2022

$38,784	$20,237	$2,046	$759	$3,308	$2,016	$36,461	$30,121
(28,530)	(15,897)	(475)	(86)	(523)	(6,841)	(56,571)	(32,835)
38,719	(72,032)	(497)	(2,772)	(4,475)	(10,020)	34,412	(193,454)
48,973	(67,692)	1,074	(2,099)	(1,690)	(14,845)	14,302	(196,168)

(24,753)	(20,441)	(2,078)	(841)	(3,191)	(3,254)	(9,985)	(8,172)
(13,963)	(3,463)	—	—	—	—	(22,616)	(17,514)
—	—	—	—	—	—	(375)	(783)

(464)	(2,060)	—	—	—	—	(380)	(1,866)
(261)	(349)	—	—	—	—	(860)	(3,998)
—	—	—	—	—	—	(14)	(179)
(39,441)	(26,313)	(2,078)	(841)	(3,191)	(3,254)	(34,230)	(32,512)

156,307	353,267	12,055	39,514	26,339	35,137	35,171	39,492
312,118	372,753	—	—	—	—	78,607	28,066
—	—	—	—	—	—	6,124	3,532

24,619	21,063	1,994	818	2,901	2,844	7,883	7,998
11,774	3,797	—	—	—	—	23,274	21,508
—	—	—	—	—	—	387	960

(516,533)	(996,476)	(6,542)	(12,797)	(27,058)	(30,652)	(102,697)	(89,792)
(191,837)	(41,341)	—	—	—	—	(82,661)	(121,607)
—	—	—	—	—	—	(28,376)	(19,458)
(203,552)	(286,937)	7,507	27,535	2,182	7,329	(62,288)	(129,301)
(194,020)	(380,942)	6,503	24,595	(2,699)	(10,770)	(82,216)	(357,981)

1,223,135	1,604,077	53,471	28,876	91,243	102,013	931,534	1,289,515
$1,029,115	$1,223,135	$59,974	$53,471	$88,544	$91,243	$849,318	$931,534

95,185	158,480	5,749	2,807	12,214	11,191	33,517	37,762
16,358	35,825	1,274	4,140	3,470	4,334	3,847	4,000
2,573	2,146	221	85	383	341	872	812
(54,013)	(101,266)	(697)	(1,283)	(3,567)	(3,652)	(11,318)	(9,057)
(35,082)	(63,295)	798	2,942	286	1,023	(6,599)	(4,245)
60,103	95,185	6,547	5,749	12,500	12,214	26,918	33,517

33,978	—	—	—	—	—	69,744	76,964
32,667	37,859	—	—	—	—	8,726	2,905
1,231	394	—	—	—	—	2,580	2,190
(20,006)	(4,275)	—	—	—	—	(9,040)	(12,315)
13,892	33,978	—	—	—	—	2,266	(7,220)
47,870	33,978	—	—	—	—	72,010	69,744

—	—	—	—	—	—	2,714	4,301
—	—	—	—	—	—	690	349
—	—	—	—	—	—	42	97
—	—	—	—	—	—	(3,100)	(2,033)
—	—	—	—	—	—	(2,368)	(1,587)
—	—	—	—	—	—	346	2,714

294,152	272,425	—	—	—	—	183,468	147,389
378,593	673,106	766	246	—	—	277,249	256,445
832,603	1,020,522	38,118	30,326	24,214	35,537	279,942	436,628
943,890	925,811	20,795	10,847	21,022	34,682	285,263	413,370

See notes to financial statements.

Annual Report   115

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$14,284	$11,927	$8,237	$5,739
Net realized (losses)	(13,868)	(10,526)	(6,308)	(364)
Change in net unrealized appreciation/(depreciation)	7,228	(88,378)	5,969	(21,686)
Change in Net Assets Resulting from Operations	7,644	(86,977)	7,898	(16,311)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(7,393)	(22,405)	(4,851)	(5,470)
SI Class	(6,867)	(1,247)	(3,179)	(2,083)
Return of capital:
Investor Class	—	(80)	(169)	—
SI Class	—	(4)	(111)	—
Change in Net Assets from Distributions to Shareholders	(14,260)	(23,736)	(8,310)	(7,553)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	52,936	89,246	12,022	14,018
SI Class	101,152	135,526	31,078	4,594
Reinvestment of distributions:
Investor Class	7,265	21,138	4,969	5,345
SI Class	6,851	1,251	3,192	2,083
Cost of fund shares redeemed:
Investor Class	(144,035)	(247,290)	(35,723)	(36,322)
SI Class	(22,947)	(2,876)	(5,530)	(804)
Change in Net Assets from Capital Transactions	1,222	(3,005)	10,008	(11,086)
Total Change in Net Assets	(5,394)	(113,718)	9,596	(34,950)
NET ASSETS:
Beginning of period	346,417	460,135	162,591	197,541
End of period	$341,023	$346,417	$172,187	$162,591

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	24,416	38,478	12,403	14,142
Shares sold	5,564	8,358	1,288	1,401
Shares issued in reinvestment of distributions	768	1,923	532	542
Shares redeemed	(15,165)	(24,343)	(3,814)	(3,682)
Change in shares outstanding	(8,833)	(14,062)	(1,994)	(1,739)
Outstanding shares at end of period	15,583	24,416	10,409	12,403

SI Class:
Outstanding shares at beginning of period	13,636	—	5,352	4,739
Shares sold	10,647	13,810	3,314	481
Shares issued in reinvestment of distributions	728	133	342	212
Shares redeemed	(2,438)	(307)	(591)	(80)
Change in shares outstanding	8,937	13,636	3,065	613
Outstanding shares at end of period	22,573	13,636	8,417	5,352

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	151,067	124,626	38,589	44,883
Sale of investments (excluding government)	144,042	143,324	60,231	54,688
Purchase of government securities	—	—	44,654	15,451
Sale of government securities	20	713	14,751	21,548

See notes to financial statements.

116   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2023	2022	2023	2022	2023	2022	2023	2022

$43,374	$30,418	$9,740	$8,008	$42,962	$38,279	$4,293	$1,804
(18,747)	(12,914)	(1,748)	(2,857)	(19,262)	(19,136)	(3,256)	(2,199)
26,784	(66,537)	4,908	(7,404)	20,684	(97,659)	3,440	(10,344)
51,411	(49,033)	12,900	(2,253)	44,384	(78,516)	4,477	(10,739)

(6,882)	(3,267)	(1,843)	(1,047)	(14,513)	(24,168)	(4,257)	(1,857)
(32,593)	(19,551)	(7,857)	(7,011)	(28,024)	(14,520)	—	—

(37)	(1,419)	(7)	(2)	(29)	(59)	—	—
(175)	(8,496)	(31)	(11)	(56)	(35)	—	—
(39,687)	(32,733)	(9,738)	(8,071)	(42,622)	(38,782)	(4,257)	(1,857)

34,816	32,136	32,079	4,264	208,901	264,796	37,271	86,452
39,209	114,645	21,133	24,608	96,474	492,257	—	—

6,656	4,630	1,823	1,021	11,033	20,715	3,301	1,395
29,881	24,881	3,247	3,250	21,196	7,872	—	—

(27,339)	(52,012)	(31,516)	(545)	(308,429)	(720,765)	(30,104)	(21,299)
(182,644)	(289,321)	(63,145)	(64,817)	(30,444)	(110,135)	—	—
(99,421)	(165,041)	(36,379)	(32,219)	(1,269)	(45,260)	10,468	66,548
(87,697)	(246,807)	(33,217)	(42,543)	493	(162,558)	10,688	53,952

783,147	1,029,954	148,583	191,126	577,845	740,403	141,705	87,753
$695,450	$783,147	$115,366	$148,583	$578,338	$577,845	$152,393	$141,705

13,439	15,064	2,576	2,094	39,044	107,757	15,104	8,366
3,699	3,316	3,344	431	35,117	41,513	3,823	8,757
710	484	190	107	1,855	3,211	339	142
(2,907)	(5,425)	(3,298)	(56)	(51,819)	(113,437)	(3,111)	(2,161)
1,502	(1,625)	236	482	(14,847)	(68,713)	1,051	6,738
14,941	13,439	2,812	2,576	24,197	39,044	16,155	15,104

71,832	87,581	13,257	17,183	60,402	—	—	—
4,159	11,904	2,217	2,509	16,110	77,662	—	—
3,181	2,597	339	336	3,575	1,325	—	—
(19,477)	(30,250)	(6,638)	(6,771)	(5,149)	(18,585)	—	—
(12,137)	(15,749)	(4,082)	(3,926)	14,536	60,402	—	—
59,695	71,832	9,175	13,257	74,938	60,402	—	—

667,582	800,243	31,834	58,576	435,367	466,333	185,373	140,927
769,870	834,488	49,224	108,824	437,729	481,125	174,330	87,255
225,080	125,452	—	—	—	—	48,892	12,032
212,495	227,712	526	—	5,367	—	38,148	5,838

See notes to financial statements.

Annual Report   117

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,471	$1,305	$6,250	$4,492
Net realized gains (losses)	(1,705)	(426)	(20,689)	3,246
Change in net unrealized appreciation/(depreciation)	2,065	(4,356)	20,484	(46,278)
Change in Net Assets Resulting from Operations	2,831	(3,477)	6,045	(38,540)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(2,476)	(1,648)	(5,222)	(4,924)
SI Class	—	—	(9,422)	(5,554)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	(17)	(128)	(1,713)	—
SI Class	—	—	(3,092)	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(2,493)	(1,776)	(19,449)	(10,478)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	9,291	13,141	11,544	13,857
SI Class	—	—	44,866	46,245
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	2,486	1,769	6,869	4,879
SI Class	—	—	12,514	5,554
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(41,405)	(21,442)	(62,810)	(83,995)
SI Class	—	—	(70,883)	(4,492)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(29,628)	(6,532)	(57,900)	(17,952)
Total Change in Net Assets	(29,290)	(11,785)	(71,304)	(66,970)
NET ASSETS:
Beginning of period	74,440	86,225	237,023	303,993
End of period	$45,150	$74,440	$165,719	$237,023

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	7,906	8,535	12,034	19,469
Shares sold	976	1,360	1,557	1,657
Shares issued in reinvestment of distributions	262	181	937	556
Shares redeemed	(4,361)	(2,170)	(8,427)	(9,648)
Change in shares outstanding	(3,123)	(629)	(5,933)	(7,435)
Outstanding shares at end of period	4,783	7,906	6,101	12,034

SI Class:
Outstanding shares at beginning of period	—	—	18,987	13,707
Shares sold	—	—	6,061	5,173
Shares issued in reinvestment of distributions	—	—	1,709	644
Shares redeemed	—	—	(9,582)	(537)
Change in shares outstanding	—	—	(1,812)	5,280
Outstanding shares at end of period	—	—	17,175	18,987

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	23,835	27,704	74,091	65,418
Sale of investments (excluding government)	36,444	40,620	113,646	94,707
Purchase of government securities	36,304	62,248	9,506	74,590
Sale of government securities	47,055	58,806	29,770	62,291

See notes to financial statements.

118   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2023	2022	2023	2022	2023	2022	2023	2022

$50,702	$49,643	$2,795	$1,979	$3,627	$2,358	$23,922	$31,755
(86,168)	(58,077)	(2,427)	(6,959)	(3,028)	(2,528)	18,282	57,782
126,755	(242,267)	2,430	(2,959)	3,671	(9,402)	(126,311)	(138,369)
91,289	(250,701)	2,798	(7,939)	4,270	(9,572)	(84,107)	(48,832)

(20,828)	(19,706)	(114)	(152)	(1,299)	(485)	(26,846)	(92,547)
(29,190)	(28,282)	(927)	(61)	(2,210)	(2,374)	(55,704)	(215,926)
(1,509)	(1,969)	—	—	—	—	(1,103)	(3,674)

(4,462)	—	(171)	(1,264)	(78)	—	—	—
(6,253)	—	(1,385)	(508)	(133)	—	—	—
(323)	—	—	—	—	—	—	—
(62,565)	(49,957)	(2,597)	(1,985)	(3,720)	(2,859)	(83,653)	(312,147)

187,049	336,167	4,495	1,467	5,608	15,875	33,366	64,652
88,607	190,569	40,826	27,321	15,530	10,000	9,761	153,129
27,826	17,862	—	—	—	—	1,346	6,297

19,257	16,121	154	1,347	528	275	24,703	88,284
30,580	23,940	1,747	569	1,949	1,969	51,343	184,782
1,785	1,887	—	—	—	—	993	3,611

(273,421)	(192,879)	(2,575)	(33,430)	(581)	(170)	(161,567)	(106,218)
(158,486)	(164,665)	(5,000)	—	(1,800)	(22,412)	(81,793)	(380,893)
(32,243)	(49,028)	—	—	—	—	(4,932)	(5,921)
(109,046)	179,974	39,647	(2,726)	21,234	5,537	(126,780)	7,723
(80,322)	(120,684)	39,848	(12,650)	21,784	(6,894)	(294,540)	(353,256)

765,054	885,738	30,901	43,551	46,519	53,413	1,437,124	1,790,380
$684,732	$765,054	$70,749	$30,901	$68,303	$46,519	$1,142,584	$1,437,124

35,091	21,308	968	7,613	2,387	511	27,942	25,248
18,952	30,136	966	323	668	1,865	2,088	3,692
1,956	1,492	32	262	62	30	1,532	4,836
(27,603)	(17,845)	(528)	(7,230)	(69)	(19)	(10,147)	(5,834)
(6,695)	13,783	470	(6,645)	661	1,876	(6,527)	2,694
28,396	35,091	1,438	968	3,048	2,387	21,415	27,942

45,972	41,370	6,268	—	3,498	4,725	55,781	58,007
9,004	17,478	8,619	6,139	1,797	980	609	8,666
3,113	2,201	372	129	232	212	3,190	10,121
(16,207)	(15,077)	(1,119)	—	(209)	(2,419)	(5,127)	(21,013)
(4,090)	4,602	7,872	6,268	1,820	(1,227)	(1,328)	(2,226)
41,882	45,972	14,140	6,268	5,318	3,498	54,453	55,781

2,430	4,898	—	—	—	—	1,147	936
2,841	1,579	—	—	—	—	80	346
181	169	—	—	—	—	62	198
(3,267)	(4,216)	—	—	—	—	(312)	(333)
(245)	(2,468)	—	—	—	—	(170)	211
2,185	2,430	—	—	—	—	977	1,147

530,506	563,104	65,752	21,716	69,876	46,330	1,383,197	1,439,464
650,333	405,314	29,535	24,539	57,174	42,682	1,619,561	1,734,373
—	—	—	—	—	—	—	—
—	—	—	—	—	1,192	—	—

See notes to financial statements.

Annual Report   119

Notes to Financial Statements

October 31, 2023

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains 18 Funds. The Payden Managed Income Fund is contained in a separate report. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. During the year ended October 31, 2023, BBFI Liquidating Trust corporate bond valued at $2,199,929 for Payden Emerging Markets Bond Fund and $232,030 for Payden Emerging Markets Corporate Bond Fund is classified as Level 3 due to the unobservable nature of the inputs used in its valuation. The following inputs used in valuation: valuation technique – income approach, unobservable input – discount rate with 16% discount.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs

120   Payden Mutual Funds

after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured

Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2023, the total unfunded obligation was approximately $88,000 (0.08% of Net Assets).

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of

Annual Report   121

Notes to Financial Statements continued

assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the

122   Payden Mutual Funds

OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received

Annual Report   123

Notes to Financial Statements continued

is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2023 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[1,2]	1,672	(18)

Low Duration
Interest rate[3]	836	(1,761)

U.S. Government
Interest rate[3,4]	26	(55)

GNMA
Interest rate[3]	—	(143)

Core Bond
Credit[3]	133	—
Interest rate[3]	7,686	(7,329)
Foreign currency[1]	448	—

Total	8,267	(7,329)

Corporate Bond
Interest rate[3]	656	(990)

Strategic Income
Credit[3]	—	—
Interest rate[3]	1,514	(1,466)
Foreign currency[1]	146	—

Total	1,660	(1,466)

Absolute Return Bond
Credit[3]	430	(9)
Equity[4]	301	—
Interest rate[3]	2,637	(8,255)
Foreign currency[1,2]	1,338	(594)

Total	4,706	(8,858)

Floating Rate
Foreign currency[1]	7	—

High Income
Interest rate[3]	242	(2,033)
Foreign currency[1]	183	—

Total	425	(2,033)

Global Low Duration
Interest rate[3]	13	(70)
Foreign currency[1]	4	—

Total	17	(70)

Global Fixed Income
Credit[3]	91	—
Interest rate[3]	699	(1,260)
Foreign currency[1,2]	985	(349)

Total	1,775	(1,609)

Emerging Markets Bond
Interest rate[3]	677	(2,583)
Foreign currency[1,2]	1,754	(1,180)

Total	2,431	(3,763)

Emerging Markets Local Bond
Interest rate[3]	32	(104)
Foreign currency[1,2]	102	(373)

Total	134	(477)

Emerging Markets Corporate Bond
Credit[3]	18	(41)
Interest rate[3]	78	(220)
Foreign currency[1,2]	21	(55)

Total	117	(316)

Equity Income
Equity[4]	—	(1,481)
Foreign currency[1,2]	420	(86)

Total	420	(1,567)

124   Payden Mutual Funds

1	Receivable for forward currency contracts.
2	Payable for forward currency contracts.
3

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

4	Includes options purchased at fair value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2023 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$65	—	—	—	$65
Foreign exchange	—	$2,040	—	—	2,040

Total	65	2,040	—	—	2,105

Low Duration
Interest rate	(10,746)	—	—	—	(10,746)
Foreign exchange	—	582	—	—	582

Total	(10,746)	582	—	—	(10,164)

U.S. Government
Interest rate	31	—	—	—	31

Total	31	—	—	—	31

GNMA
Interest rate	(13)	—	—	—	(13)

Total	(13)	—	—	—	(13)

Core Bond
Credit	—	—	—	$(4,621)	(4,621)
Interest rate	(1,674)	—	—	—	(1,674)
Foreign exchange	—	(139)	—	—	(139)

Total	(1,674)	(139)	—	(4,621)	(6,434)

Corporate Bond
Interest rate	(2,222)	—	—	—	(2,222)

Total	(2,222)	—	—	—	(2,222)

Strategic Income
Credit	—	—	—	(703)	(703)
Interest rate	(133)	—	—	—	(133)
Foreign exchange	—	(212)	—	—	(212)

Total	(133)	(212)	—	(703)	(1,048)

Absolute Return Bond
Credit	—	—	—	(5,196)	(5,196)
Equity	—	—	$(277)	—	(277)
Interest rate	5,870	—	—	247	6,117
Foreign exchange	—	(2,391)	—	—	(2,391)

Total	5,870	(2,391)	(277)	(4,949)	(1,747)

Floating Rate
Foreign exchange	—	37	—	—	37

Total	—	37	—	—	37

High Income
Credit	—	—	—	(7)	(7)
Equity	—	—	(66)	—	(66)
Interest rate	—	—	—	128	128
Foreign exchange	—	(1,725)	—	—	(1,725)

Total	—	(1,725)	(66)	121	(1,670)

California Municipal Social Impact
Interest rate	22	—	—	—	22

Total	22	—	—	—	22

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Low Duration
Interest rate	$(813)	—	—	—	$(813)
Foreign exchange	—	$22	—	—	22

Total	(813)	22	—	—	(791)

Global Fixed Income
Credit	—	—	—	$(1,380)	(1,380)
Interest rate	(903)	—	—	101	(802)
Foreign exchange	—	(5,175)	—	—	(5,175)

Total	(903)	(5,175)	—	(1,279)	(7,357)

Emerging Markets Bond
Credit	—	—	—	(1,391)	(1,391)
Interest rate	(171)	—	—	(517)	(688)
Foreign exchange	—	(7,675)	—	—	(7,675)

Total	(171)	(7,675)	—	(1,908)	(9,754)

Emerging Markets Local Bond
Credit	—	—	—	(25)	(25)
Interest rate	72	—	—	(28)	44
Foreign exchange	—	73	—	—	73

Total	72	73	—	(53)	92

Emerging Markets Corporate Bond
Credit	—	—	—	(167)	(167)
Interest rate	(107)	—	—	(2)	(109)
Foreign exchange	—	(136)	—	—	(136)

Total	(107)	(136)	—	(169)	(412)

Equity Income
Equity	—	—	$(1,851)	—	(1,851)
Interest rate	(965)	—	—	—	(965)
Foreign exchange	—	2,778	—	—	2,778

Total	(965)	2,778	(1,851)	—	(38)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gains (losses) on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2023 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Foreign exchange	—	$(1,726)	—	—	$(1,726)

Total	—	(1,726)	—	—	(1,726)

Low Duration
Interest rate	$3,746	—	—	—	3,746
Foreign exchange	—	(760)	—	—	(760)

Total	3,746	(760)	—	—	2,986

U.S. Government
Interest rate	(36)	—	$(23)	—	(59)

Total	(36)	—	(23)	—	(59)

GNMA
Interest rate	(296)	—	—	—	(296)

Total	(296)	—	—	—	(296)

Annual Report   125

Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Core Bond
Credit	—	—	—	$2,323	$2,323
Interest rate	$(975)	—	—	208	(768)
Foreign exchange	—	$(907)	—	—	(907)

Total	(975)	(907)	—	2,531	648

Corporate Bond
Interest rate	1,443	—	—	—	1,443

Total	1,443	—	—	—	1,443

Strategic Income
Credit	—	—	—	338	338
Interest rate	(360)	—	—	48	(313)
Foreign exchange	—	(233)	—	—	(233)

Total	(360)	(233)	—	386	(208)

Absolute Return Bond
Credit	—	—	—	2,099	2,099
Equity	—	—	$72	—	72
Interest rate	(3,156)	—	—	(1,625)	(4,781)
Foreign exchange	—	(1,116)	—	—	(1,116)

Total	(3,156)	(1,116)	72	474	(3,726)

Floating Rate
Foreign exchange	—	(36)	—	—	(36)

Total	—	(36)	—	—	(36)

High Income
Interest rate	—	—	—	(1,496)	(1,496)
Foreign exchange	—	23	—	—	23

Total	—	23	—	(1,496)	(1,473)

Global Low Duration
Interest rate	310	—	—	—	310
Foreign exchange	—	(44)	—	—	(44)

Total	310	(44)	—	—	266

Global Fixed Income
Credit	—	—	—	646	646
Interest rate	34	—	—	46	79
Foreign exchange	—	347	—	—	347

Total	34	347	—	692	1,072

Emerging Markets Bond
Credit	—	—	—	283	283
Interest rate	—	—	—	(936)	(936)
Foreign exchange	—	(2,929)	—	—	(2,929)

Total	—	(2,929)	—	(653)	(3,582)

Emerging Markets Local Bond
Interest rate	(45)	—	—	(68)	(113)
Foreign exchange	—	(297)	—	—	(297)

Total	(45)	(297)	—	(68)	(410)

Emerging Markets Corporate Bond
Credit	—	—	—	(11)	(10)
Interest rate	(99)	—	—	(20)	(119)
Foreign exchange	—	(42)	—	—	(42)

Total	(99)	(42)	—	(31)	(171)

Equity Income
Equity	(1,481)	—	—	—	(1,481)
Foreign exchange	—	(2,720)	—	—	(2,720)

Total	(1,481)	(2,720)	—	—	(4,201)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2023 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	2%	0%	0%	0%
Core Bond	4%	4%	27%	0%
Strategic Income	6%	2%	23%	0%
Absolute Return Bond	13%	8%	11%	0%
Floating Rate	1%	0%	0%	0%
High Income	3%	0%	9%	0%
Global Low Duration	1%	0%	0%	0%
Global Fixed Income	52%	5%	1927%	0%
Emerging Markets Bond	18%	2%	54%	0%
Emerging Markets Local Bond	33%	1%	63%	0%
Emerging Markets Corporate Bond	3%	4%	5%	0%
Equity Income	5%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of

126   Payden Mutual Funds

the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Annual Report   127

Notes to Financial Statements continued

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2023, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2023, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Payden funds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses

128   Payden Mutual Funds

earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2022	Purchases	Sales	Dividends	Value October 31, 2023	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$12,922,737	$839,315,901	$849,328,836	$544,216	$2,909,802	—	—
Low Duration	5,651,891	627,637,452	625,172,228	385,963	8,117,115	—	—
U.S. Government	6,666,151	21,376,572	26,579,751	117,134	1,462,972	—	—
GNMA	2,264,094	38,507,265	39,740,404	131,228	1,030,955	—	—
Core Bond	5,542,960	399,220,236	398,556,321	290,238	6,206,875	—	—
Corporate Bond	11,028,688	107,284,175	117,123,442	208,194	1,189,421	—	—
Strategic Income	2,568,359	89,955,617	89,278,021	98,543	3,245,955	—	—
Absolute Return Bond	6,194,614	381,058,630	382,350,928	267,383	4,902,316	—	—
Floating Rate	2,801,935	71,572,051	69,840,306	252,163	4,533,680	—	—
High Income	39,275,981	405,053,460	432,955,312	1,201,568	11,374,129	—	—
California Municipal Social Impact	1,030,982	144,722,577	143,822,049	3,778	1,931,510	—	—
Global Low Duration	1,449,141	45,829,294	46,421,219	56,774	857,216	—	—
Global Fixed Income	4,582,226	118,888,406	119,289,940	143,256	4,180,692	—	—
Emerging Markets Bond	37,308,308	551,236,793	577,104,605	655,143	11,440,496	—	—
Emerging Markets Local Bond	1,917,004	40,449,957	41,256,584	36,559	1,110,377	—	—
Emerging Markets Corporate Bond	5,569,326	49,143,069	50,536,725	148,265	4,175,670	—	—
Equity Income	85,254,398	628,773,341	587,048,710	2,297,327	126,979,029	—	—
Investments in Payden Emerging Markets Local Bond Fund
Core Bond	—	8,580,000	—	293,225	8,114,280	—	($465,720)
Strategic Income	—	1,900,000	—	64,933	1,796,869	—	(103,132)
Absolute Return Bond	—	10,200,000	—	94,621	9,831,064	—	(368,936)
Global Fixed Income	—	2,390,000	—	81,679	2,260,272	—	(129,729)
Investments in Payden Emerging Market Corporate Bond Fund
Core Bond	12,133,172	—	—	730,448	12,517,133	—	383,961
Corporate Bond	—	4,999,700	—	195,637	4,817,217	—	(182,483)
Strategic Income	806,122	—	—	48,531	831,633	—	25,511
Global Fixed Income	1,161,765	—	—	69,941	1,198,529	—	36,764
Investments in Floating Rate Fund — SI Class
Limited Maturity	25,597,161	—	—	2,198,793	26,251,402	—	654,241
Global Fixed Income	1,377,534	—	—	118,330	1,412,743	—	35,208

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2023.

Line of Credit

The Payden funds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Annual Report   129

Notes to Financial Statements continued

Accounting Standards

The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the funds financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2021	FY 2022	FY 2023
Cash Reserves Money
Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$451,269	$579,372	$613,365
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	0.20%	4,778,705	6,437,312	5,175,816
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	0.38%	1,319,206	1,569,409	1,323,884
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	128,799	121,161	144,384
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.45%	n/a	257,058	222,269	183,672
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	712,335	731,474	572,845
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	0.55%	22,954	62,485	101,965
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.65%	0.55%	386,478	444,614	444,372
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	2,176,157	2,182,335	1,834,273
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.60%	298,845	467,767	333,100
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	0.55%	—	125,500	178,810
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.45%	n/a	170,982	252,084	258,646
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	199,680	218,903	183,693
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	0.55%	69,044	50,495	—
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	155,479	200,391	134,750
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	0.75%	55,435	84,368	211,092
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	218,452	233,153	234,839
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	779,256	930,686	695,342

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2024 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized

130   Payden Mutual Funds

as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds. The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreements	—	—	$81,000	—	—	—	$81,000
U.S. Government	—	—	46,180	—	—	—	46,180
U.S. Treasury	—	—	313,639	—	—	—	313,639
Investment Company	$4,821	—	—	—	—	—	4,821

Total	$4,821	—	$440,819	—	—	—	$445,640

Limited Maturity
Asset Backed	—	—	638,966	—	—	—	638,966
Certificates of Deposit	—	—	1,700	—	—	—	1,700
Commercial Paper	—	—	186,272	—	—	—	186,272
Corporate Bond	—	—	696,519	—	—	—	696,519
Mortgage Backed	—	—	122,305	—	—	—	122,305
U.S. Government	—	—	290,890	—	—	—	290,890
Investment Company	29,161	—	—	—	—	—	29,161

Total	$29,161	—	$1,936,652	—	—	—	$1,965,813

Annual Report   131

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Low Duration
Asset Backed	—	—	$253,545	—	—	—	$253,545
Commercial Paper	—	—	12,948	—	—	—	12,948
Corporate Bond	—	—	357,007	—	—	—	357,007
Mortgage Backed	—	—	89,279	—	—	—	89,279
Municipal	—	—	13,208	—	—	—	13,208
U.S. Government	—	—	287,490	—	—	—	287,490
Investment Company	$8,117	—	—	—	—	—	8,117

Total	$8,117	—	$1,013,477	—	—	—	$1,021,594

U.S. Government
Mortgage Backed	—	—	27,236	—	—	—	27,236
U.S. Government	—	—	30,834	—	—	—	30,834
Options Purchased	10	—	—	—	—	—	10
Investment Company	1,463	—	—	—	—	—	1,463

Total	$1,473	—	$58,070	—	—	—	$59,543

GNMA
Mortgage Backed	—	—	106,574	—	—	—	106,574
Investment Company	1,031	—	—	—	—	—	1,031

Total	$1,031	—	$106,574	—	—	—	$107,605

Core Bond
Asset Backed	—	—	53,072	—	—	—	53,072
Bank Loans	—	—	2,939	—	—	—	2,939
Corporate Bond	—	—	230,670	—	—	—	230,670
Foreign Government	—	—	17,471	—	—	—	17,471
Mortgage Backed	—	—	307,447	—	—	—	307,447
Municipal	—	—	39,601	—	—	—	39,601
U.S. Government	—	—	195,308	—	—	—	195,308
Investment Company	26,839	—	—	—	—	—	26,839

Total	$26,839	—	$846,508	—	—	—	$873,347

Corporate Bond
Asset Backed	—	—	9,928	—	—	—	9,928
Bank Loans	—	—	1,807	—	—	—	1,807
Corporate Bond	—	—	314,130	—	—	—	314,130
Foreign Government	—	—	1,618	—	—	—	1,618
Mortgage Backed	—	—	3,610	—	—	—	3,610
Municipal	—	—	907	—	—	—	907
Investment Company	6,007	—	—	—	—	—	6,007

Total	$6,007	—	$332,000	—	—	—	$338,007

Strategic Income
Asset Backed	—	—	17,657	—	—	—	17,657
Bank Loans	—	—	3,384	—	—	—	3,384
Corporate Bond	—	—	51,790	—	—	—	51,790
Foreign Government	—	—	4,669	—	—	—	4,669
Mortgage Backed	—	—	21,533	—	—	—	21,533
Municipal	—	—	9,228	—	—	—	9,228
U.S. Government	—	—	55,658	—	—	—	55,658
Preferred Stock	986	—	—	—	—	—	986
Investment Company	5,875	—	—	—	—	—	5,875

Total	$6,861	—	$163,919	—	—	—	$170,780

Absolute Return Bond
Asset Backed	—	—	205,660	—	—	—	205,660
Bank Loans	—	—	1,989	—	—	—	1,989
Corporate Bond	—	—	268,032	—	—	—	268,032
Foreign Government	—	—	33,750	—	—	—	33,750
Mortgage Backed	—	—	120,081	—	—	—	120,081
U.S. Government	—	—	40,952	—	—	—	40,952
Options Purchased	301	—	—	—	—	—	301
Investment Company	14,733	—	—	—	—	—	14,733

Total	$15,034	—	$670,464	—	—	—	$685,498

132   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Floating Rate
Asset Backed	—	—	$3,534	—	—	—	$3,534
Bank Loans	—	—	97,731	—	—	—	97,731
Corporate Bond	—	—	6,092	—	—	—	6,092
Mortgage Backed	—	—	3,918	—	—	—	3,918
Investment Company	$4,534	—	—	—	—	—	4,534

Total	$4,534	—	$111,275	—	—	—	$115,809

High Income
Asset Backed	—	—	15,046	—	—	—	15,046
Bank Loans	—	—	43,051	—	—	—	43,051
Corporate Bond	—	—	492,490	—	—	—	492,490
Mortgage Backed	—	—	12,816	—	—	—	12,816
Investment Company	11,374	—	—	—	—	—	11,374

Total	$11,374	—	$563,403	—	—	—	$574,777

California Municipal Social Impact
Municipal	—	—	137,993	—	—	—	137,993
U.S. Government	—	—	16,756	—	—	—	16,756
Investment Company	1,932	—	—	—	—	—	1,932

Total	$1,932	—	$154,749	—	—	—	$156,681

Global Low Duration
Asset Backed	—	—	10,329	—	—	—	10,329
Commercial Paper	—	—	749	—	—	—	749
Corporate Bond	—	—	18,355	—	—	—	18,355
Foreign Government	—	—	6,788	—	—	—	6,788
Mortgage Backed	—	—	2,965	—	—	—	2,965
Municipal	—	—	620	—	—	—	620
U.S. Government	—	—	4,840	—	—	—	4,840
Investment Company	857	—	—	—	—	—	857

Total	$857	—	$44,646	—	—	—	$45,503

Global Fixed Income
Asset Backed	—	—	13,482	—	—	—	13,482
Bank Loans	—	—	879	—	—	—	879
Corporate Bond	—	—	45,256	—	—	—	45,256
Foreign Government	—	—	61,021	—	—	—	61,021
Mortgage Backed	—	—	27,989	—	—	—	27,989
U.S. Government	—	—	7,042	—	—	—	7,042
Investment Company	9,052	—	—	—	—	—	9,052

Total	$9,052	—	$155,669	—	—	—	$164,721

Emerging Markets Bond
Corporate Bond	—	—	133,321	—	$2,200	—	135,521
Foreign Government	—	—	523,998	—	—	—	523,998
Investment Company	11,440	—	—	—	—	—	11,440

Total	$11,440	—	$657,319	—	$2,200	—	$670,959

Emerging Markets Local Bond
Corporate Bond	—	—	2,802	—	—	—	2,802
Foreign Government	—	—	64,832	—	—	—	64,832
Investment Company	1,110	—	—	—	—	—	1,110

Total	$1,110	—	$67,634	—	—	—	$68,744

Emerging Markets Corporate Bond
Asset Backed	—	—	596	—	—	—	596
Bank Loans	—	—	1,095	—	—	—	1,095
Corporate Bond	—	—	58,878	—	232	—	59,110
Foreign Government	—	—	2,296	—	—	—	2,296
U.S. Government	—	—	1,893	—	—	—	1,893
Investment Company	4,176	—	—	—	—	—	4,176

Total	$4,176	—	$64,758	—	$232	—	$69,166

Annual Report   133

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Equity Income
Corporate Bond	—	—	$2,058	—	—	—	$2,058
Common Stock	$984,059	—	—	—	—	—	984,059
Real Estate Investment Trust	32,945	—	—	—	—	—	32,945
Investment Company	126,979	—	—	—	—	—	126,979

Total	$1,143,983	—	$2,058	—	—	—	$1,146,041

134   Payden Mutual Funds

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$1,672	$(18)	—	—	$1,654

Total	—	—	1,672	(18)	—	—	1,654

Low Duration
Futures	836	(1,761)	—	—	—	—	(925)

Total	836	(1,761)	—	—	—	—	(925)

U.S. Government
Futures	16	(51)	—	—	—	—	(35)
Options written	—	—	—	(4)	—	—	(4)

Total	16	(51)	—	(4)	—	—	(39)

GNMA
Futures	—	(143)	—	—	—	—	(143)

Total	—	(143)	—	—	—	—	(143)

Core Bond
Forward currency contracts	—	—	448	—	—	—	448
Futures	2,448	(1,895)	—	—	—	—	553
Swaps	—	—	5,371	(5,434)	—	—	(63)

Total	2,448	(1,895)	5,819	(5,434)	—	—	938

Corporate Bond
Futures	656	(990)	—	—	—	—	(334)

Total	656	(990)	—	—	—	—	(334)

Strategic Income
Forward currency contracts	—	—	146	—	—	—	146
Futures	600	(530)	—	—	—	—	70
Swaps	—	—	914	(936)	—	—	(22)

Total	600	(530)	1,060	(936)	—	—	194

Absolute Return Bond
Forward currency contracts	—	—	1,338	(594)	—	—	744
Futures	2,637	(874)	—	—	—	—	1,763
Swaps	—	—	430	(7,390)	—	—	(6,960)

Total	2,637	(874)	1,768	(7,984)	—	—	(4,453)

Floating Rate
Forward currency contracts	—	—	7	—	—	—	7

Total	—	—	7	—	—	—	7

High Income
Forward currency contracts	—	—	183	—	—	—	183
Swaps	—	—	242	(2,033)	—	—	(1,791)

Total	—	—	425	(2,033)	—	—	(1,608)

Global Low Duration
Forward currency contracts	—	—	4	—	—	—	4
Futures	13	(70)	—	—	—	—	(57)

Total	13	(70)	4	—	—	—	(53)

Global Fixed Income
Forward currency contracts	—	—	985	(349)	—	—	636
Futures	401	(784)	—	—	—	—	(383)
Swaps	—	—	389	(476)	—	—	(87)

Total	401	(784)	1,374	(825)	—	—	166

Emerging Markets Bond
Forward currency contracts	—	—	1,754	(1,180)	—	—	574
Swaps	—	—	677	(2,583)	—	—	(1,906)

Total	—	—	2,431	(3,763)	—	—	(1,332)

Emerging Markets Local Bond
Forward currency contracts	—	—	102	(373)	—	—	(271)
Futures	28	—	—	—	—	—	28
Swaps	—	—	4	(104)	—	—	(100)

Total	28	—	106	(477)	—	—	(343)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	21	(55)	—	—	(34)
Futures	78	(196)	—	—	—	—	(118)
Swaps	—	—	18	(65)	—	—	(47)

Total	78	(196)	39	(120)	—	—	(199)

Equity Income
Forward currency contracts	—	—	420	(86)	—	—	334
Futures	—	(1,481)	—	—	—	—	(1,481)

Total	—	(1,481)	420	(86)	—	—	(1,147)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Annual Report   135

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2023, primarily attributable to Foreign currency gains/losses, mortgage backed securities, swaps and investments in partnerships were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
U.S. Government	$2	$(2)
Global Fixed Income	4,010	(4,010)
Equity Income	2	(2)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any.

At October 31, 2023, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Cash Reserves Money Market	$29
Limited Maturity	1,726
Low Duration	41,215
U.S. Government	8,055
GNMA	47,604
Core Bond	79,904
Corporate Bond	24,505
Strategic Income	6,084
Absolute Return Bond	23,526
Floating Rate	7,994
High Income	42,743
California Municipal Social Impact	5,480
Global Low Duration	1,998
Global Fixed Income	24,407
Emerging Markets Bond	152,834
Emerging Markets Local Bond	25,260
Emerging Markets Corporate Bond	5,224

136   Payden Mutual Funds

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2022				2023

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$3,614	—	—	—	$21,571	—	—
Limited Maturity	—	24,209	—	—	—	82,818	$4,289	$734
Low Duration	—	19,049	$4,855	$2,409	—	38,581	—	725
U.S. Government	—	839	—	2	—	2,077	—	—
GNMA	—	3,254	—	—	—	3,191	—	—
Core Bond	—	25,475	993	6,043	—	32,976	—	1,254
Corporate Bond	—	12,811	10,841	84	—	14,260	—	—
Strategic Income	—	6,419	1,134	—	—	7,765	265	280
Absolute Return Bond	—	19,564	3,252	9,915	—	39,475	—	212
Floating Rate	—	8,058	—	13	—	9,700	—	38
High Income	—	38,688	—	94	—	42,537	—	85
California Municipal Social Impact	$1,855	2	—	—	$3,462	764	—	—
Global Low Duration	—	1,366	282	128	—	2,476	—	17
Global Fixed Income	—	9,721	757	—	—	14,644	—	4,805
Emerging Markets Bond	—	49,957	—	—	—	51,527	—	11,038
Emerging Markets Local Bond	—	213	—	1,772	—	1,041	—	1,556
Emerging Markets Corporate Bond	—	2,859	—	—	—	3,509	—	210
Equity Income	—	132,427	179,721	—	—	23,925	59,728	—

At October 31, 2023, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$445,640	—	—	—
Limited Maturity	1,975,662	$996	$(10,845)	$(9,849)
Low Duration	1,054,193	393	(32,992)	(32,598)
U.S. Government	63,241	1	(3,699)	(3,698)
GNMA	122,939	22	(15,356)	(15,334)
Core Bond	1,021,809	8,358	(156,820)	(148,462)
Corporate Bond	396,685	142	(58,820)	(58,678)
Strategic Income	184,097	1,464	(14,781)	(13,317)
Absolute Return Bond	719,290	10,114	(43,906)	(33,792)
Floating Rate	118,139	934	(3,264)	(2,330)
High Income	629,946	6,285	(61,454)	(55,169)
California Municipal Social Impact	161,164	96	(4,579)	(4,484)
Global Low Duration	47,521	38	(2,056)	(2,018)
Global Fixed Income	193,777	2,493	(31,549)	(29,056)
Emerging Markets Bond	842,523	8,781	(180,345)	(171,564)
Emerging Markets Local Bond	74,487	847	(6,590)	(5,743)
Emerging Markets Corporate Bond	74,624	166	(5,624)	(5,458)
Equity Income	1,097,069	82,263	(33,291)	48,972

Annual Report   137

Notes to Financial Statements continued

At October 31, 2023, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable		Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	—	$1,086	—	$(29)	$(1,099)		—	$(42)
Limited Maturity	—	—	—	(1,726)	(393	) $	(9,967)	(12,086)
Low Duration	—	—	—	(41,215)	(284)		(32,610)	(74,109)
U.S. Government	—	4	—	(8,055)	(2)		(3,660)	(11,713)
GNMA	—	374	—	(47,604)	(24)		(15,334)	(62,588)
Core Bond	—	—	—	(79,904)	—		(148,905)	(228,809)
Corporate Bond	—	4	—	(24,505)	—		(58,678)	(83,179)
Strategic Income	—	—	—	(6,084)	—		(13,402)	(19,486)
Absolute Return Bond	—	—	—	(23,526)	—		(34,028)	(57,554)
Floating Rate	—	—	—	(7,994)	—		(2,330)	(10,324)
High Income	—	—	—	(42,743)	—		(55,150)	(97,893)
California Municipal Social Impact	$133	—	—	(5,480)	(97)		(4,483)	(9,927)
Global Low Duration	—	—	—	(1,998)	—		(2,018)	(4,016)
Global Fixed Income	—	—	—	(24,407)	—		(28,994)	(53,401)
Emerging Markets Bond	—	—	—	(152,834)	—		(171,693)	(324,527)
Emerging Markets Local Bond	—	—	—	(25,260)	—		(5,900)	(31,160)
Emerging Markets Corporate Bond	—	—	—	(5,224)	—		(5,664)	(10,888)
Equity Income	—	2,861	$16,573	—	—		48,931	68,365

6. Subsequent Events

On November 30, 2023, the following Funds launched Adviser Class shares: Limited Maturity, Low Duration, Strategic Income, Absolute Return Bond, Corporate Bond, High Income, Floating Rate and California Municipal Social Impact.

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

138   Payden Mutual Funds

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Financial Highlights

	Payden Cash Reserves Money Market Fund
	2023		2022	2021		2020		2019
Net asset value — beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.04		0.01	0.00	(1)	0.01		0.02
Net realized and unrealized gains (losses)	(0.00	)(1)	0.00 (1)	0.00	(1)	0.00	(1)	—

Total from investment activities	0.04		0.01	0.00		0.01		0.02

Distributions to shareholders:
From net investment income	(0.04)		(0.01)	(0.00	)(1)	(0.01)		(0.02)
From net realized gains	—		—	—		(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.04)		(0.01)	(0.00	)(1)	(0.01)		(0.02)

Net asset value — end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	4.57%		0.78%	0.02%		0.57%		2.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$446,743		$475,935	$500,758		$351,597		$274,957
Ratio of gross expense to average net assets	0.38%		0.37%	0.38%		0.39%		0.38%
Ratio of net expense to average net assets	0.25%		0.18%	0.05%		0.23%		0.25%
Ratio of investment income less gross expenses to average net assets	4.34%		0.57%	(0.32)%		0.35%		1.94%
Ratio of net investment income to average net assets	4.47%		0.76%	0.01%		0.51%		2.07%
Portfolio turnover rate	n/a		n/a	n/a		n/a		n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund - Investor Class
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$9.36		$9.51	$9.50	$9.49		$9.46

Income (loss) from investment activities:
Net investment income	0.44		0.10	0.06	0.15		0.25
Net realized and unrealized gains (losses)	0.11		(0.14)	0.01	0.01		0.03

Total from investment activities	0.55		(0.04)	0.07	0.16		0.28

Distributions to shareholders:
From net investment income	(0.41)		(0.11)	(0.06)	(0.15)		(0.25)
From net realized gains	(0.04)		—	—	(0.00	)(1)	(0.00	)(1)
Return of capital	(0.00	)(1)	—	—	—		—

Total distributions to shareholders	(0.45)		(0.11)	(0.06)	(0.15)		(0.25)

Net asset value — end of period	$9.46		$9.36	$9.51	$9.50		$9.49

Total return	5.76%		(0.41)%	0.75%	1.75%		2.99%

Ratios/supplemental data:
Net assets, end of period (000s)	$641,777		$546,444	$851,146	$1,219,514		$783,645
Ratio of gross expense to average net assets	0.48%		0.52%	0.49%	0.54%		0.55%
Ratio of net expense to average net assets	0.25%		0.25%	0.25%	0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	4.18%		0.74%	0.41%	1.24%		2.29%
Ratio of net investment income to average net assets	4.42%		1.02%	0.64%	1.53%		2.59%
Portfolio turnover rate	80%		36%	60%	63%		74%

The Fund commenced operations on April 29, 1994.

(1) Amount is less than $0.005.

See notes to financial statements.

140   Payden Mutual Funds

	Payden Limited Maturity Fund - SI Class
	2023		2022	2021
Net asset value — beginning of period	$9.37		$9.52	$9.53

Income (loss) from investment activities:
Net investment income	0.44		0.10	0.02
Net realized and unrealized gains (losses)	0.10		(0.14)	(0.01)

Total from investment activities	0.54		(0.04)	0.01

Distributions to shareholders:
From net investment income	(0.40)		(0.11)	(0.02)
From net realized gains	(0.05)		—	—
Return of capital	(0.00	)(1)	—	—

Net asset value — end of period	$9.46		$9.37	$9.52

Total return	5.70%		(0.36)%	0.11	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,318,397		$1,325,844	$1,398,387
Ratio of gross expense to average net assets	0.49%		0.53%	0.51	%(3)
Ratio of net expense to average net assets	0.20%		0.20%	0.20	%(3)
Ratio of investment income less gross expenses to average net assets	4.15%		0.79%	0.28	%(3)
Ratio of net investment income to average net assets	4.44%		1.12%	0.59	%(3)
Portfolio turnover rate	80%		36%	60	%(2)
The Class commenced operations on June 30, 2021. (1) Amount is less than $0.005. (2) Not annualized. (3) Annualized.
	Payden Low Duration Fund - Investor Class
	2023		2022	2021		2020	2019
Net asset value — beginning of period	$9.47		$10.12	$10.22		$10.10	$9.91

Income (loss) from investment activities:
Net investment income	0.31		0.13	0.18		0.18	0.24
Net realized and unrealized gains (losses)	0.08		(0.60)	0.00	(1)	0.12	0.19

Total from investment activities	0.39		(0.47)	0.18		0.30	0.43

Distributions to shareholders:
From net investment income	(0.32)		(0.14)	(0.19)		(0.18)	(0.24)
From net realized gains	—		(0.03)	(0.09)		—	—
Return of capital	(0.01)		(0.01)	—		—	(0.00	)(1)

Total distributions to shareholders	(0.33)		(0.18)	(0.28)		(0.18)	(0.24)

Net asset value — end of period	$9.53		$9.47	$10.12		$10.22	$10.10

Total return	4.16%		(4.65)%	0.84%		3.00%	4.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$572,864		$901,416	$1,604,077		$1,532,982	$1,523,037
Ratio of gross expense to average net assets	0.53%		0.53%	0.51%		0.53%	0.54%
Ratio of net expense to average net assets	0.43%		0.43%	0.43%		0.43%	0.43%
Ratio of investment income less gross expenses to average net assets	3.20%		1.27%	0.75%		1.64%	2.27%
Ratio of net investment income to average net assets	3.30%		1.37%	0.83%		1.74%	2.38%
Portfolio turnover rate	102%		98%	138%		211%	166%

The Fund commenced operations on December 31, 1993.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   141

Financial Highlights continued

	Payden Low Duration Fund - SI Class

	2023	2022
Net asset value — beginning of period	$9.47	$9.92

Income (loss) from investment activities:
Net investment income	0.33	0.12
Net realized and unrealized gains (losses)	0.06	(0.45)

Total from investment activities	0.39	(0.33)

Distributions to shareholders:
From net investment income	(0.32)	(0.11)
Return of capital	(0.01)	(0.01)

Net asset value — end of period	$9.53	$9.47

Total return	4.21%	(3.34	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$456,251	$321,719
Ratio of gross expense to average net assets	0.53%	0.55	%(2)
Ratio of net expense to average net assets	0.38%	0.38	%(2)
Ratio of investment income less gross expenses to average net assets	3.40%	1.72	%(2)
Ratio of net investment income to average net assets	3.54%	1.88	%(2)
Portfolio turnover rate	102%	98	%(1)

The Class commenced operations on February 28, 2022.

(1) Not annualized.

(2) Annualized.

	Payden U.S. Government Fund
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.30	$10.29	$10.54	$10.35	$10.11

Income (loss) from investment activities:
Net investment income	0.31 (1)	0.24 (1)	0.15 (1)	0.19 (1)	0.24 (1)
Net realized and unrealized gains (losses)	(0.14)	(0.97)	(0.18)	0.25	0.30

Total from investment activities	0.17	(0.73)	(0.03)	0.44	0.54

Distributions to shareholders:
From net investment income	(0.32)	(0.26)	(0.22)	(0.25)	(0.30)
Net asset value — end of period	$9.16	$9.30	$10.29	$10.54	$10.35

Total return	1.90%	(7.14)%	(0.31)%	4.26%	5.36%

Ratios/supplemental data:
Net assets, end of period (000s)	$59,974	$53,471	$28,876	$47,360	$39,301
Ratio of gross expense to average net assets	0.67%	0.82%	0.77%	0.73%	0.73%
Ratio of net expense to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of investment income less gross expenses to average net assets	3.13%	2.06%	1.10%	1.51%	2.00%
Ratio of net investment income to average net assets	3.36%	2.45%	1.44%	1.81%	2.30%
Portfolio turnover rate	39%	39%	22%	48%	49%

The Class commenced operations on December 30, 1995.

(1) Based on average shares outstanding.

See notes to financial statements.

142   Payden Mutual Funds

	Payden GNMA Fund
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$7.47	$9.12		$9.47	$9.42	$8.97

Income (loss) from investment activities:
Net investment income	0.26	0.25		0.07	0.18	0.20
Net realized and unrealized gains (losses)	(0.41)	(1.59)		(0.15)	0.15	0.56

Total from investment activities	(0.15)	(1.34)		(0.08)	0.33	0.76

Distributions to shareholders:
From net investment income	(0.24)	(0.31)		(0.27)	(0.28)	(0.31)

Net asset value — end of period	$7.08	$7.47		$9.12	$9.47	$9.42

Total return	(2.19)%	(15.01)%		(0.91)%	3.52%	8.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$88,544	$91,243		$102,013	$122,509	$132,455
Ratio of gross expense to average net assets	0.63%	0.70%		0.69%	0.71%	0.69%
Ratio of net expense to average net assets	0.45%	0.45%		0.47%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.08%	2.03%		1.15%	1.92%	2.51%
Ratio of net investment income to average net assets	3.26%	2.28%		1.38%	2.13%	2.70%
Portfolio turnover rate	17%	29%		28%	25%	18%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Investor Class
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$8.80	$10.84		$11.13	$10.90	$10.20

Income (loss) from investment activities:
Net investment income	0.37 (1)	0.26	(1)	0.21 (1)	0.26 (1)	0.33 (1)
Net realized and unrealized gains (losses)	(0.26)	(2.01)		0.09	0.25	0.71

Total from investment activities	0.11	(1.75)		0.30	0.51	1.04

Distributions to shareholders:
From net investment income	(0.34)	(0.28)		(0.42)	(0.28)	(0.32)
From net realized gains	—	(0.01)		(0.17)	—	—
Return of capital	(0.01)	(0.00	)(2)	—	—	(0.02)

Total distributions to shareholders	(0.35)	(0.29)		(0.59)	(0.28)	(0.34)

Net asset value — end of period	$8.56	$8.80		$10.84	$11.13	$10.90

Total return	1.07%	(16.43)%		1.15%	4.76%	10.36%

Ratios/supplemental data:
Net assets, end of period (000s)	$230,480	$294,877		$409,453	$589,061	$695,683
Ratio of gross expense to average net assets	0.52%	0.52%		0.51%	0.54%	0.53%
Ratio of net expense to average net assets	0.52%	0.52%		0.53%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets	4.03%	2.63%		1.93%	2.40%	3.10%
Ratio of net investment income to average net assets	4.03%	2.63%		1.92%	2.40%	3.10%
Portfolio turnover rate	52%	51%		88%	125%	86%

The Fund commenced operations on December 31, 1993.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

Annual Report   143

Financial Highlights continued

	Payden Core Bond Fund - SI Class
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$8.79	$10.83		$11.12	$10.89	$10.19

Income (loss) from investment activities:
Net investment income	0.38 (1)	0.27	(1)	0.22 (1)	0.27 (1)	0.34 (1)
Net realized and unrealized gains (losses)	(0.27)	(2.01)		0.09	0.25	0.71

Total from investment activities	0.11	(1.74)		0.31	0.52	1.05

Distributions to shareholders:
From net investment income	(0.34)	(0.29)		(0.43)	(0.29)	(0.33)
From net realized gains	—	(0.01)		(0.17)	—	—
Return of capital	(0.01)	(0.00	)(2)	—	—	(0.02)

Total distributions to shareholders	(0.35)	(0.30)		(0.60)	(0.29)	(0.35)

Net asset value — end of period	$8.55	$8.79		$10.83	$11.12	$10.89

Total return	1.16%	(16.36)%		1.27%	4.88%	10.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$615,873	$612,851		$833,563	$758,985	$323,935
Ratio of gross expense to average net assets	0.52%	0.52%		0.52%	0.54%	0.54%
Ratio of net expense to average net assets	0.42%	0.42%		0.42%	0.42%	0.54%
Ratio of investment income less gross expenses to average net assets	4.05%	2.64%		1.95%	2.37%	3.10%
Ratio of net investment income to average net assets	4.14%	2.74%		2.05%	2.48%	3.21%
Portfolio turnover rate	52%	51%		88%	125%	86%
The Class commenced operations on January 22, 2018.
	Payden Core Bond Fund - Adviser Class
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$8.77	$10.81		$11.10	$10.87	$10.17

Income (loss) from investment activities:
Net investment income	0.33 (1)	0.23	(1)	0.19 (1)	0.24 (1)	0.30 (1)
Net realized and unrealized gains (losses)	(0.22)	(2.01)		0.08	0.25	0.72

Total from investment activities	0.11	(1.78)		0.27	0.49	1.02

Distributions to shareholders:
From net investment income	(0.31)	(0.25)		(0.39)	(0.26)	(0.30)
From net realized gains	—	(0.01)		(0.17)	—	—
Return of capital	(0.01)	(0.00	)(2)	—	—	(0.02)

Total distributions to shareholders	(0.32)	(0.26)		(0.56)	(0.26)	(0.32)

Net asset value — end of period	$8.56	$8.77		$10.81	$11.10	$10.87

Total return	1.15%	(16.70)%		0.92%	4.52%	10.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$2,965	$23,806		$46,499	$45,755	$38,979
Ratio of gross expense to average net assets	0.78%	0.77%		0.76%	0.79%	0.78%
Ratio of net expense to average net assets	0.78%	0.77%		0.78%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets	3.64%	2.35%		1.71%	2.14%	2.83%
Ratio of net investment income to average net assets	3.64%	2.35%		1.70%	2.15%	2.83%
Portfolio turnover rate	52%	51%		88%	125%	86%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

144   Payden Mutual Funds

	Payden Corporate Bond Fund - Investor Class
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$9.10	$11.96		$12.04	$11.73	$10.63

Income (loss) from investment activities:
Net investment income	0.36	0.29		0.46	0.34	0.38
Net realized and unrealized gains (losses)	(0.15)	(2.53)		0.09	0.31	1.10

Total from investment activities	0.21	(2.24)		0.55	0.65	1.48

Distributions to shareholders:
From net investment income	(0.37)	(0.34)		(0.47)	(0.33)	(0.38)
From net realized gains	—	(0.28)		(0.16)	(0.01)	—
Return of capital	—	(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.37)	(0.62)		(0.63)	(0.34)	(0.38)

Net asset value — end of period	$8.94	$9.10		$11.96	$12.04	$11.73

Total return	2.20%	(19.53)%		3.27%	5.65%	14.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$139,288	$222,269		$460,135	$479,951	$463,203
Ratio of gross expense to average net assets	0.65%	0.66%		0.65%	0.66%	0.66%
Ratio of net expense to average net assets	0.65%	0.65%		0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.92%	2.90%		2.47%	2.82%	3.43%
Ratio of net investment income to average net assets	3.91%	2.90%		2.47%	2.83%	3.43%
Portfolio turnover rate	41%	31%		49%	58%	49%
The Fund commenced operations on March 12, 2009.
	Payden Corporate Bond Fund - SI Class

	2023	2022
Net asset value — beginning of period	$9.10	$10.98

Income (loss) from investment activities:
Net investment income	0.38	0.22
Net realized and unrealized loss	(0.16)	(1.87)

Total from investment activities	0.22	(1.65)

Distributions to shareholders:
From net investment income	(0.38)	(0.23)
Return of capital	—	(0.00	)(1)

Total distributions to shareholders	(0.38)	(0.23)

Net asset value — end of period	$8.94	$9.10

Total return	2.32%	(15.14	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$201,735	$124,148
Ratio of gross expense to average net assets	0.63%	0.65	%(3)
Ratio of net expense to average net assets	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	4.01%	3.45	%(3)
Ratio of net investment income to average net assets	4.08%	3.55	%(3)
Portfolio turnover rate	41%	31	%(2)

The Class commenced operations on February 28, 2022.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

See notes to financial statements.

Annual Report   145

Financial Highlights continued

	Payden Strategic Income Fund - Investor Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.16	$10.46	$10.28	$10.21	$9.77

Income (loss) from investment activities:
Net investment income	0.45	0.31	0.26	0.29	0.33
Net realized and unrealized gains (losses)	(0.02)	(1.20)	0.20	0.08	0.45

Total from investment activities	0.43	(0.89)	0.46	0.37	0.78

Distributions to shareholders:
From net investment income	(0.42)	(0.33)	(0.27)	(0.30)	(0.32)
From net realized gains	(0.01)	(0.08)	(0.01)	—	—
Return of capital	(0.01)	—	—	—	(0.02)

Total distributions to shareholders	(0.44)	(0.41)	(0.28)	(0.30)	(0.34)

Net asset value — end of period	$9.15	$9.16	$10.46	$10.28	$10.21

Total return	4.57%	(8.72)%	4.37%	3.74%	8.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$95,213	$113,587	$147,966	$84,881	$115,545
Ratio of gross expense to average net assets	0.86%	0.87%	0.85%	0.88%	0.87%
Ratio of net expense to average net assets	0.65%	0.65%	0.66%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	4.29%	2.94%	2.30%	2.68%	3.14%
Ratio of net investment income to average net assets	4.49%	3.16%	2.49%	2.86%	3.30%
Portfolio turnover rate	51%	40%	90%	65%	72%

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund - SI Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.16	$10.46	$10.27	$10.20	$9.77

Income (loss) from investment activities:
Net investment income	0.44	0.32	0.28	0.31	0.35
Net realized and unrealized gains (losses)	(0.01)	(1.20)	0.20	0.08	0.43

Total from investment activities	0.43	(0.88)	0.48	0.39	0.78

Distributions to shareholders:
From net investment income	(0.43)	(0.34)	(0.28)	(0.32)	(0.33)
From net realized gains	(0.01)	(0.08)	(0.01)	—	—
Return of capital	(0.01)	—	—	—	(0.02)

Total distributions to shareholders	(0.45)	(0.42)	(0.29)	(0.32)	(0.35)

Net asset value — end of period	$9.15	$9.16	$10.46	$10.27	$10.20

Total return	4.68%	(8.62)%	4.58%	3.90%	8.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$76,974	$49,004	$49,575	$49,334	$49,088
Ratio of gross expense to average net assets	0.86%	0.87%	0.85%	0.88%	0.87%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	4.33%	2.99%	2.34%	2.67%	3.13%
Ratio of net investment income to average net assets	4.63%	3.31%	2.65%	3.00%	3.45%
Portfolio turnover rate	51%	40%	90%	65%	72%

The Fund commenced operations on May 8, 2014.

See notes to financial statements.

146   Payden Mutual Funds

	Payden Absolute Return Bond Fund - Investor Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.18		$10.03	$9.92	$10.06	$9.93

Income (loss) from investment activities:
Net investment income	0.53		0.30	0.20	0.25	0.32
Net realized and unrealized gains (losses)	0.10		(0.83)	0.12	(0.13)	0.16

Total from investment activities	0.63		(0.53)	0.32	0.12	0.48

Distributions to shareholders:
From net investment income	(0.50)		(0.20)	(0.21)	(0.26)	(0.35)
From net realized gains	—		(0.03)	—	—	—
Return of capital	(0.00	)(1)	(0.09)	—	—	—

Total distributions to shareholders	(0.50)		(0.32)	(0.21)	(0.26)	(0.35)

Net asset value — end of period	$9.31		$9.18	$10.03	$9.92	$10.06

Total return	6.93%		(5.32)%	3.22%	1.23%	4.93%

Ratios/supplemental data:
Net assets, end of period (000s)	$139,081		$123,311	$151,027	$132,299	$124,347
Ratio of gross expense to average net assets	0.76%		0.74%	0.74%	0.74%	0.75%
Ratio of net expense to average net assets	0.70%		0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	5.73%		3.00%	1.93%	2.44%	3.21%
Ratio of net investment income to average net assets	5.79%		3.03%	1.96%	2.48%	3.26%
Portfolio turnover rate	132%		104%	95%	67%	82%

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund - SI Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.19		$10.04	$9.93	$10.07	$9.93

Income (loss) from investment activities:
Net investment income	0.59		0.30	0.22	0.27	0.37
Net realized and unrealized gains (losses)	0.06		(0.83)	0.12	(0.13)	0.15

Total from investment activities	0.65		(0.53)	0.34	0.14	0.52

Distributions to shareholders:
From net investment income	(0.52)		(0.20)	(0.23)	(0.28)	(0.38)
From net realized gains	—		(0.03)	—	—	—
Return of capital	(0.00	)(1)	(0.09)	—	—	—

Total distributions to shareholders	(0.52)		(0.32)	(0.23)	(0.28)	(0.38)

Net asset value — end of period	$9.32		$9.19	$10.04	$9.93	$10.07

Total return	7.16%		(5.10)%	3.46%	1.45%	5.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$556,369		$659,836	$878,927	$686,397	$514,279
Ratio of gross expense to average net assets	0.76%		0.74%	0.74%	0.74%	0.74%
Ratio of net expense to average net assets	0.47%		0.47%	0.47%	0.47%	0.47%
Ratio of investment income less gross expenses to average net assets	5.71%		3.01%	1.93%	2.44%	3.13%
Ratio of net investment income to average net assets	6.01%		3.27%	2.19%	2.71%	3.40%
Portfolio turnover rate	132%		104%	95%	67%	82%

The Fund commenced operations on November 6, 2014.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   147

Financial Highlights continued

	Payden Floating Rate Fund - Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.38		$9.91		$9.51	$9.89	$9.93

Income (loss) from investment activities:
Net investment income	0.80		0.40		0.30	0.33	0.48
Net realized and unrealized gains (losses)	0.23		(0.51)		0.39	(0.38)	(0.06)

Total from investment activities	1.03		(0.11)		0.69	(0.05)	0.42

Distributions to shareholders:
From net investment income	(0.79)		(0.42)		(0.28)	(0.33)	(0.46)
Return of capital	(0.00	)(1)	(0.00	)(1)	(0.01)	—	(0.00	)(1)

Total distributions to shareholders	(0.79)		(0.42)		(0.29)	(0.33)	(0.46)

Net asset value — end of period	$9.62		$9.38		$9.91	$9.51	$9.89

Total return	11.39%		(1.10)%		7.29%	(0.41)%	4.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$27,057		$24,160		$20,753	$19,569	$21,962
Ratio of gross expense to average net assets	0.90%		0.86%		0.92%	0.97%	0.89%
Ratio of net expense to average net assets	0.70%		0.70%		0.72%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	8.06%		4.12%		2.80%	3.22%	4.22%
Ratio of net investment income to average net assets	8.27%		4.28%		3.00%	3.44%	4.36%
Portfolio turnover rate	28%		33%		40%	53%	29%

The Fund commenced operations on November 11, 2013.

	Payden Floating Rate Fund - SI Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.39		$9.92		$9.51	$9.90	$9.94

Income (loss) from investment activities:
Net investment income	0.80		0.42		0.32	0.33	0.44
Net realized and unrealized gains (losses)	0.25		(0.52)		0.39	(0.38)	(0.01)

Total from investment activities	1.05		(0.10)		0.71	(0.05)	0.43

Distributions to shareholders:
From net investment income	(0.81)		(0.43)		(0.29)	(0.34)	(0.47)
Return of capital	(0.00	)(1)	(0.00	)(1)	(0.01)	—	(0.00	)(1)

Total distributions to shareholders	(0.81)		(0.43)		(0.30)	(0.34)	(0.47)

Net asset value — end of period	$9.63		$9.39		$9.92	$9.51	$9.90

Total return	11.52%		(1.01)%		7.53%	(0.41)%	4.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$88,309		$124,423		$170,373	$47,606	$54,924
Ratio of gross expense to average net assets	0.90%		0.86%		0.89%	0.97%	0.89%
Ratio of net expense to average net assets	0.60%		0.60%		0.61%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	7.98%		3.98%		2.77%	3.23%	4.23%
Ratio of net investment income to average net assets	8.29%		4.24%		3.05%	3.55%	4.48%
Portfolio turnover rate	28%		33%		40%	53%	29%

The Fund commenced operations on November 11, 2013.

(1) Amount is less than $0.005.

See notes to financial statements.

148   Payden Mutual Funds

	Payden High Income Fund - Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$5.82		$6.87		$6.45	$6.53	$6.25

Income (loss) from investment activities:
Net investment income	0.43		0.35		0.33	0.34	0.35
Net realized and unrealized gains (losses)	0.00	(1)	(1.05)		0.42	(0.08)	0.28

Total from investment activities	0.43		(0.70)		0.75	0.26	0.63

Distributions to shareholders:
From net investment income	(0.41)		(0.35)		(0.33)	(0.34)	(0.35)
Return of capital	(0.00	)(1)	(0.00	)(1)	—	—	—

Net asset value — end of period	$5.84		$5.82		$6.87	$6.45	$6.53

Total return	7.54%		(10.45)%		11.75%	4.23%	10.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$141,392		$227,112		$740,403	$525,196	$440,406
Ratio of gross expense to average net assets	0.59%		0.60%		0.60%	0.62%	0.62%
Ratio of net expense to average net assets	0.59%		0.60%		0.60%	0.62%	0.62%
Ratio of investment income less gross expenses to average net assets	6.91%		5.22%		4.75%	5.28%	5.41%
Ratio of net investment income to average net assets	6.91%		5.22%		4.75%	5.28%	5.41%
Portfolio turnover rate	75%		70%		74%	124%	74%
The Fund commenced operations on December 30, 1997.
	Payden High Income Fund - SI Class
	2023		2022
Net asset value — beginning of period	$5.81		$6.57

Income (loss) from investment activities:
Net investment income	0.42		0.22
Net realized and unrealized gains (losses)	0.02		(0.74)

Total from investment activities	0.44		(0.52)

Distributions to shareholders:
From net investment income	(0.42)		(0.24)
Return of capital	(0.00	)(1)	(0.00	)(1)

Net asset value — end of period	$5.83		$5.81

Total return	7.63%		(7.92	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$436,946		$350,733
Ratio of gross expense to average net assets	0.59%		0.61	%(3)
Ratio of net expense to average net assets	0.55%		0.55	%(3)
Ratio of investment income less gross expenses to average net assets	6.98%		5.91	%(3)
Ratio of net investment income to average net assets	7.02%		5.96	%(3)
Portfolio turnover rate	75%		70	%(2)

The Class commenced operations on February 28, 2022.

(1)   Amount is less than $0.005.

(2)   Not annualized.

(3)   Annualized.

See notes to financial statements.

Annual Report   149

Financial Highlights continued

	Payden California Municipal Social Impact Fund
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.38	$10.49	$10.58	$10.62	$9.98

Income (loss) from investment activities:
Net investment income	0.29	0.16	0.34	0.22	0.26
Net realized and unrealized gains (losses)	0.05	(1.11)	0.09	0.18	0.65

Total from investment activities	0.34	(0.95)	0.43	0.40	0.91

Distributions to shareholders:
From net investment income	(0.29)	(0.16)	(0.34)	(0.22)	(0.26)
From net realized gains	—	—	(0.18)	(0.22)	(0.01)

Total distributions to shareholders	(0.29)	(0.16)	(0.52)	(0.44)	(0.27)

Net asset value — end of period	$9.43	$9.38	$10.49	$10.58	$10.62

Total return	3.55%	(9.12)%	2.38%	3.90%	9.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$152,393	$141,705	$87,753	$64,088	$61,866
Ratio of gross expense to average net assets	0.63%	0.68%	0.71%	0.81%	0.70%
Ratio of net expense to average net assets	0.45%	0.45%	0.47%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets	2.81%	1.39%	1.27%	1.80%	2.29%
Ratio of net investment income to average net assets	2.99%	1.62%	1.50%	2.08%	2.46%
Portfolio turnover rate	181%	105%	140%	209%	132%

The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$9.42		$10.10	$10.10	$10.04		$9.87

Income (loss) from investment activities:
Net investment income	0.43		0.18	0.13	0.19		0.28
Net realized and unrealized gains (losses)	(0.06	)(1)	(0.64)	(0.01)	0.07		0.17

Total from investment activities	0.37		(0.46)	0.12	0.26		0.45

Distributions to shareholders:
From net investment income	(0.35)		(0.17)	(0.12)	(0.20)		(0.28)
From net realized gains	—		(0.05)	—	—		—
Return of capital	(0.00	)(2)	—	—	(0.00	)(2)	(0.00	)(2)

Total distributions to shareholders	(0.35)		(0.22)	(0.12)	(0.20)		(0.28)

Net asset value — end of period	$9.44		$9.42	$10.10	$10.10		$10.04

Total return	3.99%		(4.55)%	1.16%	2.63%		4.61%

Ratios/supplemental data:
Net assets, end of period (000s)	$45,150		$74,440	$86,225	$96,311		$91,028
Ratio of gross expense to average net assets	0.79%		0.82%	0.76%	0.72%		0.69%
Ratio of net expense to average net assets	0.53%		0.53%	0.53%	0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	3.29%		1.44%	0.91%	1.76%		2.63%
Ratio of net investment income to average net assets	3.55%		1.74%	1.13%	1.95%		2.78%
Portfolio turnover rate	94%		128%	169%	197%		107%

The Fund commenced operations on September 18, 1996.

(1) The amount presented is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(2) Amount is less than $0.005.

See notes to financial statements.

150   Payden Mutual Funds

	Payden Global Fixed Income Fund - Investor Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$7.65	$9.17	$9.33	$9.24	$8.89

Income (loss) from investment activities:
Net investment income (loss)	(0.86)	(0.13)	0.19	0.23	0.19
Net realized and unrealized gains (losses)	0.99	(1.08)	(0.04)	0.12	0.63

Total from investment activities	0.13	(1.21)	0.15	0.35	0.82

Distributions to shareholders:
From net investment income	(0.49)	(0.25)	(0.23)	(0.26)	(0.47)
From net realized gains	—	(0.06)	(0.08)	—	—
Return of capital	(0.16)	—	—	—	—

Total distributions to shareholders	(0.65)	(0.31)	(0.31)	(0.26)	(0.47)

Net asset value — end of period	$7.13	$7.65	$9.17	$9.33	$9.24

Total return	1.68%	(13.49)%	0.59%	3.87%	9.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,519	$92,024	$178,480	$180,074	$138,387
Ratio of gross expense to average net assets	0.68%	0.70%	0.71%	0.78%	0.78%
Ratio of net expense to average net assets	0.68%	0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	2.92%	1.60%	1.19%	1.43%	1.81%
Ratio of net investment income to average net assets	2.83%	1.54%	1.20%	1.51%	1.88%
Portfolio turnover rate	42%	55%	60%	88%	67%

The Fund commenced operations on September 1, 1992.

	Payden Global Fixed Income Fund - SI Class
	2023	2022	2021
Net asset value — beginning of period	$7.64	$9.16	$9.23

Income (loss) from investment activities:
Net investment income	0.18	0.16	0.04
Net realized and unrealized loss	(0.03)	(1.36)	(0.06)

Total from investment activities	0.15	(1.20)	(0.02)

Distributions to shareholders:
From net investment income	(0.50)	(0.26)	(0.05)
From net realized gains	—	(0.06)	—
Return of capital	(0.17)	—	—

Total distributions to shareholders	(0.67)	(0.32)	(0.05)

Net asset value — end of period	$7.12	$7.64	$9.16

Total return	1.71%	(13.37)%	(0.39	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$122,200	$144,999	$125,513
Ratio of gross expense to average net assets	0.59%	0.63%	0.79	%(2)
Ratio of net expense to average net assets	0.55%	0.55%	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	2.98%	1.67%	1.11	%(2)
Ratio of net investment income to average net assets	3.02%	1.75%	1.35	%(2)
Portfolio turnover rate	42%	55%	60	%(1)

The Class commenced operations on June 30, 2021.

(1) Not annualized.

(2) Annualized.

See notes to financial statements.

Annual Report   151

Financial Highlights continued

	Payden Emerging Markets Bond Fund - Investor Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.17	$13.12	$12.99	$13.58	$12.68

Income (loss) from investment activities:
Net investment income	0.63 (1)	0.64 (1)	0.70 (1)	0.68 (1)	0.75
Net realized and unrealized gains (losses)	0.42	(3.94)	0.14	(0.62)	0.91

Total from investment activities	1.05	(3.30)	0.84	0.06	1.66

Distributions to shareholders:
From net investment income	(0.64)	(0.65)	(0.71)	(0.65)	(0.76)
Return of capital	(0.14)	—	—	—	—

Total distributions to shareholders	(0.78)	(0.65)	(0.71)	(0.65)	(0.76)

Net asset value — end of period	$9.44	$9.17	$13.12	$12.99	$13.58

Total return	11.16%	(25.82)%	6.48%	0.58%	13.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$268,578	$321,800	$279,531	$282,521	$409,458
Ratio of gross expense to average net assets	0.72%	0.73%	0.71%	0.73%	0.72%
Ratio of net expense to average net assets	0.72%	0.73%	0.71%	0.73%	0.72%
Ratio of investment income less gross expenses to average net assets	6.43%	5.88%	5.22%	5.16%	5.65%
Ratio of net investment income to average net assets	6.43%	5.88%	5.22%	5.16%	5.65%
Portfolio turnover rate	73%	52%	63%	79%	73%

The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - SI Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.16	$13.10	$12.97	$13.56	$12.67

Income (loss) from investment activities:
Net investment income	0.64 (1)	0.65 (1)	0.71 (1)	0.67 (1)	0.81
Net realized and unrealized gains (losses)	0.42	(3.93)	0.13	(0.60)	0.85

Total from investment activities	1.06	(3.28)	0.84	0.07	1.66

Distributions to shareholders:
From net investment income	(0.65)	(0.66)	(0.71)	(0.66)	(0.77)
Return of capital	(0.14)	—	—	—	—

Total distributions to shareholders	(0.79)	(0.66)	(0.71)	(0.66)	(0.77)

Net asset value — end of period	$9.43	$9.16	$13.10	$12.97	$13.56

Total return	11.21%	(25.76)%	6.51%	0.64%	13.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$395,460	$420,935	$541,893	$660,615	$582,062
Ratio of gross expense to average net assets	0.72%	0.73%	0.71%	0.74%	0.73%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	6.44%	5.86%	5.21%	5.06%	5.68%
Ratio of net investment income to average net assets	6.47%	5.90%	5.23%	5.11%	5.72%
Portfolio turnover rate	73%	52%	63%	79%	73%

The Class commenced operations on April 9, 2012.

(1) Based on average shares outstanding.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Adviser Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.18	$13.13	$13.00	$13.59	$12.69

Income (loss) from investment activities:
Net investment income	0.61 (1)	0.63 (1)	0.67 (1)	0.64 (1)	0.73
Net realized and unrealized gains (losses)	0.43	(3.96)	0.14	(0.61)	0.90

Total from investment activities	1.04	(3.33)	0.81	0.03	1.63

Distributions to shareholders:
From net investment income	(0.63)	(0.62)	(0.68)	(0.62)	(0.73)
Return of capital	(0.13)	—	—	—	—

Total distributions to shareholders	(0.76)	(0.62)	(0.68)	(0.62)	(0.73)

Net asset value — end of period	$9.46	$9.18	$13.13	$13.00	$13.59

Total return	10.99%	(26.02)%	6.21%	0.33%	13.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,694	$22,319	$64,314	$52,306	$67,090
Ratio of gross expense to average net assets	0.97%	0.98%	0.96%	0.98%	0.97%
Ratio of net expense to average net assets	0.97%	0.98%	0.96%	0.98%	0.97%
Ratio of investment income less gross expenses to average net assets	6.17%	5.57%	4.98%	4.86%	5.40%
Ratio of net investment income to average net assets	6.17%	5.57%	4.98%	4.86%	5.40%
Portfolio turnover rate	73%	52%	63%	79%	73%

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Local Bond Fund - Investor Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$4.34	$5.72	$5.84	$6.50	$5.97

Income (loss) from investment activities:
Net investment income	0.30 (1)	0.28 (1)	0.28 (1)	0.58	0.37
Net realized and unrealized gains (losses)	0.25	(1.38)	(0.10)	(0.93)	0.52

Total from investment activities	0.55	(1.10)	0.18	(0.35)	0.89

Distributions to shareholders:
From net investment income	(0.11)	(0.03)	—	—	(0.15)
Return of capital	(0.16)	(0.25)	(0.30)	(0.31)	(0.21)

Total distributions to shareholders	(0.27)	(0.28)	(0.30)	(0.31)	(0.36)

Net asset value — end of period	$4.62	$4.34	$5.72	$5.84	$6.50

Total return	12.11%	(19.76)%	2.92%	(5.41)%	15.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$6,646	$4,200	$43,551	$128,212	$216,368
Ratio of gross expense to average net assets	1.30%	1.12%	1.05%	0.93%	0.91%
Ratio of net expense to average net assets	0.99%	0.99%	0.99%	0.93%	0.91%
Ratio of investment income less gross expenses to average net assets	5.90%	5.19%	4.55%	5.08%	5.71%
Ratio of net investment income to average net assets	6.21%	5.32%	4.61%	5.08%	5.71%
Portfolio turnover rate	72%	65%	39%	54%	62%

The Fund commenced operations on November 2, 2011.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   153

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund - SI Class
	2023	2022
Net asset value — beginning of period	$4.26	$5.30

Income (loss) from investment activities:
Net investment income	0.31 (1)	0.18
Net realized and unrealized gains (losses)	0.25	(1.02)

Total from investment activities	0.56	(0.84)

Distributions to shareholders:
From net investment income	(0.11)	(0.02)
Return of capital	(0.17)	(0.18)

Total distributions to shareholders	(0.28)	(0.20)

Net asset value — end of period	$4.54	$4.26

Total return	12.63%	(16.12	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$64,103	$26,701
Ratio of gross expense to average net assets	1.26%	1.31	%(3)
Ratio of net expense to average net assets	0.75%	0.75	%(3)
Ratio of investment income less gross expenses to average net assets	6.04%	5.54	%(3)
Ratio of net investment income to average net assets	6.55%	6.10	%(3)
Portfolio turnover rate	72%	65	%(2)
The Class commenced operations on February 28, 2022. (1) Based on average shares outstanding. (2) Not annualized. (3) Annualized.
	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2023	2022		2021	2020	2019
Net asset value — beginning of period	$7.90	$10.18		$9.99	$9.99	$9.59

Income (loss) from investment activities:
Net investment income	0.47 (1)	0.41	(1)	0.43 (1)	0.42 (1)	0.48 (1)
Net realized and unrealized gains (losses)	0.26	(2.18)		0.19	0.00 (2)	0.41

Total from investment activities	0.73	(1.77)		0.62	0.42	0.89

Distributions to shareholders:
From net investment income	(0.44)	(0.41)		(0.43)	(0.40)	(0.49)
From net realized gains	—	(0.10)		—	—	—
Return of capital	(0.04)	—		—	(0.02)	—

Total distributions to shareholders	(0.48)	(0.51)		(0.43)	(0.42)	(0.49)

Net asset value — end of period	$8.15	$7.90		$10.18	$9.99	$9.99

Total return	9.17%	(17.91)%		6.08%	4.53%	9.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,856	$18,845		$5,208	$3,845	$3,681
Ratio of gross expense to average net assets	1.26%	1.32%		1.28%	1.38%	1.32%
Ratio of net expense to average net assets	0.95%	0.95%		0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	5.29%	4.39%		3.80%	3.89%	4.55%
Ratio of net investment income to average net assets	5.60%	4.77%		4.13%	4.31%	4.92%
Portfolio turnover rate	104%	95%		84%	105%	94%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

154   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund - SI Class
	2023	2022	2021	2020		2019
Net asset value — beginning of period	$7.91	$10.20	$10.01	$10.01		$9.60

Income (loss) from investment activities:
Net investment income	0.48 (1)	0.42 (1)	0.44 (1)	0.43	(1)	0.49 (1)
Net realized and unrealized gains (losses)	0.26	(2.19)	0.19	(0.00	)(2)	0.42

Total from investment activities	0.74	(1.77)	0.63	0.43		0.91

Distributions to shareholders:
From net investment income	(0.44)	(0.42)	(0.44)	(0.41)		(0.50)
From net realized gains	—	(0.10)	—	—		—
Return of capital	(0.04)	—	—	(0.02)		—

Total distributions to shareholders	(0.48)	(0.52)	(0.44)	(0.43)		(0.50)

Net asset value — end of period	$8.17	$7.91	$10.20	$10.01		$10.01

Total return	9.40%	(17.93)%	6.28%	4.52%		9.67%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,447	$27,674	$48,205	$39,344		$36,825
Ratio of gross expense to average net assets	1.25%	1.33%	1.28%	1.38%		1.32%
Ratio of net expense to average net assets	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of investment income less gross expenses to average net assets	5.29%	4.15%	3.82%	3.89%		4.54%
Ratio of net investment income to average net assets	5.70%	4.63%	4.25%	4.41%		5.01%
Portfolio turnover rate	104%	95%	84%	105%		94%
The Fund commenced operations on November 11, 2013. (1) Based on average shares outstanding. (2) Amount is less than $0.005.
	Payden Equity Income Fund - Investor Class
	2023	2022	2021	2020		2019
Net asset value — beginning of period	$16.92	$21.25	$15.97	$18.15		$16.20

Income (loss) from investment activities:
Net investment income	0.28	0.33	0.38	0.36		0.40
Net realized and unrealized gains (losses)	(1.36)	(0.93)	5.24	(1.66)		2.03

Total from investment activities	(1.08)	(0.60)	5.62	(1.30)		2.43

Distributions to shareholders:
From net investment income	(0.28)	(0.52)	(0.34)	(0.33)		(0.37)
From net realized gains	(0.71)	(3.21)	—	(0.52)		(0.11)
Return of capital	—	—	—	(0.03)		—

Total distributions to shareholders	(0.99)	(3.73)	(0.34)	(0.88)		(0.48)

Net asset value — end of period	$14.85	$16.92	$21.25	$15.97		$18.15

Total return	(6.75)%	(3.64)%	35.41%	(7.49)%		15.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$318,111	$472,728	$536,613	$483,678		$570,662
Ratio of gross expense to average net assets	0.73%	0.74%	0.72%	0.74%		0.74%
Ratio of net expense to average net assets	0.73%	0.74%	0.72%	0.74%		0.74%
Ratio of investment income less gross expenses to average net assets	1.81%	1.97%	1.87%	2.17%		2.36%
Ratio of net investment income to average net assets	1.81%	1.97%	1.87%	2.17%		2.36%
Portfolio turnover rate	111%	96%	95%	63%		49%

The Fund commenced operations on November 1, 1996.

See notes to financial statements.

Annual Report   155

Financial Highlights continued

	Payden Equity Income Fund - SI Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$16.94	$21.27	$15.98	$18.16	$16.21

Income (loss) from investment activities:
Net investment income	0.30	0.36	0.38	0.36	0.41
Net realized and unrealized gains (losses)	(1.35)	(0.95)	5.26	(1.64)	2.03

Total from investment activities	(1.05)	(0.59)	5.64	(1.28)	2.44

Distributions to shareholders:
From net investment income	(0.30)	(0.53)	(0.35)	(0.35)	(0.38)
From net realized gains	(0.71)	(3.21)	—	(0.52)	(0.11)
Return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(1.01)	(3.74)	(0.35)	(0.90)	(0.49)

Net asset value — end of period	$14.88	$16.94	$21.27	$15.98	$18.16

Total return	(6.59)%	(3.59)%	35.51%	(7.40)%	15.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$809,987	$945,034	$1,233,890	$916,286	$809,209
Ratio of gross expense to average net assets	0.73%	0.74%	0.72%	0.74%	0.74%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.78%	1.99%	1.87%	2.16%	2.36%
Ratio of net investment income to average net assets	1.86%	2.07%	1.94%	2.24%	2.45%
Portfolio turnover rate	111%	96%	95%	63%	49%

The Class commenced operations on August 1, 2014.

	Payden Equity Income Fund - Adviser Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$16.89	$21.23	$15.96	$18.13	$16.19

Income (loss) from investment activities:
Net investment income	0.23	0.28	0.31	0.32	0.36
Net realized and unrealized gains (losses)	(1.34)	(0.93)	5.26	(1.65)	2.02

Total from investment activities	(1.11)	(0.65)	5.57	(1.33)	2.38

Distributions to shareholders:
From net investment income	(0.25)	(0.48)	(0.30)	(0.29)	(0.33)
From net realized gains	(0.71)	(3.21)	—	(0.52)	(0.11)
Return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(0.96)	(3.69)	(0.30)	(0.84)	(0.44)

Net asset value — end of period	$14.82	$16.89	$21.23	$15.96	$18.13

Total return	(6.97)%	(3.91)%	35.08%	(7.66)%	15.05%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,486	$19,362	$19,877	$13,486	$16,039
Ratio of gross expense to average net assets	0.98%	0.99%	0.97%	0.99%	0.99%
Ratio of net expense to average net assets	0.98%	0.99%	0.97%	0.99%	0.99%
Ratio of investment income less gross expenses to average net assets	1.55%	1.72%	1.62%	1.91%	2.11%
Ratio of net investment income to average net assets	1.55%	1.72%	1.62%	1.91%	2.11%
Portfolio turnover rate	111%	96%	95%	63%	49%

The Class commenced operations on December 1, 2011.

See notes to financial statements.

156   Payden Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agents banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 29, 2023

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   157

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2023. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2023	Value October 31, 2023	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,025.20	2.52%	0.25%	$1.28
Limited Maturity, Investor Class	1,000.00	1,028.90	2.89%	0.25%	1.28
Limited Maturity, SI Class	1,000.00	1,028.10	2.81%	0.20%	1.02
Low Duration, Investor Class	1,000.00	1,007.50	0.75%	0.43%	2.18
Low Duration, SI Class	1,000.00	1,007.80	0.78%	0.38%	1.92
U.S. Government	1,000.00	989.30	(1.07)%	0.43%	2.16
GNMA	1,000.00	926.30	(7.37)%	0.45%	2.19
Core Bond, Investor Class	1,000.00	941.40	(5.86)%	0.50%	2.47
Core Bond, SI Class	1,000.00	941.80	(5.82)%	0.42%	2.06
Core Bond, Adviser Class	1,000.00	940.10	(5.99)%	0.78%	3.81
Corporate Bond, Investor Class	1,000.00	941.00	(5.90)%	0.65%	3.18
Corporate Bond, SI Class	1,000.00	941.70	(5.83)%	0.55%	2.69
Strategic Income, Investor Class	1,000.00	991.60	(0.84)%	0.65%	3.26
Strategic Income, SI Class	1,000.00	992.10	(0.79)%	0.55%	2.76
Absolute Return Bond, Investor Class	1,000.00	1,008.90	0.89%	0.70%	3.54
Absolute Return Bond, SI Class	1,000.00	1,010.00	1.00%	0.47%	2.38
Floating Rate, Investor Class	1,000.00	1,050.30	5.03%	0.70%	3.62
Floating Rate, SI Class	1,000.00	1,051.80	5.18%	0.60%	3.10
High Income, Investor Class	1,000.00	1,007.70	0.77%	0.59%	2.97
High Income, SI Class	1,000.00	1,008.00	0.80%	0.55%	2.78
California Municipal Social Impact	1,000.00	969.60	(3.04)%	0.45%	2.23
Global Low Duration	1,000.00	1,006.90	0.69%	0.53%	2.68
Global Fixed Income, Investor Class	1,000.00	967.60	(3.24)%	0.64%	3.18
Global Fixed Income, SI Class	1,000.00	967.10	(3.29)%	0.55%	2.73
Emerging Markets Bond, Investor Class	1,000.00	991.60	(0.84)%	0.71%	3.58
Emerging Markets Bond, SI Class	1,000.00	991.60	(0.84)%	0.69%	3.46
Emerging Markets Bond, Adviser Class	1,000.00	990.40	(0.96)%	0.96%	4.83
Emerging Markets Local Bond, Investor Class	1,000.00	967.10	(3.29)%	0.99%	4.91
Emerging Markets Local Bond, SI Class	1,000.00	969.90	(3.01)%	0.75%	3.73
Emerging Markets Corporate Bond, Investor Class	1,000.00	993.50	(0.65)%	0.95%	4.77
Emerging Markets Corporate Bond, SI Class	1,000.00	994.00	(0.60)%	0.85%	4.27
Equity Income, Investor Class	1,000.00	952.20	(4.78)%	0.72%	3.55
Equity Income, SI Class	1,000.00	953.30	(4.67)%	0.65%	3.20
Equity Income, Adviser Class	1,000.00	951.50	(4.85)%	0.97%	4.77

158   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2023 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2023	Value October 31, 2023	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.95	2.39%	0.25%	$1.28
Limited Maturity, Investor Class	1,000.00	1,023.94	2.39%	0.25%	1.28
Limited Maturity, SI Class	1,000.00	1,024.20	2.42%	0.20%	1.02
Low Duration, Investor Class	1,000.00	1,023.04	2.30%	0.43%	2.19
Low Duration, SI Class	1,000.00	1,023.29	2.33%	0.38%	1.94
U.S. Government	1,000.00	1,023.04	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.94	2.29%	0.45%	2.29
Core Bond, Investor Class	1,000.00	1,022.67	2.27%	0.50%	2.57
Core Bond, SI Class	1,000.00	1,023.09	2.31%	0.42%	2.14
Core Bond, Adviser Class	1,000.00	1,021.27	2.13%	0.78%	3.97
Corporate Bond, Investor Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Corporate Bond, SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Strategic Income, Investor Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income, SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Absolute Return Bond, Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Absolute Return Bond, SI Class	1,000.00	1,022.84	2.28%	0.47%	2.40
Floating Rate, Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Floating Rate, SI Class	1,000.00	1,022.18	2.22%	0.60%	3.06
High Income, Investor Class	1,000.00	1,022.25	2.22%	0.59%	2.99
High Income, SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
California Municipal Social Impact	1,000.00	1,022.94	2.29%	0.45%	2.29
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income, Investor Class	1,000.00	1,021.97	2.20%	0.64%	3.27
Global Fixed Income, SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Emerging Markets Bond, Investor Class	1,000.00	1,021.61	2.16%	0.71%	3.63
Emerging Markets Bond, SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Bond, Adviser Class	1,000.00	1,020.35	2.03%	0.96%	4.91
Emerging Markets Local Bond, Investor Class	1,000.00	1,020.21	2.02%	0.99%	5.04
Emerging Markets Local Bond, SI Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Emerging Markets Corporate Bond, Investor Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Emerging Markets Corporate Bond, SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income, Investor Class	1,000.00	1,021.57	2.16%	0.72%	3.67
Equity Income, SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Equity Income, Adviser Class	1,000.00	1,020.31	2.03%	0.97%	4.94

Annual Report   159

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its many duties, and most likely the most important duty of the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is its initial approval, and subsequently its annual approval, of the investment management agreement (the “Agreement”) between Payden & Rygel (the “Adviser”) and the P&R Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund,” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and the other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the P&R Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the P&R Trust’s current eight Trustees are deemed to be Independent Trustees for this purpose.

In order to assure that the Board’s Audit Committee (the “Audit Committee”) had sufficient time to review and discuss the material presented to it, the Audit Committee had a special session of the Audit Committee on Thursday, June 15, 2023, to assure the Audit Committee had sufficient time to consider the material presented to it.

Following that session, and after the Audit Committee had the further opportunity to discuss the approval of the investment advisers at its regularly scheduled meeting on June 20, 2023, the Audit Committee recommended unanimously and the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to each of the eighteen Paydenfunds for an additional year through June 30, 2024. The Board approved the Agreement following the unanimous recommendation of the Audit Committee, which is composed of all six of the Independent Trustees of the P&R Trust. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and at meetings of the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. The determination made by each of the Independent Trustees individually also took into account various factors that each of them believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) the business judgment made by each of the Independent Trustees.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process, as follows. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and to the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

160   Payden Mutual Funds

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge advised the Board that its reports were designed specifically to provide the Board with information on the fees, expenses and other performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 20, 2023, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board, respectively, in their consideration about whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided, or to be provided, by the Adviser to the particular Paydenfund in question; (2) the individual investment performance of each of the Paydenfunds; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits (if any) to be realized by the Adviser and its affiliates from their relationship with any one or more of the Paydenfunds; (4) fees charged by other investment advisers for the same or similar work; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Paydenfund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 20, 2023, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

Annual Report   161

Approval of Investment Advisory Agreement (Unaudited) continued

3. Nature, Extent and Quality of Services

The Board and Audit Committee members considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee each concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the plans by the Adviser to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that, overall, the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Paydenfund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates for each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising SEC-registered mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. The Trustees further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as

162   Payden Mutual Funds

possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “first” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2023.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was also in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the five-year and ten-year periods, and in the second quintile for each of the one-year and three-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, and in the first quintile for each of the three-year, five-year, and ten-year periods.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

Annual Report   163

Approval of Investment Advisory Agreement (Unaudited) continued

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year and three-year periods, and in the third quintile for each of the five-year and ten-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, and in the first quintile for each of the three-year, five-year, and ten-year periods.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for each of the one-year and three-year periods, in the fourth quintile for the five-year period, and in the third quintile for the ten-year period.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

164   Payden Mutual Funds

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year and five-year periods, and in the second quintile for the three-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the first quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the Second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, and in the third quintile for each of the three-year and five-year periods. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the Expense Group. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.00%. The current annual expense ratio is 0.66%.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year, three-year, and five-year periods, and in the first quintile for the ten-year period.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.75%. The current annual expense ratio is 0.60%.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, three-year, five-year, and ten-year periods.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year and five-year periods, and in the second quintile for the three-year period. The Fund began operations on November 11, 2013.

Annual Report   165

Approval of Investment Advisory Agreement (Unaudited) continued

California Municipal Social Impact Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the fourth quintile of the Expense Group for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, three-year, five-year and ten-year periods.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, three-year, and five-year periods, and in the second quintile for the ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%. The current annual expense ratio is 0.70%.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year and three-year periods, in the second quintile for the five- year period, and in the first quintile for the ten-year period.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.25%. The current annual expense ratio is 0.73%.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for the one-year period, in the fourth quintile for the three-year period, in the third quintile for the five-year period, and in the second quintile for the ten-year period.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

166   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.99%.    This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period, in the third quintile for each of the three-year and five-year periods, and in the fifth quintile for the ten-year period.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fifth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed at that time.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period, and in the first quintile for each of the three-year and five-year periods. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee is in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The current annual expense ratio (no cap) is 0.75%.

• Performance: The Fund was in the fifth quintile for each of the one-year, three-year, five-year, and ten-year periods.

Annual Report   167

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	66	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	76	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	79	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	82	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	74	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	81	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Jordan H. Lopez	42	Interested Trustee	2020	19	Director, Payden & Rygel
Asha B. Joshi	66	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Managing Director and Treasurer, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director, Payden & Rygel
Reza Pishva		Secretary	2022		Director and General Counsel, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees.

168   Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

You may elect to receive shareholder reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1 800 572-9336, to request paper copies.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1 800 SEC-0330.

The Funds file their schedule of portfolio holdings with the SEC monthly on Form N-MFP. These reports are available on the SEC’s website at www.sec.gov.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at www.sec.gov. You may also call 1 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund — SI Class (PYLSX)
Payden Limited Maturity Fund — Investor Class (PYLMX)
Payden Low Duration Fund — SI Class (PYLDX)
Payden Low Duration Fund — Investor Class (PYSBX)
Payden U.S. Government Fund (PYUSX)
Payden GNMA Fund (PYGNX)
Payden Core Bond Fund — SI Class (PYCSX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund — SI Class (PYCTX)
Payden Corporate Bond Fund — Investor Class (PYACX)
Payden Strategic Income Fund — SI Class (PYSIX)
Payden Strategic Income Fund — Investor Class (PYSGX)
Payden Absolute Return Bond Fund — SI Class (PYAIX)
Payden Absolute Return Bond Fund — Investor Class (PYARX)
Payden Floating Rate Fund — SI Class (PYFIX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden High Income Fund — SI Class (PYCHX)
Payden High Income Fund — Investor Class (PYHRX)

TAX EXEMPT BOND FUND

Payden California Municipal Social Impact Fund (PYCRX)

GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund — SI Class (PYGIX)
Payden Global Fixed Income Fund — Investor Class (PYGFX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Local Bond Fund — SI Class (PYILX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)

EQUITY FUND

Payden Equity Income Fund — SI Class (PYVSX)
Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — Adviser Class (PYVAX)

PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 572-9336 payden.com payden@UMB.com

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

October 31, 2023

Contents

•	Shareholder Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

10	Statement of Assets & Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Notes to Financial Statements

23	Financial Highlights

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory Agreement

30	Trustees & Officers

Annual Report

Management Discussion & Analysis

For the fiscal year ended October 31, 2023, the Payden Managed Income Fund, SI Class (PKBIX) returned 6.61%, the Advisor Class (PKCBX) returned 6.38%, the Retirement Class (PKCRX) returned 6.07% and the Institutional Class (PKCIX) returned 6.76%. This return compares to the Fund’s benchmark the 30-year U.S. Treasury Bond Yield, return of 3.36%. Despite US government bond yields rising on average 1% for the fiscal year, fixed income performance was broadly positive for the period as credit risk premiums declined across most asset classes. Notwithstanding a banking crisis in March, financial markets were largely stable for the year supported by a strong labor market, resilient consumer, reacceleration in growth, and healthy corporate fundamental backdrop. The Fund overall reduced both interest rate and credit risk during the year. Fund Duration peaked at 3.2 years in May, down to a low of 1.0 in August, and ended the fiscal year at 1.5. The Fund reduced risk to the lowest level in multiple years as the current environment compensates investors to move up-in-quality and in shorter maturities all while not overly eroding yield and credit risk premiums. All core income sectors were positive contributors to performance, bar agency mortgage-backed securities which detracted from performance as interest rate volatility was elevated. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, emerging market, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps, and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Overall, derivatives contributed 0.13% to Fund performance.

Annual Report   1

            Portfolio Highlights & Investments

The Fund seeks income and total return consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	42%
Asset Backed	28%
Mortgage Backed	15%
Foreign Government	7%
U.S. Treasury	3%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2023
Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
250,000	AIMCO CLO 2018-BA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.362%), 6.76%, 1/15/32 (a)(b)	$249
400,000	Allegro CLO VII Ltd. 2018-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.162%), 7.56%, 6/13/31 (a)(b)	393
491,162	Americredit Automobile Receivables Trust 2022-1, 2.45%, 11/18/26	480
400,000	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 3.064%), 8.40%, 5/15/36 (a) (b)	364
500,000	BDS Ltd. 2021-FL7 144A, (1 mo. Term Secured Overnight Financing Rate + 2.914%), 8.25%, 6/16/36 (a)(b)	471
600,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 8.20%, 2/16/37 (a)(b)	582
250,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 1.300%), 5.27%, 7/15/30 EUR (a)(b)(c)	254
300,000	BRSP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.564%), 8.90%, 8/19/38 (a)(b)	274
300,000	CARLYLE U.S. CLO Ltd. 2019-3A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.562%), 7.98%, 10/20/32 (a)(b)	297
800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (b)	758
200,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (b)	178

Principal or Shares	Security Description	Value (000)
300,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (b)	$240
1,374,823	Carvana Auto Receivables Trust 2021-P4, 1.31%, 1/11/27	1,321
800,000	Carvana Auto Receivables Trust 2023-P1 144A, 5.98%, 12/10/27 (b)	795
50	Chase Auto Owner Trust, 0.00%, 6/25/30	632
902,756	CIFC Funding 2017-III Ltd. 2017-3A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.482%), 6.90%, 7/20/30 (a)(b)	901
780,014	CIFC Funding Ltd. 2015-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.372%), 6.78%, 1/22/31 (a)(b)	779
824,552	CNH Equipment Trust 2021-C, 0.81%, 12/15/26	782
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (b)(c)	259
713,866	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.182%), 6.58%, 10/15/30 (a)(b)	711
150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (b)	128
500,000	DLLAA LLC 2023-1A 144A, 5.93%, 7/20/26 (b)	500
381,000	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (b)	358
245,000	Driven Brands Funding LLC 2021-1A 144A, 2.79%, 10/20/51 (b)	201
350,000	Dryden 52 Euro CLO DAC 2017-52X, (3 mo. EURIBOR + 0.860%), 4.64%, 5/15/34 EUR (a)(c)(d)	363

2   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

480,488	Dryden 59 Euro CLO DAC 2017-59X, (3 mo. EURIBOR + 0.750%), 4.53%, 5/15/32 EUR (a)(c)(d)	$498
714,036	Dryden Senior Loan Fund 2015-41A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.232%), 6.63%, 4/15/31 (a)(b)	711
400,000	Exeter Automobile Receivables Trust 2023-3A, 6.11%, 9/15/25	400
702,619	Exeter Automobile Receivables Trust 2023-2A, 5.87%, 11/17/25	702
1,100,000	Exeter Automobile Receivables Trust 2022-1A 144A, 5.02%, 10/15/29 (b)	970
10	Exeter Automobile Receivables Trust 2021-2, 0.00%, 2/15/28	932
750,831	Flatiron CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.242%), 6.61%, 5/15/30 (a)(b)	748
400,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 7.17%, 2/23/39 (a)(b)	391
300,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 7.57%, 2/23/39 (a)(b)	292
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 7.85%, 9/15/37 (a)(b)	583
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 8.20%, 9/15/37 (a) (b)	571
300,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 8.20%, 7/15/39 (a)(b)	269
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 4.28%, 9/25/28 (b)	524
600,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 4.39%, 12/26/28 (b)	563
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 3.69%, 2/26/29 (b)	491
1	Juniper Receivables DAC, 0.00%, 8/15/29	317
10	Juniper Receivables DAC 2023-1 DAC, 0.00%, 7/15/30 (e)	430
400,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.78%, 2/17/39 (a)(b)	392
377,129	Kubota Credit Owner Trust 2022-2A 144A, 4.07%, 6/17/25 (b)	374
639,107	LCM XXIV Ltd. 24A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.242%), 6.66%, 3/20/30 (a)(b)	636
300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. Term Secured Overnight Financing Rate + 3.864%), 9.20%, 7/15/36 (a)(b)	266
500,000	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 3.39%, 11/20/50 (b)	452
400,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (b)	391
264,688	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (b)	218
500,000	RRE Loan Management DAC 16A 144A, (3 mo. EURIBOR + 1.680%), 5.64%, 10/15/36 EUR (a)(b)(c)(f)	526
156,821	Santander Bank Auto Credit-Linked Notes 2022-A 144A, 5.28%, 5/15/32 (b)	155

Principal or Shares	Security Description	Value (000)

98,013	Santander Bank Auto Credit-Linked Notes 2022-A 144A, 7.38%, 5/15/32 (b)	$97
835,000	Santander Bank Auto Credit-Linked Notes 2022-B 144A, 11.91%, 8/16/32 (b)	844
850,000	Santander Bank Auto Credit-Linked Notes 2022-C 144A, 14.59%, 12/15/32 (b)	900
751,242	Santander Drive Auto Receivables Trust 2023-2, 5.87%, 3/16/26	750
926,403	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.192%), 6.59%, 7/15/30 (a)(b)	922
400,000	TierPoint Issuer LLC 2023-1A 144A, 6.00%, 6/25/53 (b)	381
250,000	Trinitas Euro CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 5.85%, 10/25/37 EUR (a)(b)(c)	263
300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (b)	250
251,106	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.142%), 6.54%, 4/15/27 (a)(b)	250
918,186	Voya CLO Ltd. 2014-1A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.252%), 6.65%, 4/18/31 (a)(b)	914
591,000	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (b)	511
342,125	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (b)	281
Total Asset Backed (Cost - $32,654)		31,435
Bank Loans(g) (1%)
396,000	Asurion LLC Term Loan B10 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.42%, 8/19/28	379
165,000	MIC Glen LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.750%), 12.17%, 7/20/29	156
324,143	Tacala Investment Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.000%), 9.44%, 2/05/27	323
Total Bank Loans (Cost - $858)		858
Corporate Bond (44%)
Financial (20%)
200,000	Aircastle Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.410%), 5.25% (a)(b)(h)	158
225,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (a)(h)	147
125,000	Ally Financial Inc., 8.00%, 11/01/31	122
300,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.999%), 4.99%, 5/01/26 (a)	294
350,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.330%), 6.34%, 10/30/26 (a)	351
500,000	American Express Co., (U.S. Secured Overnight Financing Rate + 1.280%), 5.28%, 7/27/29 (a)	480
375,000	American Tower Corp., 5.50%, 3/15/28	363
400,000	American Tower Corp., 5.25%, 7/15/28	382
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(h)	170
400,000	Banco Santander SA, 5.59%, 8/08/28	386

Annual Report   3

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

450,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.774%), 3.71%, 4/24/28 (a)	$411
225,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.990%), 6.20%, 11/10/28 (a)	224
350,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.302%), 3.42%, 12/20/28 (a)	312
175,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.630%), 5.20%, 4/25/29 (a)	166
225,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.220%), 2.30%, 7/21/32 (a)	166
225,000	Barclays PLC, (U.S. Secured Overnight Financing Rate + 2.210%), 5.83%, 5/09/27 (a)	220
500,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (b)	495
250,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	239
200,000	Blue Owl Capital Corp., 3.40%, 7/15/26	179
250,000	BMW U.S. Capital LLC 144A, 5.05%, 8/11/28 (b)	243
350,000	Booking Holdings Inc., 3.63%, 11/12/28 EUR (c)	367
125,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 7.38%, 3/01/31 (b)	118
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 4/01/31	383
250,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 7/18/29 (d)	222
850,000	Citigroup Inc., (3 mo. Term Secured Overnight Financing Rate + 1.652%), 3.67%, 7/24/28 (a)	770
250,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (a)	193
200,000	Daimler Truck Finance North America LLC 144A, 5.60%, 8/08/25 (b)	199
450,000	Digital Realty Trust LP, 5.55%, 1/15/28	437
200,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (b)(c)	184
500,000	Fiserv Inc., 5.38%, 8/21/28	489
425,000	General Motors Financial Co. Inc., 6.05%, 10/10/25	423
275,000	General Motors Financial Co. Inc., 5.80%, 6/23/28	267
500,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.075%), 5.80%, 8/10/26 (a)	495
500,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.846%), 3.62%, 3/15/28 (a)	458
450,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	350
50,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)	32
300,000	Hyundai Capital America 144A, 2.10%, 9/15/28 (b)	247
300,000	Hyundai Capital America 144A, 6.10%, 9/21/28 (b)	295
175,000	Hyundai Capital America 144A, 5.70%, 6/26/30 (b)	166
400,000	Intesa Sanpaolo SpA, 1.35%, 2/24/31 EUR (c)(d)	317
225,000	Invitation Homes Operating Partnership LP, 5.45%, 8/15/30	210
975,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.450%), 5.30%, 7/24/29 (a)	939

Principal or Shares	Security Description	Value (000)

500,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.570%), 6.09%, 10/23/29 (a)	$497
1,075,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (a)	1,073
225,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.590%), 5.16%, 4/20/29 (a)	214
400,000	Morgan Stanley Bank N.A., 5.88%, 10/30/26	400
100,000	MPT Operating Partnership LP/MPT Finance Corp., 2.55%, 12/05/23 GBP (c)	121
225,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	216
125,000	MPT Operating Partnership LP/MPT Finance Corp., 3.38%, 4/24/30 GBP (c)	92
225,000	Permanent TSB Group Holdings PLC, (ICE 1Year Euribor Swap Fix +3.500%), 6.63%, 4/25/28 EUR (a)(c)(d)	241
200,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (b)	133
200,000	Realty Income Corp., 4.88%, 7/06/30 EUR (c)	210
250,000	Sagax Euro Mtn NL BV, 0.75%, 1/26/28 EUR (c)(d)	215
285,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (a)	245
450,000	SBA Tower Trust 144A, 6.60%, 1/15/28 (b)	450
350,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	290
525,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 5.65%, 9/14/26 (b)	521
300,000	Synchrony Bank, 5.40%, 8/22/25	287
300,000	Toronto-Dominion Bank, 3.63%, 12/13/29 EUR (c)(d)	304
300,000	Toronto-Dominion Bank, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.075%), 8.13%, 10/31/82 (a)	295
350,000	UBS Group AG, (ICE 1Year Euribor Swap Fix +1.050%), 1.00%, 6/24/27 EUR (a)(c)(d)	335
250,000	VICI Properties LP, 4.38%, 5/15/25	242
375,000	Volkswagen Group of America Finance LLC 144A, 5.65%, 9/12/28 (b)	365
200,000	Volkswagen Group of America Finance LLC 144A, 4.75%, 11/13/28 (b)	187
525,000	Warnermedia Holdings Inc., 3.76%, 3/15/27	483
219,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (a)	207
750,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.740%), 5.57%, 7/25/29 (a)	723
450,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.790%), 6.30%, 10/23/29 (a)	446
		21,861
Industrial (16%)
375,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (b)	306
200,000	Altice France Holding SA 144A, 10.50%, 5/15/27 (b)	109
100,000	American Airlines Inc. 144A, 7.25%, 2/15/28 (b)	93
175,000	Amgen Inc., 5.15%, 3/02/28	171
475,000	Ashtead Capital Inc. 144A, 4.25%, 11/01/29 (b)	414
250,000	AT&T Inc., 5.40%, 2/15/34	230
275,000	AutoZone Inc., 6.25%, 11/01/28	278
150,000	B&G Foods Inc. 144A, 8.00%, 9/15/28 (b)	146
200,000	Bausch & Lomb Escrow Corp. 144A, 8.38%, 10/01/28 (b)	199
275,000	Bayer AG, 4.63%, 5/26/33 EUR (c)(d)	288
475,000	Boeing Co., 2.20%, 2/04/26	437

4   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

375,000	Bristol-Myers Squibb Co., 5.75%, 2/01/31	$373
300,000	Broadcom Inc. 144A, 4.00%, 4/15/29 (b)	268
500,000	C&W Senior Financing DAC, 6.88%, 9/15/27 (d)	430
95,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	76
200,000	Centene Corp., 3.38%, 2/15/30	166
200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (b)	176
696,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29 (d)	614
400,000	Cigna Group, 4.38%, 10/15/28	374
200,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (b)	191
425,000	CVS Health Corp., 5.13%, 2/21/30	400
400,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (b)	376
450,000	Dollar General Corp., 5.20%, 7/05/28	433
201,000	Evergreen Acqco 1 LP/TVI Inc. 144A, 9.75%, 4/26/28 (b)	203
175,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	139
300,000	General Mills Inc., 3.91%, 4/13/29 EUR (c)	315
175,000	Graphic Packaging International LLC 144A, 3.75%, 2/01/30 (b)	143
125,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	80
300,000	Grupo Axo SAPI de CV, 5.75%, 6/08/26 (d)	262
275,000	HCA Inc., 5.20%, 6/01/28	262
475,000	HCA Inc., 5.88%, 2/01/29	460
275,000	Hewlett Packard Enterprise Co., 5.25%, 7/01/28	266
200,000	Humana Inc., 5.75%, 3/01/28	199
255,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (b)	210
150,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (c)(d)	150
250,000	Jabil Inc., 5.45%, 2/01/29	241
77,000	Jabil Inc., 3.60%, 1/15/30	65
250,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 3.00%, 2/02/29	206
193,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (b)	161
50,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (b)	37
400,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	372
200,000	Minerva Luxembourg SA 144A, 8.88%, 9/13/33 (b)	197
300,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (d)	270
240,000	NextEra Energy Capital Holdings Inc., 5.75%, 9/01/25	239
200,000	Open Text Corp. 144A, 6.90%, 12/01/27 (b)	199
575,000	Oracle Corp., 2.80%, 4/01/27	520
575,000	Pfizer Investment Enterprises Pte Ltd., 4.45%, 5/19/28	550
350,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (b)	344
250,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (b)	221
225,000	Rentokil Initial PLC, 0.50%, 10/14/28 EUR (c) (d)	200
400,000	Rolls-Royce PLC 144A, 5.75%, 10/15/27 (b)	380
200,000	Sasol Financing USA LLC, 5.88%, 3/27/24	198
200,000	Sigma Alimentos SA de CV, 4.13%, 5/02/26 (d)	189
200,000	Sitios Latinoamerica SAB de CV, 5.38%, 4/04/32 (d)	169

Principal or Shares	Security Description	Value (000)

100,000	Star Parent Inc. 144A, 9.00%, 10/01/30 (b)	$99
325,000	Take-Two Interactive Software Inc., 4.95%, 3/28/28	312
210,000	Tenet Healthcare Corp., 6.13%, 10/01/28	195
75,000	Tenet Healthcare Corp. 144A, 6.75%, 5/15/31 (b)	71
400,000	Tesco Corporate Treasury Services PLC, 0.38%, 7/27/29 EUR (c)(d)	339
575,000	T-Mobile USA Inc., 3.75%, 4/15/27	535
400,000	T-Mobile USA Inc., 3.38%, 4/15/29	349
250,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	243
450,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	355
325,000	Universal Music Group NV, 3.00%, 6/30/27 EUR (c)(d)	334
275,000	Verizon Communications Inc., 2.36%, 3/15/32	206
360,000	VMware Inc., 1.80%, 8/15/28	297
277,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	229
		17,559
Utility (8%)
425,000	Boeing Co., 5.04%, 5/01/27	412
200,000	Borr IHC Ltd./Borr Finance LLC 144A, 10.00%, 11/15/28 (b)	200
100,000	Civitas Resources Inc. 144A, 8.63%, 11/01/30 (b)	102
175,000	Civitas Resources Inc. 144A, 8.75%, 7/01/31 (b)	177
325,000	Columbia Pipelines Holding Co. LLC 144A, 6.04%, 8/15/28 (b)	319
275,000	Electricidad Firme de Mexico Holdings SA de CV, 4.90%, 11/20/26 (d)	240
325,000	Enel Finance International NV, 3.88%, 3/09/29 EUR (c)(d)	340
250,000	Energy Transfer LP, 5.55%, 2/15/28	243
250,000	Energy Transfer LP, 6.10%, 12/01/28	247
250,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA, 5.38%, 12/30/30 (d)	167
325,000	Exelon Corp., 5.15%, 3/15/28	315
190,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	183
115,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	111
350,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	295
200,000	Geopark Ltd., 5.50%, 1/17/27 (d)	168
228,968	Gran Tierra Energy Inc. 144A, 9.50%, 10/15/29 (b)	197
175,000	Greenfire Resources Ltd. 144A, 12.00%, 10/01/28 (b)	174
278,250	Greenko Power II Ltd., 4.30%, 12/13/28 (d)	234
685,100	India Cleantech Energy, 4.70%, 8/10/26 (d)	599
265,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(d)	248
200,000	Kosmos Energy Ltd., 7.75%, 5/01/27 (d)	180
250,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	225
225,000	Patterson-UTI Energy Inc., 7.15%, 10/01/33	220
160,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	147
80,000	PBF Holding Co. LLC/PBF Finance Corp. 144A, 7.88%, 9/15/30 (b)	77
100,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c) (d)	96
275,000	Petroleos Mexicanos, 8.75%, 6/02/29	243

Annual Report   5

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

400,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (d)	$310
175,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (b)	162
155,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 9.00%, 10/15/26 (b)	149
325,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	275
—	Tierra Mojada Luxembourg II Sarl, 5.75%, 12/01/40 (d)	—
125,000	TransAlta Corp., 7.75%, 11/15/29	124
50,000	Venture Global LNG Inc. 144A, 9.88%, 2/01/32 (b)	51
325,000	Viper Energy Partners LP 144A, 7.38%, 11/01/31 (b)	324
575,000	Vital Energy Inc., 10.13%, 1/15/28	577
750,000	Williams Cos. Inc., 5.40%, 3/02/26	742
		8,873
Total Corporate Bond (Cost - $50,169)		48,293
Foreign Government (7%)
21,000,000	Brazil Letras do Tesouro Nacional, 1/01/24 BRL (c)(f)	4,088
250,000	Colombia Government International Bond, 4.50%, 3/15/29	218
300,000	Export-Import Bank of India 144A, 5.50%, 1/18/33 (b)	283
350,000	Ivory Coast Government International Bond, 5.25%, 3/22/30 EUR (c)(d)	307
300,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (b)	228
300,000	Nigeria Government International Bond, 6.50%, 11/28/27 (d)	259
400,000	Oman Government International Bond, 5.63%, 1/17/28 (d)	388
200,000	Oman Government International Bond, 6.75%, 1/17/48 (d)	180
325,000	Paraguay Government International Bond, 3.85%, 6/28/33 (d)	262
225,000	Republic of Kenya Government International Bond, 7.00%, 5/22/27 (d)	195
8,100,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	382
200,000	Republic of Uzbekistan International Bond 144A, 7.85%, 10/12/28 (b)	200
600,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (d)	535
570,000	Romanian Government International Bond, 6.63%, 9/27/29 EUR (c)(d)	622
Total Foreign Government (Cost - $8,475)		8,147
Mortgage Backed (15%)
100,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 7.20%, 12/18/37 (a)(b)	96
340,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 7.25%, 10/15/36 (a)(b)	336
552,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.114%), 7.45%, 10/15/36 (a)(b)	545

Principal or Shares	Security Description	Value (000)

680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.75%, 10/15/36 (a)(b)	$667
280,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 8.20%, 10/15/37 (a)(b)	271
377,914	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. Term Secured Overnight Financing Rate + 2.067%), 7.40%, 5/15/38 (a)(b)	359
700,000	BX Trust 2018-GW 144A, (1 mo. Term Secured Overnight Financing Rate + 2.717%), 8.05%, 5/15/35 (a)(b)	671
500,000	BX Trust 2023-DELC 144A, (1 mo. Term Secured Overnight Financing Rate + 2.690%), 8.02%, 5/15/38 (a)(b)	502
400,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.064%), 7.40%, 2/15/38 (a)(b)	326
236,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. Term Secured Overnight Financing Rate + 1.117%), 6.45%, 12/15/37 (a)(b)	234
393,196	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.214%), 7.55%, 11/15/37 (a)(b)	388
196,598	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.880%), 8.22%, 11/15/37 (a)(b)	194
294,897	Cold Storage Trust 2020-ICE5 144A, (1 mo. Term Secured Overnight Financing Rate + 3.607%), 8.94%, 11/15/37 (a)(b)	291
500,000	Connecticut Avenue Securities Trust 2018- R07 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.464%), 9.79%, 4/25/31 (a)(b)	531
13,011	Connecticut Avenue Securities Trust 2019- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.564%), 7.89%, 7/25/31 (a)(b)	13
1,151,410	Connecticut Avenue Securities Trust 2019- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.264%), 9.59%, 8/25/31 (a)(b)	1,209
544,423	Connecticut Avenue Securities Trust 2019- R03 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.214%), 9.54%, 9/25/31 (a)(b)	572
521,445	Connecticut Avenue Securities Trust 2019- HRP1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.264%), 7.59%, 11/25/39 (a)(b)	522
152,707	Connecticut Avenue Securities Trust 2020- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.114%), 7.44%, 1/25/40 (a)(b)	153
781,564	Extended Stay America Trust 2021-ESH 144A, (1 mo. Term Secured Overnight Financing Rate + 3.814%), 9.15%, 7/15/38 (a)(b)	760
1,637,805	FN MA5139 30YR, 6.00%, 9/01/53	1,596
762,756	FN MA5167 30YR, 6.50%, 10/01/53	759
1,010,000	FNCL, 5.50%, 11/01/5330YR TBA (i)	958

6   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

232,040	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.62%, 2/25/42 (a)(b)	$232
47,679	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.014%), 7.34%, 1/25/50 (a)(b)	48
67,897	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.964%), 7.29%, 2/25/50 (a)(b)	68
432,177	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 5.864%), 11.19%, 7/25/50 (a)(b)	473
427,253	Freddie Mac STACR REMIC Trust 2020-DNA4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 6.114%), 11.44%, 8/25/50 (a)(b)	475
111,361	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 8.12%, 10/25/50 (a)(b)	113
246,679	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (U.S. Secured Overnight Financing Rate Index 30day Average + 8.914%), 14.24%, 3/25/28 (a)	257
95,432	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.600%), 7.92%, 11/25/50 (a)(b)	97
820,000	G2 MA9242 30YR, 6.00%, 10/20/53	804
540,634	Life Mortgage Trust 2021-BMR 144A, (1 mo. Term Secured Overnight Financing Rate + 3.064%), 8.40%, 3/15/38 (a)(b)	514
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (b)	45
110,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 8.22%, 11/17/30 GBP (a)(b)(c)	128
278,317	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 6.000%), 11.33%, 2/15/39 (a)(b)	245
360,000	TPGI Trust 2021-DGWD 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.80%, 6/15/26 (a)(b)	343

Principal or Shares	Security Description	Value (000)

257,392	TTAN 2021-MHC 144A, (1 mo. Term Secured Overnight Financing Rate + 2.514%), 7.85%, 3/15/38 (a)(b)	$244
400,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. Term Secured Overnight Financing Rate + 1.822%), 7.16%, 12/15/34 (a)(b)	342
7,998,282	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.92%, 8/15/51 (j)	186

Total Mortgage Backed (Cost - $17,704)		16,567

U.S. Treasury (3%)
3,400,000	U.S. Treasury Note, 5.13%, 10/31/25 (Cost - $3,397)	3,396
Investment Company (2%)
813,851	Payden Cash Reserves Money Market Fund *	814
331,915	Payden Emerging Markets Local Bond Fund *	1,504
Total Investment Company (Cost - $2,374)		2,318
Purchase Options (0%)
Total Purchase Options (Cost - $79)		47

Total Investments (Cost - $115,710) (101%)		111,061
Liabilities in excess of Other Assets (-1%)		(1,225)

Net Assets (100%)		$109,836

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Non-income producing
(f)	Yield to maturity at time of purchase.
(g)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(h)	Perpetual security with no stated maturity date.
(i)	Security was purchased on a delayed delivery basis.
(j)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
iShares iBoxx High Yield Corporate Bond ETF	2,000	$8	$69	11/17/2023	$8	Put
SPDR S&P Homebuilders ETF	295	39	65	01/19/2024	39	Put

Total Purchase Options					$47

Annual Report   7

        Portfolio Highlights & Investments continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 128	USD 135	Citibank, N.A.	03/18/2024	$1
USD 812	CHF 729	BNP PARIBAS	11/22/2023	9
USD 506	AUD 787	Citibank, N.A.	11/22/2023	6
USD 4,196	BRL 20,970	Citibank, N.A.	01/10/2024	71
USD 7,331	EUR 6,830	Citibank, N.A.	03/18/2024	57
USD 1,021	CAD 1,366	HSBC Bank USA, N.A.	11/22/2023	35
USD 812	CHF 729	HSBC Bank USA, N.A.	11/22/2023	8
USD 1,014	EUR 928	HSBC Bank USA, N.A.	11/22/2023	31
USD 300	CAD 405	HSBC Bank USA, N.A.	03/18/2024	8
USD 583	GBP 470	HSBC Bank USA, N.A.	03/18/2024	11

				237

Liabilities:
CAD 1,366	USD 1,008	Citibank, N.A.	11/22/2023	(23)
EUR 928	USD 995	HSBC Bank USA, N.A.	11/22/2023	(12)
JPY 119,100	USD 816	BNP PARIBAS	11/22/2023	(27)
JPY 73,800	USD 515	Citibank, N.A.	11/22/2023	(27)
USD 420	ZAR 7,940	Citibank, N.A.	11/22/2023	(5)

				(94)

Net Unrealized Appreciation (Depreciation)				$143

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	153	Dec-23	$30,971	$(53)	$(53)

Short Contracts:
Euro-Bobl Future	21	Dec-23	(2,584)	13	13
Euro-Bund Future	81	Dec-23	(11,055)	(72)	(72)
Euro-Schatz Future	3	Dec-23	(334)	1	1
U.S. Long Bond Future	6	Dec-23	(657)	6	6
U.S. Treasury 10-Year Note Future	30	Dec-23	(3,185)	94	94
U.S. Treasury 10-Year Ultra Future	14	Dec-23	(1,524)	67	67
U.S. Treasury 5-Year Note Future	102	Dec-23	(10,657)	116	116
U.S. Ultra Bond Future	2	Dec-23	(225)	28	28

					253

Total Futures					$200

8   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 41 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2028	USD 4,600	$2	$(24)	$26
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2028	EUR 4,300	(116)	(137)	21
Protection Bought (Relevant Credit: Republic of Turkey), Pay 1% Quarterly, Receive upon credit default	06/20/2025	USD 2,450	53	71	(18)

			$(61)	$(90)	$29

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 5.35% (SOFRRATE) Annually	03/03/2032	USD 2,413	$(555)	$—	$(555)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 5.35% (SOFRRATE) Annually	03/04/2032	USD 1,207	(268)	—	(268)

			$(823)	$—	$(823)

See notes to financial statements.

Annual Report   9

Statement of Assets & Liabilities

October 31, 2023
Numbers in 000s

ASSETS:
Investments, at value *	$108,743
Affiliated investments, at value **	2,318
Foreign cash ***	179
Cash pledged for financial futures contracts	650
Cash pledged for centrally cleared swaps	707
Receivable for:
Interest and dividends	821
Investments sold	1,118
Fund shares sold	345
Futures	10
Forward currency contracts	237
Other assets	32
Total Assets	115,160
LIABILITIES:
Payable for:
Bank overdraft	22
Forward currency contracts	94
Investments purchased	4,925
Fund shares redeemed	1
Futures	48
Variation margin on centrally cleared swaps	38
Accrued expenses:
Investment advisory fees (Note 3)	38
Administration fees (Note 3)	14
Distribution fees (Notes 3)	21
Trustee fees and expenses	5
Other liabilities	118
Total Liabilities	5,324
NET ASSETS	$109,836
NET ASSETS:
Paid in capital	$117,328
Distributable earnings (loss)	(7,492)
NET ASSETS	$109,836
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$3,548
Shares Outstanding	339
Net Asset Value Per Share	$10.47
SI Class
Net Assets	$77,527
Shares Outstanding	7,537
Net Asset Value Per Share	$10.29
Adviser Class
Net Assets	$7,378
Shares Outstanding	741
Net Asset Value Per Share	$9.95
Retirement Class
Net Assets	$21,383
Shares Outstanding	2,293
Net Asset Value Per Share	$9.32

* Investments, at cost	$113,336
** Affiliated investments, at cost	2,374
*** Foreign cash, at cost	179

See notes to financial statements.

10   Payden Mutual Funds

Statement of Operations

Period ended October 31, 2023
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$6,609
Interest from affiliated investments	65
Dividend income	816
Dividend income from affiliated investment (Note 2)	14
Income from securities lending	8
Foreign tax withholdings	(2)
Investment Income	7,510
EXPENSES:
Investment advisory fees (Note 3)	1,129
Administration fees (Note 3)	154
Shareholder servicing fees	3
Distribution fees (Note 3)	126
Custodian fees	53
Transfer agent fees	46
Registration and filing fees	56
Trustee fees and expenses	16
Printing and mailing costs	65
Loan commitment fees	1
Legal fees	22
Publication expense	5
Pricing fees	49
Fund accounting fees	97
Insurance	2
Audit fees	52
Gross Expenses	1,876
Expense subsidy (Note 3)	(677)
Net Expenses	1,199
Net Investment Income	6,311
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(902)
Foreign currency transactions	40
Forward foreign exchange contracts	(328)
Futures contracts	736
Swap contracts	(663)
Change in net unrealized appreciation (depreciation) from:
Investments	1,746
Translation of assets and liabilities in foreign currencies	(21)
Forward foreign exchange contracts	(110)
Affiliated Investments	(56)
Futures contracts	(201)
Swap contracts	9
Net Realized and Unrealized Gains	250
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,561

See notes to financial statements.

Annual Report   11

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$6,311	$2,906
Net realized (losses)	(1,117)	(2,184)
Change in net unrealized appreciation/(depreciation)	1,367	(7,784)
Change in Net Assets Resulting from Operations	6,561	(7,062)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(56)	(24)
SI Class	(1,275)	(1,681)
Adviser Class	(154)	(315)
Retirement Class	(452)	(540)
Change in Net Assets from Distributions to Shareholders	(1,937)	(2,560)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	541	1,839
SI Class	26,378	15,703
Adviser Class	764	2,295
Retirement Class	2,223	2,484
Reinvestment of distributions:
Institutional Class	56	24
SI Class	1,276	1,681
Adviser Class	154	310
Retirement Class	452	540
Cost of fund shares redeemed:
Institutional Class	(16)	(12)
SI Class	(20,980)	(25,535)
Adviser Class	(8,212)	(2,709)
Retirement Class	(3,619)	(6,337)
Change in Net Assets from Capital Transactions	(983)	(9,717)
Total Change in Net Assets	3,641	(19,339)
NET ASSETS:
Beginning of period	106,195	125,534
End of period	$109,836	$106,195
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	283	101
Shares sold	52	181
Shares issued in reinvestment of distributions	6	2
Shares redeemed	(2)	(1)
Change in shares outstanding	56	182
Outstanding shares at end of period	339	283
SI Class:
Outstanding shares at beginning of period	6,877	7,665
Shares sold	2,600	1,558
Shares issued in reinvestment of distributions	129	160
Shares redeemed	(2,069)	(2,506)
Change in shares outstanding	660	(788)
Outstanding shares at end of period	7,537	6,877
Adviser Class:
Outstanding shares at beginning of period	1,493	1,497
Shares sold	77	237
Shares issued in reinvestment of distributions	16	31
Shares redeemed	(845)	(272)
Change in shares outstanding	(752)	(4)
Outstanding shares at end of period	741	1,493
Retirement Class:
Outstanding shares at beginning of period	2,397	2,735
Shares sold	241	271
Shares issued in reinvestment of distributions	50	56
Shares redeemed	(395)	(665)
Change in shares outstanding	(104)	(338)
Outstanding shares at end of period	2,293	2,397
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	143,072	124,866
Sale of investments (excluding government)	142,797	130,444
Purchase of government securities	41,581	5,123
Sale of government securities	38,080	11,850

See notes to financial statements.

12   Payden Mutual Funds

Notes to Financial Statements

October 31, 2023

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Managed Income Fund. The other Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Annual Report   13

Notes to Financial Statements continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Payden Cash Reserves Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Payden Cash Reserves Money Market Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or

14   Payden Mutual Funds

security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap

Annual Report   15

Notes to Financial Statements continued

less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2023 (000s)

	Derivative	Derivative
Underlying Risk	Assets ($)	Liabilities ($)
Credit[1]	47	(18)
Equity[2]	47	—
Interest rate[1]	325	(948)
Foreign currency[3,4]	237	(94)

Total	656	(1,060)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at fair value as reported in the Schedule of Investments.

3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2023

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(697)	$(697)
Equity	—	—	$(18)	—	(18)
Interest rate	$736	—	—	34	770
Foreign exchange	—	$(328)	—	—	(328)

Total	$736	$(328)	$(18)	$(663)	$(273)

16   Payden Mutual Funds

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gains (losses) on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2023

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$190	$190
Equity	—	—	$6	—	6
Interest rate	$(201)	—	—	(181)	(382)
Foreign exchange	—	$(110)	—	—	(110)

Total	$(201)	$(110)	$6	$9	$(296)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2023 the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
12%	9%	10%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting

Annual Report   17

Notes to Financial Statements continued

the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2023, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the

18   Payden Mutual Funds

deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2023, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the

Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

The Fund invests in the Payden Cash Reserves Money Market Fund, an affiliated Fund. Income earned, if any, by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Fund	Value October 31, 2022	Purchases	Sales	Dividends	Value October 31, 2023	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)
Investments in Payden Emerging Markets Local Bond Fund	—	$1,560,000	—	$14,471	$1,503,573	—	($56,426)
Investments in Cash Reserves Money Market Fund	$2,858,383	76,595,412	$78,639,944	65,208	813,851	—	—

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2023.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the funds financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 0.95% for the Institutional and SI classes, 1.20% for the Adviser class, and 1.45% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees to 0.95% of the average daily net assets or an annualized basis through February 28, 2024 (exclusive of interest, taxes and 12b-1 fees).

Annual Report   19

Notes to Financial Statements continued

The Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the period. The amount of $1,486,325 ($402,793 for 2021, $406,729 for 2022 and $676,803 for 2023) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$31,435	—	—	—	$31,435
Bank Loans	—	—	858	—	—	—	858
Corporate Bond	—	—	48,293	—	—	—	48,293
Foreign Government	—	—	8,147	—	—	—	8,147
Mortgage Backed	—	—	16,567	—	—	—	16,567
U.S. Government	—	—	3,396	—	—	—	3,396
Options Purchased	$47	—	—	—	—	—	47
Investment Company	2,318	—	—	—	—	—	2,318

Total	$2,365	—	$108,696	—	—	—	$111,061

20   Payden Mutual Funds

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$237	$(94)	—	—	$143
Futures	$325	$(125)	—	—	—	—	200
Swaps	—	—	47	(841)	—	—	(794)

Total	325	(125)	284	(935)	—	—	(451)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2023, there were no permanent differences.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

As of October 31, 2023, the Fund had available for Federal income tax purposes unused capital losses of $7,875.

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

2022		2023
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$2,560	$—	$1,937	$—

At October 31, 2023, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$115,757	$1,242	$(5,938)	$(4,696)

At October 31, 2023, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
$5,103	$—	$(7,875)	$—	$(4,720)	$(7,492)

6. Fund Changes

At a meeting held on December 20, 2022, the Board of Trustees (the “Board”) of the The Payden & Rygel Investment Group (the “Trust”) unanimously approved (i) the termination of the investment management agreement with Payden/Kravitz Investment Advisers LLC (the “Former Agreement”) effective December 30, 2022, (ii) a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Payden & Rygel (“P&R”), and (iii) an interim investment management agreement between the Trust, on behalf of the Fund, and P&R (the “Interim Agreement”). In connection with these approvals, the Board also approved a change in the name of the Fund, which previously was called the “Payden/Kravitz Cash Balance Plan Fund,” to the “Payden Managed Income Fund,” effective December 30, 2022.

P&R served as the investment adviser to the Fund pursuant to the Interim Agreement, which took effect on December 30, 2022, after the termination of the Former Agreement. P&R served as investment adviser pursuant to the Interim Agreement until April 14, 2023 at which time the shareholders approved the New Agreement.

Annual Report   21

Notes to Financial Statements continued

7. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and has determined that no events have occurred that require disclosure.

22   Payden Mutual Funds

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$10.00	$10.85	$10.51	$10.87	$10.64

Income (loss) from investment activities:
Net investment income	0.66 (1)	0.34 (1)	0.24 (1)	0.34 (1)	0.36 (1)
Net realized and unrealized gains (losses)	0.01	(0.96)	0.47	(0.35)	0.21

Total from investment activities	0.67	(0.62)	0.71	(0.01)	0.57

Distributions to shareholders:
From net investment income	(0.20)	(0.23)	(0.37)	(0.35)	(0.34)

Net asset value — end of period	$10.47	$10.00	$10.85	$10.51	$10.87

Total return	6.76%	(5.80)%	6.94%	(0.08)%	5.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,548	$2,829	$1,095	$530	$6,833
Ratio of gross expense to average net assets	1.71%	1.60%	1.54%	1.52%	1.44%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	5.64%	2.69%	1.63%	2.69%	2.88%
Ratio of net investment income to average net assets	6.40%	3.33%	2.23%	3.25%	3.36%
Portfolio turnover rate	195%	122%	155%	71%	84%

The Class commenced operations on June 1, 2016.

	SI Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.84	$10.70	$10.39	$10.78	$10.58

Income (loss) from investment activities:
Net investment income	0.64 (1)	0.28 (1)	0.21 (1)	0.30 (1)	0.32 (1)
Net realized and unrealized gains (losses)	0.00 (2)	(0.91)	0.47	(0.34)	0.21

Total from investment activities	0.64	(0.63)	0.68	(0.04)	0.53

Distributions to shareholders:
From net investment income	(0.19)	(0.23)	(0.37)	(0.35)	(0.33)

Net asset value — end of period	$10.29	$9.84	$10.70	$10.39	$10.78

Total return	6.61%	(6.03)%	6.66%	(0.42)%	5.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$77,527	$67,639	$82,019	$98,931	$130,036
Ratio of gross expense to average net assets	1.71%	1.62%	1.54%	1.51%	1.44%
Ratio of net expense to average net assets	1.04%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	5.63%	2.40%	1.66%	2.63%	2.87%
Ratio of net investment income to average net assets	6.29%	2.76%	1.95%	2.90%	3.06%
Portfolio turnover rate	195%	122%	155%	71%	84%

The Fund commenced operations on September 22, 2008.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005.

See notes to financial statements.

Annual Report   23

Financial Highlights continued

For the share outstanding for each of the periods ended October 31st

	Adviser Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$9.53	$10.40	$10.13	$10.53	$10.36

Income (loss) from investment activities:
Net investment income	0.58 (1)	0.25 (1)	0.17 (1)	0.26 (1)	0.29 (1)
Net realized and unrealized gains (losses)	0.02	(0.90)	0.46	(0.32)	0.20

Total from investment activities	0.60	(0.65)	0.63	(0.06)	0.49

Distributions to shareholders:
From net investment income	(0.18)	(0.22)	(0.36)	(0.34)	(0.32)

Net asset value — end of period	$9.95	$9.53	$10.40	$10.13	$10.53

Total return	6.38%	(6.34)%	6.37%	(0.61)%	4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$7,378	$14,226	$15,565	$15,534	$22,587
Ratio of gross expense to average net assets	1.95%	1.87%	1.79%	1.76%	1.69%
Ratio of net expense to average net assets	1.32%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	5.28%	2.17%	1.40%	2.37%	2.63%
Ratio of net investment income to average net assets	5.90%	2.54%	1.69%	2.64%	2.81%
Portfolio turnover rate	195%	122%	155%	71%	84%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2023	2022	2021	2020	2019
Net asset value — beginning of period	$8.97	$9.82	$9.60	$10.03	$9.91

Income (loss) from investment activities:
Net investment income	0.53 (1)	0.21 (1)	0.14 (1)	0.22 (1)	0.25 (1)
Net realized and unrealized gains (losses)	0.01	(0.84)	0.44	(0.31)	0.20

Total from investment activities	0.54	(0.63)	0.58	(0.09)	0.45

Distributions to shareholders:
From net investment income	(0.19)	(0.22)	(0.36)	(0.34)	(0.33)

Net asset value — end of period	$9.32	$8.97	$9.82	$9.60	$10.03

Total return	6.07%	(6.55)%	6.19%	(0.93)%	4.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,383	$21,501	$26,855	$36,402	$35,677
Ratio of gross expense to average net assets	2.21%	2.12%	2.04%	2.02%	1.94%
Ratio of net expense to average net assets	1.55%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	5.10%	1.90%	1.17%	2.07%	2.38%
Ratio of net investment income to average net assets	5.75%	2.26%	1.46%	2.34%	2.57%
Portfolio turnover rate	195%	122%	155%	71%	84%

The Class commenced operations on April 6, 2009.

(1)  Based on average shares outstanding.

See notes to financial statements.

24   Payden Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden Managed Income Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE &TOUCHE LLP

Los Angeles, California

December 29, 2023

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   25

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2023. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2023	Value October 31, 2023	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,010.60	1.06%	0.95%	$4.81
SI Class	1,000.00	1,010.80	1.08%	0.95%	4.81
Adviser Class	1,000.00	1,009.10	0.91%	1.20%	6.08
Retirement Class	1,000.00	1,007.60	0.76%	1.45%	7.34

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2023 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2023	Value October 31, 2023	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,020.42	2.04%	0.95%	$4.84
SI Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Adviser Class	1,000.00	1,019.16	1.92%	1.20%	6.11
Retirement Class	1,000.00	1,017.90	1.79%	1.45%	7.37

26   Payden Mutual Funds

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, and most likely the most important duty of the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is its initial approval, and subsequently its annually approval, of the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the P&R Trust with respect to the Payden Managed Income Fund (the ”Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the P&R Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the P&R Trust’s eight Trustees are deemed to be Independent Trustees for this purpose.

In order to assure that the Board’s Audit Committee (the “Audit Committee”) had sufficient time to review and discuss the material presented to it, the Audit Committee had a special session of the Audit Committee on Thursday, June 15, 2023, to assure the Audit Committee had sufficient time to consider the material presented to it.

Following that session, and after the Audit Committee had the further opportunity to discuss the approval of the investment advisers at its regularly scheduled meeting on June 20, 2023, the Audit Committee recommended unanimously and the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2024. The Board approved the Agreement following the recommendation of the Audit Committee , which is composed of all six of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. The determination made by each of the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) the business judgment made by each Independent Trustees.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process, as follows. As part of that process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on the Fund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding the Fund, including data relating to the Fund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for the Fund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. Broadridge then summarized the methodologies it employed to provide the data contained in its report. In addition, Broadridge

[1]  The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

Annual Report   27

Approval of Investment Advisory Agreement (Unaudited) continued

represented to the Board that its reports were designed specifically to provide the Board with information on the fees, expense and other performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 20, 2023, Paul Hastings requested on behalf of the Audit Committee and the Board, respectively, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration about whether to renew the Agreement for the Fund. In addition to the date provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers for the same or similar work; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 15, 2021, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

3. Nature, Extent and Quality of Services

The Board and Audit Committee members considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee each concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of the Fund compared to its respective peers and benchmark index, paying specific attention to performance which did not measure up to the Adviser’s expectations and to the plans by the Adviser to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board and Audit Committee concluded that, overall, the short-term and long-term results for the Fund have been satisfactory, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

28   Payden Mutual Funds

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates for the Fund. They noted that, although the fees paid by those clients generally were lower than those paid by the Fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising SEC-registered mutual funds and advising separately managed institutional accounts Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Trustees further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund as well as possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund by its ability to invest more efficiently the assets of small, separately managed accounts in the Fund, and because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

7. Specific-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. References below to quintiles are based on data provided to the Board in the report prepared by Broadridge. All time periods referenced below ended as of April 30, 2023.

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 1.10%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2024. It may or may not be renewed.

• Performance: The Fund was in the second quintile for each of the one-year and three-year periods, in the third quintile for the five-year period, and in the fourth quintile for the ten-year period of the group of comparable funds.

Annual Report   29

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)
Stephanie Bell-Rose	66	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	76	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	79	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	82	Independent Trustee	2008	19	Executive Director,
					Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	74	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	81	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Jordan H. Lopez	42	Interested Trustee	2020	19	Director, Payden & Rygel
Asha B. Joshi	66	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Chief Financial Officer	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Managing Director and Treasurer, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director Payden & Rygel
Reza Pishva		Secretary	2022		Director and General Counsel, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)   Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)   Officers are elected by, and serve at the pleasure of, The Board of Trustees.

30   Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec. gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Payden Managed Income Fund - Advisor Share Class (PKCBX)
Payden Managed Income Fund - Institutional Share Class (PKCIX)
Payden Managed Income Fund - Retirement Share Class (PKCRX)
Payden Managed Income Fund - SI Share Class (PKBIX)

PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com
payden@umb.com

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 19, 2023, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2023, W.D. Hilton, Jr., Thomas V. McKernan and Andrew J. Policano are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $810,000 for 2023 and $735,000 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $141,000 for 2023 and $134,300 for 2022. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $60,000 in 2023 related to a consent in connection with filings with the SEC on November 27, 2023 and November 30, 2023 for the addition of new Adviser Class shares for certain Funds and $3,200 in 2022 related to a consent in connection with a filing with the SEC on August 24, 2022 for the new Payden Securitized Income Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  100%

(d)  100%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $201,100 for 2023 and $137,500 for 2022.

(h)

In the fiscal years ended October 31, 2023 and October 31, 2022 respectively, the registrant’s principal accountant did provide non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and which pre-approval was provided. Each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 26, 2023

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Chief Financial Officer
(principal financial officer)

Date	December 26, 2023

* Print the name and title of each signing officer under his or her signature.